UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2008

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Tax-Managed Equity Fund

SEMIANNUAL REPORT

MARCH 31, 2008 (Unaudited)

FUND AND MANAGER REVIEW

Loomis Sayles Mid Cap Growth Fund

Phil Fine, CFA

Manager since February 1999

FUND FACTS

Symbol | Institutional: LSAIX;

Retail: LAGRX

Objective | Long-term capital growth from investments in common stocks or similar securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of the Russell Midcap Growth Index, although the Fund may invest in companies of any size

Fund Inception Date | 12/31/96

Commencement of Operations of Class | Institutional: 1/2/97;

Retail: 1/2/97

Total Net Assets | $123.5 million

PORTFOLIO REVIEW

In a difficult period for the securities markets, the Fund held up better than its Benchmark, the Russell Midcap Growth Index, for the six months ended March 31, 2008. The Fund’s outperformance was primarily due to good stock selection in the materials and processing, healthcare, consumer discretionary and technology sectors. Stock selection in the financial services and utilities sectors detracted from relative performance.

The materials and processing and energy sectors were the only sectors posting positive absolute returns for the Fund. Good stock selection in the overweight materials sector had the greatest positive impact on performance, both in absolute and relative terms. Our strongest performers included steel and fertilizer stocks, which benefited from rising commodity prices, supported by structural imbalances between supply and demand. Mosaic, a phosphate and potash producer, was the Fund’s top performer. Prices and cash margins for both nutrients have risen sharply, due to strong demand, low inventories and supply constraints. We were modestly underweight in energy, but our holdings outperformed the Benchmark’s energy stocks. Our top contributors included two exploration and production companies, Range Resources and Southwestern Energy.

The Fund’s weakest sector on an absolute basis was financial services. The technology and consumer discretionary sectors were also weak on an absolute basis, but when viewed on a relative basis, these sectors added value because of good stock selection. In the first quarter of 2008, virtually every company related to the capital markets came under pressure, due to the turmoil in the credit markets. For example, FCStone, a commodities broker and consultant, plunged in value due to its perceived exposure to counterparty credit risk and concerns that trading volumes could suffer if hedge fund clients were forced to deleverage. We sold the stock. In technology, the Fund experienced losses in telecommunication equipment and computer stocks, and our solar stocks were hit by profit-taking. Nevertheless, our position in First Solar, a producer of solar modules, was a top contributor. We believe the company’s proprietary technology gives it a cost advantage relative to competitors, and management has done an exceptional job ramping up new capacity.

NII Holdings, a provider of wireless communication services in Latin America, detracted from the Fund’s performance. The company reported disappointing net subscriber additions in its two largest markets, Mexico and Brazil, and announced price cuts to match competitor promotions. We sold the position.

OUTLOOK

Uncertainty and fear often create attractive buying opportunities, as emotion overcomes fundamentals. We anticipate improving conditions in the equity markets during 2008. We believe pessimism is high, risk appetites are low, and concerns about corporate profit growth may be overstated. In our view, this suggests that valuations are attractive, and the market is well-positioned for a recovery if the fog of uncertainty begins to clear and investors return to looking at normalized earnings and cash-flow growth rates.

1

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Mid Cap Growth: Institutional
-7.74%	9.82%	19.85%	8.76%	10.28%
Loomis Sayles Mid Cap Growth: Retail
-7.86	9.57	19.54	8.46	9.98
Russell Midcap Growth Index(c)
-12.46	-4.55	15.20	5.15	7.55
Lipper Mid-Cap Growth Funds Index(c)
-12.81	1.09	15.12	5.12	6.61

Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.10%	Retail: 1.43%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%	Retail: 1.25%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to March 31, 2008(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gain distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 9 for a description of the Indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

2

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Growth Fund

Mark F. Burns, CFA

Manager since January 2005

John Slavik, CFA

Manager since April 2005

FUND FACTS

Symbol | Institutional: LSSIX;

Retail: LCGRX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size

Fund Inception Date | 12/31/96

Commencement of Operations of Class | Institutional: 1/2/97;

Retail: 1/2/97

Total Net Assets | $103.1 million

PORTFOLIO REVIEW

The Fund underperformed its Benchmarks, the Russell 2000 Growth and the Russell 2000 Indices, for the six months ended March 31, 2008. Poor stock selection in the financial services and healthcare sectors accounted for the majority of the performance shortfall versus the Benchmarks.

On an absolute basis, energy was the only sector in the Fund’s portfolio that offered a positive return for the period. The technology, healthcare and consumer discretionary sectors made the largest negative contributions to the Fund’s absolute performance. Within these sectors, Inverness Medical Innovations, a diagnostic testing company; Life Time Fitness, a nationwide owner of health clubs; and Tessera Technologies, a semiconductor company, were among the Fund’s worst performers. Each of these positions was sold.

In light of the recent stock market volatility, we sought to limit the Fund’s risk by reducing exposure to the technology and financial services sectors. In financial services, we cut exposure to companies that were influenced by the ongoing credit crisis. In the technology sector, we reduced exposure to the semiconductor industry, which was experiencing a cyclical slowdown.

We also reduced the Fund’s consumer discretionary exposure aggressively in the fourth quarter of 2007, as it became evident the US consumer was becoming more cautious about the economy, but we started adding back exposure in the first quarter of 2008. To offset these reductions, we increased the Fund’s exposure to the healthcare, producer durables and energy sectors.

OUTLOOK

Although we expected some challenges as the market adjusted to the economic slowdown, the depth of the markets’ sell-off across nearly every sector was larger than we had anticipated. Turmoil in the credit markets led to fears about the financial system’s vulnerability, and this, combined with growing inflationary pressures, fueled the rise in volatility. Economic uncertainty is never pleasant, but the market has a long history of coping with it. The Federal Reserve has been working to support the economy and instill order and confidence in the financial markets.

Uncertainty and fear often create attractive buying opportunities, as emotion overcomes fundamentals. We anticipate improvements in the equity markets during 2008. We believe pessimism is high, risk appetites are low, and concerns about corporate profit growth may be overstated. In our view, this suggests valuations are attractive, and the market is well-positioned for a recovery if the fog of uncertainty begins to clear and investors return to looking at normalized earnings and cash-flow growth rates.

3

We expect the stocks of companies that benefit from corporate spending, non-US earnings streams and strong emerging-market economies to perform better than those tied to the US economy in general and to US consumer spending in particular.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception
Loomis Sayles Small Cap Growth: Institutional
-15.75%	-1.11%	17.03%	1.15%	3.68%
Loomis Sayles Small Cap Growth: Retail
-15.86	-1.29	16.76	0.89	3.42
Russell 2000 Growth Index(c)
-14.66	-8.94	14.24	1.75	3.69
Russell 2000 Index(c)
-14.02	-13.00	14.90	4.96	7.20
Lipper Small-Cap Growth Funds Index(c)
-16.90	-9.53	12.68	3.98	5.51
Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.23%		Retail: 1.50%
Net expense ratio (after reductions and reimbursements)*
Institutional: 1.00%		Retail: 1.25%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to March 31, 2008(a)(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail Class would be lower due to higher fees. (b) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class. (c) See page 9 for a description of the Indices.

WHAT YOU SHOULD KNOW

Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

4

FUND AND MANAGER REVIEW

Loomis Sayles Small Cap Value Fund

Manager since January 2000

Manager since April 2000

FUND FACTS

Symbol | Institutional: LSSCX;

Retail: LSCRX; Admin: LSVAX

Objective | Long-term capital growth from investments in common stocks or other equity securities

Strategy | Invests at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. Unlike the Index, the Fund may invest in companies of any size

Fund Inception Date | 5/13/91

Commencement of Operations of Class | Institutional: 5/13/91;

Retail: 1/2/97; Admin: 1/2/98

Total Net Assets | $1,008.8 million

PORTFOLIO REVIEW

The Fund underperformed one of its Benchmarks, the Russell 2000 Value Index, and outperformed its other Benchmark, the Russell 2000 Index, during the six months ended March 31, 2008. The Fund’s underperformance was primarily due to poor stock selection in the financial services and energy sectors. However, stock selection in the autos and transportation and technology sectors aided the Fund’s relative performance.

The Fund’s worst performing sector was financial services. Our cautious stance and underweight positions were positive factors late in 2007, but we were not positioned for the surprising resilience demonstrated by small banks and real estate investment trusts in early 2008. They held up remarkably well, despite significantly negative revisions to earnings estimates, a broadening of the liquidity crisis, and the near collapse of several high-profile financial institutions. In addition, a handful of financial services names suffered, from a fundamental perspective, including National Financial Partners, a distributor of financial services products to businesses and individuals, and Advanta Corp., a provider of credit cards and related products to business. We sold both positions.

The automotive and transportation sector was one of the Fund’s strongest positions. Transportation stocks generally perform well in anticipation of an economic recovery after a recession. Short-line railroad operator Genesee & Wyoming, which has been in the portfolio for a long time, paced the sector with a strongly positive return.

“Broken-deal” stocks are a new theme pursued in the portfolio as opportunities appeared. These are situations where leveraged buyouts collapsed as buyers and banks felt the pressure of the weakening debt and credit markets, causing the deals to fall through. These situations included new positions in Alliance Data Systems, a financial data-services provider, Myers Industries, a rubber and plastics manufacturer, and PHH Corp., a provider of mortgage management services.

OUTLOOK

Although we expected some challenges as the market adjusted to the economic slowdown, the depth of the markets’ sell-off across nearly every sector was larger than we had anticipated. Turmoil in the credit markets led to fears about the financial system’s vulnerability. This, along with growing inflation pressures, fueled the rise in volatility. Economic uncertainty is never pleasant, but the market has a long history of coping with it. The Federal Reserve has been working to support the economy and instill order and confidence in the financial markets.

Uncertainty and fear often create attractive buying opportunities, as emotion overcomes fundamentals. We anticipate improvements in the equity markets during 2008. We believe pessimism is high, risk appetites are low, and concerns over corporate profit growth may be overstated. In our view, this suggests valuations are attractive, and the market is well-positioned for a recovery if the fog of uncertainty begins to clear and investors return to looking at normalized earnings and cash-flow growth rates.

5

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception(a)(b)
Loomis Sayles Small Cap Value: Institutional
-13.74%	-10.22%	15.13%	7.88%	13.56%
Loomis Sayles Small Cap Value: Retail(a)
-13.85	-10.43	14.83	7.61	13.36
Loomis Sayles Small Cap Value: Admin(a)
-13.98	-10.68	14.53	7.32	13.01
Russell 2000 Value Index(c)
-13.33	-16.88	15.45	7.46	12.81
Russell 2000 Index(c)
-14.02	-13.00	14.90	4.96	10.11
Lipper Small-Cap Core Funds Index(b)(c)
-13.03	-10.26	14.76	6.20	N/A
Gross expense ratio (before reductions and reimbursements)*
Institutional: 0.89%		Retail: 1.24%		Admin: 1.57%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.89%		Retail: 1.16%		Admin: 1.41%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to March 31, 2008(d)(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) and Admin Class (1/02/98) represents the performance of the Institutional Class of shares during the periods shown, adjusted to reflect current levels of 12b-1 fees payable by the respective Classes. Since index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) The Lipper Small-Cap Core Funds Index performance data is not available prior to January 1, 1992. (c) See page 9 for a description of the Indices. (d) Cumulative performance is shown for the Institutional Class of Shares. Performance of the Retail and Admin Classes would be lower due to higher fees and expenses. (e) The mountain chart is based on the initial investment minimum of $100,000 for the Institutional Class.

WHAT YOU SHOULD KNOW

Value stocks may fall out of favor with investors and underperform the overall equity market during any given period. Small- and mid-cap stocks may be more volatile than larger, more established companies. The secondary market for these stocks may be less liquid, which could adversely impact the Fund’s value. Foreign investments involve special risks, including greater economic, political and currency fluctuation risks, which may be even greater in emerging markets. Foreign countries may have different accounting standards than US standards.

The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

6

FUND AND MANAGER REVIEW

Loomis Sayles Tax-Managed Equity Fund

Mark Shank, CFA, CIC

Manager since June 2003

David Sowerby, CFA

Manager since August 2005

FUND FACTS

Symbol | LSCGX

Objective | Long-term capital growth

Strategy | Invests at least 80% of net assets (plus any borrowings made for investment purposes) in equity securities and may invest in companies of any size; the Fund uses a tax-managed approach in an effort to minimize the effect of US federal income tax

Fund Inception Date | 10/1/95

Fund Registration Date | 3/7/97

Total Net Assets | $6.5 million

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the S&P 500 Index, for the six months ended March 31, 2008, primarily due to stock selection and an underweight in the financials sector, which was the worst-performing sector for the period. For example, our positions in Aflac and State Street were both up significantly, while the Benchmark financials fell sharply. In addition, our stock selection in the energy and consumer discretionary sectors helped performance, while our underweights in consumer staples and utilities, which outperformed during the period, modestly detracted from relative results.

On an absolute basis, consumer staples and energy were the only sectors that generated a positive total return for the Fund. In the consumer staples sector, Alberto-Culver and Colgate-Palmolive both appreciated significantly, while the S&P 500 Index’s consumer staples sector only managed a small gain. Alberto-Culver specializes in personal care products and manufactures such brand names as Tresemme and Nexxus. The company’s operating profit margins have improved due to double-digit revenue growth and cost savings from more efficient manufacturing operations. Colgate-Palmolive, which has been a steady wealth creator, was added to the Fund in the fourth quarter at what appeared to be an attractive valuation relative to other consumer staples companies. In the energy sector, Devon Energy and Transocean were among our best performers. Devon Energy explores and produces oil and gas and has recently witnessed a favorable acceleration in earnings. Devon has been a Fund holding for over seven years. The world’s largest offshore drilling contractor, Transocean last year merged with another drilling company, Global Santa Fe.

The information technology, industrials and financials sectors—the Fund’s largest sector weights—had the greatest negative impact on absolute return. Within information technology, Cisco Systems was among the Fund’s worst performers, declining on concerns about worldwide economic growth. The company supplies such data networking products as routers for the internet. While Cisco detracted from performance for the period, the stock has been a positive contributor to investment returns following our increased allocation in early 2006. We believe the stock remains attractive, so we took advantage of low prices to modestly add to our position during the period. Overall, though, we reduced the Fund’s information technology weighting.

In the industrials sector, Boeing experienced delays in delivering its new aircraft, which resulted in a strong stock-price decline. Financial stocks faced a series of ongoing challenges primarily related to asset write-downs resulting from the subprime lending crisis, which led to disappointing performance. We reduced the Fund’s financial holdings by selling positions in Allstate, Citigroup and Zions, and by reducing positions in Goldman Sachs and State Street.

OUTLOOK

Although we expected some challenges as the market adjusted to the economic slowdown, the depth of the sell-off across nearly every sector was larger than we had anticipated. Turmoil in the credit markets led to fears about the financial system’s vulnerability, and this, coupled with growing inflationary pressures, fueled the

7

rise in volatility. Economic and market uncertainty is never pleasant, but the market has a long history of coping with it. The Federal Reserve has been working to support the economy and instill order and confidence in the financial markets.

Uncertainty and fear often create attractive buying opportunities, as emotion overcomes investors’ ability to evaluate fundamentals. We anticipate improvements in the equity markets during 2008. We believe pessimism is high, risk appetites are low, and concerns about corporate profit growth may be overstated. In our view, this suggests that valuations are attractive and the market is well-positioned for a recovery, if the fog of uncertainty begins to clear and investors return to looking at normalized earnings and cash-flow growth rates.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Registration(a)(b)	Since Inception(a)(b)
Loomis Sayles Tax Managed Equity: Institutional
-9.67%	-1.61%	10.22%	7.01%	8.29%	9.27%
Return After Taxes on Distributions(c)
-10.08	-2.05	9.93	4.28	5.59	6.82
Return After Taxes on Distributions and Sale of Fund Shares(c)
-6.12	-0.86	8.80	4.51	5.70	6.78
S&P 500 Index(c)
-12.46	-5.08	11.32	3.50	6.47	8.57
Lipper Large-Cap Core Funds Index(c)
-11.72	-4.32	10.04	2.87	5.70	7.43
Gross expense ratio (before reductions and reimbursements)*
Institutional: 1.92%
Net expense ratio (after reductions and reimbursements)*
Institutional: 0.65%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to March 31, 2008(d)

Inception to March 31, 2008(d)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower. Except as indicated in the table above, returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

(a) Shares of the Fund were registered for offer under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our shareholders. (b) Index performance is not available coincident with the Fund’s inception and registration dates; comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (c) See page 9 for a description of the Indices and disclosure related to after-tax returns. (d) The mountain chart is based on the Fund’s initial minimum investment of $25,000.

WHAT YOU SHOULD KNOW

Growth funds involve increased risks, in part, because the value of the underlying securities is based on future expectations that may or may not be met. The Fund can invest a significant percentage of assets in foreign securities and the value of the Fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Fund shares should be viewed as a long-term investment.

8

ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper Mid-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the mid-cap growth funds investment objective.

Lipper Large-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the large-cap core funds investment objective.

Lipper Small-Cap Core Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap core funds investment objective.

Lipper Small-Cap Growth Funds Index is an equally weighted index of typically the 30 largest mutual funds within the small-cap growth funds investment objective.

Source: Lipper, Inc.

Russell Midcap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell 2000 Growth Index is an index comprised of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is an index comprised of the 2,000 smallest companies in the Russell 3000 Index (a broad market index), representing approximately 8% of the Russell 3000 total market capitalization.

Russell 2000 Value Index is an index comprised of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. A commonly used benchmark of US equity securities, it is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

After-Tax Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the return after taxes on distributions and sale of fund shares to be greater than the return after taxes on distribution or even the return before taxes.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2007 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2007 through March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

9

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Mid Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 – 3/31/08
Actual	$1,000.00	$ 922.60	$4.81
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

Retail Class
Actual	$1,000.00	$ 921.40	$6.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00% and 1.25% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 – 3/31/08
Actual	$1,000.00	$ 842.50	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

Retail Class
Actual	$1,000.00	$ 841.40	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.00% and 1.25% for Institutional and Retail Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 – 3/31/08
Actual	$1,000.00	$ 862.60	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45

Retail Class
Actual	$1,000.00	$ 861.50	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Administrative Class
Actual	$1,000.00	$860.20	$6.51
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.88%, 1.15% and 1.40% for the Institutional Class, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Taxed-Managed Equity Fund

Institutional Class	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 – 3/31/08
Actual	$1,000.00	$ 903.30	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

10

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Mid Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 93.6% of Net Assets

Beverages – 1.6%
Central European Distribution Corp.(b)(c)	34,080	$1,983,115

Biotechnology – 2.5%
BioMarin Pharmaceutical, Inc.(b)(c)	36,708	1,298,362
Genzyme Corp.(b)(c)	24,136	1,799,097

		3,097,459

Capital Markets – 4.3%
BlackRock, Inc.(b)	14,547	2,970,207
Waddell & Reed Financial, Inc.(b)	70,878	2,277,310

		5,247,517

Chemicals – 4.1%
CF Industries Holdings, Inc.(b)	19,448	2,015,202
Mosaic Co. (The)(c)	29,871	3,064,764

		5,079,966

Commercial Services & Supplies – 5.9%
Corrections Corp. of America(b)(c)	87,478	2,407,395
FTI Consulting, Inc.(b)(c)	26,533	1,884,904
Stericycle, Inc.(b)(c)	59,036	3,040,354

		7,332,653

Containers & Packaging – 1.6%
Crown Holdings, Inc.(c)	77,669	1,954,152

Distributors – 2.0%
LKQ Corp.(b)(c)	112,158	2,520,190

Diversified Financial Services – 3.8%
IntercontinentalExchange, Inc.(b)(c)	19,769	2,579,855
Nasdaq Stock Market, Inc.(b)(c)	54,309	2,099,586

		4,679,441

Electrical Equipment – 2.1%
First Solar, Inc.(b)(c)	11,246	2,599,401

Electronic Equipment & Instruments – 2.0%
Mettler-Toledo International, Inc.(c)	24,851	2,413,529

Energy Equipment & Services – 3.6%
Cameron International Corp.(b)(c)	46,104	1,919,770
Nabors Industries Ltd.(b)(c)	75,205	2,539,673

		4,459,443

Health Care Equipment & Supplies – 4.9%
Idexx Laboratories, Inc.(b)(c)	43,437	2,139,707
Intuitive Surgical, Inc.(b)(c)	12,066	3,913,607

		6,053,314

Hotels, Restaurants & Leisure – 3.9%
Ctrip.com International Ltd., ADR(b)	42,567	2,256,902
Yum! Brands, Inc.(b)	70,286	2,615,342

		4,872,244

Insurance – 1.4%
Fairfax Financial Holdings Ltd.(b)	5,923	1,700,493

11

	Shares	Value (†)

COMMON STOCKS – continued

Internet & Catalog Retail – 3.1%
Priceline.com, Inc.(b)(c)	31,476	$3,804,189

IT Services – 2.7%
MasterCard, Inc., Class A(b)	15,122	3,372,055

Life Sciences Tools & Services – 6.6%
Covance, Inc.(c)	27,667	2,295,531
Illumina, Inc.(b)(c)	46,561	3,533,980
Pharmaceutical Product Development, Inc.	56,683	2,375,018

		8,204,529

Machinery – 4.4%
AGCO Corp.(b)(c)	42,257	2,530,349
Flowserve Corp.(b)	27,306	2,850,201

		5,380,550

Marine – 1.6%
Genco Shipping & Trading Ltd.(b)	34,554	1,949,882

Metals & Mining – 5.6%
Agnico-Eagle Mines Ltd.	15,698	1,062,912
Kinross Gold Corp.	114,921	2,540,903
Steel Dynamics, Inc.(b)	101,274	3,346,093

		6,949,908

Oil, Gas & Consumable Fuels – 10.4%
Arena Resources, Inc.(b)(c)	50,568	1,957,487
Denbury Resources, Inc.(c)	94,020	2,684,271
Petrohawk Energy Corp.(c)	62,432	1,259,253
Range Resources Corp.(b)	55,995	3,552,883
Southwestern Energy Co.(b)(c)	98,830	3,329,583

		12,783,477

Semiconductors & Semiconductor Equipment – 3.0%
Intersil Corp., Class A(b)	73,972	1,898,861
MEMC Electronic Materials, Inc.(c)	25,199	1,786,609

		3,685,470

Software – 4.4%
Concur Technologies, Inc.(c)	36,683	1,139,007
Micros Systems, Inc.(b)(c)	68,330	2,299,988
Salesforce.com, Inc.(b)(c)	34,522	1,997,788

		5,436,783

Specialty Retail – 4.2%
TJX Cos., Inc.(b)	70,689	2,337,685
Urban Outfitters, Inc.(b)(c)	91,514	2,868,964

		5,206,649

Wireless Telecommunication Services – 3.9%
Millicom International Cellular SA(b)(c)	18,601	1,758,725
Turkcell Iletisim Hizmet AS, ADR	58,282	1,217,511
Vimpel-Communications, ADR	61,272	1,831,420

		4,807,656

TOTAL COMMON STOCKS
(Identified Cost $109,720,584)		115,574,065

12

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Mid Cap Growth Fund – continued

	Shares/ Principal Amount	Value (†)

SHORT-TERM INVESTMENTS – 46.3%
State Street Navigator Securities Lending Prime Portfolio(d)	49,772,699	$49,772,699
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $7,369,256 on 4/01/2008 collateralized by $7,265,000 Federal National Mortgage Association, 5.020% due 11/21/2012 valued at $7,519,275, including accrued interest (Note 2g of Notes to Financial Statements)	$7,369,000	7,369,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $57,141,699)		57,141,699

TOTAL INVESTMENTS – 139.9%
(Identified Cost $166,862,283)(a)		$172,715,764
Other assets less liabilities—(39.9)%		(49,213,624)

NET ASSETS – 100.0%		$123,502,140

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2008, the net unrealized appreciation on investments based on a cost of $166,862,283 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$8,919,935
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(3,066,454)

Net unrealized appreciation		$5,853,481

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Oil, Gas & Consumable Fuels	10.4%
Life Sciences Tools & Services	6.6
Commercial Services & Supplies	5.9
Metals & Mining	5.6
Health Care Equipment & Supplies	4.9
Software	4.4
Machinery	4.4
Capital Markets	4.3
Specialty Retail	4.2
Chemicals	4.1
Hotels, Restaurants & Leisure	3.9
Wireless Telecommunication Services	3.9
Diversified Financial Services	3.8
Energy Equipment & Services	3.6
Internet & Catalog Retail	3.1
Semiconductors & Semiconductor Equipment	3.0
IT Services	2.7
Biotechnology	2.5
Electrical Equipment	2.1
Distributors	2.0
Electronic Equipment & Instruments	2.0
Other, less than 2% each	6.2

See accompanying notes to financial statements.

13

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Growth Fund

	Shares	Value (†)

COMMON STOCKS – 97.4% of Net Assets

Aerospace & Defense – 3.1%
American Science & Engineering, Inc.(b)	18,201	$993,229
Moog, Inc., Class A(b)(c)	35,487	1,497,906
Taser International, Inc.(b)(c)	78,806	740,776

		3,231,911

Biotechnology – 2.8%
BioMarin Pharmaceutical, Inc.(b)(c)	21,655	765,937
Indevus Pharmaceuticals, Inc.(b)(c)	130,240	621,245
Myriad Genetics, Inc.(b)(c)	16,305	656,928
United Therapeutics Corp.(c)	10,034	869,948

		2,914,058

Chemicals – 0.9%
Penford Corp.(b)	40,706	884,541

Commercial Banks – 1.3%
PrivateBankcorp, Inc.(b)	26,454	832,507
Westamerica Bancorporation	10,025	527,315

		1,359,822

Commercial Services & Supplies – 11.3%
Advisory Board Co.(b)(c)	25,870	1,421,298
FTI Consulting, Inc.(b)(c)	26,396	1,875,172
Geo Group, Inc. (The)(b)(c)	47,833	1,360,371
ICF International, Inc.(b)(c)	45,226	906,781
IHS, Inc., Class A(b)(c)	20,640	1,327,358
Innerworkings, Inc.(b)(c)	87,091	1,221,887
Interface, Inc., Class A(b)	55,208	775,672
Team, Inc.(b)(c)	40,037	1,093,010
Waste Connections, Inc.(b)(c)	52,923	1,626,853

		11,608,402

Communications Equipment – 1.3%
Foundry Networks, Inc.(b)(c)	75,449	873,699
Sonus Networks, Inc.(b)(c)	147,770	508,329

		1,382,028

Computers & Peripherals – 1.0%
Brocade Communications Systems, Inc.(b)(c)	137,585	1,004,371

Construction & Engineering – 1.7%
Northwest Pipe Co.(b)(c)	40,542	1,722,630

Distributors – 1.6%
LKQ Corp.(c)	73,535	1,652,331

Diversified Consumer Services – 4.8%
American Public Education, Inc.(c)	26,755	812,549
Bright Horizons Family Solutions, Inc.(b)(c)	22,076	950,151
Capella Education Co.(b)(c)	19,739	1,077,750
DeVry, Inc.(b)	23,457	981,441
INVESTools, Inc.(b)(c)	105,221	1,156,379

		4,978,270

Diversified Telecommunication Services – 2.0%
Cogent Communications Group, Inc.(b)(c)	50,663	927,640
NTELOS Holdings Corp.	48,632	1,176,894

		2,104,534

14

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Electric Utilities – 1.1%
ITC Holdings Corp.(b)	22,511	$1,171,923

Electronic Equipment & Instruments – 0.9%
IPG Photonics Corp.(b)(c)	58,877	923,780

Energy Equipment & Services – 4.5%
Exterran Holdings, Inc.(b)(c)	16,744	1,080,658
Mitcham Industries, Inc.(b)(c)	53,292	949,664
T-3 Energy Services, Inc.(b)(c)	25,290	1,076,342
Tesco Corp.(b)(c)	29,858	715,099
Trico Marine Services, Inc.(b)(c)	20,775	809,602

		4,631,365

Health Care Equipment & Supplies – 7.2%
Conceptus, Inc.(b)(c)	52,110	967,162
Masimo Corp.(b)(c)	38,963	1,013,038
Meridian Bioscience, Inc.(b)	27,034	903,747
Natus Medical, Inc.(b)(c)	62,843	1,140,600
NuVasive, Inc.(b)(c)	31,566	1,089,343
Orthofix International NV(b)(c)	19,242	765,254
Quidel Corp.(b)(c)	47,639	765,082
SonoSite, Inc.(b)(c)	28,865	820,632

		7,464,858

Health Care Providers & Services – 7.4%
athenahealth, Inc.(c)	28,425	672,820
CardioNet, Inc.(c)	41,636	749,032
HealthExtras, Inc.(b)(c)	50,128	1,245,179
MWI Veterinary Supply, Inc.(b)(c)	26,305	927,514
Psychiatric Solutions, Inc.(b)(c)	43,699	1,482,270
RadNet, Inc.(b)(c)	143,266	1,008,593
Sun Healthcare Group, Inc.(b)(c)	117,603	1,545,303

		7,630,711

Health Care Technology – 1.7%
Phase Forward, Inc.(b)(c)	59,931	1,023,621
Trizetto Group(b)(c)	46,840	781,760

		1,805,381

Household Durables – 0.7%
Jarden Corp.(b)(c)	32,425	704,920

Insurance – 3.5%
AmTrust Financial Services, Inc.	25,367	411,199
Arch Capital Group Ltd.(c)	18,238	1,252,403
eHealth, Inc.(b)(c)	43,183	953,049
Navigators Group, Inc.(c)	9,597	522,077
ProAssurance Corp.(b)(c)	9,206	495,559

		3,634,287

Internet Software & Services – 3.7%
Ariba, Inc.(b)(c)	128,049	1,236,953
VistaPrint Ltd.(b)(c)	40,941	1,430,888
Vocus, Inc.(b)(c)	43,022	1,135,781

		3,803,622

15

	Shares	Value (†)

COMMON STOCKS – continued

IT Services – 1.4%
Information Services Group, Inc.(b)(c)	95,105	$490,742
Syntel, Inc.(b)	35,021	933,309

		1,424,051

Life Sciences Tools & Services – 3.6%
Exelixis, Inc.(b)(c)	85,166	591,904
Icon PLC, Sponsored ADR(b)(c)	17,285	1,121,624
Parexel International Corp.(b)(c)	44,799	1,169,254
Third Wave Technologies(b)(c)	90,038	830,150

		3,712,932

Machinery – 3.2%
Kadant, Inc.(c)	49,238	1,446,612
Middleby Corp.(b)(c)	12,076	753,422
RBC Bearings, Inc.(b)(c)	29,870	1,109,073

		3,309,107

Media – 3.1%
DG FastChannel, Inc.(b)(c)	53,746	1,030,849
Knology, Inc.(b)(c)	80,677	1,044,767
Morningstar, Inc.(b)(c)	17,875	1,096,631

		3,172,247

Oil, Gas & Consumable Fuels – 4.3%
Arena Resources, Inc.(c)	22,682	878,020
Carrizo Oil & Gas, Inc.(b)(c)	15,666	928,524
Petrohawk Energy Corp.(b)(c)	44,526	898,089
Petroleum Development Corp.(b)(c)	13,965	967,356
TXCO Resources, Inc.(b)(c)	60,383	747,542

		4,419,531

Personal Products – 0.9%
Bare Escentuals, Inc.(b)(c)	38,096	892,208

Pharmaceuticals – 0.8%
K-V Pharmaceutical Co.(b)(c)	31,351	782,521

Semiconductors & Semiconductor Equipment – 3.4%
ATMI, Inc.(b)(c)	39,189	1,090,630
Cavium Network, Inc.(b)(c)	53,397	875,711
Netlogic Microsystems, Inc.(b)(c)	40,258	971,828
Varian Semiconductor Equipment Associates, Inc.(c)	18,666	525,448

		3,463,617

Software – 8.8%
Blackbaud, Inc.(b)	50,104	1,216,525
Blackboard, Inc.(c)	37,830	1,260,874
BladeLogic, Inc.(b)(c)	34,677	972,690
Informatica Corp.(b)(c)	83,128	1,418,164
Solera Holdings, Inc.(c)	33,588	818,204
Taleo Corp., Class A(b)(c)	35,163	682,162
Tyler Technologies, Inc.(b)(c)	103,180	1,442,456
Ultimate Software Group, Inc.(b)(c)	40,538	1,218,572

		9,029,647

16

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Growth Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Specialty Retail – 2.6%
Aeropostale, Inc.(b)(c)	29,940	$811,673
Dick’s Sporting Goods, Inc.(b)(c)	39,722	1,063,755
Gymboree Corp.(b)(c)	20,593	821,249

		2,696,677

Textiles, Apparel & Luxury Goods – 0.4%
Movado Group, Inc.(b)	22,245	433,555

Trading Companies & Distributors – 1.0%
Kaman Corp.(b)	35,355	1,000,193

Wireless Telecommunication Services – 1.4%
SBA Communications Corp., Class A(b)(c)	47,798	1,425,814

TOTAL COMMON STOCKS
(Identified Cost $102,936,522)		100,375,845

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 50.7%
State Street Navigator Securities Lending Prime Portfolio(d)	50,220,457	50,220,457
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $2,096,073 on 4/01/08 collateralized by $2,130,000 Federal Home Loan Mortgage Corp., 5.510% due 1/23/23 valued at $2,141,161 including accrued interest (Note 2g of Notes to Financial Statements)	$2,096,000	2,096,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $52,316,457)		52,316,457

TOTAL INVESTMENTS – 148.1%
(Identified Cost $155,252,979)(a)		152,692,302
Other assets less liabilities—(48.1)%		(49,581,723)

NET ASSETS – 100.0%		$103,110,579

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2008, the net unrealized depreciation on investments based on a cost of $155,252,979 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$3,002,601
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(5,563,278)

Net unrealized depreciation		$(2,560,677)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.

ADR An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

17

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Commercial Services & Supplies	11.3%
Software	8.8
Health Care Providers & Services	7.4
Health Care Equipment & Supplies	7.2
Diversified Consumer Services	4.8
Energy Equipment & Services	4.5
Oil, Gas & Consumable Fuels	4.3
Internet Software & Services	3.7
Life Sciences Tools & Services	3.6
Insurance	3.5
Semiconductors & Semiconductor Equipment	3.4
Machinery	3.2
Aerospace & Defense	3.1
Media	3.1
Biotechnology	2.8
Specialty Retail	2.6
Diversified Telecommunication Services	2.0
Other, less than 2% each	18.1

See accompanying notes to financial statements.

18

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Value Fund

	Shares	Value (†)

COMMON STOCKS – 93.2% of Net Assets

Aerospace & Defense – 3.6%
AAR Corp.(b)(c)	132,450	$3,611,912
BE Aerospace, Inc.(c)	163,519	5,714,989
Ducommun, Inc.(c)	181,638	5,025,923
Moog, Inc., Class A(c)	255,144	10,769,628
Teledyne Technologies, Inc.(c)	243,109	11,426,123

		36,548,575

Air Freight & Logistics – 0.8%
Hub Group, Inc., Class A(c)	229,667	7,553,748

Auto Components – 0.6%
Drew Industries, Inc.(b)(c)	46,020	1,125,649
Gentex Corp.(b)	298,422	5,117,938

		6,243,587

Automobiles – 0.2%
Winnebago Industries, Inc.(b)	119,847	2,025,414

Building Products – 0.7%
Armstrong World Industries, Inc.	205,788	7,338,400

Capital Markets – 1.8%
Investment Technology Group, Inc.(c)	166,685	7,697,513
JMP Group, Inc.(b)	356,233	2,493,631
Stifel Financial Corp.(b)(c)	166,015	7,454,074

		17,645,218

Chemicals – 2.7%
Cytec Industries, Inc.	99,270	5,345,689
FMC Corp.	143,416	7,958,154
Minerals Technologies, Inc.(b)	96,191	6,040,795
Scotts Miracle-Gro Co., Class A	142,935	4,633,953
Zep, Inc.(b)	167,579	2,718,131

		26,696,722

Commercial Banks – 6.0%
Bank of the Ozarks, Inc.(b)	195,451	4,671,279
CVB Financial Corp.(b)	452,459	4,710,098
East West Bancorp, Inc.(b)	355,616	6,312,184
First State Bancorporation(b)	310,157	4,153,002
Hancock Holding Co.(b)	199,734	8,392,823
IBERIABANK Corp.(b)	110,759	4,901,086
Old National Bancorp.(b)	196,430	3,535,740
Pennsylvania Commerce Bancorp, Inc.(b)(c)	105,394	2,766,592
Prosperity Bancshares, Inc.(b)	245,189	7,027,117
Signature Bank(b)(c)	145,458	3,709,179
Sterling Bancshares, Inc.(b)	722,735	7,183,986
United Community Banks, Inc.(b)	205,643	3,491,818

		60,854,904

Commercial Services & Supplies – 6.4%
ABM Industries, Inc.	345,259	7,747,612
American Ecology Corp.	215,698	5,463,630
Geo Group, Inc. (The)(b)(c)	259,868	7,390,646
McGrath Rentcorp(b)	302,894	7,302,774
PHH Corp.(c)	170,632	2,974,116
Rollins, Inc.	823,475	14,567,273

19

	Shares	Value (†)

COMMON STOCKS – continued

Commercial Services & Supplies – continued
Standard Parking Corp.(b)(c)	481,547	$10,093,225
Waste Connections, Inc.(c)	302,690	9,304,691

		64,843,967

Communications Equipment – 2.5%
ADTRAN, Inc.	350,473	6,483,750
Anaren, Inc.(b)(c)	316,301	4,004,371
Black Box Corp.	112,911	3,483,304
CommScope, Inc.(b)(c)	74,336	2,589,123
Harris Stratex Networks, Inc., Class A(b)(c)	223,458	2,241,284
Tekelec(b)(c)	527,089	6,562,258

		25,364,090

Computers & Peripherals – 0.5%
Emulex Corp.(c)	315,984	5,131,580

Construction & Engineering – 0.4%
Granite Construction, Inc.(b)	83,247	2,723,009
Michael Baker Corp.(c)	69,561	1,562,340

		4,285,349

Construction Materials – 0.6%
Texas Industries, Inc.(b)	101,723	6,114,570

Consumer Finance – 1.0%
Dollar Financial Corp.(b)(c)	307,638	7,075,674
First Cash Financial Services, Inc.(b)(c)	285,707	2,951,353

		10,027,027

Containers & Packaging – 1.4%
Greif, Inc.	66,346	4,506,884
Myers Industries, Inc.(b)	261,593	3,434,716
Rock-Tenn Co., Class A	205,117	6,147,356

		14,088,956

Distributors – 0.2%
Core-Mark Holding Co., Inc.(b)(c)	57,420	1,650,251

Diversified Consumer Services – 0.6%
INVESTools, Inc.(b)(c)	408,757	4,492,240
Jackson Hewitt Tax Service, Inc.(b)	122,022	1,399,592

		5,891,832

Electric Utilities – 1.8%
ALLETE, Inc.(b)	169,935	6,562,889
ITC Holdings Corp.(b)	122,562	6,380,578
Portland General Electric Co.	230,716	5,202,646

		18,146,113

Electrical Equipment – 3.0%
Acuity Brands, Inc.(b)	137,851	5,920,700
Belden, Inc.(b)	69,862	2,467,526
General Cable Corp.(b)(c)	133,851	7,906,579
II-VI, Inc.(b)(c)	228,348	8,672,657
Polypore International, Inc.(b)(c)	242,680	5,021,049

		29,988,511

20

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Electronic Equipment & Instruments – 3.9%
Agilysys, Inc.(b)	246,591	$2,860,456
Anixter International, Inc.(b)(c)	72,597	4,649,112
Excel Technology, Inc.(c)	161,670	4,358,623
Littelfuse, Inc.(c)	330,808	11,568,356
Plexus Corp.(c)	154,220	4,325,871
Rofin-Sinar Technologies, Inc.(c)	118,661	5,327,879
Vishay Intertechnology, Inc.(c)	514,017	4,656,994
X-Rite, Inc.(b)(c)	244,088	1,457,205

		39,204,496

Energy Equipment & Services – 2.6%
Dresser-Rand Group, Inc.(c)	207,410	6,377,858
Exterran Holdings, Inc.(b)(c)	77,026	4,971,258
Helix Energy Solutions Group, Inc.(c)	130,358	4,106,277
Oceaneering International, Inc.(c)	117,421	7,397,523
TETRA Technologies, Inc.(b)(c)	185,237	2,934,154

		25,787,070

Food & Staples Retailing – 1.3%
Casey’s General Stores, Inc.(b)	231,251	5,226,273
Spartan Stores, Inc.(b)	388,250	8,095,012

		13,321,285

Food Products – 1.2%
J & J Snack Foods Corp.	142,510	3,914,750
Ralcorp Holdings, Inc.(b)(c)	141,367	8,220,491

		12,135,241

Gas Utilities – 1.4%
UGI Corp.	552,790	13,775,527

Health Care Equipment & Supplies – 1.3%
Orthofix International NV(c)	121,813	4,844,503
West Pharmaceutical Services, Inc.(b)	194,888	8,619,896

		13,464,399

Health Care Providers & Services – 3.2%
Amedisys, Inc.(b)(c)	153,931	6,055,645
CorVel Corp.(c)	208,162	6,367,676
Healthspring, Inc.(c)	182,675	2,572,064
inVentiv Health, Inc.(c)	263,574	7,593,567
MWI Veterinary Supply, Inc.(b)(c)	120,394	4,245,092
Skilled Healthcare Group, Inc., Class A(b)(c)	476,366	5,230,499

		32,064,543

Hotels, Restaurants & Leisure – 1.7%
Bob Evans Farms, Inc.(b)	213,375	5,887,016
CEC Entertainment, Inc.(c)	259,820	7,503,602
Cosi, Inc.(b)(c)	1,391,575	3,993,820

		17,384,438

Industrial Conglomerates – 0.9%
Teleflex, Inc.	128,379	6,124,962
Walter Industries, Inc.	43,550	2,727,537

		8,852,499

21

	Shares	Value (†)

COMMON STOCKS – continued

Insurance – 4.8%
American Equity Investment Life Holding Co.(b)	555,085	$5,151,189
American Physicians Capital, Inc.	96,826	4,488,853
Delphi Financial Group, Inc.	210,969	6,166,624
Employers Holdings, Inc.	336,817	6,244,587
First Mercury Financial Corp.(c)	94,334	1,642,355
Midland Co. (The)(b)	124,506	8,084,175
Navigators Group, Inc.(c)	103,178	5,612,883
ProAssurance Corp.(b)(c)	96,672	5,203,854
RLI Corp.(b)	120,788	5,987,461

		48,581,981

Internet Software & Services – 0.4%
United Online, Inc.(b)	418,576	4,420,163

IT Services – 3.7%
Alliance Data Systems Corp.(c)	209,706	9,963,132
Broadridge Financial Solutions, Inc.	512,615	9,022,024
Perot Systems Corp., Class A(c)	410,651	6,176,191
Wright Express Corp.(c)	408,653	12,557,907

		37,719,254

Leisure Equipment & Products – 0.5%
Steinway Musical Instruments, Inc.(b)(c)	158,470	4,519,564

Life Sciences Tools & Services – 0.7%
PerkinElmer, Inc.	280,637	6,805,447

Machinery – 4.7%
Actuant Corp., Class A(b)	332,237	10,036,880
CLARCOR, Inc.(b)	145,721	5,180,382
Commercial Vehicle Group, Inc.(b)(c)	210,155	2,082,636
ESCO Technologies, Inc.(b)(c)	121,429	4,823,160
Harsco Corp.	135,666	7,513,183
Nordson Corp.(b)	59,559	3,207,252
RBC Bearings, Inc.(c)	195,392	7,254,905
Wabtec Corp.	179,423	6,757,070

		46,855,468

Media – 3.0%
A H Belo Corp., Class A(b)	323,897	3,702,143
Alloy, Inc.(c)	231,904	1,704,494
Belo Corp., Class A	298,257	3,152,576
Interactive Data Corp.	342,107	9,739,786
John Wiley & Sons, Inc., Class A	296,265	11,761,721

		30,060,720

Metals & Mining – 1.2%
Haynes International, Inc.(b)(c)	54,118	2,969,996
Reliance Steel & Aluminum Co.(b)	159,568	9,551,740

		12,521,736

Multi-Utilities & Unregulated Power – 0.4%
NorthWestern Corp.	170,590	4,157,278

Multiline Retail – 0.4%
Dollar Tree Stores, Inc.(c)	157,223	4,337,783

22

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued

Oil, Gas & Consumable Fuels – 2.9%
Mariner Energy, Inc.(b)(c)	285,875	$7,721,484
Parallel Petroleum Corp.(b)(c)	366,057	7,163,736
Penn Virginia Corp.	223,748	9,865,049
St. Mary Land & Exploration Co.	114,504	4,408,404

		29,158,673

Personal Products – 1.2%
Alberto-Culver Co.	444,192	12,175,303

Pharmaceuticals – 1.6%
Perrigo Co.	230,454	8,695,029
Sciele Pharma, Inc.(b)(c)	374,419	7,301,171

		15,996,200

Real Estate Investment Trusts (REITs) – 2.5%
Capstead Mortgage Corp.(b)	247,432	2,820,725
Health Care REIT, Inc.(b)	149,267	6,736,420
Kite Realty Group Trust	389,506	5,453,084
MFA Mortgage Investments, Inc.(b)	488,148	3,075,332
Potlatch Corp.	177,994	7,345,812

		25,431,373

Real Estate Management & Development – 0.7%
Forestar Real Estate Group, Inc.(b)(c)	268,443	6,686,915

Road & Rail – 1.4%
Genesee & Wyoming, Inc., Class A(b)(c)	202,540	6,967,376
Ryder System, Inc.(b)	122,931	7,487,727

		14,455,103

Semiconductors & Semiconductor Equipment – 2.0%
Cohu, Inc.(b)	275,771	4,481,279
Exar Corp.(b)(c)	411,801	3,389,122
Fairchild Semiconductor International, Inc., Class A(c)	380,475	4,535,262
Verigy Ltd.(c)	407,870	7,684,271

		20,089,934

Software – 3.0%
Epicor Software Corp.(b)(c)	349,079	3,909,685
Intervoice, Inc.(c)	598,351	4,762,874
Progress Software Corp.(c)	269,392	8,060,208
Quest Software, Inc.(b)(c)	172,926	2,260,143
Radiant Systems, Inc.(c)	368,295	5,145,081
Sybase, Inc.(c)	243,400	6,401,420

		30,539,411

Specialty Retail – 2.1%
Genesco, Inc.(b)(c)	181,941	4,204,656
Jo-Ann Stores, Inc.(b)(c)	151,104	2,225,762
Sally Beauty Holdings, Inc.(b)(c)	968,029	6,679,400
Sonic Automotive, Inc., Class A(b)	404,089	8,304,029

		21,413,847

Textiles, Apparel & Luxury Goods – 2.5%
Carter’s, Inc.(c)	250,422	4,044,315
FGX International Holdings Ltd.(c)	226,561	2,709,670

23

	Shares	Value (†)

COMMON STOCKS – continued

Textiles, Apparel & Luxury Goods – continued
Fossil, Inc.(b)(c)	283,252	$8,650,516
Hanesbrands, Inc.(b)(c)	343,492	10,029,966

		25,434,467

Thrifts & Mortgage Finance – 0.2%
Westfield Financial, Inc.	197,422	1,928,813

Trading Companies & Distributors – 0.3%
Genesis Lease Ltd., ADR	226,882	3,301,133

Water Utilities – 0.7%
American States Water Co.(b)	107,990	3,887,640
Middlesex Water Co.	182,987	3,323,044

		7,210,684

TOTAL COMMON STOCKS
(Identified Cost $910,883,519)		940,229,562

EXCHANGE TRADED FUND – 1.0%

Diversified Financial Services – 1.0%
iShares Russell 2000 Value Index Fund(b)
(Identified Cost $10,705,095)	148,664	9,747,899

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 32.1%
State Street Navigator Securities Lending Prime Portfolio(e)	255,144,557	255,144,557
San Paolo U.S. Financial, Commercial Paper, 1.000%, 4/1/2008(d)	$68,946,000	68,946,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $324,090,557)		324,090,557

TOTAL INVESTMENTS – 126.3%
(Identified Cost $1,245,679,171)(a)		1,274,068,018
Other assets less liabilities—(26.3)%		(265,290,539)

NET ASSETS – 100.0%		$1,008,777,479

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2008, the net unrealized appreciation on investments based on a cost of $1,246,145,209 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$106,698,557
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(78,775,748)

Net unrealized appreciation		$27,922,809

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

24

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Small Cap Value Fund – continued

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Commercial Services & Supplies	6.4%
Commercial Banks	6.0
Insurance	4.8
Machinery	4.7
Electronic Equipment & Instruments	3.9
IT Services	3.7
Aerospace & Defense	3.6
Health Care Providers & Services	3.2
Software	3.0
Media	3.0
Electrical Equipment	3.0
Oil, Gas & Consumable Fuels	2.9
Chemicals	2.7
Energy Equipment & Services	2.6
Textiles, Apparel & Luxury Goods	2.5
Real Estate Investment Trusts (REITs)	2.5
Communications Equipment	2.5
Specialty Retail	2.1
Semiconductors & Semiconductor Equipment	2.0
Other, less than 2% each	29.1

See accompanying notes to financial statements.

25

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Tax-Managed Equity Fund

	Shares	Value (†)

COMMON STOCKS – 94.0% of Net Assets

Aerospace & Defense – 5.3%
Boeing Co.(b)	1,925	$143,162
United Technologies Corp.	2,963	203,914

		347,076

Beverages – 2.1%
PepsiCo, Inc.(b)	1,890	136,458

Capital Markets – 6.0%
Franklin Resources, Inc.(b)	1,934	187,579
Goldman Sachs Group, Inc.	700	115,773
State Street Corp.(b)	1,100	86,900

		390,252

Chemicals – 4.5%
Ecolab, Inc.(b)	3,376	146,620
Praxair, Inc.(b)	1,730	145,718

		292,338

Communications Equipment – 8.8%
Cisco Systems, Inc.(c)	9,698	233,625
Corning, Inc.(b)	8,925	214,557
Harris Corp.(b)	2,565	124,479

		572,661

Computers & Peripherals – 8.1%
Apple, Inc.(c)	1,250	179,375
EMC Corp.(b)(c)	9,251	132,659
Hewlett-Packard Co.(b)	4,732	216,063

		528,097

Diversified Telecommunication Services – 2.7%
AT&T, Inc.	4,551	174,303

Energy Equipment & Services – 1.9%
Transocean, Inc.(b)(c)	916	123,843

Food & Staples Retailing – 3.8%
Costco Wholesale Corp.(b)	2,150	139,685
Spartan Stores, Inc.(b)	5,050	105,293

		244,978

Health Care Equipment & Supplies – 5.6%
Covidien Ltd.(b)	3,300	146,025
Hologic, Inc.(b)(c)	1,725	95,910
Zimmer Holdings, Inc.(c)	1,581	123,097

		365,032

Hotels, Restaurants & Leisure – 1.7%
Marriott International, Inc., Class A(b)	3,300	113,388

Household Products – 2.4%
Colgate-Palmolive Co.	2,000	155,820

Insurance – 6.0%
Aflac, Inc.(b)	3,331	216,348
Everest Re Group Ltd.	1,943	173,957

		390,305

26

PORTFOLIO OF INVESTMENTS – as of as of March 31, 2008 (Unaudited)

Loomis Sayles Tax-Managed Equity Fund – continued

	Shares	Value (†)

COMMON STOCKS – continued
IT Services – 1.8%
Broadridge Financial Solutions, Inc.(b)	6,800	$119,680

Machinery – 9.2%
Danaher Corp.(b)	2,653	201,708
Eaton Corp.	2,350	187,224
Joy Global, Inc.	1,900	123,804
Terex Corp.(b)(c)	1,350	84,375

		597,111

Media – 2.5%
DIRECTV Group, Inc. (The)(b)(c)	6,515	161,507

Oil, Gas & Consumable Fuels – 10.1%
ConocoPhillips	2,310	176,045
Devon Energy Corp.	2,488	259,573
ExxonMobil Corp.(b)	2,593	219,316

		654,934

Personal Products – 1.9%
Alberto-Culver Co.(b)	4,540	124,441

Pharmaceuticals – 4.7%
Abbott Laboratories(b)	3,175	175,101
Novartis AG, ADR	2,480	127,051

		302,152

Semiconductors & Semiconductor Equipment – 1.8%
Texas Instruments, Inc.(b)	4,155	117,462

Specialty Retail – 1.6%
Gap, Inc. (The)(b)	5,370	105,681

Wireless Telecommunication Services – 1.5%
NII Holdings, Inc.(b)(c)	3,000	95,340

TOTAL COMMON STOCKS
(Identified Cost $5,127,443)		6,112,859

	Shares/ Principal Amount

SHORT-TERM INVESTMENTS – 41.3%
State Street Navigator Securities Lending Prime Portfolio(d)	2,250,228	2,250,228
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.25% to be repurchased at $437,015 on 4/01//08 collateralized by $445,000 Federal Home Loan Mortgage Corp., 3.375% due 3/5/10 with value of $446,669, including accrued interest (Note 2g of Notes to Financial Statements)	$437,000	437,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,687,228)		2,687,228

TOTAL INVESTMENTS – 135.3%
(Identified Cost $7,814,671)(a)		8,800,087
Other assets less liabilities—(35.3)%		(2,296,479)

NET ASSETS – 100.0%		$6,503,608

27

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
At March 31, 2008, the net unrealized appreciation on investments based on cost of $7,814,671 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,207,806
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(222,390)

Net unrealized appreciation	$985,416

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Non-income producing security.
(d)	Represents investment of securities lending collateral.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Oil, Gas & Consumable Fuels	10.1%
Machinery	9.2
Communications Equipment	8.8
Computers & Peripherals	8.1
Insurance	6.0
Capital Markets	6.0
Health Care Equipment & Supplies	5.6
Aerospace & Defense	5.3
Pharmaceuticals	4.7
Chemicals	4.5
Food & Staples Retailing	3.8
Diversified Telecommunication Services	2.7
Media	2.5
Household Products	2.4
Beverages	2.1
Other, less than 2% each	12.2

See accompanying notes to financial statements.

28

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008 (Unaudited)

	Mid Cap Growth Fund	Small Cap Growth Fund

Assets
Investments at cost	$166,862,283	$155,252,979
Net unrealized appreciation (depreciation)	5,853,481	(2,560,677)

Investments at value	172,715,764	152,692,302
Cash	95,457	467,345
Receivable for Fund shares sold	984,966	288,488
Receivable for securities sold	1,058,955	3,192,965
Dividends and interest receivable	21,888	17,336
Receivable from investment adviser (Note 4)	—	—
Securities lending income receivable	15,545	16,408
Other assets	27,426	—

Total Assets	174,920,001	156,674,844

Liabilities
Collateral on securities loaned, at value (Note 2)	49,772,699	50,220,457
Payable for securities purchased	1,349,044	2,955,227
Payable for Fund shares redeemed	143,739	273,348
Management fees payable (Note 4)	81,919	64,706
Administrative fees payable (Note 4)	9,312	7,165
Deferred Trustees’ fees (Note 4)	42,769	40,124
Service and distribution fees payable (Note 4)	2,128	1,260
Other accounts payable and accrued expenses	16,251	1,978

Total Liabilities	51,417,861	53,564,265

Net Assets	$123,502,140	$103,110,579

Net Assets consist of:
Paid-in capital	$207,277,021	$306,815,825
Undistributed (accumulated) net investment income (loss)	(241,655)	(225,297)
Accumulated net realized loss on investments and foreign currency transactions	(89,386,707)	(200,919,272)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	5,853,481	(2,560,677)

Net Assets	$123,502,140	$103,110,579

Net Asset Value and Offering Price
Institutional Class
Net assets	$28,013,518	$41,839,649

Shares of beneficial interest	1,103,750	3,129,080

Net asset value, offering and redemption price per share	$25.38	$13.37

Retail Class
Net assets	$95,488,622	$61,270,930

Shares of beneficial interest	3,860,333	4,713,803

Net asset value, offering and redemption price per share	$24.74	$13.00

Admin Class
Net assets	$—	$—

Shares of beneficial interest	—	—

Net asset value, offering and redemption price per share	$—	$—

Value of securities on loan (Note 2)	$47,347,527	$49,117,532

See accompanying notes to financial statements.

29

Small Cap Value Fund	Tax-Managed Equity Fund

$1,245,679,171	$7,814,671
28,388,847	985,416
1,274,068,018	8,800,087
2,620	826
2,560,411	—
1,160,184	—
718,272	5,346
74,544	6,526
117,833	630
—	—
1,278,701,882	8,813,415

255,144,557	2,250,228
12,942,977	—
961,519	—
622,209	2,714
82,048	533
123,112	37,234
12,115	—
35,866	19,098
269,924,403	2,309,807
$1,008,777,479	$6,503,608

$1,008,538,190	$9,146,200
1,345,731	(5,394)
(29,495,289)	(3,622,614)

28,388,847	985,416
$1,008,777,479	$6,503,608

$486,432,863	$6,503,608
21,778,798	625,118
$22.34	$10.40

$446,379,759	$—
20,167,086	—
$22.13	$—

$75,964,857	$—
3,490,006	—
$21.77	$—
$250,993,030	$2,216,019

See accompanying notes to financial statements.

30

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

	Mid Cap Growth Fund	Small Cap Growth Fund

Investment Income
Dividends	$97,075	$77,284
Interest	90,993	64,387
Securities lending income (Note 2)	71,741	52,075
Less net foreign taxes withheld	(679)	—

	259,130	193,746

Expenses
Management fees (Note 4)	298,263	256,422
Distribution fees—Retail Class (Note 4)	64,933	41,549
Service and distribution fees—Admin Class (Note 4)	—	—
Trustees’ fees and expenses (Note 4)	5,429	5,334
Administrative fees (Note 4)	20,740	17,848
Custodian fees and expenses	8,618	14,140
Transfer agent fees and expenses—Institutional Class (Note 4)	5,093	5,548
Transfer agent fees and expenses—Retail Class (Note 4)	16,439	14,531
Transfer agent fees and expenses—Admin Class (Note 4)	—	—
Audit and tax services fees	16,979	16,765
Registration fees	19,070	16,710
Shareholder reporting expenses	4,064	3,079
Legal fees	705	424
Expense recapture—Institutional Class (Note 4)	1,930	—
Miscellaneous expenses	2,822	2,696

Total expenses	465,085	395,046
Less fee reduction and/or expense reimbursement (Note 4)	(2,469)	(11,574)

Net expenses	462,616	383,472

Net investment income (loss)	(203,486)	(189,726)

Net Realized And Unrealized Gain (Loss) On Investments and Foreign Currency Transactions
Net Realized Gain (Loss) on:
Investments	(1,265,859)	(2,092,546)
Foreign currency transactions	166	—

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,172,815)	(10,342,691)
Foreign currency translations	(109)	—

Net realized and unrealized loss on investments and foreign currency transactions	(8,438,617)	(12,435,237)

Net Decrease in Net Assets Resulting from Operations	$(8,642,103)	$(12,624,963)

*	Amount includes a special dividend of $926,046 in which the source of the dividend has not been determined by the issuer.

See accompanying notes to financial statements.

31

Small Cap Value Fund	Tax-Managed Equity Fund

$6,025,435 *	$40,087
665,580	5,219
755,942	4,061
—	(508)
7,446,957	48,859

3,843,560	16,375
558,399	—
188,924	—
16,255	4,876
268,358	1,715
24,325	6,666
94,735	1,308
362,284	—
113,952	—
19,088	15,029
48,074	12,676
66,586	814
14,513	94
—	—
15,661	1,993

5,634,714	61,546
(332,131)	(40,256)

5,302,583	21,290

2,144,374	27,569

(16,356,684)	(136,888)
—	—

(138,660,144)	(554,050)
—	—

(155,016,828)	(690,938)

$(152,872,454)	$(663,369)

See accompanying notes to financial statements.

32

STATEMENTS OF CHANGES IN NET ASSETS

Mid Cap Growth Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment loss	$(203,486)	$(288,083)
Net realized gain (loss) on investments and foreign currency transactions	(1,265,693)	7,015,246
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(7,172,924)	8,067,259

Increase (decrease) in net assets from operations	(8,642,103)	14,794,422

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Retail Class	—	—
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	—	—

Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (Note 8)	77,347,619	(4,132,735)

Total increase in net assets	68,705,516	10,661,687
Net Assets
Beginning of period	54,796,624	44,134,937

End of period	$123,502,140	$54,796,624

Undistributed Net Investment Income/Accumulated Net Investment Loss	$(241,655)	$(38,169)

Small Cap Growth Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment loss	$(189,726)	$(143,375)
Net realized gain (loss) on investments	(2,092,546)	3,362,779
Net change in net unrealized appreciation (depreciation) on investments	(10,342,691)	5,500,407

Increase (decrease) in net assets from operations	(12,624,963)	8,719,811

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	—	—
Retail Class	—	—
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	—	—

Increase in Net Assets Derived from Capital Shares Transactions (Note 8)	66,713,844	16,896,224

Redemption Fees
Institutional Class	4,430	346
Retail Class	5,074	186

Total increase in net assets	54,098,385	25,616,567
Net Assets
Beginning of period	49,012,194	23,395,627

End of period	$103,110,579	$49,012,194

Undistributed Net Investment Income/Accumulated Net Investment Loss	$(225,297)	$(35,571)

See accompanying notes to financial statements.

33

STATEMENTS OF CHANGES IN NET ASSETS – continued

Small Cap Value Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$2,144,374	$2,636,586
Net realized gain (loss) on investments	(16,356,684)	100,922,002
Net change in net unrealized appreciation (depreciation) on investments	(138,660,144)	34,456,656

Increase (decrease) in net assets from operations	(152,872,454)	138,015,244

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(1,132,960)	(2,801,001)
Retail Class	—	(1,058,622)
Admin Class	—	(101,702)
Capital Gains:
Institutional Class	(51,944,174)	(50,563,842)
Retail Class	(47,065,282)	(32,749,822)
Admin Class	(8,031,853)	(7,983,100)

Total distributions	(108,174,269)	(95,258,089)

Increase in Net Assets Derived from Capital Shares Transactions (Note 8)	193,183,889	235,053,214

Redemption Fees
Institutional Class	12,943	16,563
Retail Class	11,514	13,201
Admin Class	1,942	2,493

Total increase (decrease) in net assets	(67,836,435)	277,842,626
Net Assets
Beginning of period	1,076,613,914	798,771,288

End of period	$1,008,777,479	$1,076,613,914

Undistributed Net Investment Income	$1,345,731	$334,317

Tax-Managed Equity Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$27,569	$102,751
Net realized gain (loss) on investments	(136,888)	1,153,272
Net change in net unrealized appreciation (depreciation) on investments	(554,050)	(241,314)

Increase (decrease) in net assets from operations	(663,369)	1,014,709

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(114,263)	(75,417)
Capital Gains:
Institutional Class	—	—

Total distributions	(114,263)	(75,417)

Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (Note 8)	611,128	(3,344,828)

Total decrease in net assets	(166,504)	(2,405,536)
Net Assets
Beginning of period	6,670,112	9,075,648

End of period	$6,503,608	$6,670,112

Undistributed (Overdistributed) Net Investment Income (Loss)	$(5,394)	$81,300

See accompanying notes to financial statements.

34

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment loss(c)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Mid Cap Growth Fund

Institutional Class
3/31/2008(e)	$27.51	$(0.06)		$(2.07)	$(2.13)	$—	$—
9/30/2007	20.13	(0.11	)(d)	7.49	7.38	—	—
9/30/2006	19.00	(0.10)		1.23	1.13	—	—
9/30/2005	15.50	(0.10)		3.78	3.68	(0.18)	—
9/30/2004	13.69	(0.13)		1.94	1.81	—	—
9/30/2003	10.70	(0.10)		3.09	2.99	—	—

Retail Class
3/31/2008(e)	$26.84	$(0.07)		$(2.03)	$(2.10)	$—	$—
9/30/2007	19.69	(0.16	)(d)	7.31	7.15	—	—
9/30/2006	18.63	(0.15)		1.21	1.06	—	—
9/30/2005	15.20	(0.14)		3.70	3.56	(0.13)	—
9/30/2004	13.46	(0.16)		1.90	1.74	—	—
9/30/2003	10.55	(0.13)		3.04	2.91	—	—

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment loss has been calculated using the average shares outstanding during the period.

(d) Includes a non-recurring payment of $0.02 per share.

(e) For the six months ended March 31, 2008 (Unaudited).

(f) Computed on an annualized basis for periods less than one year, if applicable.

(g) Includes expense recapture of 0.01%.

See accompanying notes to financial statements.

35

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(f)		Gross expenses (%)(f)		Net investment loss (%)(f)	Portfolio turnover rate (%)

$—	$25.38	(7.7)	$28,014	1.00	(g)	1.00	(g)	(0.40)	102
—	27.51	36.7	24,143	1.00		1.10		(0.47)	194
—	20.13	6.0	17,467	1.00		1.12		(0.49)	211
(0.18)	19.00	23.9	26,159	1.00		1.21		(0.60)	280
—	15.50	13.2	25,191	1.00		1.17		(0.84)	284
—	13.69	27.9	23,866	1.00		1.23		(0.88)	248

$—	$24.74	(7.9)	$95,489	1.25		1.26		(0.57)	102
—	26.84	36.3	30,654	1.25		1.43		(0.71)	194
—	19.69	5.7	26,668	1.25		1.52		(0.72)	211
(0.13)	18.63	23.6	25,802	1.25		1.50		(0.85)	280
—	15.20	12.9	25,382	1.25		1.42		(1.10)	284
—	13.46	27.6	32,813	1.25		1.47		(1.13)	248

See accompanying notes to financial statements.

36

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss)(c)(d)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Small Cap Growth Fund

Institutional Class
3/31/2008(i)	$15.87	$(0.03)		$(2.47)	$(2.50)	$—	$—
9/30/2007	12.00	(0.06	)(f)	3.93	3.87	—	—
9/30/2006	11.08	(0.08)		0.99	0.91	—	—
9/30/2005	8.96	(0.08)		2.20	2.12	—	—
9/30/2004	8.59	(0.09)		0.46	0.37	—	—
9/30/2003	6.35	(0.06)		2.30	2.24	—	—

Retail Class
3/31/2008(i)	$15.45	$(0.05)		$(2.40)	$(2.45)	$—	$—
9/30/2007	11.71	(0.09	)(f)	3.83	$3.74	—	—
9/30/2006	10.84	(0.11)		0.97	$0.86	—	—
9/30/2005	8.78	(0.11)		2.17	$2.06	—	—
9/30/2004	8.45	(0.11)		0.44	$0.33	—	—
9/30/2003	6.26	(0.08)		2.27	$2.19	—	—

Small Cap Value Fund

Institutional Class
3/31/2008(i)	$28.77	$0.07	(j)	$(3.66)	$(3.59)	$(0.06)	$(2.78)
9/30/2007	27.69	0.12	(f)(g)	4.29	4.41	(0.17)	(3.16)
9/30/2006	27.43	0.13		2.70	2.83	(0.15)	(2.42)
9/30/2005	25.75	0.13		4.22	4.35	(0.02)	(2.65)
9/30/2004	21.34	0.04		4.97	5.01	(0.05)	(0.55)
9/30/2003	17.28	0.05		4.01	4.06	—	—

Retail Class
3/31/2008(i)	$28.52	$0.04	(j)	$(3.65)	$(3.61)	$—	$(2.78)
9/30/2007	27.46	0.04	(f)(g)	4.28	4.32	(0.10)	(3.16)
9/30/2006	27.23	0.06		2.67	2.73	(0.08)	(2.42)
9/30/2005	25.62	0.06		4.20	4.26	—	(2.65)
9/30/2004	21.25	(0.02)		4.95	4.93	(0.01)	(0.55)
9/30/2003	17.25	(0.00)		4.00	4.00	—	—

Admin Class
3/31/2008(i)	$28.13	$0.01	(j)	$(3.59)	$(3.58)	$—	$(2.78)
9/30/2007	27.14	(0.03	)(f)(g)	4.22	4.19	(0.04)	(3.16)
9/30/2006	26.94	(0.01)		2.65	2.64	(0.02)	(2.42)
9/30/2005	25.43	(0.00)		4.16	4.16	—	(2.65)
9/30/2004	21.13	(0.08)		4.93	4.85	—	(0.55)
9/30/2003	17.20	(0.05)		3.98	3.93	—	—

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) Amount rounds to less than $0.01 per share, if applicable.

(e) Includes expense recapture of 0.02%.

(f) Includes a non-recurring payment of $0.01 per share and $0.00 per share for Small Cap Growth Fund and Small Cap Value Fund, respectively.

(g) Includes a non-recurring special dividend of $0.05 per share in which the source of the dividend has not been determined by the issuer.

(h) Computed on an annualized basis for periods less than one year, if applicable.

(i) For the six months ended March 31, 2008 (Unaudited).

(j) Includes a special dividend of $.02 per share in which the source of the dividend has not been determined by the issuer.

See accompanying notes to financial statements.

37

					Ratios to Average Net Assets:
Total distributions	Redemption fees(d)	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(h)		Gross expenses (%)(h)		Net investment income (loss) (%)(h)	Portfolio turnover rate (%)

$—	$0.00	$13.37	(15.8)	$41,840	1.00		1.01		(0.46)	44
—	0.00	15.87	32.3	28,088	1.00		1.23		(0.47)	83
—	0.01	12.00	8.3	20,414	1.00		1.38		(0.69)	100
—	0.00	11.08	23.7	15,785	1.00		1.70		(0.85)	227
—	0.00	8.96	4.3	15,867	1.00		1.31		(0.95)	217
—	—	8.59	35.3	22,519	1.00		1.19		(0.91)	190

$—	$0.00	$13.00	(15.9)	$61,271	1.25		1.31		(0.66)	44
—	0.00	15.45	31.9	20,924	1.25		1.50		(0.66)	83
—	0.01	11.71	8.0	2,981	1.25		1.92		(0.94)	100
—	0.00	10.84	23.5	3,592	1.25		1.87		(1.14)	227
—	0.00	8.78	3.9	14,589	1.25		1.52		(1.19)	217
—	—	8.45	35.0	30,345	1.25		1.43		(1.17)	190

$(2.84)	$0.00	$22.34	(13.7)	$486,433	0.88		0.88		0.57	29
(3.33)	0.00	28.77	17.0	534,776	0.89		0.89		0.43	57
(2.57)	0.00	27.69	11.2	442,714	0.89	(e)	0.89	(e)	0.47	62
(2.67)	0.00	27.43	18.0	403,110	0.90		0.93		0.48	59
(0.60)	0.00	25.75	23.8	346,356	0.90		0.93		0.16	70
—	—	21.34	23.5	289,945	0.90		0.94		0.26	74

$(2.78)	$0.00	$22.13	(13.9)	$446,380	1.15		1.25		0.30	29
(3.26)	0.00	28.52	16.7	465,055	1.15		1.24		0.15	57
(2.50)	0.00	27.46	10.9	291,690	1.15		1.20		0.21	62
(2.65)	0.00	27.23	17.7	235,948	1.15		1.20		0.24	59
(0.56)	0.00	25.62	23.5	173,411	1.15		1.18		(0.08)	70
—	—	21.25	23.2	140,152	1.15		1.20		(0.01)	74

$(2.78)	$0.00	$21.77	(14.0)	$75,965	1.40		1.64		0.06	29
(3.20)	0.00	28.13	16.4	76,783	1.40		1.56		(0.10)	57
(2.44)	0.00	27.14	10.6	64,367	1.40		1.46		(0.04)	62
(2.65)	0.00	26.94	17.4	67,505	1.40		1.43		(0.01)	59
(0.55)	0.00	25.43	23.3	62,680	1.40		1.43		(0.33)	70
—	—	21.13	22.9	37,411	1.40		1.47		(0.27)	74

See accompanying notes to financial statements.

38

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income(c)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains
Tax-Managed Equity Fund

Institutional Class
3/31/2008(f)	$11.71	$0.05		$(1.16)	$(1.11)	$(0.20)	$—
9/30/2007	10.18	0.16	(d)	1.45	1.61	(0.08)	—
9/30/2006	9.20	0.07		0.97	1.04	(0.06)	—
9/30/2005	8.49	0.05		0.69	0.74	(0.03)	—
9/30/2004	7.66	0.05		0.97	1.02	(0.19)	—
9/30/2003	6.78	0.06		0.85	0.91	(0.03)	—

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) Includes a non-recurring special dividend of $0.08 per share in which the source of the dividend has not been determined by the issuer.

(e) Computed on an annualized basis for periods less than one year, if applicable.

(f) For the six months ended March 31, 2008 (Unaudited).

See accompanying notes to financial statements.

39

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(e)	Gross expenses (%)(e)	Net investment income (%)(e)	Portfolio turnover rate (%)

$(0.20)	$10.40	(9.7)	$6,504	0.65	1.88	0.84	20
(0.08)	11.71	15.9	6,670	0.65	1.92	1.51	45
(0.06)	10.18	11.3	9,076	0.65	1.64	0.71	40
(0.03)	9.20	8.7	9,230	0.65	2.02	0.59	38
(0.19)	8.49	13.4	5,202	0.65	3.39	0.59	27
(0.03)	7.66	13.5	2,490	0.65	1.82	0.81	200

See accompanying notes to financial statements.

40

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trusts in multiple series. Shares of Loomis Sayles Tax-Managed Equity Fund were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to its commencement of investment operations). Information presented in these financial statements pertains to certain equity funds of the Trusts; the financial statements for the remaining equity funds and the fixed income funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Mid Cap Growth Fund (the “Mid Cap Growth Fund”)

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Tax-Managed Equity Fund (the “Tax-Managed Equity Fund”)

Each Fund offers Institutional Class Shares. Mid Cap Growth Fund, Small Cap Growth Fund and Small Cap Value Fund also offer Retail Class Shares. In addition, Small Cap Value Fund offers Admin Class Shares.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

41

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. The Small Cap Value Fund estimates the recharacterization of distributions received from Real Estate Investment Trusts (REITs) into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates caused by fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

d.  Forward Foreign Currency Contracts. Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2008, there were no open forward currency contracts.

e.  Federal and Foreign Income Taxes. Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004-2007) and has concluded that no provisions for income tax are required. Fund Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

42

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

f.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distributions from REITs, net operating losses and redemption in kind transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Mid Cap Growth Fund	$—	$—	$—
Small Cap Growth Fund	—	—	—
Small Cap Value Fund	19,298,487	75,959,602	95,258,089
Tax-Managed Equity Fund	75,417	—	75,417

As of September 30, 2007, the capital loss carryforwards were as follows:

Capital Loss Carryforward	Mid Cap Growth Fund	Small Cap Growth Fund	Small Cap Value Fund	Tax-Managed Equity Fund
Expires September 30, 2010	$66,978,246	$139,524,244	$—	$1,693,070
Expires September 30, 2011	21,142,388	59,283,040	—	1,662,157
Expires September 30, 2012	—	—	—	110,150
Expires September 30, 2013	—	—	—	17,395

Total capital loss carryforward	$88,120,634	$198,807,284	$—	$3,482,772

g.  Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2008 were as follows:

	Value of Securities on Loan	Value of Collateral
Mid Cap Growth Fund	$47,347,527	$49,772,699
Small Cap Growth Fund	49,117,532	50,220,457
Small Cap Value Fund	250,993,030	255,144,557
Tax-Managed Equity Fund	2,216,019	2,250,228

43

i.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments and will not have a material impact on the Funds’ net assets or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Purchases and Sales of Securities. For the six months ended March 31, 2008, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Mid Cap Growth Fund	$149,071,907	$78,074,079
Small Cap Growth Fund	94,755,704	29,459,975
Small Cap Value Fund	379,573,777	289,781,724
Tax-Managed Equity Fund	1,622,344	1,264,822

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Mid Cap Growth Fund	0.75%
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Tax-Managed Equity Fund	0.50%

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the six months ended March 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Mid Cap Growth Fund	1.00%	1.25%	—
Small Cap Growth Fund	1.00%	1.25%	—
Small Cap Value Fund	0.90%	1.15%	1.40%
Tax-Managed Equity Fund	0.65%	—	—

44

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

For the six months ended March 31, 2008, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Mid Cap Growth Fund	$298,263	0.75%
Small Cap Growth Fund	256,422	0.75%
Small Cap Value Fund	3,843,560	0.75%
Tax-Managed Equity Fund	16,375	0.50%

For the six months ended March 31, 2008, expenses have been reimbursed as follows:

Fund	Reimbursement
Mid Cap Growth Fund	$1,459
Small Cap Growth Fund	10,707
Small Cap Value Fund	319,176
Tax-Managed Equity Fund	40,173

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such deferred fees/expenses more than one year after the end of the fiscal year in which the fee/expense was deferred. The amounts subject to possible reimbursement under the expense limitation agreements at March 31, 2008 were as follows:

	Expenses Subject to Possible Reimbursement Until September 30, 2008
Fund	Institutional Class	Retail Class	Admin Class	Total
Mid Cap Growth Fund	$20,701	$49,919	$—	$70,620
Small Cap Growth Fund	53,263	12,411	—	65,674
Small Cap Value Fund	—	325,613	125,266	450,879
Tax-Managed Equity Fund	86,601	—	—	86,601

	Expenses Subject to Possible Reimbursement Until September 30, 2009
Fund	Institutional Class	Retail Class	Admin Class	Total
Mid Cap Growth Fund	$—	$1,459	$—	$1,459
Small Cap Growth Fund	976	9,731	—	10,707
Small Cap Value Fund	—	227,718	91,458	319,176
Tax-Managed Equity Fund	40,173	—	—	40,173

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), the Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive

45

the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

For the six months ended March 31, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Mid Cap Growth Fund	$20,740	$1,010	$19,730
Small Cap Growth Fund	17,848	867	16,981
Small Cap Value Fund	268,358	12,955	255,403
Tax-Managed Equity Fund	1,715	83	1,632

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Mid Cap Growth Fund, the Small Cap Growth Fund and the Small Cap Value Fund have adopted Distribution Plans relating to their Retail Class shares (the “Retail Class Plan”) and the Small Cap Value Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Small Cap Value Fund may pay an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares, to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the six months ended March 31, 2008, the Funds paid the following service and distribution fees:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Mid Cap Growth Fund	$—	$64,933	$—
Small Cap Growth Fund	—	41,549	—
Small Cap Value Fund	94,462	558,399	94,462
Tax-Managed Equity Fund	—	—	—

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Mid Cap Growth Fund	$3,728	$14,071	$—
Small Cap Growth Fund	4,005	12,866	—
Small Cap Value Fund	81,523	346,925	111,203
Tax-Managed Equity Fund	72	—	—

e.  Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board

46

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other Funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f. Redemption Fees. Shareholders of Small Cap Growth Fund and Small Cap Value Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of such Funds within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund.

The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, each fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

6.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains in the Statements of Operations. For the six months ended March 31, 2008, amounts rebated under these agreements were as follows:

Fund	Rebates
Mid Cap Growth Fund	$14,520
Small Cap Growth Fund	6,996
Small Cap Value Fund	62,006
Tax-Managed Equity Fund	616

47

7.  Shareholders. At March 31, 2008, the Loomis Sayles Funded Pension Plan (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Mid Cap Growth Fund	325,144	343,288
Small Cap Growth Fund	381,184	382,009
Small Cap Value Fund	371,979	733,841
Tax-Managed Equity Fund	—	—

At March 31, 2008, three shareholders individually owned more than 5% of the Tax-Managed Equity Fund’s total outstanding shares, representing, in aggregate, 19.03% of the Fund.

8.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Mid Cap Growth Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	434,821	$12,366,299	122,987	$2,932,877
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(208,611)	(5,464,972)	(113,087)	(2,616,811)

Net change	226,210	$6,901,327	9,900	$316,066

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,157,549	$81,916,486	404,396	$9,618,611
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(439,102)	(11,470,194)	(616,665)	(14,067,412)

Net change	2,718,447	$70,446,292	(212,269)	$(4,448,801)

Increase (decrease) from capital share transactions	2,944,657	$77,347,619	(202,369)	$(4,132,735)

	Small Cap Growth Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,611,457	$23,847,625	227,764	$3,236,460
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(252,417)	(3,596,454)	(158,397)	(2,160,742)

Net change	1,359,040	$20,251,171	69,367	$1,075,718

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	4,312,171	$59,434,837	1,247,066	$17,800,763
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(952,937)	(12,972,164)	(147,091)	(1,980,257)

Net change	3,359,234	$46,462,673	1,099,975	$15,820,506

Increase (decrease) from capital share transactions	4,718,274	$66,713,844	1,169,342	$16,896,224

48

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

	Small Cap Value Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,787,839	$93,018,647	3,665,690	$103,476,796
Issued in connection with the reinvestment of distributions	1,942,238	49,352,283	1,908,336	50,494,585
Redeemed	(2,536,374)	(63,077,483)	(2,978,936)	(83,598,708)

Net change	3,193,703	$79,293,447	2,595,090	$70,372,673

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,640,655	$136,600,853	9,567,844	$267,672,472
Issued in connection with the reinvestment of distributions	1,850,508	46,632,804	1,279,692	33,617,503
Redeemed	(3,632,498)	(88,303,370)	(5,159,588)	(145,568,951)

Net change	3,858,665	$94,930,287	5,687,948	$155,721,024

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,164,673	$28,348,156	1,317,587	$35,992,658
Issued in connection with the reinvestment of distributions	271,956	6,747,215	292,721	7,599,049
Redeemed	(676,254)	(16,135,216)	(1,252,476)	(34,632,190)

Net change	760,375	$18,960,155	357,832	$8,959,517

Increase (decrease) from capital share transactions	7,812,743	$193,183,889	8,640,870	$235,053,214

	Tax-Managed Equity Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	58,225	$632,094	136,117	$1,473,501
Issued in connection with the reinvestment of distributions	9,661	111,971	6,824	70,495
Redemptions-in-kind*			(261,354)	(2,702,405)
Redeemed	(12,413)	(132,937)	(203,597)	(2,186,419)

Increase (decrease) from capital share transactions	55,473	$611,128	(322,010)	$(3,344,828)

* On October 20, 2006, Natixis US liquidated its position of 261,354 shares. This was accomplished through a redemption-in-kind which included $2,453,150 of securities and $249,255 in cash.

49

Loomis Sayles Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Fixed Income Fund

Loomis Sayles Investment Grade Fixed Income Fund

SEMIANNUAL REPORT

MARCH 31, 2008 (Unaudited)

FUND AND MANAGER REVIEW

Loomis Sayles Bond Fund

Daniel Fuss, CFA, CIC Manager since May 1991	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Manager since October 1997	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Government/Credit Index, for the six months ended March 31, 2008, primarily due to poor performance from our high yield bond holdings and an underweight in securities with AAA and A ratings.

Most high yield bonds declined in value during the period, notably in the industrial sector, and we had a large allocation to this sector. In the investment grade arena, finance companies were bogged down by their exposure to the subprime market and further stymied by the lack of market liquidity. Communication issues also struggled, as investors grew increasingly concerned about access to capital markets. In addition, consumer cyclicals weighed on returns, in large part because of their exposure to higher energy costs and sagging demand from an increasingly cash-strapped public.

Inflation fears dragged down our positions in the Canadian dollar, British pound and Icelandic krona, while illiquidity and risk-aversion hampered the Fund’s convertible bonds.

On the upside, our defensive duration strategy had a positive influence on performance. From a quality perspective, bonds rated AA contributed the majority of positive returns. Our exposure to the brokerage sector helped performance, including our position in Bear Stearns, which rallied after the Federal Reserve facilitated JP Morgan’s purchase of the ailing firm. Other top industry performers included energy providers, which benefited from record-high commodity prices, and banking firms. Capital infusions from sovereign funds to major banking corporations hit by the subprime crisis also bolstered returns in the first half of the period.

Our currency positions in the Malaysian ringgit and the Singapore and Australian dollar contributed positively to performance. In addition, the Mexican peso recovered to become the overall currency leader for the period.

OUTLOOK

Although the US economy has weakened, we see pockets of strength. For example, the industrial sector appears to be vital relative to other economic areas; the weak US dollar is improving the outlook for exports; corporate spending remains disciplined; and non-residential construction is booming. We believe the Federal Reserve will ease once more before holding the fed funds target steady at 2.00%, while continuing to use other methods to maintain liquidity, as necessary. By year-end, we believe the economy may show signs of recovery.

FUND FACTS

Symbol | Institutional: LSBDX;

Retail: LSBRX; Admin: LBFAX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in investment-grade fixed-income securities, although it may invest up to 35% of assets in lower rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 5/16/91

Commencement of Operations of Class | Institutional: 5/16/91; Retail: 1/2/97; Admin: 1/2/98

Total Net Assets | $16,980.3 million

In our view, valuations outside the Treasury sector are attractive. The shaky economy poses risks, but the market appears to have priced in a more dismal scenario than we expect. Longer-term, we believe risk spreads should become less widespread, enabling markets to price risk more appropriately. Specific US high yield securities may offer compelling relative value, but the potential for further fallout calls for caution. Near-term, we believe the US dollar may have further downside potential, as non-Japanese Asian currencies strengthen.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Bond: Institutional
-0.59%	4.53%	10.74%	8.57%	10.81%
Loomis Sayles Bond: Retail(c)
-0.74	4.24	10.46	8.29	10.53
Loomis Sayles Bond: Admin(c)
-0.87	3.98	10.18	8.02	10.04
Lehman US Government/Credit Index(d)
5.71	8.35	4.62	6.12	7.11
Lipper BBB-Rated Funds Index(d)
1.69	3.52	5.02	5.30	6.86

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.67%	Retail: 0.97%	Admin: 1.24%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.67%	Retail: 0.95%	Admin: 1.20%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE(e)

Inception to March 31, 2008(b)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Inception dates of the Institutional, Retail and Admin Classes of shares are May 16, 1991, December 31, 1996 and January 2, 1998, respectively. (b) The mountain chart is based on the initial minimum investment of $100,000 for the Institutional Class. (c) Performance shown for periods prior to the inception date of the Retail Class and the Admin Class represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective classes of shares. (d) See page 15 for a description of the indices. Index performance data is not available coincident with the Fund’s inception date; the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (e) Cumulative performance is shown for the Institutional Class of shares. Performance of the Retail and Admin Classes would be lower, due to higher fees.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Fixed Income Fund

Daniel Fuss, CFA, CIC Manager since January 1995	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Associate Manager since February 2007	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Government/Credit Index, for the six months ended March 31, 2008, primarily due to poor performance from our high yield bond holdings and an underweight in US Treasurys and other securities with AAA ratings.

Most of the high yield market suffered during the period, especially in the industrial sector, where our large allocation detracted from results. In the investment grade arena, communication issues struggled as investors grew increasingly concerned about access to capital markets. Consumer cyclicals also weighed on returns, partly because of their exposure to higher energy costs and sagging demand from an increasingly cash-strapped public. In addition, finance companies were bogged down by their exposure to the subprime market and the lack of market liquidity.

Our positions in the Canadian dollar, British pound and Icelandic krona were hurt by inflation fears, while the Fund’s convertible bonds suffered from illiquidity and risk aversion.

Our defensive duration strategy was a positive influence on performance. From a quality perspective, bonds rated A and AA were the strongest performers during the period. Our exposure to the insurance and banking industries and sovereign funds helped performance. Capital infusions from sovereign funds to major banking corporations hit by the subprime crisis bolstered returns in the first half of the period.

Our currency positions in the Singapore and New Zealand dollar and the Brazilian real contributed positively to performance. In addition, the Mexican peso recovered to become the overall currency leader for the period.

OUTLOOK

Although the US economy has weakened, we see pockets of strength. For example, the industrial sector is showing relative strength; the weak US dollar may stimulate business for export companies; corporate spending remains disciplined; and nonresidential construction is booming. We believe the Federal Reserve will ease once more before holding the fed funds target rate steady at 2.00%, while continuing to use other methods to maintain liquidity, as necessary. By year-end, we believe the economy may show signs of recovery.

In our view, valuations outside the Treasury sector remain attractive. The shaky economy poses risks, but bond valuations appear to reflect a more dismal scenario than we expect. Longer-term, we believe risk spreads should become less widespread, enabling markets to price risk

FUND FACTS

Symbol | LSFIX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in fixed-income securities, may invest up to 35% of its assets in lower-rated fixed-income securities and up to 20% of its assets in preferred stocks. The Fund may invest any portion of its assets in Canadian securities and up to 20% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 1/17/95

Fund Registration Date | 3/7/97

Total Net Assets | $624.7 million

more appropriately. Specific US high yield securities may offer compelling relative value, but the potential for further fallout calls for caution. Near term, we believe the US dollar may have further downside potential, while non-Japanese Asian currencies continue to strengthen.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Fixed Income: Institutional
0.13%	5.36%	11.30%	8.64%	9.17%	10.56%
Lehman US Government/Credit Index(b)
5.71	8.35	4.62	6.12	6.51	6.98
Lipper BBB-Rated Funds Index(b)
1.69	3.52	5.02	5.30	5.78	6.59

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.60%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.60%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to March 31, 2008(c)

Inception to March 31, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Global Bond Fund

Ken Buntrock, CFA, CIC

Manager since September 2000

David Rolley, CFA

Manager since September 2000

Lynda Schweitzer, CFA

Manager since February 2007

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman Global Aggregate Bond Index, for the six months ended March 31, 2008, primarily due to its overweight in corporate bonds. With the exception of commodities, most asset classes underperformed government bonds during the period.

We added to the Fund’s corporate bond holdings during the period by lowering the Fund’s exposure to high-quality government, quasi-government and securitized issuers. This strategy hurt relative performance, as the investment grade and high yield bond markets underperformed government bonds in the United States, United Kingdom and Europe. However, we began to see the benefits of the Fund’s sector positioning in the second half of March, as spreads stabilized or tightened.

Our country allocation was marginally positive. An underweight position in Canada and overweight positions in Malaysia, Poland and Sweden detracted, while our overweight in the US bond market and underweight in euro-denominated issues enhanced performance. The Fund’s overall currency strategy detracted from relative performance, as gains in select Southeast Asian and euro-peripheral currencies could not offset the negative impact of our underweight positions in the yen and euro.

Our duration/yield curve positioning had a slightly positive impact on relative performance. A longer-than-Benchmark duration in the United States and Europe enhanced returns, as deteriorating market conditions led to lower bond yields. We extended duration in the yen-pay market to a Benchmark-neutral position, but our short-duration position detracted from performance earlier in the period.

OUTLOOK

Credit spreads continued to widen in March and turmoil may have peaked with the collapse of Bear Stearns, a significant Federal Reserve rate cut, and the opening of the discount window to US broker-dealers. We believe US authorities responded to a heart attack in the financial system with the equivalent of a bypass operation. With the Federal Reserve apparently determined not to let broker/dealers fail and allowing them to borrow at a discount, we believe the upward spiral in risk aversion will be capped, and risk spreads will become more issue-specific.

Because we anticipate a relatively mild US recession, we favor corporate bonds, including select high yield names with stable cash flow. We are adding longer maturity bonds, increasing spread duration as a result, but we have reduced Treasury exposure. We believe near term trends suggest wider economic growth and interest rate gaps with Europe, meaning downside risks persist for the US dollar. We are duration-neutral in the yen and euro.

FUND FACTS

Symbol | Institutional: LSGBX;

Retail: LSGLX

Objective | High total investment return through a combination of high current income and capital appreciation

Strategy | Invests primarily in investment-grade fixed-income securities worldwide, although it may invest up to 20% of assets in lower-rated fixed-income securities.

Fund Inception Date | 5/10/91

Commencement of Operations of Class | Institutional: 5/10/91; Retail: 1/2/97

Total Net Assets | $2,512.4 million

The prospect of a near term correction in the commodities markets is keeping us underweight in the volatile commodity currencies.

Based on our outlook, we want the Fund to have greater exposure to the US dollar and to credit spreads long term, while maintaining its overweight in non-Japanese Asian currencies.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Global Bond: Institutional
6.86%	11.51%	8.23%	8.17%	8.65%
Loomis Sayles Global Bond: Retail(b)
6.66	11.10	7.94	7.89	8.46
Lehman Global Aggregate Bond Index(c)
10.11	15.25	7.32	6.64	7.45
Lipper Global Income Funds Index(c)
5.04	8.60	6.63	5.56	6.44

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.68%	Retail: 1.04%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.68%	Retail: 1.00%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE(d)

Inception to March 31, 2008(e)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value as of the month end closest to the Fund’s inception date. (b) Performance shown for periods prior to the inception date of the Retail Class (12/31/96) represents the performance of the Institutional Class during the periods shown, adjusted to reflect the current levels of 12b-1 fees payable by the respective Classes of shares. (c) See page 15 for a description of the indices. (d) Cumulative performance is shown for the Institutional Class. Performance of the Retail Class would be lower due to higher fees. (e) The mountain chart is based on the Institutional Class minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Inflation Protected Securities Fund

John Hyll

Manager since January 2003

Cliff Rowe, CFA

Manager since January 2003

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Treasury Inflation Protected Securities Index, for the six months ended March 31, 2008, primarily due to the Fund’s overweight exposure to high yield bonds, which experienced significant spread widening during the period.

The real yield on 10-year Treasury Inflation Protected Securities (TIPS) declined by 117 basis points during the period to 1.1%. Five year TIPS declined even further, falling 206 basis points to 0.11%. Declining yields and the steepening of the yield curve reflected investors’ gloomy outlook for employment and overall economic growth. The Federal Reserve maintained an aggressive easing policy, lowering the fed funds target rate by 250 basis points to 2.25% to help temper the downside risks to the economy.

The main driver of the Fund’s performance was its exposure to US TIPS, which represented approximately 80% of the Fund’s total net assets at the end of March 2008. Declining interest rates, slightly widening breakevens and headlines about inflation led to positive results for TIPS. The Fund’s longer average duration contributed to its performance. On the negative side, the Fund’s laddered maturity structure did not work well as the yield curve steepened.

The Fund’s exposure to the energy sector yielded positive results, as the price of oil soared. However, this was not sufficient to offset negative results from other credit sectors, including telecommunications and financials.

Foreign-currency exposure also contributed positively to performance. Specifically, the Fund’s non-dollar holdings in Mexico benefited from the weakness in the US dollar.

OUTLOOK

Although the US economy has weakened, we see pockets of strength. For example, the industrial sector is showing relative strength; the weak US dollar may stimulate exports; corporate spending remains disciplined; and non-residential construction is booming. We believe the Federal Reserve will ease once more before holding the fed funds target rate steady at 2.00%, while they continue to use other methods to maintain liquidity, as needed. By year-end, we believe the economy may show signs of recovery.

In our view, valuations outside the Treasury sector remain attractive. The shaky economy poses risks, but bond prices appear to reflect a more dismal scenario than we expect. Longer term, risk spreads should become less widespread, enabling markets to price risk more appropriately.

FUND FACTS

Symbol | LSGSX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests primarily in inflation-protected securities with emphasis on debt securities issued by the US Treasury

Fund Inception Date | 5/21/91

Total Net Assets | $16.5 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Inflation Protected Securities: Institutional
8.64%	12.46%	4.54%	6.29%	7.83%
Lehman US Treasury Inflation Protected Securities Index(b)
10.40	14.54	6.75	7.97	N/A
Lipper Treasury Inflation Protected Securities Index(b)
9.96	13.56	N/A	N/A	N/A

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 1.28%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.40%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to March 31, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

For illustrative purposes, the chart above reflects the growth of a hypothetical investment of $100,000 in the Fund, since its inception. The chart above also reflects the growth of a hypothetical investment in the former primary benchmark of the Fund, the Lehman US Government Bond Index (the “Former Benchmark”), compared to the performance of the Fund from the Fund’s inception date through December 31, 2004. On December 15, 2004, in connection with a change of the Fund’s investment objective, the Fund changed its primary benchmark to the Lehman US Treasury Inflation Protected Securities Index (the “New Benchmark”). Since index performance data is not available coincident with the date of the Fund’s strategy change, comparative data for the Fund’s New Benchmark begins on December 31, 2004. The chart above reflects the growth of a hypothetical investment in the New Benchmark, compared to the performance of the Fund, from December 31, 2004, through March 31, 2008. The chart above also compares the performance of the Fund to the Lipper Treasury Inflation Protected Securities Funds Index from December 31, 2004 and through March 31, 2008. The performance of the New Benchmark and of the Lipper Treasury Inflation Protected Securities Funds Index was linked to the performance of the Former Benchmark as of December 31, 2004.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, comparative performance is presented from the month end closest to the Fund’s inception date. (b) See page 15 for a description of the indices. Return data is not available for the Lehman US Treasury Inflation Protected Securities Index prior to March 1, 1997. Similarly, return data is not available for the Lipper Treasury Inflation Protected Securities Funds Index prior to July 1, 2003. (c) The mountain chart is based on the Fund’s minimum initial investment of $100,000.

WHAT YOU SHOULD KNOW

Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

Effective December 15, 2004, the Fund’s name and investment strategy changed. The Fund’s strategy emphasizes inflation-protected debt securities issued by the US Treasury (TIPS). The principal value of the types of securities are periodically adjusted according to the rate of inflation and repayment of the original bonds is guaranteed by the US government.

FUND AND MANAGER REVIEW

Loomis Sayles Institutional High Income Fund

Daniel Fuss, CFA, CIC Manager since June 1996	Matthew Eagan, CFA Associate Manager since February 2007
Kathleen Gaffney, CFA Associate Manager since February 2007	Elaine Stokes Associate Manager since February 2007

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Lehman High Yield Index, for the six months ended March 31, 2008, primarily due to allocations and security selection in longer maturity US Treasurys and non-US-dollar corporate bonds.

US Treasurys outperformed other asset classes as yields on government securities rallied. Our allocation to long-duration Treasurys benefited from investors’ risk aversion and provided the bulk of the Fund’s excess return for the period. In addition, non-US-dollar-denominated investments remained a major source of positive performance. In particular, securities denominated in the Brazilian real benefited from the country’s robust local economy and strong currency. Growth in Mexico boosted our peso-based investments, while strong fundamentals supported attractive returns from securities issued in the New Zealand dollar and Thai baht.

Good security selection among investment grade credits added to excess return, with select high-quality financials turning in double-digits gains. While debt issues in below-investment grade financials suffered, an underweight allocation helped us recoup the losses and added to relative performance.

Yield spreads widened to levels not seen in many years, impacting returns on corporate bonds in general and high yield bonds in particular. From an industry perspective, certain financials (including real estate investment trusts and financial companies) and media issues were among the worst performers in absolute terms, but our underweight position relative to the Benchmark helped absolute performance. Conversely, electric, energy and consumer non-cyclical issues all generated positive absolute performance, although they detracted from performance on a relative basis because of our underweight.

OUTLOOK

Although the US economy has weakened, we see pockets of strength. For example, the industrial sector is showing relative strength; the weak US dollar may stimulate US exports; corporate spending remains disciplined; and non-residential construction is booming. We expect the Federal Reserve to ease once more before holding the fed funds target rate steady at 2.00%, while they continue to use other methods to maintain liquidity, as needed. By year-end, we believe the economy may show signs of recovery.

FUND FACTS

Symbol | LSHIX

Objective | High total investment return through a combination of current income and capital appreciation

Strategy | Invests in primarily lower-rated fixed-income securities and other securities that are expected to produce a relatively high level of income, (including income-producing preferred and common stocks).

The Fund may invest any portion of its assets in Canadian securities and up to 50% of assets in other foreign securities, including emerging markets securities.

Fund Inception Date | 6/5/96

Fund Registration Date | 3/7/97

Total Net Assets | $189.1 million

In our opinion, valuations outside the Treasury sector remain extraordinarily attractive. The shaky economy poses risks, but bond prices appear to reflect a more dismal scenario than we anticipate. Longer term, we believe risk spreads will become less widespread, enabling markets to price risk more appropriately. US high yield securities may offer compelling relative value on a security-specific basis, but the potential for further fallout calls for caution. Near term, we believe the US dollar may have further downside potential, as non-Japanese Asian currencies continue to gain strength.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Institutional High Income: Institutional
-2.44%	-0.08%	14.18%	7.19%	7.94%	8.07%
Lehman High Yield Index(b)
-4.27	-3.74	8.62	4.84	5.56	6.16
Lipper High Current Yield Funds Index(b)
-4.65	-4.05	7.99	3.15	4.15	4.83

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.76%
Net Expense Ratio (after reductions and reimbursements)*
Institutional: 0.76%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to March 31, 2008(c)

Inception to March 31, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Intermediate Duration Fixed Income Fund

Neil Burke

Manager since December 2005

Cliff Rowe, CFA

Manager since December 2005

Richard Raczkowski

Manager since December 2005

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Government/Credit Intermediate Index, for the six months ended March 31, 2008, primarily due to continued volatility in mortgage-backed securities (MBS) and the Fund’s underweight to Treasurys.

As economic conditions deteriorated and the credit crisis gained momentum investors flocked to safe havens.

The Fund’s underweight position in securities with AAA ratings hurt performance as uncertainty, volatility and negative information concerning the overall health of the market drove risk-averse investors into Treasurys, and higher quality securities. Investors’ flight to safety sharply decreased demand for lower quality bonds throughout the period.

Residential and commercial MBS performed poorly during the period, due to concerns about the subprime market and other troubled mortgage-backed bonds. In the credit sector, economic and liquidity problems hampered most securities, with financial securities among the hardest hit. Securities in the consumer cyclicals sector weighed on returns, reflecting higher energy costs and sagging demand from an increasingly cash-strapped public. Communication issues also struggled, as investors became more concerned about waning access to capital markets.

The Fund’s non-US-dollar holdings contributed to performance, led by the Singapore dollar. In addition, investment grade utilities held up reasonably well, serving as a relative “island of calm” within a turbulent corporate sector. Intermediate and short term MBS and asset-backed securities (ABS) also performed well, but they lagged Treasurys. On an absolute basis, AAA-rated securities (including Treasurys, GE Singapore dollar securities and Freddie Mac pass-through securities) contributed most to performance.

OUTLOOK

Although the US economy has weakened, we see pockets of strength. For example, the industrial sector is relatively robust; the weak US dollar may stimulate US exports; corporate spending remains disciplined; and nonresidential construction is booming. We expect the Federal Reserve to ease once more before holding the fed funds target rate steady at 2.00%, while they continue to use other methods to maintain liquidity, as needed. By year-end, we believe the economy may show signs of recovery.

In our view, valuations outside of the Treasury sector remain attractive. The shaky economy poses risks, but bond prices appear to reflect a more dismal scenario than we anticipate. Longer-term, risk spreads should become less widespread, enabling markets to price risk more appropriately. Specific US high yield securities may offer compelling relative value, but the potential for further fallout calls for caution. Near term, we believe the US dollar may have further downside potential, as non-Japanese Asian currencies continue to strengthen.

FUND FACTS

Symbol | LSDIX

Objective | Above-average total return through a combination of current income and capital appreciation

Strategy | Invests only in investment-grade fixed-income securities. The Fund’s weighted average duration generally is two to five years

Fund Inception Date | 1/28/98

Total Net Assets | $34.8 million

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Inception(a)
Loomis Sayles Intermediate Duration Fund:Institutional
3.27%	5.19%	4.33%	5.27%	5.26%
Lehman US Gov’t/Credit Intermediate Index(b)
5.99	8.88	4.37	5.91	5.83
Lipper Intermediate Investment Grade Debt FundsIndex(b)
2.20	4.01	4.03	5.39	5.32

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.61%
Net Expense Ratio (after reductions and reimbursements)*
Institutional 0.40%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Inception to March 31, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Since index performance data is not available coincident with the Fund’s inception date, comparative performance is presented from the month end closest to the Fund’s inception date. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $2,000,000.

WHAT YOU SHOULD KNOW

If the credit rating of a security held by the Fund falls below investment grade, the Fund may continue to hold it if Loomis Sayles believes the investment is appropriate. The secondary market for securities that fall below investment grade may lack liquidity and such securities may incur greater risk of default, which may adversely affect the value of the Fund. Foreign countries may have different accounting standards than those of the US. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

FUND AND MANAGER REVIEW

Loomis Sayles Investment Grade Fixed Income Fund

Daniel Fuss, CFA, CIC

Manager since July 1994

Steven Kaseta, CFA

Manager since February 2002

Kathleen Gaffney, CFA

Associate Manager since September 2006

Matthew Eagan, CFA

Associate Manager since September 2006

Elaine Stokes

Associate Manager since September 2006

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman US Government/Credit Index, for the six months ended March 31, 2008, primarily due to an underweight position in Treasury securities and ongoing spread widening among investment grade and high yield credits. Throughout the period, investors flocked to safe havens, as economic conditions deteriorated, and the credit crisis gained momentum. The turmoil culminated with the Federal Reserve taking historic steps to restore normalcy to the markets, including brokerage access to its lending window and rate cuts totaling 250 basis points, which pushed the fed funds target rate to 2.25%.

A growing fear of recession and increased liquidity concerns weighed on the Fund’s credit positions, causing wider spreads and negative returns. Poor market liquidity, anemic risk appetites and the market’s general crisis of confidence pressured credit valuations. Our high yield exposure, primarily in the telecommunication and cable industries, was hard hit, as investors grew increasingly concerned about access to capital markets.

Despite continued solid performance of the underlying collateral, our AAA-rated home-equity exposure significantly underperformed the broader asset-backed securities (ABS) market, due to ongoing mortgage-related concerns. The Fund’s non-US dollar sector, a former source of strength, also detracted considerably, with our positions in the Canadian dollar and Icelandic krona showing notable weakness.

As investors avoided risk, the Treasury market offered the best performance for the period, and our long-duration strategy in Treasurys contributed positively to performance. In addition, our underweight position in the poor-performing financial sector of the US corporate bond market benefited the Fund.

OUTLOOK

Although the US economy has weakened, we see pockets of strength. For example, we believe the industrial sector is showing relative strength; the weak US dollar is improving the outlook for exports; corporate spending remains disciplined; and non-residential construction is booming. We think the Fed will ease once more before holding the fed funds target steady at 2.00%, while they continue to use other methods to maintain liquidity, as needed. By year-end, we believe the economy may show signs of recovery.

FUND FACTS

Symbol | LSIGX

Objective | Above-average total investment return through a combination of current income and capital appreciation

Strategy | Invests in primarily investment-grade fixed-income securities, although it may invest up to 10% of its assets in lower rated fixed-income securities and up to 10% of its assets in preferred stocks. The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of assets in securities of other foreign issuers, including emerging markets.

Fund Inception Date | 7/1/94

Fund Registration Date | 3/7/97

Total Net Assets | $273.9 million

In our view, valuations outside the Treasury sector are attractive. The shaky economy poses risks, but bond prices appear to reflect a more dismal scenario than we expect. Longer term, we believe risk spreads should become less widespread, enabling markets to price risk more appropriately. Specific US high yield securities may offer compelling relative value, but the potential for further fallout calls for caution. Near-term, we think the US dollar may have further downside potential, as non-Japanese Asian currencies continue to strengthen.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 Year	5 Years	10 Years	Since Registration(a)	Since Inception(a)
Loomis Sayles Investment Grade Fixed Income:Institutional
2.62%	8.92%	10.01%	8.85%	9.13%	10.25%
Lehman US Government/Credit Index(b)
5.71	8.35	4.62	6.12	6.51	6.88
Lipper BBB-Rated Funds Index(b)
1.69	3.52	5.02	5.30	5.78	6.48

Gross Expense Ratio (before reductions and reimbursements)*
Institutional: 0.53%
Net Expense Ratio (after reductions and reimbursements)*
Institutional 0.53%

* As stated in the most recent prospectus

CUMULATIVE PERFORMANCE

Registration to March 31, 2008(c)

Inception to March 31, 2008(c)

Data quoted reflects past performance and cannot guarantee future results. Average annual total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month end, please visit the Loomis Sayles website. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on Fund distributions or the redemption of shares. Periods of less than one year are not annualized. Performance data reflects certain fee reductions and reimbursements, if any, without which performance would be lower.

(a) Shares of the Fund were registered for offer and sale under the Securities Act of 1933 on March 7, 1997. In accordance with regulations, performance information is provided for the period beginning on March 7, 1997 (“Registration”). Performance from inception is also provided for the convenience of our long-term shareholders. Since index performance data is not available coincident with the Fund’s inception and registration dates, comparative performance is presented from the month end closest to the Fund’s inception and registration dates. (b) See page 15 for a description of the indices. (c) The mountain chart is based on the Fund’s minimum initial investment of $3,000,000.

WHAT YOU SHOULD KNOW

The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government. The Fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The Fund is subject to currency risk, which is the risk that fluctuations in exchange rates between the US dollar and foreign currencies may cause the value of a Fund’s investments to decline. The Fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment.

ADDITIONAL INFORMATION

Index Definitions

Indexes are unmanaged and do not have expenses that affect results, unlike mutual funds. Index returns are adjusted for the reinvestment of capital gain distributions and income dividends. It is not possible to invest directly in an index.

Lipper BBB-Rated Funds Index is an equally weighted index of typically the 30 largest mutual funds within the corporate debt funds BBB-rated investment objective.

Lipper Global Income Funds Index is an equally weighted index of typically the 30 largest mutual funds within the global income funds investment objective.

Lipper High Current Yield Funds Index is an equally weighted unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted unmanaged index of the 30 largest mutual funds within the intermediate investment grade debt funds investment objectives.

Lipper Treasury Inflation Protected Securities Funds Index is an equally weighted index of typically the 30 largest mutual funds within the treasury inflation protected securities funds investment objective.

Source: Lipper, Inc.

Lehman US Government/Credit Index includes treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) as well as other publicly issued investment grade corporate and foreign debentures that meet specified maturity, liquidity, and quality requirements.

Lehman US Government/Credit Intermediate Index includes securities which have a remaining maturity of 1-10 years and includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government), as well as other publicly issued investment grade corporate and non-corporate debentures that meet specified maturity, liquidity, and quality requirements.

Lehman Global Aggregate Bond Index covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.

Lehman US Treasury Inflation Protected Securities Index measures the performance of the inflation protected securities issued by the U.S. Treasury.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website, www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12 months ended June 30, 2007 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs, including redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other Fund expenses. These costs are described in more detail in each Fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each Class of shares shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2007 through March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table for each Class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles Bond Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$994.10	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.23

Retail Class
Actual	$1,000.00	$992.60	$4.73
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80

Admin Class
Actual	$1,000.00	$991.30	$5.97
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.64%, 0.95% and 1.20% for Institutional, Retail and Admin Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$1,001.30	$2.90
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.58%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Global Bond Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$1,068.60	$3.31
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.23

Retail Class
Actual	$1,000.00	$1,066.60	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.64% and 1.00% for the Institutional and Retail Class, respectively, multiplied by the average account value over the period multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Inflation Protected Securities Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$1,086.40	$2.09
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.40%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Institutional High Income Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$975.60	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.72%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Intermediate Duration Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$1,032.70	$2.03
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.40%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Investment Grade Fixed Income Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$1,026.20	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.53

*   Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) of 0.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT FOR LOOMIS SAYLES BOND FUND

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. The Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to Loomis, Sayles & Company, L.P., adviser to each of the Funds (the “Adviser”), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

At the June 2007 Board meeting, the Board of Trustees, including the Independent Trustees, authorized the extension of the Advisory Agreement for the Loomis Sayles Bond Fund (the “Loomis Sayles Bond Fund Agreement”) through November 30, 2007. At the meeting held in November 2007, the Board of Trustees approved the continuation of the Loomis Sayles Bond Fund Agreement through June 30, 2008, and approved an amendment to the advisory fee schedule to add a breakpoint in the advisory fee schedule of 1 basis point at $15 billion. In considering whether to approve the continuation of the Loomis Sayles Bond Fund Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. In considering the continuation of the Loomis Sayles Bond Fund Agreement in November 2007, the Trustees considered the information that had been provided to them in the spring in connection with their regularly scheduled consideration of the Agreements, updates to that information, and their discussions at such meetings. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Loomis Sayles Bond Fund Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. The Trustees recalled that at the June 2007 meeting, they considered the following factors: (1) the additional efforts required to manage the Fund’s portfolio in periods of rapid growth (including the need to identify additional portfolio securities for investment as the Fund’s assets grow), (2) the additional personnel and other resources needed in such efforts, (3) the possible effects of such cash inflows on the Fund’s ability to achieve attractive investment returns and (4) the benefits to the Fund of such net cash inflows and asset growth (including lower expense ratios). They also considered the administrative services provided by the Adviser’s affiliates to the Fund.

The Trustees also considered the benefits to Fund shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund’s respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis. With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement.

The Trustees also considered the Adviser’s performance and reputation generally, the Fund’s performance as a fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of its peer group and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees noted that the Fund has an expense cap in place, and they considered the amounts waived or reimbursed by the Adviser under the cap. The Trustees also noted that, effective July 1, 2007, management had reduced the expense cap for the Fund.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and that the Adviser had implemented an expense cap for the Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees charged to the Fund were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that the Fund was subject to an expense cap. The Trustees also considered that in connection with the June 2007 Board meeting, the Trustees received a report and presentation from management on the effect of recent growth in net assets of the Fund and the benefits of economies of scale realized and expected to be realized by the Fund (including decreases in the Fund’s expense ratio resulting from increase in assets). The Trustees also noted that at the June 2007 meeting, they had determined to approve the continuation of the Loomis Sayles Bond Fund Agreement for five months rather than a full year to allow further review of the growth of the Fund’s net assets and the effects of such growth on the Fund and the Adviser, and considered updated information on such growth. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Loomis Sayles Bond Fund Agreement and under a separate agreement covering administrative services

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Loomis Sayles Bond Fund Agreement should be continued through June 30, 2008.

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 88.3% of Net Assets

NON-CONVERTIBLE BONDS – 83.9%

ABS Credit Card – 0.0%
MBNA Credit Card Master Note Trust, 4.150%, 4/19/2010, Series 03A5	EUR	300,000	$461,741

Aerospace & Defense – 0.1%
Bombardier, Inc., 6.300%, 5/01/2014 144A		2,250,000	2,137,500
Bombardier, Inc., 7.350%, 12/22/2026	CAD	6,785,000	6,158,158
Bombardier, Inc., 7.450%, 5/01/2034, 144A		17,130,000	16,016,550

			24,312,208

Airlines – 1.4%
American Airlines, Inc., Series 1999-1, 7.324%, 4/15/2011		1,255,000	1,204,047
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011		2,251,517	2,175,528
Continental Airlines, Inc., Series 1997-4B, 6.900%, 1/02/2017		4,609,946	4,148,951
Continental Airlines, Inc., Series 1998-1, Class B, 6.748%, 3/15/2017		7,775,612	6,998,051
Continental Airlines, Inc., Series 1999-1B, 6.795%, 8/02/2018		4,300,766	3,870,689
Continental Airlines, Inc., Series 1999-1C, 6.954%, 8/02/2009		3,810,053	3,581,449
Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 3/15/2020		4,602,425	4,234,231
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/2/2019		7,201,340	6,733,253
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017		3,754,805	3,398,099
Continental Airlines, Inc., Series 96-A, Class B, 6.940%, 10/15/2013		335,683	325,613
Continental Airlines, Inc., Series 971A, 7.461%, 4/01/2015		7,968,815	7,410,998
Continental Airlines, Inc., Series A, 5.983%, 4/19/2022		20,785,000	18,517,564
Continental Airlines, Inc., Series B, 6.903%, 4/19/2022		20,255,000	16,912,925
Delta Air Lines, Inc., 6.821%, 8/10/2022, 144A		2,432,098	2,286,172
Delta Air Lines, Inc., 8.954%, 8/10/2014, 144A		45,181,831	42,019,103
Northwest Airlines, Inc., Series 07-1, 8.028%, 11/01/2017		37,035,000	34,812,900
Qantas Airways Ltd., 5.125%, 6/20/2013, 144A		2,000,000	2,110,824
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A		44,235,000	47,245,944
United Air Lines, Inc., 6.636%, 7/02/2022		22,024,559	20,482,840

			228,469,181

Automotive – 2.1%
Cummins, Inc., 6.750%, 2/15/2027		2,547,000	2,533,295
Cummins, Inc., 7.125%, 3/01/2028		3,000,000	2,960,526
FCE Bank PLC, Series EMTN, 7.125%, 1/16/2012	EUR	9,800,000	12,377,390
FCE Bank PLC, Series EMTN, 7.125%, 1/15/2013	EUR	6,550,000	8,169,236
Ford Motor Co., 6.375%, 2/01/2029		1,195,000	717,000
Ford Motor Co., 6.500%, 8/01/2018(b)		2,240,000	1,500,800
Ford Motor Co., 6.625%, 2/15/2028		500,000	305,000
Ford Motor Co., 6.625%, 10/01/2028		62,410,000	38,070,100

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Automotive – continued
Ford Motor Co., 7.125%, 11/15/2025		$1,940,000	$1,280,400
Ford Motor Co., 7.450%, 7/16/2031(b)		114,220,000	75,385,200
Ford Motor Co., 7.500%, 8/01/2026(b)		795,000	508,800
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010		64,398,000	55,945,634
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013(b)		13,075,000	10,198,748
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011		18,760,000	15,409,914
Ford Motor Credit Co. LLC, 7.375%, 10/28/2009		500,000	455,566
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010		1,320,000	1,150,957
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016(b)		18,970,000	14,849,811
Ford Motor Credit Co. LLC, 8.625%, 11/01/2010		29,945,000	26,090,959
Ford Motor Credit Co. LLC, 9.750%, 9/15/2010		2,150,000	1,915,162
Ford Motor Credit Co. LLC, Series EMTN, 4.875%, 1/15/2010	EUR	12,200,000	16,206,137
General Motors Corp., 7.250%, 7/03/2013(b)	EUR	2,805,000	3,498,428
General Motors Corp., 7.400%, 9/01/2025		9,790,000	6,559,300
General Motors Corp., 8.250%, 7/15/2023		73,625,000	51,537,500
General Motors Corp., 8.375%, 7/15/2033(b)		3,445,000	2,428,725
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028		5,641,000	4,597,415

			354,652,003

Banking – 5.0%
BAC Capital Trust VI, 5.625%, 3/08/2035		35,170,000	29,527,923
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	38,370,000,000	40,347,875
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	2,816,000,000	91,471,850
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	48,070,000,000	51,023,562
Barclays Financial LLC, Series EMTN, 4.100%, 3/22/2010, 144A	THB	247,000,000	8,017,776
BNP Paribas SA, Series EMTN, Zero Coupon Bond, 6/13/2011, 144A	IDR	273,109,870,000	21,302,867
HSBC Bank USA, Zero Coupon Bond, 4/18/2012, 144A	MYR	108,110,000	33,360,816
HSBC Bank USA, 3.310%, 8/25/2010, 144A		41,250,000	49,797,000
ICICI Bank Ltd., 6.375%, 4/30/2022, 144A(c)		12,345,000	10,616,638
JPMorgan Chase & Co., Zero Coupon Bond, 5/10/2010, 144A	BRL	241,667,000	109,791,080
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	699,525,000,000	55,999,997
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	248,433,920,000	19,869,316
JPMorgan Chase & Co., Zero Coupon Bond, 4/12/2012, 144A	IDR	599,419,948,660	42,092,890
JPMorgan Chase & Co., Series EMTN, Zero Coupon Bond, 6/08/2012, 144A	MYR	200,911,735	55,986,440
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	152,206,784,000	12,851,180
Kreditanstalt fuer Wiederaufbau, Series EMTN, 10.000%, 10/27/2008	ISK	743,300,000	9,759,707
Kreditanstalt Fuer Wiederaufbau, Series EMTN, 10.750%, 2/01/2010	ISK	95,000,000	1,242,670
Rabobank Nederland, Series EMTN, 12.500%, 2/17/2009	ISK	1,330,000,000	17,470,242

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
Rabobank Nederland, Series EMTN, 14.000%, 1/28/2009, 144A	ISK	13,545,000,000	$179,717,803

			840,247,632

Brokerage – 0.8%
Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018		545,000	465,237
Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015		1,445,000	1,356,481
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017		3,160,000	3,120,187
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018		24,770,000	25,597,095
Bear Stearns Cos., Inc. (The), Series MTN, 3.190%, 5/18/2010(c)		11,020,000	10,248,831
Merrill Lynch & Co., Inc., 10.710%, 3/08/2017(b)	BRL	100,000,000	50,720,921
Morgan Stanley, Series F, MTN, 6.625%, 4/01/2018		46,840,000	46,856,488

			138,365,240

Building Materials – 0.6%
Owens Corning, Inc., 6.500%, 12/01/2016		19,905,000	16,501,365
Owens Corning, Inc., 7.000%, 12/01/2036		48,860,000	35,330,519
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)		4,805,000	3,507,650
USG Corp., 6.300%, 11/15/2016		34,370,000	27,152,300
USG Corp., 8.000%, 1/15/2018		17,605,000	15,668,450

			98,160,284

Chemicals – 0.4%
Borden, Inc., 7.875%, 2/15/2023		29,454,000	18,261,480
Borden, Inc., 8.375%, 4/15/2016		2,785,000	1,893,800
Borden, Inc., 9.200%, 3/15/2021		11,255,000	7,540,850
Georgia Gulf Corp., 10.750%, 10/15/2016(b)		1,000,000	655,000
Hercules, Inc., 6.500%, 6/30/2029		19,619,000	15,695,200
Methanex Corp., 6.000%, 8/15/2015		10,555,000	10,238,350
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028		9,000,000	8,910,000
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018		9,095,000	9,276,900

			72,471,580

Construction Machinery – 0.3%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013(b)		3,590,000	3,284,850
Joy Global, Inc., 6.625%, 11/15/2036		1,975,000	1,831,177
Toro Co., 6.625%, 5/01/2037		27,030,000	28,567,169
United Rentals North America, Inc., 7.000%, 2/15/2014		17,850,000	14,012,250

			47,695,446

Consumer Cyclical Services – 0.8%
Western Union Co., 6.200%, 11/17/2036(b)		154,180,000	141,124,809

Containers & Packaging – 0.0%
Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014	EUR	750,000	1,124,859

Distributors – 0.0%
ONEOK, Inc., 6.000%, 6/15/2035		3,805,000	3,372,687

Electric – 3.6%
AES Corp., 7.750%, 3/01/2014(b)		4,875,000	4,905,469
AES Corp., 8.375%, 3/01/2011	GBP	1,990,000	3,894,163

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
Bruce Mansfield Unit, 6.850%, 6/01/2034		$95,735,000	$102,850,025
Cleveland Electric Illuminating Co. (The), 5.950%, 12/15/2036		54,070,000	46,587,469
Commonwealth Edison Co., 4.750%, 12/01/2011(e)		335,000	303,014
Dominion Resources, Inc., 5.950%, 6/15/2035		13,040,000	12,314,089
Dynegy Holdings, Inc., 7.125%, 5/15/2018		5,295,000	4,765,500
Dynegy Holdings, Inc., 7.625%, 10/15/2026		11,835,000	10,030,163
Dynegy Holdings, Inc., 7.750%, 6/01/2019		600,000	561,000
Dynegy Holdings, Inc., 8.375%, 5/01/2016(b)		2,000,000	1,980,000
Edison Mission Energy, 7.625%, 5/15/2027		23,200,000	21,808,000
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027(b)		11,581,000	12,755,545
Energy Future Holdings Corp., Series P, 5.550%, 11/15/2014		35,216,000	27,498,097
Enersis SA, 7.400%, 12/01/2016		4,250,000	4,593,230
ITC Holdings Corp., 5.875%, 9/30/2016, 144A		25,460,000	25,200,537
ITC Holdings Corp., 6.375%, 9/30/2036, 144A		37,955,000	34,682,937
MidAmerican Energy Holdings Co., 6.125%, 4/01/2036		6,540,000	6,321,145
MidAmerican Energy Holdings Co., 6.500%, 9/15/2037		54,485,000	54,603,505
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027(b)		23,775,000	20,387,062
Nisource Finance Corp., 6.400%, 3/15/2018		63,435,000	63,526,664
Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A		2,125,459	2,224,101
Quezon Power Philippines Co., 8.860%, 6/15/2017		6,181,875	6,243,694
Salton Sea Funding Corp., Series E, 8.300%, 5/30/2011		1,554,314	1,762,763
Salton Sea Funding Corp., Series F, 7.475%, 11/30/2018		218,038	252,606
Southern California Edison Co., 7.625%, 1/15/2010		2,000,000	2,126,400
SP Powerassets Ltd., 3.730%, 10/22/2010	SGD	1,000,000	753,284
Texas-New Mexico Power Co., 6.250%, 1/15/2009		1,000,000	1,019,289
Toledo Edison Co., 6.150%, 5/15/2037		13,195,000	11,684,674
TXU Corp., Series Q, 6.500%, 11/15/2024		139,336,000	98,939,428
TXU Corp., Series R, 6.550%, 11/15/2034		6,429,000	4,538,733
White Pine Hydro LLC, 6.310%, 7/10/2017(e)		9,175,000	8,997,730
White Pine Hydro LLC, 6.960%, 7/10/2037(e)		14,695,000	12,634,496
White Pine Hydro LLC, 7.260%, 7/20/2015(e)		5,000,000	5,126,985

			615,871,797

Entertainment – 0.7%
Six Flags, Inc., 9.625%, 6/01/2014(b)		11,190,000	6,322,350
Six Flags, Inc., 9.750%, 4/15/2013(b)		3,875,000	2,228,125
Time Warner, Inc., 6.500%, 11/15/2036		9,510,000	8,724,778
Time Warner, Inc., 6.625%, 5/15/2029		21,780,000	20,422,191
Time Warner, Inc., 6.950%, 1/15/2028		8,805,000	8,552,631
Time Warner, Inc., 7.625%, 4/15/2031		5,885,000	6,155,175
Time Warner, Inc., 7.700%, 5/01/2032		3,785,000	3,984,875
Viacom, Inc., Class B, 6.875%, 4/30/2036		55,225,000	53,179,245

			109,569,370

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Food & Beverage – 0.9%
Aramark Services, Inc., 5.000%, 6/01/2012		$2,115,000	$1,840,050
Corn Products International , Inc., 6.625%, 4/15/2037		31,590,000	33,166,941
Dole Food Co., Inc., 8.625%, 5/01/2009		6,900,000	6,003,000
Kraft Foods, Inc., 6.500%, 8/11/2017		45,310,000	46,485,749
Kraft Foods, Inc., 6.500%, 11/01/2031		14,990,000	14,080,407
Kraft Foods, Inc., 7.000%, 8/11/2037		36,870,000	36,865,465
Sara Lee Corp., 6.125%, 11/01/2032(b)		18,615,000	17,545,643

			155,987,255

Foreign Local Governments – 0.1%
Ontario Hydro, Zero Coupon Bond, 11/27/2020	CAD	1,507,000	841,480
Province of Alberta, 5.930%, 9/16/2016	CAD	18,999,126	20,492,847

			21,334,327

Government Guaranteed – 0.8%
Canada Housing Trust, 4.100%, 12/15/2008	CAD	130,265,000	128,239,544

Government Sponsored – 1.1%
Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(b)		32,925,000	34,930,165
Federal National Mortgage Association, 2.290%, 2/19/2009	SGD	145,900,000	106,626,406
Queensland Treasury Corp., 7.125%, 9/18/2017, 144A	NZD	60,170,000	46,568,016

			188,124,587

Healthcare – 4.7%
Boston Scientific Corp., 5.450%, 6/15/2014		3,710,000	3,403,925
Boston Scientific Corp., 6.400%, 6/15/2016		14,305,000	13,339,412
Boston Scientific Corp., 7.000%, 11/15/2035		22,132,000	19,254,840
Covidien International Finance, 6.000%, 10/15/2017, 144A		24,890,000	25,654,198
Covidien International Finance, 6.550%, 10/15/2037, 144A		25,070,000	25,622,543
HCA, Inc., 5.750%, 3/15/2014(b)		12,820,000	10,576,500
HCA, Inc., 6.250%, 2/15/2013		4,280,000	3,723,600
HCA, Inc., 6.300%, 10/01/2012(b)		2,500,000	2,225,000
HCA, Inc., 6.375%, 1/15/2015(b)		15,850,000	13,413,062
HCA, Inc., 6.500%, 2/15/2016(b)		63,515,000	53,511,387
HCA, Inc., 6.750%, 7/15/2013		3,040,000	2,690,400
HCA, Inc., 7.050%, 12/01/2027		24,130,000	17,595,210
HCA, Inc., 7.190%, 11/15/2015		10,645,000	9,056,063
HCA, Inc., 7.500%, 12/15/2023		21,830,000	17,140,851
HCA, Inc., 7.500%, 11/06/2033		19,830,000	15,318,675
HCA, Inc., 7.580%, 9/15/2025		17,200,000	13,463,180
HCA, Inc., 7.690%, 6/15/2025		60,098,000	47,630,430
HCA, Inc., 7.750%, 7/15/2036		9,766,000	7,499,126
HCA, Inc., 8.360%, 4/15/2024		31,104,000	25,818,839
Hospira, Inc., 6.050%, 3/30/2017		15,175,000	15,040,352
Medco Health Solutions, Inc., 7.125%, 3/15/2018		250,270,000	256,436,403
Owens & Minor, Inc., 6.350%, 4/15/2016		4,710,000	4,759,964
Tenet Healthcare Corp., 6.875%, 11/15/2031		23,328,000	16,329,600
Tenet Healthcare Corp., 9.250%, 2/01/2015(b)		560,000	523,600
WellPoint, Inc., 6.375%, 6/15/2037		191,190,000	171,396,290

			791,423,450

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare Insurance – 0.1%
CIGNA Corp., 6.150%, 11/15/2036		$20,530,000	$17,871,283

Home Construction – 1.5%
Centex Corp., 5.250%, 6/15/2015		5,110,000	3,960,250
D.R. Horton, Inc., 5.250%, 2/15/2015		70,845,000	58,801,350
D.R. Horton, Inc., 5.625%, 9/15/2014		7,235,000	6,149,750
D.R. Horton, Inc., 5.625%, 1/15/2016		26,345,000	21,998,075
D.R. Horton, Inc., 6.500%, 4/15/2016		1,975,000	1,757,750
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015(b)		6,430,000	4,308,100
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016(b)		19,270,000	13,007,250
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014(b)		6,249,000	4,218,075
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014(b)		4,050,000	2,733,750
K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016(b)		1,650,000	1,146,750
K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013(b)		2,865,000	1,518,450
K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012(b)		1,690,000	937,950
KB Home, 5.875%, 1/15/2015		895,000	774,175
Lennar Corp., 5.125%, 10/01/2010		3,495,000	3,040,650
Lennar Corp., 7.625%, 3/01/2009		5,245,000	5,035,200
Lennar Corp., Series B, 5.500%, 9/01/2014		18,630,000	14,158,800
Lennar Corp., Series B, 5.600%, 5/31/2015		8,112,000	6,002,880
Lennar Corp., Series B, 6.500%, 4/15/2016(b)		40,810,000	31,015,600
Pulte Homes, Inc., 5.200%, 2/15/2015		6,790,000	5,771,500
Pulte Homes, Inc., 6.000%, 2/15/2035(b)		63,520,000	48,910,400
Pulte Homes, Inc., 6.375%, 5/15/2033		17,205,000	13,419,900
Stanley-Martin Communities LLC, 9.750%, 8/15/2015		5,185,000	2,488,800
Toll Brothers Finance Corp., 5.150%, 5/15/2015(b)		7,935,000	7,177,200

			258,332,605

Independent Energy – 1.6%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		53,650,000	55,482,040
Anadarko Petroleum Corp., 6.450%, 9/15/2036		76,885,000	78,296,071
Chesapeake Energy Corp., 6.250%, 1/15/2017	EUR	5,925,000	8,465,448
Chesapeake Energy Corp., 6.500%, 8/15/2017		3,820,000	3,686,300
Chesapeake Energy Corp., 6.875%, 11/15/2020		13,805,000	13,390,850
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		40,310,000	40,612,325
Pioneer Natural Resources Co., 5.875%, 7/15/2016		10,275,000	9,357,576
Pioneer Natural Resources Co., 6.875%, 5/01/2018		2,125,000	2,013,414
Pioneer Natural Resources Co., 7.200%, 1/15/2028		6,665,000	5,793,491
Talisman Energy, Inc., 5.850%, 2/01/2037		12,155,000	10,657,091
Talisman Energy, Inc., 6.250%, 2/01/2038		32,435,000	29,882,820
XTO Energy, Inc., 6.100%, 4/01/2036		2,165,000	2,142,064
XTO Energy, Inc., 6.750%, 8/01/2037		11,225,000	12,005,620

			271,785,110

Industrial Other – 0.1%
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A		26,410,000	21,128,000

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Integrated Energy – 0.0%
PF Export Receivables Master Trust, 6.436%, 6/01/2015, 144A		$1,755,082	$1,842,836

Life Insurance – 0.5%
ASIF Global Financing XXVII, 2.380%, 2/26/2009, 144A	SGD	38,400,000	27,894,282
Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A		57,985,000	57,048,485

			84,942,767

Local Authorities – 1.6%
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011(b)	AUD	109,725,000	98,063,011
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046		183,475,000	166,446,685

			264,509,696

Media Cable – 2.2%
Comcast Corp., 5.500%, 3/15/2011		3,000,000	3,022,761
Comcast Corp., 5.650%, 6/15/2035		70,675,000	60,015,726
Comcast Corp., 6.450%, 3/15/2037		59,810,000	56,361,296
Comcast Corp., 6.500%, 11/15/2035		37,670,000	35,627,683
Comcast Corp., 6.950%, 8/15/2037		195,555,000	195,947,088
CSC Holdings, Inc., 7.875%, 2/15/2018		1,550,000	1,433,750
Shaw Communications, Inc., 5.700%, 3/02/2017	CAD	12,775,000	11,482,378
Virgin Media Finance PLC, 9.125%, 8/15/2016		500,000	447,500
Virgin Media Finance PLC, 9.750%, 4/15/2014	GBP	6,005,000	10,115,256

			374,453,438

Media Non-Cable – 0.9%
Clear Channel Communications, Inc., 4.900%, 5/15/2015		15,420,000	10,331,400
Clear Channel Communications, Inc., 5.500%, 9/15/2014		5,195,000	3,740,400
Clear Channel Communications, Inc., 5.500%, 12/15/2016(b)		16,180,000	10,678,800
Clear Channel Communications, Inc., 5.750%, 1/15/2013		2,080,000	1,653,600
Clear Channel Communications, Inc., 6.875%, 6/15/2018		1,095,000	793,875
News America, Inc., 6.150%, 3/01/2037		64,380,000	60,815,408
News America, Inc., 6.200%, 12/15/2034		17,665,000	16,823,828
News America, Inc., 6.400%, 12/15/2035		29,275,000	28,411,944
R.H. Donnelley Corp., 8.875%, 10/15/2017, 144A		3,564,000	2,227,500
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013		4,713,000	2,874,930
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013		1,645,000	1,003,450
R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016		927,000	586,327
Tribune Co., 5.250%, 8/15/2015(b)		41,550,000	15,996,750

			155,938,212

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Metals & Mining – 0.3%
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A		$13,180,000	$11,400,700
Newmont Mining Corp., 5.875%, 4/01/2035		5,621,000	4,614,296
OI European Group BV, 6.875%, 3/31/2017 144A	EUR	2,050,000	3,042,249
United States Steel Corp., 6.050%, 6/01/2017		9,420,000	8,713,236
United States Steel Corp., 6.650%, 6/01/2037		7,095,000	5,997,425
United States Steel Corp., 7.000%, 2/01/2018(b)		22,600,000	22,075,589

			55,843,495

Mortgage Related – 0.0%
Federal Home Loan Mortgage Corp., 5.000%, 12/01/2031		374,632	374,746

Non-Captive Consumer – 4.1%
American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017		305,415,000	298,474,139
Countrywide Financial Corp., Series A, MTN, 2.849%, 12/19/2008(c)		5,670,000	5,188,050
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011		16,188,000	14,437,235
Residential Capital LLC, 8.125%, 11/21/2008(b)(c)		1,280,000	883,200
Residential Capital LLC, 8.375%, 6/30/2010(b)(c)		5,670,000	2,849,175
Residential Capital LLC, 8.375%, 5/17/2013(c)	GBP	57,435,000	49,015,018
Residential Capital LLC, 8.500%, 6/01/2012(c)		3,905,000	1,913,450
Residential Capital LLC, 8.500%, 4/17/2013(c)		165,035,000	80,041,975
Residential Capital LLC, 8.875%, 6/30/2015(b)(c)		16,635,000	8,067,975
Residential Capital LLC, Series EMTN, 9.875%, 7/01/2014(c)	GBP	25,920,000	22,120,123
SLM Corp., 4.000%, 1/15/2010		10,300,000	8,656,635
SLM Corp., 6.500%, 6/15/2010	NZD	1,010,000	693,207
SLM Corp., Series A, 5.000%, 6/15/2018		22,293,000	15,939,495
SLM Corp., Series A, 5.375%, 5/15/2014		28,800,000	21,613,536
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		68,150,000	51,296,573
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		53,696,000	38,259,528
SLM Corp., Series A, MTN, 5.375%, 1/15/2013		26,940,000	21,013,200
SLM Corp., Series EMTN, 4.750%, 3/17/2014	EUR	3,300,000	3,377,716
SLM Corp., Series MTN, 5.050%, 11/14/2014		27,310,000	19,861,908
SLM Corp., Series MTN, 5.625%, 8/01/2033		38,535,000	26,685,487

			690,387,625

Non-Captive Diversified – 7.2%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015		8,278,000	6,191,812
CIT Group, Inc., 4.250%, 3/17/2015	EUR	28,320,000	26,319,623
CIT Group, Inc., 5.000%, 2/13/2014		5,895,000	4,639,094
CIT Group, Inc., 5.000%, 2/01/2015(b)		270,000	211,501
CIT Group, Inc., 5.125%, 9/30/2014(b)		13,385,000	10,306,450
CIT Group, Inc., 5.400%, 1/30/2016		280,000	221,569
CIT Group, Inc., 5.500%, 12/01/2014	GBP	28,635,000	35,058,889
CIT Group, Inc., 5.600%, 4/27/2011(b)		10,435,000	8,416,850
CIT Group, Inc., 5.650%, 2/13/2017		1,120,000	868,501
CIT Group, Inc., 5.800%, 10/01/2036(b)		1,130,000	879,339
CIT Group, Inc., 6.000%, 4/01/2036		500,000	380,000
CIT Group, Inc., 7.625%, 11/30/2012(b)		342,170,000	284,389,463

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
CIT Group, Inc., Series EMTN, 3.800%, 11/14/2012	EUR	21,000,000	$20,124,675
CIT Group, Inc., Series EMTN, 4.650%, 9/19/2016	EUR	18,350,000	17,348,795
CIT Group, Inc., Series EMTN, 5.500%, 12/20/2016	GBP	13,450,000	16,653,894
CIT Group, Inc., Series GMTN, 4.250%, 9/22/2011	EUR	25,450,000	25,765,728
CIT Group, Inc., Series GMTN, 5.000%, 5/13/2014	EUR	3,500,000	3,536,790
General Electric Capital Corp., 6.500%, 9/28/2015	NZD	266,148,000	193,422,615
General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012	SGD	150,000,000	110,827,491
General Electric Capital Corp., Series EMTN, 1.725%, 6/27/2008	SGD	4,250,000	3,088,082
General Electric Capital Corp., Series EMTN, 6.750%, 9/26/2016	NZD	89,945,000	66,773,471
General Electric Capital Corp., Series GMTN, 2.960%, 5/18/2012	SGD	5,400,000	3,933,151
GMAC Canada Ltd., Series EMTN, 6.625%, 12/17/2010	GBP	500,000	793,860
GMAC LLC, 5.625%, 5/15/2009(b)		2,040,000	1,859,060
GMAC LLC, 6.000%, 12/15/2011		80,850,000	60,434,809
GMAC LLC, 6.625%, 5/15/2012		32,245,000	24,392,762
GMAC LLC, 6.750%, 12/01/2014		48,351,000	34,218,051
GMAC LLC, 6.875%, 9/15/2011		8,945,000	6,846,181
GMAC LLC, 6.875%, 8/28/2012		6,680,000	5,076,332
GMAC LLC, 7.000%, 2/01/2012		16,765,000	12,749,430
GMAC LLC, 8.000%, 11/01/2031		57,598,000	41,280,026
GMAC LLC, Series EMTN, 5.375%, 6/06/2011	EUR	52,640,000	57,504,488
International Lease Finance Corp., 6.375%, 3/25/2013		29,315,000	29,292,398
iStar Financial, Inc., 5.150%, 3/01/2012		36,565,000	27,058,100
iStar Financial, Inc., 5.375%, 4/15/2010(b)		6,905,000	5,454,950
iStar Financial, Inc., 5.500%, 6/15/2012		2,180,000	1,613,200
iStar Financial, Inc., 5.650%, 9/15/2011		27,725,000	21,071,000
iStar Financial, Inc., Series REGS, 5.700%, 3/01/2014		5,855,000	4,215,600
iStar Financial, Inc., 5.800%, 3/15/2011		5,305,000	4,137,900
iStar Financial, Inc., 5.850%, 3/15/2017		2,060,000	1,421,400
iStar Financial, Inc., 5.875%, 3/15/2016		10,480,000	7,336,000
iStar Financial, Inc., 6.050%, 4/15/2015		5,110,000	3,628,100
iStar Financial, Inc., Series B, 5.125%, 4/01/2011		2,330,000	1,794,100
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		36,460,000	26,615,800
Prologis, 5.625%, 11/15/2015		2,660,000	2,427,960
Prologis, 5.750%, 4/01/2016		2,170,000	1,992,314
Simon Property Group LP, 5.750%, 12/01/2015		3,450,000	3,281,871

			1,225,853,475

Non-Captive Finance – 0.0%
Toll Corp., 8.250%, 12/01/2011		5,550,000	5,050,500

Oil Field Services – 0.2%
North American Energy Partners, Inc., 8.750%, 12/01/2011		12,530,000	12,404,700

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Oil Field Services – continued
Weatherford International Ltd., 6.500%, 8/01/2036		$20,375,000	$19,412,730

			31,817,430

Packaging – 0.1%
Owens-Illinois, Inc., 7.800%, 5/15/2018		23,567,000	23,331,330

Paper – 1.2%
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018		11,675,000	5,137,000
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028		14,820,000	6,076,200
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029(b)		4,215,000	1,917,825
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030(b)		47,185,000	20,997,325
Avenor, Inc., 10.850%, 11/30/2014	CAD	450,000	219,588
Bowater, Inc., 6.500%, 6/15/2013		3,880,000	2,560,800
Georgia-Pacific Corp., 7.250%, 6/01/2028		25,782,000	21,012,330
Georgia-Pacific Corp., 7.375%, 12/01/2025(b)		31,207,000	25,901,810
Georgia-Pacific Corp., 7.700%, 6/15/2015		95,000	89,300
Georgia-Pacific Corp., 7.750%, 11/15/2029		80,700,000	67,788,000
Georgia-Pacific Corp., 8.000%, 1/15/2024(b)		21,284,000	18,729,920
Georgia-Pacific LLC, 8.875%, 5/15/2031(b)		27,237,000	24,240,930
International Paper Co., 4.250%, 1/15/2009		2,000,000	1,999,288
Jefferson Smurfit Corp., 7.500%, 6/01/2013(b)		4,990,000	4,291,400

			200,961,716

Pharmaceuticals – 2.0%
Astrazeneca PLC, 6.450%, 9/15/2037		228,855,000	245,557,753
Elan Financial PLC, 7.750%, 11/15/2011		65,746,000	61,143,780
Elan Financial PLC, 8.875%, 12/01/2013		41,925,000	39,409,500

			346,111,033

Pipelines – 2.2%
Colorado Interstate Gas Co., 5.950%, 3/15/2015		1,099,000	1,087,896
Colorado Interstate Gas Co., 6.800%, 11/15/2015		3,670,000	3,783,796
DCP Midstream LP, 6.450%, 11/03/2036, 144A		27,200,000	25,573,086
El Paso Corp., 6.950%, 6/01/2028		11,959,000	11,181,641
El Paso Corp., 7.420%, 2/15/2037		2,045,000	1,994,223
El Paso Corp., 7.750%, 1/15/2032		1,500,000	1,540,553
El Paso Corp., 7.800%, 8/01/2031		1,000,000	1,026,739
Energy Transfer Partners LP, 6.125%, 2/15/2017		7,325,000	7,126,976
Energy Transfer Partners LP, 6.625%, 10/15/2036		14,235,000	13,200,286
Enterprise Products Operating LP, 6.300%, 9/15/2017		25,030,000	25,152,647
Kinder Morgan Energy Partners LP, 5.800%, 3/15/2035		778,000	658,060
Kinder Morgan Finance, 5.700%, 1/05/2016		14,160,000	13,416,600
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015		16,530,000	15,207,600
NGPL Pipeco LLC, 7.119%, 12/15/2017, 144A		117,630,000	121,681,177
ONEOK Partners LP, 6.650%, 10/01/2036		12,495,000	12,058,025
Plains All American Pipeline LP, 6.125%, 1/15/2017		28,845,000	29,321,289
Plains All American Pipeline LP, 6.650%, 1/15/2037		62,130,000	58,857,116
Southern Natural Gas Co., 7.350%, 2/15/2031		4,695,000	4,808,483

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pipelines – continued
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(b)		$7,900,000	$7,871,599
Williams Cos., Inc., 7.500%, 1/15/2031		13,985,000	14,579,362

			370,127,154

Property & Casualty Insurance – 1.1%
Allstate Corp., 5.950%, 4/01/2036		7,745,000	6,925,703
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014		46,320,000	44,749,613
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		34,729,000	34,002,365
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033		49,522,000	41,521,077
MBIA Insurance Corp., 14.000%, 1/15/2033, 144A(b)(c)		3,570,000	3,498,600
St. Paul Travelers Co., Inc., 6.750%, 6/20/2036		6,850,000	6,787,466
Travelers Cos., Inc., 6.250%, 6/15/2037		42,880,000	39,745,601
Travelers Property Casualty Corp., 6.375%, 3/15/2033(b)		1,000,000	969,048
Willis North America, Inc., 6.200%, 3/28/2017		12,000,000	11,975,352

			190,174,825

Railroads – 0.4%
Canadian Pacific Railway Ltd., 5.950%, 5/15/2037		13,985,000	11,598,012
CSX Corp., 6.000%, 10/01/2036(b)		46,468,000	40,003,558
CSX Corp., 6.250%, 3/15/2018		5,000,000	4,934,375
Missouri Pacific Railroad Co., 5.000%, 1/01/2045		7,804,000	5,072,600

			61,608,545

Real Estate Investment Trusts – 0.5%
Camden Property Trust, 5.700%, 5/15/2017		18,425,000	15,953,618
Colonial Realty LP, 6.050%, 9/01/2016		3,980,000	3,262,028
Duke Realty LP, 5.950%, 2/15/2017		5,705,000	4,947,387
ERP Operating LP, 5.125%, 3/15/2016		4,675,000	4,050,041
First Industrial LP, 5.950%, 5/15/2017		7,750,000	6,705,471
Highwoods Properties, Inc., 5.850%, 3/15/2017		56,685,000	48,420,157
Highwoods Properties, Inc., 7.500%, 4/15/2018		5,640,000	5,249,114

			88,587,816

Restaurants – 0.0%
McDonald’s Corp., 3.628%, 10/10/2010	SGD	3,750,000	2,826,341

Retailers – 3.4%
Dillard’s, Inc., 6.625%, 1/15/2018		1,920,000	1,440,000
Dillard’s, Inc., 7.000%, 12/01/2028		4,255,000	2,882,762
Dillard’s, Inc., 7.130%, 8/01/2018		1,740,000	1,348,500
Dillard’s, Inc., 7.750%, 7/15/2026		7,182,000	5,314,680
Dillard’s, Inc., 7.750%, 5/15/2027		1,000,000	740,000
Foot Locker, Inc., 8.500%, 1/15/2022		14,269,000	12,556,720
Home Depot, Inc., 5.875%, 12/16/2036		147,327,000	120,273,048
J.C. Penney Co., Inc., Senior Note, 6.375%, 10/15/2036		95,983,000	81,568,945
J.C. Penney Corp., Inc., 5.750%, 2/15/2018		5,145,000	4,750,337
J.C. Penney Corp., Inc., 7.125%, 11/15/2023		1,933,000	2,007,096
Lowes Cos., Inc., 6.650%, 9/15/2037		55,705,000	55,845,711
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		28,840,000	22,836,637
Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027		11,098,000	9,104,522

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Retailers – continued
Macy’s Retail Holdings, Inc., 6.900%, 4/01/2029		$5,133,000		$4,343,832
Marks & Spencer PLC, 7.125%, 12/01/2037, 144A		9,245,000		8,343,612
Target Corp., 7.000%, 1/15/2038		210,010,000		215,860,459
Toys R Us, Inc., 7.375%, 10/15/2018(b)		36,290,000		25,130,825
Toys R Us, Inc., 7.875%, 4/15/2013(b)		11,255,000		8,441,250

				582,788,936

Sovereigns – 11.4%
Canadian Government, 4.000%, 6/01/2016	CAD	35,000,000		35,765,843
Canadian Government, 4.250%, 9/01/2008	CAD	225,630,000		221,402,941
Canadian Government, 4.250%, 12/01/2008	CAD	474,235,000		467,226,237
Canadian Government, 4.250%, 9/01/2009	CAD	73,725,000		73,434,108
Canadian Government, 5.750%, 6/01/2033(b)	CAD	48,845,000		61,193,180
Canadian Government, Series WH31, 6.000%, 6/01/2008(b)	CAD	58,550,000		57,406,323
Indonesia Treasury Bond, 9.500%, 7/15/2023	IDR	10,000,000,000		895,874
Indonesia Treasury Bond, 10.250%, 7/15/2027	IDR	25,000,000,000		2,330,535
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	145,156,000,000		13,883,962
Indonesia Treasury Bond, Series ZC3, Zero Coupon Bond, 11/20/2012	IDR	378,003,000,000		25,730,034
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	4,585,000	(††)	44,537,107
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	42,372,800	(††)	414,501,159
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	10,500,000	(††)	104,982,735
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	165,565,000		151,882,962
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	87,640,000		77,647,291
Republic of Brazil, 8.875%, 4/15/2024		32,625,000		40,455,000
Republic of Brazil, 10.250%, 1/10/2028(b)	BRL	96,195,000		51,038,665
Republic of Brazil, 12.500%, 1/05/2016(b)	BRL	17,305,000		10,590,893
Republic of Brazil, 12.500%, 1/05/2022	BRL	114,735,000		70,945,162

				1,925,850,011

Supermarkets – 0.8%
Albertson’s, Inc., 6.625%, 6/01/2028		17,485,000		14,875,031
Albertson’s, Inc., 7.450%, 8/01/2029		100,465,000		92,508,775
Albertson’s, Inc., 7.750%, 6/15/2026		20,515,000		19,345,891
Albertson’s, Inc., 8.000%, 5/01/2031		9,680,000		9,227,557
Albertson’s, Inc., 8.700%, 5/01/2030		2,995,000		3,005,462

				138,962,716

Supranational – 3.6%
Eurofima, Series EMTN, 10.000%, 11/03/2008	ISK	557,100,000		7,296,469
Eurofima, Series EMTN, 11.000%, 2/05/2010	ISK	290,000,000		3,862,519
European Investment Bank, Zero Coupon Bond, 9/12/2008, 144A	BRL	10,732,465		5,796,522
European Investment Bank, Zero Coupon Bond, 3/10/2021	AUD	148,280,000		57,814,472
European Investment Bank, 4.600%, 1/30/2037, 144A	CAD	200,000,000		188,572,264

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Supranational – continued
Inter-American Development Bank, Series EMTN, Zero Coupon Bond, 5/11/2009	BRL	297,000,000	$142,855,189
Inter-American Development Bank, Series EMTN, 6.000%, 12/15/2017(b)	NZD	184,525,000	130,534,281
Nordic Investment Bank, 13.000%, 9/12/2008	ISK	5,343,100,000	70,117,386
Nordic Investment Bank, Series EMTN, 11.250%, 4/16/2009	ISK	89,400,000	1,175,378

			608,024,480

Technology – 2.5%
Affiliated Computer Services, Inc., 5.200%, 6/01/2015		115,000	95,737
Agilent Technologies, Inc., 6.500%, 11/01/2017		57,300,000	57,498,373
Amkor Technology, Inc., 7.125%, 3/15/2011(b)		8,785,000	8,257,900
Amkor Technology, Inc., 7.750%, 5/15/2013(b)		11,745,000	10,717,312
Arrow Electronics, Inc., 6.875%, 7/01/2013		14,165,000	15,086,660
Arrow Electronics, Inc., 6.875%, 6/01/2018		5,000,000	5,156,015
Avnet, Inc., 5.875%, 3/15/2014		36,145,000	37,385,460
Avnet, Inc., 6.000%, 9/01/2015		50,685,000	50,806,239
Avnet, Inc., 6.625%, 9/15/2016		15,225,000	15,715,626
Corning, Inc., 5.900%, 3/15/2014(b)		9,330,000	9,783,485
Corning, Inc., 6.200%, 3/15/2016		5,155,000	5,350,426
Corning, Inc., 6.850%, 3/01/2029		10,321,000	10,516,325
Corning, Inc., 7.250%, 8/15/2036		5,645,000	6,089,250
Equifax, Inc., 7.000%, 7/01/2037		19,270,000	17,209,440
Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)		30,004,000	20,252,700
Lucent Technologies, Inc., 6.450%, 3/15/2029(b)		66,137,000	47,287,955
Lucent Technologies, Inc., 6.500%, 1/15/2028		2,216,000	1,584,440
Motorola, Inc., 5.220%, 10/01/2097		13,750,000	7,413,725
Motorola, Inc., 6.500%, 9/01/2025		10,200,000	8,375,883
Motorola, Inc., 6.500%, 11/15/2028(b)		16,280,000	12,701,705
Motorola, Inc., 6.625%, 11/15/2037		16,075,000	12,433,000
Nortel Networks Corp., 1.750%, 4/15/2012, 144A		1,045,000	705,375
Nortel Networks Corp., 6.875%, 9/01/2023		18,222,000	11,206,530
Nortel Networks Ltd., 10.125%, 7/15/2013		22,825,000	20,884,875
Northern Telecom Capital Corp., 7.875%, 6/15/2026		12,035,000	7,521,875
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		5,060,000	5,505,735
Xerox Capital Trust I, 8.000%, 2/01/2027		25,440,000	25,112,155
Xerox Corp., 7.200%, 4/01/2016		615,000	657,699

			431,311,900

Textile – 0.0%
Kellwood Co., 7.625%, 10/15/2017(e)		11,070,000	7,195,500

Tobacco – 0.5%
Reynolds American, Inc., 6.750%, 6/15/2017		71,085,000	71,899,847
Reynolds American, Inc., 7.250%, 6/15/2037		17,990,000	17,808,409

			89,708,256

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Transportation Services – 0.7%
APL Ltd., 8.000%, 1/15/2024(e)		$19,894,000	$16,163,875
Atlas Air, Inc., Series 1999-1A, 6.880%, 7/02/2009		1,153,157	1,130,094
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(g)		18,164,300	19,980,729
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011(g)		15,689,997	15,533,097
Atlas Air, Inc., Series 2000-1, 9.702%, 7/02/2011(g)		201,720	197,685
Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 1/02/2014(g)		9,260,147	11,019,575
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(g)		39,925,752	46,313,872
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)		6,552,024	5,634,741

			115,973,668

Treasuries – 3.0%
U.S. Treasury Bonds, 4.500%, 2/15/2036(b)		218,105,000	225,312,716
U.S. Treasury Bonds, 5.375%, 2/15/2031(b)		245,380,000	283,797,183

			509,109,899

Wireless – 1.5%
ALLTEL Corp., 6.500%, 11/01/2013		2,880,000	2,116,800
ALLTEL Corp., 6.800%, 5/01/2029		10,985,000	7,030,400
ALLTEL Corp., 7.000%, 7/01/2012		32,740,000	26,192,000
ALLTEL Corp., 7.000%, 3/15/2016(b)		3,125,000	2,250,000
ALLTEL Corp., 7.875%, 7/01/2032(b)		92,074,000	60,768,840
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		11,305,000	8,704,850
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		5,780,000	4,566,200
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		37,140,000	27,483,600
Philippine Long Distance Telephone Co., 11.375%, 5/15/2012		925,000	1,112,312
Rogers Wireless, Inc., 6.375%, 3/01/2014		1,895,000	1,878,819
Rogers Wireless, Inc., 7.625%, 12/15/2011(b)	CAD	6,990,000	7,523,554
Sprint Capital Corp., 6.875%, 11/15/2028		42,331,000	31,536,595
Sprint Capital Corp., 6.900%, 5/01/2019		23,405,000	18,431,437
Sprint Nextel Corp., 6.000%, 12/01/2016		15,184,000	11,805,560
True Move Co. Ltd., 10.750%, 12/16/2013, 144A		36,610,000	34,413,400
Vodafone Group PLC, 6.150%, 2/27/2037(b)		2,655,000	2,474,715

			248,289,082

Wirelines – 5.3%
AT&T Corp., 6.500%, 3/15/2029		27,859,000	26,982,667
AT&T, Inc., 6.150%, 9/15/2034		14,755,000	14,172,635
AT&T, Inc., 6.500%, 9/01/2037		152,250,000	150,604,482
Bell Canada, 5.000%, 2/15/2017	CAD	7,738,000	5,897,224
Bell Canada, 6.550%, 5/01/2029, 144A	CAD	5,790,000	4,262,415
Bell Canada, 7.300%, 2/23/2032	CAD	11,405,000	9,088,778
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	45,500,000	32,436,675
BellSouth Corp., 6.000%, 11/15/2034(b)		26,970,000	25,326,098
Embarq Corp., 7.995%, 6/01/2036		8,735,000	7,977,300
GTE Corp., 6.940%, 4/15/2028		11,700,000	11,809,594
Koninklijke (Royal) KPN NV, 8.375%, 10/01/2030		10,505,000	12,020,756

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
Koninklijke (Royal) KPN NV, Series EMTN, 5.750%, 3/18/2016	GBP	1,600,000	$2,948,397
Koninklijke (Royal) KPN NV, Series GMTN, 4.000%, 6/22/2015	EUR	2,750,000	3,782,800
Level 3 Financing, Inc., 8.750%, 2/15/2017		43,605,000	33,139,800
Level 3 Financing, Inc., 9.250%, 11/01/2014(b)		17,580,000	14,371,650
New England Telephone & Telegraph, 7.875%, 11/15/2029		2,740,000	3,003,793
Qwest Capital Funding, Inc., 6.375%, 7/15/2008		919,000	916,703
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		29,990,000	24,291,900
Qwest Capital Funding, Inc., 6.875%, 7/15/2028(b)		66,907,000	52,521,995
Qwest Capital Funding, Inc., 7.625%, 8/03/2021(b)		15,025,000	12,696,125
Qwest Capital Funding, Inc., 7.750%, 2/15/2031(b)		40,120,000	33,700,800
Qwest Corp., 6.875%, 9/15/2033		23,425,000	18,740,000
Qwest Corp., 7.200%, 11/10/2026		1,505,000	1,267,963
Qwest Corp., 7.250%, 9/15/2025		9,920,000	8,630,400
Qwest Corp., 7.500%, 6/15/2023		4,455,000	3,886,987
Telecom Italia Capital, 6.000%, 9/30/2034		30,915,000	26,128,925
Telecom Italia Capital, 6.375%, 11/15/2033		26,400,000	23,083,553
Telefonica Emisiones SAU, 7.045%, 6/20/2036		174,550,000	182,500,403
Telus Corp., 4.950%, 3/15/2017	CAD	45,415,000	40,978,581
Verizon Communications, 5.850%, 9/15/2035		87,716,000	79,905,153
Verizon Maryland, Inc., 5.125%, 6/15/2033		10,290,000	8,242,033
Verizon New York, Inc., Series B, 7.375%, 4/01/2032(b)		17,475,000	18,266,880

			893,583,465

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $14,430,587,302)			14,255,665,891

CONVERTIBLE BONDS – 3.5%

Healthcare – 0.1%
Invitrogen Corp., 1.500%, 2/15/2024		14,480,000	14,697,200

Independent Energy – 0.0%
Devon Energy Corp., 4.900%, 8/15/2008(b)		1,400,000	2,233,000
Devon Energy Corp., 4.950%, 8/15/2008(b)		2,600,000	4,147,000

			6,380,000

Industrial Other – 0.2%
Incyte Corp., 3.500%, 2/15/2011(b)		24,551,000	26,116,126

Media Non-Cable – 0.1%
Liberty Media LLC, 3.500%, 1/15/2031		10,195,931	7,124,407
Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(d)		4,048,000	3,683,680

			10,808,087

Non-Captive Consumer – 0.2%
Countrywide Financial Corp., Series A, 0.758%, 4/15/2037(b)(c)		11,242,000	9,949,170

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Consumer – continued
Countrywide Financial Corp., Series B, 0.815%, 5/15/2037(c)	$33,004,000	$28,218,420

		38,167,590

Non-Captive Diversified – 0.3%
iStar Financial, Inc., 5.229%, 10/01/2012(b)(c)	60,445,000	42,523,057

Pharmaceuticals – 0.9%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024	7,122,000	3,561,000
Human Genome Sciences, Inc., 2.250%, 8/15/2012	36,215,000	26,255,875
Nektar Therapeutics, 3.250%, 9/28/2012	26,120,000	20,177,700
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008	38,828,000	38,682,395
Valeant Pharmaceuticals International, 3.000%, 8/16/2010	34,125,000	31,053,750
Valeant Pharmaceuticals International, 4.000%, 11/15/2013(b)	33,914,000	28,191,012
Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013(b)	11,035,000	13,159,238

		161,080,970

Real Estate Investment Trusts – 0.1%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	26,530,000	22,218,875

Technology – 0.5%
Avnet, Inc., 2.000%, 3/15/2034(b)	18,780,000	21,127,500
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008	10,920,000	10,210,200
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	8,485,000	5,854,650
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	5,805,000	4,585,950
Maxtor Corp., 5.750%, 3/01/2012(e)	9,352,000	8,790,880
Nortel Networks Corp., 2.125%, 4/15/2014, 144A	44,934,000	27,915,247
Nortel Networks Corp., 4.250%, 9/01/2008	4,109,000	4,057,638
Richardson Electronics Ltd., 7.750%, 12/15/2011	395,000	363,400

		82,905,465

Textile – 0.1%
Dixie Yarns, Inc., 7.000%, 5/15/2012	165,000	154,275
Kellwood Co., (Step to 0.000% on 6/15/2011), 3.500%, 6/15/2034(d)	18,615,000	18,708,075

		18,862,350

Transportation Services – 0.0%
Builders Transportation, Inc., 8.000%, 8/15/2005(f)	1,000,000	—
Preston Corp., 7.000%, 5/01/2011	750,000	710,783

		710,783

Wireless – 0.1%
Nextel Communications, Inc., 5.250%, 1/15/2010	3,505,000	3,215,837
NII Holdings, Inc., 3.125%, 6/15/2012(b)	17,260,000	13,700,125

		16,915,962

Wirelines – 0.9%
Level 3 Communications, Inc., 2.875%, 7/15/2010	41,240,000	28,816,450
Level 3 Communications, Inc., 3.500%, 6/15/2012(b)	46,770,000	32,037,450
Level 3 Communications, Inc., 5.250%, 12/15/2011	19,145,000	15,028,825
Level 3 Communications, Inc., 6.000%, 9/15/2009(b)	39,230,000	34,816,625
Level 3 Communications, Inc., 6.000%, 3/15/2010(b)	43,124,000	34,822,630

		145,521,980

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

TOTAL CONVERTIBLE BONDS
(Identified Cost $637,988,591)		$586,908,445

MUNICIPALS – 0.9%

Alabama – 0.0%
Alabama Public School & College Authority (Capital Improvement), 4.500%, 12/01/2026	$4,640,000	4,382,666

California – 0.4%
San Diego Unified School District (Election 1998), 4.500%, 7/01/2029, Series F-1 (FSA insured)	4,870,000	4,530,269
San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), 3.750%, 8/01/2028, Series C	2,165,000	1,802,211
San Jose Redevelopment Agency Tax Allocation (Merged Area), 3.750%, 8/01/2028, Series C (MBIA insured)	5,425,000	4,290,687
State of California, 4.500%, 8/01/2027 (AMBAC insured)	7,340,000	6,847,559
State of California, 4.500%, 8/01/2030 (AMBAC insured)	5,945,000	5,380,106
State of California, 4.500%, 8/01/2030	5,140,000	4,623,430
State of California, 4.500%, 10/01/2029	20,455,000	18,458,592
State of California (Various Purpose), 3.250%, 12/01/2027 (MBIA insured)	3,805,000	2,854,016
State of California (Various Purpose), 4.500%, 12/01/2033 (AMBAC insured)	17,945,000	16,031,166
University of California Regents Medical Center, 4.750%, 5/15/2031, Series A (MBIA Insured)	1,260,000	1,203,754

		66,021,790

District Of Columbia – 0.0%
District of Columbia, 4.750%, 6/01/2036, Series A (FGIC insured)	4,640,000	4,264,067

Florida – 0.0%
Florida State Turnpike Authority (Department of Transportation), 3.500%, 7/01/2027, Series A (MBIA insured)	4,640,000	3,638,549

Illinois – 0.1%
Chicago Board of Education, 4.750%, 12/01/2031, Series B (FSA insured)	8,020,000	7,678,749
Chicago O’Hare International Airport, 4.500%, 1/01/2038, Series A (FSA insured)	2,440,000	2,220,424

		9,899,173

Louisiana – 0.0%
State of Louisiana, 3.250%, 5/01/2026, Series C (FSA insured)	4,640,000	3,457,125

Massachusetts – 0.0%
Massachusetts School Building Authority, 4.750%, 8/15/2032, Series A (AMBAC insured)	4,645,000	4,450,653

Michigan – 0.1%
Grosse Pointe Public School System, 3.000%, 5/01/2027 (FGIC insured)	2,800,000	1,978,200
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034	21,965,000	21,333,946

		23,312,146

	Principal Amount (‡)	Value (†)

MUNICIPALS – continued
Nebraska – 0.1%
Omaha Public Power District, 4.500%, 2/01/2034, Series AA (FGIC insured)	$11,595,000	$10,414,629

Ohio – 0.1%
Buckeye Ohio Tobacco Settlement, Series A-2, 5.875%, 6/01/2047	10,390,000	9,141,953

Texas – 0.1%
County of Harris TX, 4.500%, 10/01/2031, Series B	13,125,000	11,780,212

Wisconsin – 0.0%
Green Bay Wisconsin Water System Revenue, 3.500%, 11/01/2029 (FSA insured)	3,415,000	2,642,015
Green Bay Wisconsin Water System Revenue, 3.500%, 11/01/2026 (FSA insured)	3,170,000	2,560,314
Wisconsin Housing & Economic Development Authority, 4.900%, 11/01/2035, Series E	1,185,000	1,105,285

		6,307,614

TOTAL MUNICIPALS
(Identified Cost $158,658,512)		157,070,577

TOTAL BONDS AND NOTES
(Identified Cost $15,227,234,405)		14,999,644,913

BANK LOANS – 0.8%

Electric – 0.3%
Calpine Corp., Dip Term Loan, 5.575%, 3/29/2009(h)	29,685,600	26,480,446
TXU Tech Co., Term Loan B2, 6.579%, 10/10/2014(h)	27,510,614	25,040,436

		51,520,882

Food & Beverage – 0.0%
Dole Food Co., Inc., LOC, 4/12/2013(i)	358,477	307,394
Dole Food Co., Inc., Term Loan, 4/12/2013(i)	794,319	681,128
Dole Food Co., Inc., Tranche C Term Loan, 4/12/2013(i)	2,653,633	2,275,490

		3,264,012

Healthcare – 0.1%
Community Health Systems, Inc. Term Loan B, 5.335%, 7/25/2014(h)	4,170,000	3,840,487
HCA, Inc., Term Loan B, 4.946%, 11/17/2013(h)	11,695,391	10,755,316

		14,595,803

Manufacturing – 0.1%
Georgia Pacific Corp., First Lien Term Loan, 4.727%, 12/20/2012(h)	21,067,130	19,539,763
Georgia Pacific Corp., Term Loan B2, 4.684%, 12/29/2012(h)	2,927,588	2,720,842

		22,260,605

Media Non-Cable – 0.0%
Idearc, Inc., Term Loan B, 11/17/2014(i)	2,345,000	1,872,483

Oil Field Services – 0.0%
Dresser, Inc., Second Lien Term Loan, 8.820%, 5/04/2015(h)	3,515,000	3,122,480

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

BANK LOANS – continued

Oil Field Services – continued
Dresser, Inc., Term Loan B, 5.557%, 5/04/2014(h)	$1,755,000	$1,637,994

		4,760,474

Technology – 0.1%
Freescale Semiconductor, Term Loan B, 4.869%, 12/01/2013(h)	2,344,066	1,976,188
Nuance Communication, Inc., Term Loan B2, 5.210%, 3/31/2013(h)	16,458,543	14,113,200

		16,089,388

Wireless – 0.1%
ALLTEL Corp., Term Loan B2, 5.550%, 5/16/2015(h)	15,797,970	14,195,108

Wirelines – 0.1%
Hawaiian Telecom Communications, Inc., Term Loan C, 4.946%, 6/01/2014(h)	12,073,217	9,115,279

TOTAL BANK LOANS
(Identified Cost $137,420,545)		137,674,034

	Shares

COMMON STOCKS – 0.4%

Biotechnology – 0.1%
Vertex Pharmaceuticals, Inc.(b)(g)	879,080	21,001,221

Communications Equipment – 0.1%
Corning, Inc.(b)	630,490	15,156,979

Containers & Packaging – 0.2%
Owens-Illinois, Inc.(g)	639,339	36,077,900

TOTAL COMMON STOCKS
(Identified Cost $42,506,343)		72,236,100

PREFERRED STOCKS – 2.9%

CONVERTIBLE PREFERRED STOCKS – 1.2%

Automotive – 0.3%
Ford Motor Co., Capital Trust II(b)	1,957,035	57,380,266

Capital Markets – 0.1%
Newell Financial Trust I	207,122	9,372,271

Construction Materials – 0.0%
Williams Cos., Inc.	25,000	3,859,375

Diversified Consumer Services – 0.0%
Six Flags, Inc.(b)	517,100	6,282,765

Diversified Financial Services – 0.0%
Sovereign Capital Trust	81,074	2,472,757

Electric Utilities – 0.2%
AES Trust III(b)	346,577	16,115,830
CMS Energy Trust I(b)	207,375	9,331,875

		25,447,705

Machinery – 0.0%
United Rentals Trust	61,871	1,859,997

	Shares	Value (†)

PREFERRED STOCKS – continued

Oil, Gas & Consumable Fuels – 0.4%
Chesapeake Energy Corp.(b)	87,351	$10,181,632
Chesapeake Energy Corp.	360,780	47,176,531
El Paso Energy Capital Trust I	187,179	6,813,316

		64,171,479

Real Estate Investment Trusts (REITs) – 0.0%
FelCor Lodging Trust, Inc., Series A	53,600	1,058,064

Semiconductors & Semiconductor Equipment – 0.2%
Lucent Technologies Capital Trust	37,754	26,427,800

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $211,717,493)		198,332,479

NON-CONVERTIBLE PREFERRED STOCKS – 1.7%

Electric Utilities – 0.0%
Connecticut Light & Power Co.	2,925	112,430
Entergy Arkansas, Inc.	100	8,091
Entergy Mississippi, Inc.	5,000	419,844
Entergy New Orleans, Inc.	665	49,231
Entergy New Orleans, Inc.	200	15,231
MDU Resources Group, Inc.	1,318	131,924
Public Service Co.	360	28,901
Southern California Edison Co.(b)	50,100	1,064,625
Xcel Energy, Inc.	1,100	78,375

		1,908,652

Thrifts & Mortgage Finance – 1.7%
Federal Home Loan Mortgage Corp.(b)	1,998,739	50,608,071
Federal Home Loan Mortgage Corp.	531,400	10,149,740
Federal Home Loan Mortgage Corp.(b)	3,049,402	74,405,409
Federal National Mortgage Association(b)	131,150	4,655,825
Federal National Mortgage Association(b)	6,085,000	146,344,250

		286,163,295

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $298,388,592)		288,071,947

TOTAL PREFERRED STOCKS
(Identified Cost $510,106,085)		486,404,426

CLOSED END INVESTMENT COMPANIES – 0.2%
BlackRock Senior High Income Fund, Inc.	199,071	969,476
Dreyfus High Yield Strategies Fund	1,033,274	3,585,461
DWS High Income Trust	177,909	813,044
Highland Credit Strategies Fund(b)	860,000	11,197,200
Morgan Stanley Emerging Markets Debt Fund, Inc.	356,954	3,426,758
Van Kampen High Income Trust II(b)	141,611	504,135
Western Asset High Income Opportunity Fund, Inc.	2,217,450	12,550,767
Western Asset Managed High Income Fund, Inc.(b)	1,369,100	7,502,668

TOTAL CLOSED END INVESTMENT COMPANIES
(Identified Cost $45,128,723)		40,549,509

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Bond Fund – continued

	Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 12.6%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250%, to be repurchased at $1,055,638,653 on 4/1/2008 collateralized by $50,000,000 Federal Home Loan Mortgage Corp., 5.450% due 9/02/2011 valued at $50,812,500; $90,265,000 Federal Home Loan Mortgage Corp., 3.675% due 3/05/2010 valued at $90,603,494; $50,000,000 Federal Farm Credit Bank, 3.750% due 12/06/2010 valued at $52,187,500; $50,000,000 Federal Home Loan Bank, 4.875% due 11/18/2011 valued at $54,250,000; $100,000,000 Federal National Mortgage Association, 6.000% due 5/15/2011 valued at $111,750,000; $50,000,000 Federal National Mortgage Association, 5.000% due 10/15/2011 valued at $54,625,000; $68,975,000 Federal National Mortgage Association, 5.020% due 11/21/2012 value at $71,389,125; $24,205,000 Federal National Mortgage Association, 3.675% due 3/05/2010 valued at $24,386,538; $217,800,000 Federal Home Loan Mortgage Corp., 3.675% due 3/05/2010 valued at $218,616,750; $290,640,000 Federal National Mortgage Association, 5.210% due 3/03/2023 valued at $291,384,038; $56,860,000 Federal Home Loan Mortgage Corp. Discount Note, Zero Coupon due 6/30/2008 valued at $56,717,850 including accrued interest (Note 2h of Notes to Financial Statements)	$1,055,602,000	$1,055,602,000

	Shares
State Street Navigator Securities Lending Prime Portfolio(j)	1,075,922,564	1,075,922,564

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,131,524,564)		2,131,524,564

TOTAL INVESTMENTS – 105.2%
(Identified Cost $18,093,920,665)(a)		17,868,033,546
Other assets less liabilities—(5.2)%		(887,691,733)

NET ASSETS – 100.0%		$16,980,341,813

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

             At March 31, 2008, the net unrealized depreciation on investments based on a cost of $18,101,534,012 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$724,778,513
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(958,278,979)

Net unrealized depreciation		$(233,500,466)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(d)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(e)	Illiquid security. At March 31, 2008, the value of these securities amounted to $59,212,480 or 0.3% of net assets.
(f)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(g)	Non-income producing security.
(h)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2008.
(i)	The security has not settled. Contract rates do not take effect until settlement date.

(j)	Represents investment of securities lending collateral.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $1,667,698,200 or 9.8% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
LOC	Line of Credit
MTN	Medium Term Note

Key to Abbreviations AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: Great British Pound; IDR: Indonesian Rupiah; ISK: Iceland Krona; KRW: South Korean Won; MXN: Mexican Peso; MYR: Malaysian Ringgit; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thailand Baht

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Sovereigns	11.4%
Non-Captive Diversified	7.5
Wirelines	6.3
Banking	5.0
Healthcare	4.9
Non-Captive Consumer	4.3
Electric	3.9
Supranational	3.6
Retailers	3.4
Technology	3.1
Treasuries	3.0
Pharmaceuticals	2.9
Automotive	2.4
Media Cable	2.2
Pipelines	2.2
Other, less than 2% each	26.5

CURRENCY EXPOSURE AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	65.7%
Canadian Dollar	8.1
Mexican Peso	3.3
Brazilian Real	2.6
New Zealand Dollar	2.6
Australian Dollar	2.3
Other, less than 2% each	8.0

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Fixed Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 83.5% of Net Assets

NON-CONVERTIBLE BONDS – 79.3%

Aerospace & Defense – 0.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A		$175,000	$163,625

Airlines – 0.6%
American Airlines, Inc., Series 1999-1, 7.324%, 4/15/2011		250,000	239,850
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011		34,639	33,470
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/2/2019		124,483	116,391
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 12/15/2015		203,816	184,453
Continental Airlines, Inc., Series 971A, 7.461%, 10/1/2016		478,218	444,743
Delta Air Lines, Inc., 8.954%, 8/10/2014, 144A		1,904,253	1,770,955
United Air Lines, Inc., 6.636%, 7/02/2022		1,026,321	954,479

			3,744,341

Asset-Backed Securities – 0.1%
Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029		725,000	644,032
Ford Credit Auto Owner Trust, 4.380%, 1/15/2010		72,211	72,280

			716,312

Automotive – 2.1%
Cummins, Inc., 7.125%, 3/01/2028		2,400,000	2,368,421
FCE Bank PLC, 7.125%, 1/16/2012	EUR	300,000	378,900
FCE Bank PLC, 7.125%, 1/15/2013	EUR	200,000	249,442
Ford Motor Co., 6.375%, 2/01/2029		730,000	438,000
Ford Motor Co., 6.500%, 8/01/2018(b)		50,000	33,500
Ford Motor Co., 6.625%, 10/01/2028		2,435,000	1,485,350
Ford Motor Co., 7.125%, 11/15/2025		595,000	392,700
Ford Motor Co., 7.450%, 7/16/2031		4,565,000	3,012,900
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010		55,000	47,781
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013		110,000	85,802
Ford Motor Credit Co. LLC, 7.875%, 6/15/2010		500,000	435,968
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		565,000	442,285
General Motors Corp., 7.400%, 9/01/2025		250,000	167,500
General Motors Corp., 8.250%, 7/15/2023		4,435,000	3,104,500
General Motors Corp., 8.375%, 7/15/2033(b)		55,000	38,775
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028		375,000	305,625

			12,987,449

Banking – 6.2%
BAC Capital Trust VI, 5.625%, 3/08/2035		2,385,000	2,002,391
Bank of America Corp., 4.850%, 11/15/2014		500,000	495,846
Barclays Bank PLC, Series A, 6.080%, 5/12/2008(c)		1,000,000	998,520
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	2,340,000,000	2,460,621
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	175,000,000	5,684,508
Barclays Financial LLC, Series EMTN, 4.100%, 3/22/2010, 144A	THB	45,000,000	1,460,728
BNP Paribas SA, Series EMTN, Zero Coupon Bond, 6/13/2011, 144A	IDR	18,710,000,000	1,459,400

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
GMAC LLC, 5.375%, 6/06/2011	EUR	1,795,000	$1,960,877
HSBC Bank USA, 3.310%, 8/25/2010, 144A		5,000,000	6,036,000
JPMorgan Chase & Co., Zero Coupon Bond, 5/17/2010, 144A	BRL	16,585,000	7,534,686
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	13,692,036,000	1,096,107
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	17,920,000,000	1,433,211
JPMorgan Chase & Co., Zero Coupon Bond, 4/12/2012, 144A	IDR	21,194,634,240	1,488,345
JPMorgan Chase & Co., Zero Coupon Bond, 6/08/2012, Series EMTN, 144A	MYR	4,651,835	1,296,289
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	18,824,303,000	1,589,381
Rabobank Nederland, 12.500%, 2/17/2009	ISK	70,000,000	919,486
Rabobank Nederland, 14.000%, 1/28/2009, 144A	ISK	48,000,000	636,874

			38,553,270

Brokerage – 0.3%
Morgan Stanley, Inc., Series F, 6.625%, 4/01/2018		1,745,000	1,745,614

Building Materials – 0.5%
Owens Corning, Inc., 6.500%, 12/01/2016		805,000	667,350
Owens Corning, Inc., 7.000%, 12/01/2036		1,205,000	871,332
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)		250,000	182,500
USG Corp., 6.300%, 11/15/2016		1,680,000	1,327,200

			3,048,382

Chemicals – 1.1%
Borden, Inc., 7.875%, 2/15/2023		5,240,000	3,248,800
Borden, Inc., 8.375%, 4/15/2016		55,000	37,400
Borden, Inc., 9.200%, 3/15/2021		905,000	606,350
ICI Wilmington, Inc., 5.625%, 12/01/2013		115,000	120,905
Lubrizol Corp., 5.500%, 10/01/2014		365,000	356,820
Lubrizol Corp., 6.500%, 10/01/2034		1,170,000	1,172,938
Methanex Corp., 6.000%, 8/15/2015		1,565,000	1,518,050

			7,061,263

Construction Machinery – 0.2%
Toro Co., 6.625%, 5/01/2037		965,000	1,019,879

Diversified Manufacturing – 0.1%
General Electric Co., 5.000%, 2/01/2013		500,000	517,911

Electric – 3.7%
AES Corp., 7.750%, 3/01/2014		730,000	734,563
Duke Energy Corp., 4.200%, 10/01/2008		85,000	85,299
Dynegy Holdings, Inc., 7.125%, 5/15/2018		380,000	342,000
Dynegy Holdings, Inc., 7.625%, 10/15/2026		810,000	686,475
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027(b)		1,589,000	1,750,156
Energy Future Holdings Corp., Series P, 5.550%, 11/15/2014		765,000	597,343
Energy Future Holdings Corp., Series Q, 6.500%, 11/15/2024		1,515,000	1,075,768
Enersis SA, 7.375%, 1/15/2014(b)		275,000	303,361

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Electric – continued
Enersis SA, 7.400%, 12/01/2016		$4,000,000	$4,323,040
Mackinaw Power LLC, 6.296%, 10/31/2023, 144A		4,100,745	4,413,796
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027		695,000	595,963
Nisource Finance Corp., 6.400%, 3/15/2018		2,855,000	2,859,125
Power Receivables Finance LLC, 6.290%, 1/01/2012, 144A		891,801	933,189
Quezon Power Philippines Co., 8.860%, 6/15/2017		1,428,700	1,442,987
TXU Corp., Series R, 6.550%, 11/15/2034		1,275,000	900,122
White Pine Hydro LLC, 6.310%, 7/10/2017(d)		450,000	441,306
White Pine Hydro LLC, 6.960%, 7/10/2037(d)		670,000	576,054
White Pine Hydro LLC, 7.260%, 7/20/2015(d)		1,280,000	1,312,508

			23,373,055

Entertainment – 1.7%
Six Flags, Inc., 9.625%, 6/01/2014(b)		100,000	56,500
Time Warner, Inc., 6.500%, 11/15/2036		910,000	834,863
Time Warner, Inc., 6.625%, 5/15/2029		2,065,000	1,936,264
Time Warner, Inc., 6.950%, 1/15/2028		875,000	849,921
Time Warner, Inc., 7.625%, 4/15/2031		730,000	763,514
Time Warner, Inc., 7.700%, 5/01/2032		1,155,000	1,215,992
Viacom, Inc., Class B, 6.875%, 4/30/2036		4,880,000	4,699,225

			10,356,279

Food & Beverage – 0.3%
Corn Products International, Inc., 6.625%, 4/15/2037		1,540,000	1,616,875
Dole Food Co., Inc., 8.625%, 5/01/2009		165,000	143,550
Sara Lee Corp., 6.125%, 11/01/2032		295,000	278,054

			2,038,479

Foreign Local Governments – 4.6%
Province of Alberta, 5.930%, 9/16/2016	CAD	957,797	1,033,099
Province of British Columbia, Zero Coupon Bond, 8/23/2013	CAD	11,700,000	9,433,293
Province of Ontario, 5.700%, 12/01/2008	CAD	18,145,000	18,021,788

			28,488,180

Healthcare – 2.3%
Boston Scientific Corp., 5.450%, 6/15/2014		290,000	266,075
Boston Scientific Corp., 6.400%, 6/15/2016		860,000	801,950
Boston Scientific Corp., 7.000%, 11/15/2035		860,000	748,200
HCA, Inc., 5.750%, 3/15/2014		70,000	57,750
HCA, Inc., 6.250%, 2/15/2013		1,050,000	913,500
HCA, Inc., 6.375%, 1/15/2015		220,000	186,175
HCA, Inc., 6.500%, 2/15/2016(b)		610,000	513,925
HCA, Inc., 6.750%, 7/15/2013		115,000	101,775
HCA, Inc., 7.050%, 12/01/2027		3,545,000	2,584,957
HCA, Inc., 7.190%, 11/15/2015		220,000	187,162
HCA, Inc., 7.500%, 12/15/2023		620,000	486,822
HCA, Inc., 7.500%, 11/06/2033		1,440,000	1,112,400
HCA, Inc., 7.580%, 9/15/2025		2,900,000	2,269,955
HCA, Inc., 7.690%, 6/15/2025		2,495,000	1,977,402
HCA, Inc., 7.750%, 7/15/2036		360,000	276,437
HCA, Inc., 8.360%, 4/15/2024		1,250,000	1,037,601

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – continued
Owens & Minor, Inc., 6.350%, 4/15/2016		$320,000	$323,395
Tenet Healthcare Corp., 6.875%, 11/15/2031		720,000	504,000

			14,349,481

Home Construction – 1.2%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016		115,000	77,625
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014(b)		155,000	104,625
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014(b)		115,000	77,625
Lennar Corp., 7.625%, 3/01/2009		470,000	451,200
Lennar Corp., Series B, 5.600%, 5/31/2015		500,000	370,000
Pulte Homes, Inc., 5.200%, 2/15/2015		1,305,000	1,109,250
Pulte Homes, Inc., 6.000%, 2/15/2035		3,920,000	3,018,400
Pulte Homes, Inc., 6.375%, 5/15/2033		1,960,000	1,528,800
Stanley-Martin Communities LLC, 9.750%, 8/15/2015		370,000	177,600
Toll Brothers Finance Corp., 5.150%, 5/15/2015		565,000	511,042

			7,426,167

Independent Energy – 2.8%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		3,495,000	3,614,347
Anadarko Petroleum Corp., 6.450%, 9/15/2036		2,580,000	2,627,351
Bruce Mansfield Unit, 6.850%, 6/01/2034		4,255,000	4,571,232
Chesapeake Energy Corp., 6.500%, 8/15/2017		380,000	366,700
Chesapeake Energy Corp., 6.875%, 1/15/2016		200,000	198,000
Chesapeake Energy Corp., 6.875%, 11/15/2020		900,000	873,000
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A		1,580,000	1,591,850
Pioneer Natural Resources Co., 5.875%, 7/15/2016		435,000	396,160
Pioneer Natural Resources Co., 7.200%, 1/15/2028		1,465,000	1,273,438
Talisman Energy, Inc., 5.850%, 2/01/2037		550,000	482,221
Talisman Energy, Inc., 6.250%, 2/01/2038		1,485,000	1,368,151
XTO Energy, Inc., 6.100%, 4/01/2036		155,000	153,358

			17,515,808

Industrial Other – 0.2%
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A		1,575,000	1,260,000

Integrated Energy – 0.3%
PF Export Receivables Master Trust, 6.436%, 6/01/2015, 144A		1,462,568	1,535,697

Life Insurance – 2.4%
ASIF Global Financing XXVII, 2.380%, 2/26/2009, 144A	SGD	17,000,000	12,349,031
Hartford Life Insurance Co., 6.480%, 9/15/2011(c)		500,000	517,430
John Hancock Insurance Co., 6.130%, 4/15/2009(c)		500,000	507,880
Principal Life Income Funding Trust, 5.000%, 10/15/2014		500,000	504,753
Protective Life Secured Trust, 6.010%, 9/10/2014(c)		1,000,000	981,300

			14,860,394

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Local Authorities – 1.5%
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	2,150,000	$1,921,490
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046		7,970,000	7,230,304

			9,151,794

Lodging – 0.0%
Host Marriott LP, Series O, 6.375%, 3/15/2015		150,000	139,500

Media Cable – 3.0%
Comcast Corp., 5.650%, 6/15/2035		2,660,000	2,258,816
Comcast Corp., 6.450%, 3/15/2037		2,645,000	2,492,487
Comcast Corp., 6.500%, 11/15/2035		3,240,000	3,064,340
Comcast Corp., 6.950%, 8/15/2037		7,695,000	7,710,428
CSC Holdings, Inc., 6.750%, 4/15/2012		200,000	193,000
CSC Holdings, Inc., 7.625%, 4/01/2011		50,000	49,438
CSC Holdings, Inc., 7.875%, 2/15/2018		170,000	157,250
Rogers Cable, Inc., 5.500%, 3/15/2014		150,000	141,560
TCI Communications, Inc., 7.875%, 2/15/2026(b)		550,000	579,518
Time Warner Cable, Inc., 6.550%, 5/01/2037		1,500,000	1,415,971
Virgin Media Finance PLC, 9.125%, 8/15/2016		400,000	358,000
Virgin Media Finance PLC, 9.750%, 4/15/2014	GBP	250,000	421,118

			18,841,926

Media Non-Cable – 0.5%
Clear Channel Communications, Inc., 4.250%, 5/15/2009		85,000	82,450
Clear Channel Communications, Inc., 5.500%, 12/15/2016		50,000	33,000
News America, Inc., 6.150%, 3/01/2037		2,630,000	2,484,382
News America, Inc., 6.200%, 12/15/2034		795,000	757,144

			3,356,976

Mortgage Related – 0.0%
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039		95,000	92,191

Non-Captive Consumer – 0.9%
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011		84,000	74,915
HSBC Finance Corp., 6.500%, 11/15/2008		60,000	60,716
Residential Capital LLC, 8.375%, 5/17/2013(c)	GBP	580,000	494,972
Residential Capital LLC, 8.500%, 6/01/2012(c)		180,000	88,200
Residential Capital LLC, 8.500%, 4/17/2013(c)		6,335,000	3,072,475
Residential Capital LLC, 8.875%, 6/30/2015(c)		730,000	354,050
Residential Capital LLC, Series EMTN, 9.875%, 7/01/2014(c)	GBP	560,000	477,904
SLM Corp., Series A, 5.375%, 1/15/2013		660,000	514,800
SLM Corp., Series B, 6.430%, 9/15/2009(c)		500,000	455,000

			5,593,032

Non-Captive Diversified – 3.5%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015		770,000	575,948

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – continued
CIT Group Holdings, Inc., 5.400%, 1/30/2016		$180,000	$142,437
CIT Group, Inc., 3.800%, 11/14/2012	EUR	750,000	718,738
CIT Group, Inc., 4.250%, 9/22/2011	EUR	400,000	404,962
CIT Group, Inc., 4.250%, 3/17/2015	EUR	1,000,000	929,365
CIT Group, Inc., 4.650%, 9/19/2016	EUR	700,000	661,807
CIT Group, Inc., 5.000%, 2/13/2014		1,145,000	901,062
CIT Group, Inc., 5.000%, 5/13/2014	EUR	50,000	50,526
CIT Group, Inc., 5.000%, 2/01/2015(b)		170,000	133,167
CIT Group, Inc., 5.050%, 9/15/2014		500,000	315,962
CIT Group, Inc., 5.125%, 9/30/2014		2,400,000	1,848,000
CIT Group, Inc., 5.500%, 12/01/2014	GBP	700,000	857,036
CIT Group, Inc., 5.600%, 4/27/2011		625,000	504,124
CIT Group, Inc., 5.650%, 2/13/2017		760,000	589,340
CIT Group, Inc., 5.800%, 10/01/2036(b)		720,000	560,287
CIT Group, Inc., 6.000%, 4/01/2036		830,000	630,800
CIT Group, Inc., Series EMTN, 5.500%, 12/20/2016	GBP	600,000	742,925
General Electric Capital Corp., 3.500%, 5/01/2008		150,000	150,027
General Electric Capital Corp., 6.500%, 9/28/2015	NZD	9,210,000	6,693,352
General Electric Capital Corp., Series EMTN, 1.725%, 6/27/2008	SGD	250,000	181,652
General Electric Capital Corp., Series EMTN, 6.750%, 9/26/2016	NZD	1,345,000	998,503
GMAC LLC, 5.625%, 5/15/2009(b)		1,500,000	1,366,956
GMAC LLC, 6.000%, 12/15/2011		220,000	164,448
GMAC LLC, 6.875%, 8/28/2012		355,000	269,775
GMAC LLC, 7.000%, 2/01/2012		400,000	304,192
GMAC LLC, 8.000%, 11/01/2031		295,000	211,424
ProLogis, 5.625%, 11/15/2015		100,000	91,277
ProLogis, 5.750%, 4/01/2016		80,000	73,449
SLM Corp., 4.000%, 1/15/2010		930,000	781,618

			21,853,159

Oil Field Services – 0.2%
North American Energy Partners, Inc., 8.750%, 12/01/2011		1,000,000	990,000

Packaging – 0.3%
Owens-Illinois, Inc., 7.800%, 5/15/2018		2,000,000	1,980,000

Paper – 1.7%
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028		650,000	266,500
Georgia-Pacific Corp., 7.250%, 6/01/2028		2,000,000	1,630,000
Georgia-Pacific Corp., 7.375%, 12/01/2025(b)		2,868,000	2,380,440
Georgia-Pacific Corp., 7.750%, 11/15/2029		6,005,000	5,044,200
Georgia-Pacific Corp., 8.000%, 1/15/2024		132,000	116,160
International Paper Co., 4.250%, 1/15/2009		700,000	699,751
Jefferson Smurfit Corp., 7.500%, 6/01/2013		335,000	288,100

			10,425,151

Pharmaceuticals – 0.9%
Elan Financial PLC, 7.750%, 11/15/2011		2,725,000	2,534,250
Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013		2,770,000	3,303,225

			5,837,475

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pipelines – 1.8%
DCP Midstream LP, 6.450%, 11/03/2036, 144A		$1,740,000	$1,635,925
El Paso Corp., 6.950%, 6/01/2028		925,000	864,873
El Paso Corp., 7.800%, 8/01/2031		250,000	256,685
Enterprise Products Operating LP, 6.300%, 9/15/2017		1,550,000	1,557,595
Kinder Morgan, Inc., 6.500%, 9/01/2012		90,000	91,258
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015		305,000	280,600
Plains All American Pipeline LP, 6.125%, 1/15/2017		1,785,000	1,814,474
Plains All American Pipeline LP, 6.650%, 1/15/2037		3,850,000	3,647,190
Williams Cos., Inc., 7.500%, 1/15/2031		1,000,000	1,042,500

			11,191,100

Property & Casualty Insurance – 1.1%
Allstate Corp., 5.950%, 4/01/2036		540,000	482,877
Axis Capital Holdings Ltd., 5.750%, 12/01/2014		80,000	76,085
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014		1,190,000	1,149,655
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		775,000	758,785
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033		180,000	150,919
MBIA Insurance Corp., 14.000%, 1/15/2033, 144A(c)		430,000	421,400
Travelers Cos., Inc. (The), 6.250%, 6/15/2037		1,925,000	1,784,288
Travelers Property Casualty Corp., 6.375%, 3/15/2033		1,400,000	1,356,667
White Mountains RE Group, 6.375%, 3/20/2017, 144A		750,000	698,853

			6,879,529

Railroads – 0.3%
CSX Corp., 6.000%, 10/01/2036(b)		1,575,000	1,355,892
Missouri Pacific Railroad Co., 5.000%, 1/01/2045		500,000	325,000

			1,680,892

Real Estate Investment Trusts – 0.7%
Camden Property Trust, 5.700%, 5/15/2017		680,000	588,790
Colonial Realty LP, 4.750%, 2/01/2010		15,000	14,771
Duke Realty LP, 5.950%, 2/15/2017		210,000	182,113
ERP Operating LP, 5.125%, 3/15/2016		70,000	60,642
Highwoods Properties, Inc., 5.850%, 3/15/2017		2,560,000	2,186,744
Highwoods Properties, Inc., 7.500%, 4/15/2018		475,000	442,080
Realty Income Corp., 6.750%, 8/15/2019		1,000,000	948,297

			4,423,437

Restaurants – 0.1%
McDonald’s Corp., 3.628%, 10/10/2010	SGD	1,000,000	753,691

Retailers – 1.3%
Dillard’s, Inc., 7.750%, 7/15/2026		1,025,000	758,500
Foot Locker, Inc., 8.500%, 1/15/2022		1,100,000	968,000
Home Depot, Inc., 5.875%, 12/16/2036		2,825,000	2,306,239

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Retailers – continued
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		$1,110,000		$943,308
J.C. Penney Corp., Inc., 7.125%, 11/15/2023		575,000		597,041
Toys R Us, Inc., 7.375%, 10/15/2018		3,240,000		2,243,700
Toys R Us, Inc., 7.875%, 4/15/2013(b)		750,000		562,500

				8,379,288

Sovereigns – 9.2%
Canadian Government, 4.250%, 9/01/2008	CAD	12,760,000		12,520,948
Canadian Government, 4.250%, 9/01/2009	CAD	16,520,000		16,454,818
Canadian Government, Series WH31, 6.000%, 6/01/2008	CAD	800,000		784,373
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	2,915,000,000		278,816
Indonesia Treasury Bond, Series ZC3, Zero Coupon Bond, 11/20/2012	IDR	7,590,000,000		516,639
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	125,000	(††)	1,214,207
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	305,000	(††)	2,983,585
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	1,015,000	(††)	10,148,331
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	3,240,000		2,972,251
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	1,675,000		1,484,017
Republic of Brazil, 10.250%, 1/10/2028(b)	BRL	14,885,000		7,897,609
Republic of Brazil, 12.500%, 1/05/2022	BRL	625,000		386,462

				57,642,056

Supermarkets – 1.5%
Albertson’s, Inc., 6.625%, 6/01/2028		1,745,000		1,484,525
Albertson’s, Inc., 7.450%, 8/01/2029		6,515,000		5,999,051
Albertson’s, Inc., 7.750%, 6/15/2026		1,470,000		1,386,228
Albertson’s, Inc., 8.000%, 5/01/2031		565,000		538,592
Albertson’s, Inc., 8.700%, 5/01/2030		5,000		5,017
American Stores Co., 8.000%, 6/01/2026		25,000		25,300

				9,438,713

Supranational – 6.7%
Eurofima, Series EMTN, 10.000%, 11/03/2008	ISK	4,400,000		57,628
Eurofima, Series EMTN, 11.000%, 2/05/2010	ISK	20,000,000		266,381
European Investment Bank, 4.600%, 1/30/2037, 144A	CAD	6,000,000		5,657,168
Inter-American Development Bank, Series EMTN, Zero Coupon Bond, 5/11/2009	BRL	30,000,000		14,429,817
Inter-American Development Bank, Series EMTN, 6.000%, 12/15/2017	NZD	19,735,000		13,960,678
Nordic Investment Bank, 11.250%, 4/16/2009	ISK	4,800,000		63,107
Nordic Investment Bank, 13.000%, 9/12/2008	ISK	564,900,000		7,413,170

				41,847,949

Technology – 2.4%
Agilent Technologies, Inc., 6.500%, 11/01/2017		2,365,000		2,373,188
Amkor Technology, Inc., 7.125%, 3/15/2011		725,000		681,500
Amkor Technology, Inc., 7.750%, 5/15/2013		470,000		428,875

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – continued
Arrow Electronics, Inc., 6.875%, 7/01/2013	$2,850,000	$3,035,438
Avnet, Inc., 6.000%, 9/01/2015	1,645,000	1,648,935
Avnet, Inc., 6.625%, 9/15/2016	130,000	134,189
Corning, Inc., 6.200%, 3/15/2016	250,000	259,477
Corning, Inc., 6.850%, 3/01/2029	450,000	458,516
Corning, Inc., 7.250%, 8/15/2036	1,175,000	1,267,470
Lucent Technologies, Inc., 6.450%, 3/15/2029	250,000	178,750
Motorola, Inc., 5.220%, 10/01/2097	515,000	277,678
Motorola, Inc., 5.800%, 10/15/2008(b)	500,000	506,234
Motorola, Inc., 6.500%, 11/15/2028	510,000	397,904
Motorola, Inc., 6.625%, 11/15/2037	600,000	464,062
Nortel Networks Corp., 6.875%, 9/01/2023	1,325,000	814,875
Nortel Networks Corp. New, 2.125%, 4/15/2014	83,000	51,564
Nortel Networks Ltd., 10.125%, 7/15/2013	1,000,000	915,000
Northern Telecom Capital Corp., 7.875%, 6/15/2026	150,000	93,750
Samsung Electronics Co., Ltd., 7.700%, 10/01/2027, 144A	1,158,000	1,260,008

		15,247,413

Textile – 0.3%
Kellwood Co., 7.625%, 10/15/2017(d)	3,250,000	2,112,500

Tobacco – 0.7%
Reynolds American, Inc., 6.750%, 6/15/2017	3,320,000	3,358,057
Reynolds American, Inc., 7.250%, 6/15/2037	810,000	801,824

		4,159,881

Transportation Services – 0.9%
APL Ltd., 8.000%, 1/15/2024(d)	2,500,000	2,031,250
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(f)	1,326,184	1,458,802
Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/2/2017(f)	394,351	469,278
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)	1,500,291	1,740,338

		5,699,668

Treasuries – 1.8%
U.S. Treasury Bonds, 4.500%, 2/15/2036(b)	5,180,000	5,351,183
U.S. Treasury Bonds, 5.250%, 11/15/2028(b)	260,000	292,602
U.S. Treasury Bonds, 5.375%, 2/15/2031(b)	4,855,000	5,615,109

		11,258,894

Wireless – 1.6%
ALLTEL Corp., 6.800%, 5/01/2029	115,000	73,600
ALLTEL Corp., 7.000%, 7/01/2012	90,000	72,000
ALLTEL Corp., 7.875%, 7/01/2032	1,615,000	1,065,900
Nextel Communications, Inc., 7.375%, 8/01/2015	385,000	296,450
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	340,000	268,600
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	1,215,000	899,100
Philippine Long Distance Telephone Co., Series EMTN, 8.350%, 3/06/2017	3,914,000	4,354,325
Sprint Capital Corp., 6.125%, 11/15/2008	65,000	64,513
Sprint Capital Corp., 6.875%, 11/15/2028	1,827,000	1,361,115
Sprint Capital Corp., 6.900%, 5/01/2019	795,000	626,062
Sprint Nextel Corp., 6.000%, 12/01/2016	898,000	698,195

		9,779,860

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – 5.7%
AT&T Corp., 6.500%, 3/15/2029		$355,000	$343,833
AT&T, Inc., 6.500%, 9/01/2037		6,600,000	6,528,667
Bell Canada, 5.000%, 2/15/2017	CAD	155,000	118,127
Bell Canada, 6.550%, 5/01/2029, 144A	CAD	195,000	143,553
Bell Canada, 7.300%, 2/23/2032	CAD	190,000	151,413
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	600,000	427,736
Embarq Corp., 7.082%, 6/01/2016		235,000	222,483
Embarq Corp., 7.995%, 6/01/2036		200,000	182,652
Level 3 Financing, Inc., 9.250%, 11/01/2014		500,000	408,750
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		3,305,000	2,677,050
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		7,575,000	5,946,375
Qwest Capital Funding, Inc., 7.625%, 8/03/2021		350,000	295,750
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		775,000	651,000
Telecom Italia Capital, 6.000%, 9/30/2034		1,330,000	1,124,098
Telecom Italia Capital, 6.375%, 11/15/2033		1,320,000	1,154,178
Telefonica Emisiones SAU, 7.045%, 6/20/2036		11,330,000	11,846,059
Verizon Communications, 5.850%, 9/15/2035		3,975,000	3,621,038

			35,842,762

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $486,282,092)			495,360,423

CONVERTIBLE BONDS – 3.8%

Independent Energy – 0.8%
Devon Energy Corp., 4.900%, 8/15/2008		1,300,000	2,073,500
Devon Energy Corp., 4.950%, 8/15/2008		1,900,000	3,030,500

			5,104,000

Industrial Other – 0.2%
Incyte Corp., 3.500%, 2/15/2011		1,290,000	1,372,238

Media Non-Cable – 0.1%
Liberty Media LLC, 3.500%, 1/15/2031		457,403	319,610
Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(e)		500,000	455,000

			774,610

Non-Captive Consumer – 0.0%
Countrywide Financial Corp., 0.758%, 4/15/2037(c)		78,000	69,030
Countrywide Financial Corp., 0.815%, 5/15/2037(c)		213,000	182,115

			251,145

Non-Captive Diversified – 0.1%
iStar Financial, Inc., 5.229%, 10/01/2012(b)(c)		380,000	267,330

Pharmaceuticals – 0.6%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024		250,000	125,000
Nektar Therapeutics, 3.250%, 9/28/2012		1,065,000	822,712
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008		1,200,000	1,195,500
Valeant Pharmaceuticals International, 3.000%, 8/16/2010		1,035,000	941,850

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Pharmaceuticals – continued
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	$1,095,000	$910,219

		3,995,281

Pipelines – 0.3%
CenterPoint Energy Resources Corp., 6.000%, 3/15/2012	1,676,000	1,650,860

Real Estate Investment Trusts – 0.2%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	1,430,000	1,197,625

Technology – 0.6%
Avnet, Inc., 2.000%, 3/15/2034	1,270,000	1,428,750
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008	425,000	397,375
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	690,000	476,100
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	380,000	300,200
Maxtor Corp., 5.750%, 3/01/2012(d)	408,000	383,520
Nortel Networks Corp., 4.250%, 9/01/2008	180,000	177,750
Richardson Electronics Ltd., 7.750%, 12/15/2011	263,000	241,960

		3,405,655

Textile – 0.1%
Dixie Yarns, Inc., 7.000%, 5/15/2012	85,000	79,475
Kellwood Co., (Step to 0.000% on 6/15/2011), 3.500%, 6/15/2034(e)	570,000	572,850

		652,325

Wirelines – 0.8%
Level 3 Communications, Inc., 2.875%, 7/15/2010	3,870,000	2,704,162
Level 3 Communications, Inc., 6.000%, 9/15/2009	2,685,000	2,382,938
Level 3 Communications, Inc., 6.000%, 3/15/2010	125,000	100,938

		5,188,038

TOTAL CONVERTIBLE BONDS
(Identified Cost $22,677,825)		23,859,107

MUNICIPALS – 0.4%
Michigan – 0.4%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034	2,540,000	2,467,026

TOTAL MUNICIPALS
(Identified Cost $2,539,851)		2,467,026

TOTAL BONDS AND NOTES
(Identified Cost $511,499,768)		521,686,556

	Shares

COMMON STOCKS – 1.1%

Communications Equipment – 0.8%
Corning, Inc.(b)	205,167	4,932,215

Containers & Packaging – 0.3%
Owens-Illinois, Inc.(f)	35,353	1,994,970

TOTAL COMMON STOCKS
(Identified Cost $3,058,544)		6,927,185

	Shares	Value (†)

PREFERRED STOCKS – 1.7%

CONVERTIBLE PREFERRED STOCKS – 1.6%

Automotive – 0.4%
Ford Motor Co., Capital Trust II, 6.500%	79,845	$2,341,055

Capital Markets – 0.2%
Newell Financial Trust I, 5.250%	25,075	1,134,644

Diversified Financial Services – 0.1%
Sovereign Capital Trust, 4.375%	15,159	462,350

Electric Utilities – 0.1%
AES Trust III, 6.750%(b)	10,000	465,000

Machinery – 0.0%
United Rentals Trust, 6.500%	1,975	59,373

Oil, Gas & Consumable Fuels – 0.5%
Chesapeake Energy Corp., 4.500%(b)	775	90,334
Chesapeake Energy Corp., 5.000%	19,065	2,492,989
El Paso Energy Capital Trust I, 4.750%	20,200	735,280

		3,318,603

Real Estate Investment Trusts (REITs) – 0.0%
FelCor Lodging Trust, Inc., Series A, 1.950%	2,500	49,350

Semiconductors & Semiconductor Equipment – 0.3%
Lucent Technologies Capital Trust, 7.750%	2,661	1,862,700

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $9,909,430)		9,693,075

NON-CONVERTIBLE PREFERRED STOCKS – 0.1%

Electric Utilities – 0.1%
Entergy New Orleans, Inc., 4.360%	90	6,663
Entergy New Orleans, Inc., 4.750%	2,876	219,025
MDU Resources Group, Inc., 5.100%	307	30,729
Public Service Electric & Gas Co., 4.180%(b)	1,950	144,768
Union Electric Co., 4.500%	4,670	340,910
Xcel Energy, Inc., 4.110%(b)	100	8,175

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $575,376)		750,270

TOTAL PREFERRED STOCKS
(Identified Cost $10,484,806)		10,443,345

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 17.2%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $84,810,945 on 4/01/08 collateralized by $84,640,000 Federal Home Loan Mortgage Corp., 5.500% due 3/19/17 valued at $86,505,466, including accrued interest (Note 2h of Notes to Financial Statements)	$84,808,000	84,808,000

	Shares
State Street Navigator Securities Lending Prime Portfolio(g)	22,359,618	22,359,618

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Fixed Income Fund – continued

Value (†)

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $107,167,618)	$107,167,618

TOTAL INVESTMENTS – 103.5%
(Identified Cost $632,210,736)(a)	646,224,704
Other assets less liabilities—(3.5)%	(21,553,346)

NET ASSETS – 100.0%	$624,671,358

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium debt securities is excluded for tax purposes.):

             At March 31, 2008, the net unrealized appreciation on investments based on a cost of $632,844,279 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$40,870,728
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(27,490,303)

Net unrealized appreciation	$13,380,425

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(d)	Illiquid security. At March 31, 2008, the value of these securities amounted to $6,857,138 or 1.1% of net assets.
(e)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Non-income producing security.
(g)	Represents investment of securities lending collateral.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $67,208,825 or 10.8% of net assets.
EMTN	Euro Medium Term Note
MTN	Medium Term Note

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: Great British Pound; IDR: Indonesian Rupiah; ISK: Iceland Krona; KRW: South Korean Won; MXN: Mexican Peso; MYR: Malaysian Ringgit; NZD: New Zealand Dollar; SGD: Singapore Dollar; THB: Thailand Baht

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Sovereigns	9.2%	Media Cable	3.0%
Supranational	6.7	Technology	3.0
Wirelines	6.5	Automotive	2.5
Banking	6.2	Life Insurance	2.4
Foreign Local Governments	4.6	Healthcare	2.3
Electric	3.7	Pipelines	2.1
Independent Energy	3.6	Other, less than 2% each	26.9
Non-Captive Diversified	3.6

CURRENCY EXPOSURE AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	56.3%
Canadian Dollar	10.4
Brazilian Real	4.8
New Zealand Dollar	3.5
Mexican Peso	2.3
Singapore Dollar	2.1
Other, less than 2% each	6.9

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Global Bond Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 92.5% of Net Assets

NON-CONVERTIBLE BONDS – 92.5%

Argentina – 0.3%
Transportadora de Gas del Sur SA, 7.875%, 5/14/2017, 144A		$8,050,000	$6,440,000

Austria – 1.5%
Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010	JPY	2,530,000,000	25,885,342
Oesterreichische Kontrollbank AG, 2.750%, 6/14/2011	CHF	7,360,000	7,408,876
Sappi Papier Holding AG, 7.500%, 6/15/2032, 144A		7,350,000	5,026,070

			38,320,288

Belgium – 1.8%
Kingdom of Belgium, 5.500%, 9/28/2017	EUR	25,555,000	44,334,635

Bermuda – 0.2%
White Mountains RE Group, 6.375%, 3/20/2017, 144A		5,000,000	4,659,020

Brazil – 0.3%
Cosan Finance Ltd., 7.000%, 2/01/2017, 144A		1,250,000	1,150,000
ISA Capital Do Brasil SA, 7.875%, 1/30/2012, 144A		1,100,000	1,135,750
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A(b)		1,170,000	1,117,350
Republic of Brazil, 10.250%, 1/10/2028(b)	BRL	9,750,000	5,173,107

			8,576,207

Canada – 1.3%
Bell Aliant Regional Communications, 5.410%, 9/26/2016	CAD	4,280,000	3,894,719
Bell Canada, 5.000%, 2/15/2017	CAD	4,035,000	3,075,122
Bell Canada, 6.550%, 5/01/2029, 144A	CAD	160,000	117,787
Bell Canada, 7.300%, 2/23/2032	CAD	385,000	306,811
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	3,090,000	2,202,842
Bombardier, Inc., 6.750%, 5/01/2012, 144A		2,000,000	1,980,000
Bombardier, Inc., 7.250%, 11/15/2016, 144A	EUR	350,000	524,934
Canadian Government, 4.250%, 9/01/2009	CAD	600,000	597,633
Canadian Government, 4.500%, 6/01/2015	CAD	3,813,000	4,021,100
Kinder Morgan Finance, 5.700%, 1/05/2016		5,705,000	5,405,487
Province of Quebec, 1.600%, 5/09/2013	JPY	687,000,000	7,097,934
Shaw Communications, Inc., 5.700%, 3/02/2017	CAD	4,215,000	3,788,511

			33,012,880

Cayman Island – 0.8%
Embraer Overseas Ltd., 6.375%, 1/24/2017		5,580,000	5,566,050
LPG International, Inc., 7.250%, 12/20/2015		3,010,000	2,998,712
Odebrecht Finance Ltd., 7.500%, 10/18/2017, 144A		1,850,000	1,914,750
Vale Overseas Ltd., 6.875%, 11/21/2036		8,765,000	8,552,142

			19,031,654

Colombia – 0.4%
Republic of Colombia, 7.375%, 1/27/2017(b)		1,430,000	1,581,580
Republic of Colombia, 9.850%, 6/28/2027	COP	3,195,000,000	1,562,985

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Colombia – continued
Republic of Colombia, 11.750%, 3/01/2010	COP	3,090,000,000	$1,715,363
Republic of Colombia, 12.000%, 10/22/2015(b)	COP	9,545,000,000	5,448,401

			10,308,329

Egypt – 0.4%
Arab Republic of Egypt, 8.750%, 7/18/2012, 144A	EGP	59,400,000	11,147,892

France – 5.9%
Alcatel-Lucent, Series EMTN, 6.375%, 4/07/2014	EUR	300,000	376,532
BNP Paribas, 4.730%, 4/29/2049(c)	EUR	3,100,000	4,035,594
France Telecom SA, Series EMTN, 3.625%, 10/14/2015(b)	EUR	6,255,000	8,896,790
France Telecom SA, Series EMTN, 4.750%, 2/21/2017	EUR	9,705,000	14,637,487
Government of France, 5.000%, 10/25/2016	EUR	47,395,000	80,016,891
Lafarge SA, Series EMTN, 4.750%, 3/23/2020(b)	EUR	3,335,000	4,352,154
Lafarge SA, Series EMTN, 5.375%, 6/26/2017	EUR	2,950,000	4,240,489
Pinault Printemps Redoute SA, Series EMTN, 4.000%, 1/29/2013	EUR	3,235,000	4,615,358
Veolia Environnement, Series EMTN, 4.000%, 2/12/2016	EUR	4,310,000	6,120,047
Veolia Environnement, Series EMTN, 5.125%, 5/24/2022	EUR	3,970,000	5,549,939
Wendel, 4.375%, 8/09/2017	EUR	3,050,000	3,373,046
Wendel, 4.875%, 5/26/2016	EUR	10,150,000	12,588,786

			148,803,113

Germany – 12.2%
Bertelsmann AG, Series EMTN, 3.625%, 10/06/2015	EUR	4,170,000	5,690,610
Bundesrepublik Deutschland, Series 06, 3.750%, 1/04/2017	EUR	38,060,000	59,348,106
Bundesrepublik Deutschland, Series 97, 6.500%, 7/04/2027	EUR	5,040,000	9,971,341
Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010	EUR	15,925,000	24,339,885
Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037	JPY	1,140,000,000	11,788,250
Kreditanstalt fuer Wiederaufbau, Series INTL, 1.850%, 9/20/2010	JPY	2,214,000,000	22,779,790
Munchener Hypothekenbank eG, 5.000%, 1/16/2012	EUR	31,180,000	50,832,596
Republic of Germany, 3.250%, 4/17/2009	EUR	23,200,000	36,421,494
Republic of Germany, 4.000%, 4/13/2012	EUR	46,195,000	74,027,901
Republic of Germany, 4.000%, 1/04/2037	EUR	7,639,000	11,012,645

			306,212,618

India – 0.9%
Canara Bank Ltd., 6.365%, 11/28/2021(b)(c)		17,350,000	15,446,896
ICICI Bank Ltd., 6.375%, 4/30/2022, 144A(c)		7,800,000	6,707,961

			22,154,857

Indonesia – 0.5%
Indonesia Treasury Bond, 11.000%, 12/15/2012	IDR	122,434,000,000	13,591,610

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Ireland – 1.1%
Depfa ACS Bank, Series EMTN, 1.875%, 5/07/2009	CHF	2,160,000	$2,153,318
Republic of Ireland, 4.600%, 4/18/2016	EUR	15,675,000	25,508,844

			27,662,162

Japan – 5.8%
Development Bank of Japan, 1.750%, 3/17/2017(b)	JPY	7,520,000,000	77,379,880
Japan Government, 0.900%, 9/15/2009	JPY	6,650,000,000	67,036,176

			144,416,056

Korea – 0.5%
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A		1,610,000	1,636,163
SK Telecom Co., Ltd., 6.625%, 7/20/2027, 144A		11,225,000	10,486,613

			12,122,776

Luxembourg – 0.3%
Telecom Italia Capital, 5.250%, 10/01/2015		1,660,000	1,508,122
Telecom Italia Capital, 6.375%, 11/15/2033		1,910,000	1,670,060
Telecom Italia Capital SA, 4.950%, 9/30/2014		3,990,000	3,631,139

			6,809,321

Mexico – 0.5%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A		3,920,000	3,939,600
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(b)		8,210,000	8,148,425

			12,088,025

Netherlands – 1.8%
Bite Finance International, 8.106%, 3/15/2014, 144A(c)	EUR	2,820,000	3,561,657
Excelcomindo Finance Co., 7.125%, 1/18/2013, 144A		1,460,000	1,430,800
Kingdom of Netherlands, 5.500%, 1/15/2028	EUR	12,995,000	22,849,107
Koninklijke KPN NV, Series GMTN, 4.750%, 1/17/2017	EUR	6,400,000	8,882,824
Linde Finance BV, Series EMTN, 4.750%, 4/24/2017	EUR	3,865,000	5,706,774
Majapahit Holding BV, 7.250%, 6/28/2017, 144A		3,340,000	3,173,000

			45,604,162

Poland – 0.5%
Republic of Poland, Series 2BR, 1.020%, 6/09/2009	JPY	1,200,000,000	12,040,088

Singapore – 1.8%
Government of Singapore, 3.625%, 7/01/2011	SGD	9,640,000	7,539,412
Government of Singapore, 4.625%, 7/01/2010	SGD	45,450,000	35,697,261
SP Powerassets Ltd., 3.730%, 10/22/2010	SGD	2,340,000	1,762,685

			44,999,358

South Africa – 0.8%
Edcon Proprietary Ltd., 7.856%, 6/15/2014, 144A(c)	EUR	8,335,000	8,684,855
Republic of South Africa, 4.500%, 4/05/2016	EUR	9,090,000	12,528,271

			21,213,126

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Spain – 0.8%
Instituto de Credito Oficial, Series EMTN, 0.800%, 9/28/2009	JPY	1,565,000,000	$15,700,210
Telefonica Emisiones SAU, 6.221%, 7/03/2017		4,610,000	4,638,743

			20,338,953

Supranational – 4.1%
Asia Development Bank, 2.350%, 6/21/2027	JPY	1,700,000,000	18,146,988
European Investment Bank, 1.250%, 9/20/2012(b)	JPY	2,400,000,000	24,514,406
European Investment Bank, 1.400%, 6/20/2017	JPY	3,930,000,000	40,003,047
European Investment Bank, Series EMTN, 6.500%, 8/12/2014	PLN	43,400,000	20,323,668

			102,988,109

United Kingdom – 3.1%
British Sky Broadcasting Group PLC, 6.100%, 2/15/2018, 144A		9,150,000	9,129,083
BSKYB Finance UK PLC, 5.750%, 10/20/2017	GBP	3,270,000	5,977,243
FCE Bank PLC, Series EMTN, 7.125%, 1/15/2013	EUR	1,250,000	1,559,014
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	75,579,375,000	6,381,345
Lloyds TSB Bank PLC, 4.385%, 5/29/2049(c)	EUR	5,225,000	6,519,122
Lloyds TSB Group PLC, 5.875%, 7/08/2014	EUR	1,235,000	2,025,189
Network Rail MTN Finance PLC, Series EMTN, 4.875%, 3/06/2009	GBP	6,200,000	12,323,255
Standard Chartered Bank, 6.750%, 4/27/2009	GBP	800,000	1,592,082
United Kingdom Treasury, 5.000%, 3/07/2025	GBP	13,585,000	28,312,250
United Kingdom Treasury, 5.250%, 6/07/2012	GBP	2,520,000	5,251,236

			79,069,819

United States – 44.1%
Ahold Finance USA, Inc., Series EMTN, 6.500%, 3/14/2017	GBP	5,960,000	11,272,578
Albertson’s, Inc., 6.625%, 6/01/2028		830,000	706,107
Albertson’s, Inc., 7.450%, 8/01/2029		5,544,000	5,104,948
Albertson’s, Inc., 7.750%, 6/15/2026		50,000	47,151
Albertson’s, Inc., 8.000%, 5/01/2031		1,000,000	953,260
ALLTEL Corp., 6.500%, 11/01/2013		1,335,000	981,225
ALLTEL Corp., 6.800%, 5/01/2029		1,595,000	1,020,800
ALLTEL Corp., 7.000%, 7/01/2012		2,865,000	2,292,000
ALLTEL Corp., 7.000%, 3/15/2016(b)		160,000	115,200
ALLTEL Corp., 7.875%, 7/01/2032		3,220,000	2,125,200
American Express Co., 6.150%, 8/28/2017		2,955,000	2,941,375
American Express Co., 7.000%, 3/19/2018		8,722,000	9,156,521
ASIF Global Financing XXVII, 2.380%, 2/26/2009, 144A	SGD	16,300,000	11,840,542
Bank of America, 5.300%, 3/15/2017		15,925,000	15,817,602
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	6,820,000,000	7,171,553
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	3,250,000,000	3,449,690
Barclays Financial LLC, 5.780%, 3/23/2009, 144A(c)	KRW	4,844,220,000	5,021,534
Biogen Idec, Inc., 6.000%, 3/01/2013		10,850,000	10,977,943
Bristol-Myers Squibb Co., 4.625%, 11/15/2021	EUR	3,700,000	5,153,012
Cardinal Health, Inc., 6.000%, 6/15/2017		4,570,000	4,656,821
Cargill, Inc., 5.600%, 9/15/2012, 144A		5,595,000	5,734,008

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Chesapeake Energy Corp., 6.250%, 1/15/2017	EUR	250,000	$357,192
Chesapeake Energy Corp., 6.500%, 8/15/2017		1,990,000	1,920,350
Chesapeake Energy Corp., 6.875%, 11/15/2020		5,615,000	5,446,550
CIT Group, Inc., 5.500%, 12/01/2014	GBP	11,655,000	14,269,647
CIT Group, Inc., Series EMTN, 3.800%, 11/14/2012	EUR	1,100,000	1,054,150
CIT Group, Inc., Series EMTN, 5.500%, 12/20/2016	GBP	4,150,000	5,138,562
CIT Group, Inc., Series GMTN, 4.250%, 9/22/2011	EUR	1,400,000	1,417,368
CIT Group, Inc., Series GMTN, 5.000%, 5/13/2014	EUR	350,000	353,679
Citi Credit Card Issuance Trust, 5.375%, 4/10/2013	EUR	5,130,000	8,005,632
Citigroup, Inc., 5.000%, 9/15/2014		19,620,000	18,490,398
Citizens Communications Co., 6.250%, 1/15/2013		11,175,000	10,113,375
Citizens Communications Co., 7.125%, 3/15/2019		1,205,000	1,054,375
Citizens Communications Co., 9.000%, 8/15/2031		1,795,000	1,570,625
Comcast Corp., 4.950%, 6/15/2016		6,300,000	5,864,317
Comcast Corp., 5.900%, 3/15/2016		3,360,000	3,332,599
Comcast Corp., 6.950%, 8/15/2037		3,444,000	3,450,905
Community Health Systems, Inc., 8.875%, 7/15/2015		3,490,000	3,503,087
Corning, Inc., 5.900%, 3/15/2014		1,675,000	1,756,413
Corning, Inc., 6.200%, 3/15/2016		3,670,000	3,809,130
Couche-Tard US/Finance, 7.500%, 12/15/2013(b)		3,775,000	3,765,562
CSX Corp., 5.600%, 5/01/2017		859,000	816,151
CSX Corp., 6.000%, 10/01/2036(b)		5,358,000	4,612,616
CVS Caremark Corp., 5.750%, 6/01/2017		21,345,000	21,677,150
DaimlerChrysler NA Holding, 4.875%, 6/15/2010		3,285,000	3,304,845
Delta Air Lines, Inc., 6.821%, 8/10/2022, 144A		7,578,417	7,123,712
Delta Air Lines, Inc., 8.021%, 8/10/2022, 144A		2,045,504	1,861,408
Energy Future Holdings Corp., Series P, 5.550%, 11/15/2014		1,390,000	1,085,369
Energy Future Holdings Corp., Series Q, 6.500%, 11/15/2024		12,560,000	8,918,580
Erac USA Finance Co., 6.375%, 10/15/2017, 144A		4,730,000	4,226,184
Erac USA Finance Co., 7.000%, 10/15/2037, 144A		2,496,000	2,051,887
Federal Home Loan Mortgage Corp., 4.000%, 12/01/2019		142,427	139,442
Federal Home Loan Mortgage Corp., 4.000%, 9/01/2020		954,271	930,950
Federal Home Loan Mortgage Corp., 4.500%, 9/01/2020		4,359,479	4,341,854
Federal Home Loan Mortgage Corp., 5.000%, 4/01/2020		3,229,135	3,268,744
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2035		20,520,343	20,350,773
Federal Home Loan Mortgage Corp., 5.500%, 5/01/2020		1,778,098	1,818,259
Federal Home Loan Mortgage Corp., 5.500%, 1/01/2021		1,157,654	1,183,801
Federal Home Loan Mortgage Corp., 5.500%, 4/01/2037		54,536,295	55,136,717

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Federal Home Loan Mortgage Corp., 6.000%, 5/01/2018		$603,224	$622,215
Federal Home Loan Mortgage Corp., 6.000%, 10/01/2020		1,076,980	1,109,125
Federal Home Loan Mortgage Corp., 6.500%, 8/01/2035		765,773	795,740
Federal Home Loan Mortgage Corp., 6.500%, 10/01/2035		903,263	938,611
Federal National Mortgage Association, 2.290%, 2/19/2009	SGD	16,200,000	11,839,258
Federal National Mortgage Association, 4.500%, 6/01/2019(d)		4,395,496	4,388,026
Federal National Mortgage Association, 5.000%, 10/01/2019		1,459,076	1,477,997
Federal National Mortgage Association, 5.000%, 10/01/2019		389,712	394,765
Federal National Mortgage Association, 5.000%, 4/01/2020		372,478	376,821
Federal National Mortgage Association, 5.000%, 6/01/2020		690,083	698,127
Federal National Mortgage Association, 5.000%, 9/01/2035(d)		9,814,939	9,728,666
Federal National Mortgage Association, 5.000%, 5/01/2036		854,283	846,774
Federal National Mortgage Association, 5.500%, 11/01/2016		449,972	461,869
Federal National Mortgage Association, 5.500%, 5/01/2020		1,997,958	2,045,108
Federal National Mortgage Association, 5.500%, 9/01/2020		753,460	771,982
Federal National Mortgage Association, 5.500%, 11/01/2034		1,416,364	1,433,386
Federal National Mortgage Association, 5.500%, 6/01/2035		6,432,179	6,506,159
Federal National Mortgage Association, 5.500%, 9/01/2035		3,835,893	3,880,012
Federal National Mortgage Association, 5.500%, 12/01/2035		18,779,027	18,995,015
Federal National Mortgage Association, 5.500%, 4/01/2036		13,685,075	13,842,475
Federal National Mortgage Association, 5.500%, 6/01/2037(d)		8,779,650	8,871,031
Federal National Mortgage Association, 6.000%, 6/01/2017		1,007,924	1,038,950
Federal National Mortgage Association, 6.000%, 11/01/2017		778,566	803,585
Federal National Mortgage Association, 6.000%, 9/01/2021		2,371,779	2,443,530
Federal National Mortgage Association, 6.000%, 11/01/2034		2,435,147	2,503,189
Federal National Mortgage Association, 6.000%, 4/01/2035		2,914,032	2,995,455
Federal National Mortgage Association, 6.000%, 5/01/2035		3,014,841	3,093,859

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Federal National Mortgage Association, 6.000%, 8/01/2037		$14,238,227	$14,598,596
Federal National Mortgage Association, 6.500%, 3/01/2033		1,647,626	1,720,696
Federal National Mortgage Association, 6.500%, 6/01/2035		451,290	468,287
Federal National Mortgage Association, 6.500%, 7/01/2035		186,395	193,415
Federal National Mortgage Association, 6.500%, 10/01/2035		1,408,371	1,463,353
Ford Motor Credit Co. LLC, 5.700%, 1/15/2010		10,030,000	8,713,542
Ford Motor Credit Co. LLC, Series EMTN, 4.875%, 1/15/2010	EUR	1,750,000	2,324,651
General Electric Capital Corp., 0.750%, 2/05/2009(b)	JPY	1,365,000,000	13,658,860
General Electric Capital Corp., 2.250%, 2/09/2009	CHF	10,980,000	10,976,197
General Electric Capital Corp., Series EMTN, 1.000%, 3/21/2012	JPY	2,035,000,000	19,979,972
General Electric Capital Corp., Series EMTN, 1.725%, 6/27/2008	SGD	2,250,000	1,634,867
Georgia-Pacific Corp., 7.125%, 1/15/2017, 144A		1,860,000	1,720,500
Georgia-Pacific Corp., 7.250%, 6/01/2028		4,540,000	3,700,100
Georgia-Pacific LLC, 8.000%, 1/15/2024		180,000	158,400
Georgia-Pacific LLC, 8.875%, 5/15/2031		1,805,000	1,606,450
Goldman Sachs Group, Inc. (The), 4.723%, 5/23/2016(c)	EUR	8,500,000	11,596,196
Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038	GBP	3,500,000	6,509,773
Government National Mortgage Association, 5.500%, 11/20/2034		508,898	518,901
Government National Mortgage Association, 5.500%, 2/20/2036		1,508,091	1,537,069
Government National Mortgage Association, 6.000%, 10/20/2035		930,737	961,179
Government National Mortgage Association, 6.000%, 5/15/2037		2,618,145	2,705,932
Government National Mortgage Association, 6.500%, 7/20/2037		4,020,625	4,186,485
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037		11,075,000	11,006,612
HCA, Inc., 5.750%, 3/15/2014		265,000	218,625
HCA, Inc., 6.375%, 1/15/2015		1,170,000	990,113
HCA, Inc., 6.500%, 2/15/2016(b)		2,360,000	1,988,300
HCA, Inc., 7.580%, 9/15/2025		614,000	480,604
HCA, Inc., 7.690%, 6/15/2025		625,000	495,341
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A		5,680,000	5,325,000
Home Depot, Inc., 5.875%, 12/16/2036		5,400,000	4,408,387
Hospira, Inc., 5.550%, 3/30/2012		3,120,000	3,224,947
Hospira, Inc., 6.050%, 3/30/2017		890,000	882,103
Host Hotels & Resorts LP, 6.875%, 11/01/2014		4,255,000	4,052,887
Host Marriott LP, Series O, 6.375%, 3/15/2015		6,040,000	5,617,200
Host Marriott LP, Series Q, 6.750%, 6/01/2016		3,745,000	3,501,575
HSBC Bank USA, Zero Coupon Bond, 4/18/2012, 144A	MYR	7,370,000	2,274,250

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Global Bond Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
HSBC Bank USA, Zero Coupon Bond, 5/17/2012, 144A	MYR	36,855,000	$11,290,985
HSBC Bank USA, 3.310%, 8/25/2010, 144A		11,760,000	14,196,672
JPMorgan Chase & Co., Zero Coupon Bond, 10/22/2012, 144A	KRW	11,947,200,000	9,513,366
JPMorgan Chase & Co., Zero Coupon Bond, 11/01/2012, 144A	MYR	16,825,000	4,624,837
JPMorgan Chase & Co., 5.125%, 9/15/2014		15,965,000	15,774,218
JPMorgan Chase & Co., 5.150%, 10/01/2015		6,000,000	5,893,698
JPMorgan Chase & Co., Series EMTN, Zero Coupon Bond, 6/08/2012, 144A	MYR	67,400,675	18,781,998
JPMorgan Chase & Co., Series EMTN, Zero Coupon Bond, 9/10/2012, 144A	MYR	12,911,029	3,570,363
JPMorgan Chase And Co., Zero Coupon Bond, 11/01/2012, 144A	KRW	2,381,600,000	1,902,442
Kinder Morgan Energy Partners LP, 5.950%, 2/15/2018		10,800,000	10,695,910
Kraft Foods, Inc., 6.000%, 2/11/2013(b)		7,055,000	7,293,903
Kraft Foods, Inc., 6.875%, 2/01/2038(b)		8,065,000	7,936,726
L-3 Communications Corp., 5.875%, 1/15/2015		1,935,000	1,852,763
L-3 Communications Corp., 6.125%, 7/15/2013		830,000	811,325
L-3 Communications Corp., 6.125%, 1/15/2014		280,000	273,000
Lehman Brothers Holdings, Inc., 5.750%, 1/03/2017		4,355,000	3,934,250
Lucent Technologies, Inc., 6.450%, 3/15/2029		7,950,000	5,684,250
Medco Health Solutions, Inc., 7.125%, 3/15/2018		9,465,000	9,698,208
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039		5,755,000	5,705,303
Morgan Stanley, 5.375%, 11/14/2013	GBP	2,010,000	3,661,228
Motorola, Inc., 6.625%, 11/15/2037		6,000,000	4,640,622
Nabors Industries, Inc., 6.150%, 2/15/2018, 144A		6,235,000	6,382,682
National Semiconductor Corp., 6.150%, 6/15/2012		9,275,000	9,473,068
News America, Inc., 6.150%, 3/01/2037		5,730,000	5,412,741
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		5,475,000	4,215,750
NGPL PipeCo LLC, 6.514%, 12/15/2012, 144A		8,320,000	8,640,686
NGPL PipeCo LLC, 7.119%, 12/15/2017, 144A		1,740,000	1,799,926
NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A		1,740,000	1,787,944
Nisource Finance Corp., 6.400%, 3/15/2018		5,925,000	5,933,562
NRG Energy, Inc., 7.375%, 1/15/2017		1,285,000	1,249,663
Owens & Minor, Inc., 6.350%, 4/15/2016		5,630,000	5,689,723
Petrobras International Finance Co., 5.875%, 3/01/2018		15,600,000	15,015,718
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		855,000	692,550
Qwest Capital Funding, Inc., 6.875%, 7/15/2028(b)		250,000	196,250
Qwest Capital Funding, Inc., 7.250%, 2/15/2011		1,435,000	1,363,250
Qwest Capital Funding, Inc., 7.750%, 2/15/2031(b)		1,845,000	1,549,800
Qwest Corp., 6.500%, 6/01/2017(b)		734,000	662,435
Qwest Corp., 6.875%, 9/15/2033		1,815,000	1,452,000
Qwest Corp., 7.200%, 11/10/2026		100,000	84,250

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

United States – continued
Qwest Corp., 7.250%, 9/15/2025		$1,656,000	$1,440,720
Qwest Corp., 7.250%, 10/15/2035		2,630,000	2,169,750
R.H. Donnelley Corp., 6.875%, 1/15/2013		1,950,000	1,189,500
R.H. Donnelley Corp., 8.875%, 10/15/2017, 144A		925,000	578,125
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013		4,535,000	2,766,350
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013		4,300,000	2,623,000
RBS Capital Trust, 4.243%, 1/12/2016(c)	EUR	4,485,000	5,476,417
Reynolds American, Inc., 6.750%, 6/15/2017		9,755,000	9,866,822
SLM Corp., 4.000%, 1/15/2010		2,815,000	2,365,867
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		4,740,000	3,567,803
Sprint Nextel Corp., 6.000%, 12/01/2016		6,775,000	5,267,562
SUPERVALU, Inc., 7.500%, 11/15/2014		1,735,000	1,752,351
Texas Competitive Electric Holdings Co. LLC, 10.250%, 11/01/2015, 144A		2,225,000	2,216,656
Textron, Inc., 3.875%, 3/11/2013	EUR	4,000,000	6,037,653
Time Warner, Inc., 6.625%, 5/15/2029(b)		7,255,000	6,802,709
Time Warner, Inc., 6.950%, 1/15/2028		2,055,000	1,996,100
TXU Corp., Series R, 6.550%, 11/15/2034(b)		2,700,000	1,906,141
U.S. Treasury Notes, 2.875%, 1/31/2013(b)		81,280,000	82,848,460
U.S. Treasury Notes, 3.375%, 11/30/2012(b)		65,440,000	68,175,196
U.S. Treasury Notes, 4.500%, 3/31/2012(b)		9,720,000	10,556,076
U.S. Treasury Notes, 5.000%, 7/31/2008(b)(d)		16,885,000	17,084,192
Union Pacific Corp., 5.375%, 6/01/2033(b)		1,198,000	1,050,307
Union Pacific Corp., 5.450%, 1/31/2013		2,535,000	2,608,900
Union Pacific Corp., 5.650%, 5/01/2017		4,190,000	4,180,962
Unitedhealth Group, Inc., 6.000%, 2/15/2018(b)		23,035,000	22,563,174
Wells Fargo & Co., 4.625%, 11/02/2035	GBP	12,030,000	18,486,205

			1,107,277,586

Uruguay – 0.8%
Republic of Uruguay, 4.250%, 4/05/2027	UYU	431,936,901	21,281,377

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $2,201,566,226)			2,324,504,021

TOTAL BONDS AND NOTES
(Identified Cost $2,201,566,226)			2,324,504,021

		Shares

PREFERRED STOCKS – 1.3%

NON-CONVERTIBLE PREFERRED STOCKS – 1.3%

United States – 1.3%
Federal Home Loan Mortgage Corp., 8.375%(b)		505,450	12,332,980
Federal National Mortgage Association, 8.250%(b)		853,775	20,533,289

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $34,621,942)			32,866,269

TOTAL PREFERRED STOCKS
(Identified Cost $34,621,942)			32,866,269

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Global Bond Fund – continued

	Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 14.3%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation dated 3/31/08 at 1.250% to be repurchased at $75,025,605 on 4/01/08 collateralized by $68,055,000 Federal National Mortgage Association, 5.020% due 11/21/2012 valued at $70,436,925; and $5,940,000 Federal National Mortgage Association, 4.750% due 1/2/2013 valued at $6,090,401 including accrued interest (Note 2h of Notes to Financial Statements)	$75,023,000	$75,023,000

	Shares
State Street Navigator Securities Lending Prime Portfolio(e)	283,468,823	283,468,823

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $358,491,823)		358,491,823

TOTAL INVESTMENTS – 108.1%
(Identified Cost $2,594,679,991)(a)		2,715,862,113
Other assets less liabilities—(8.1)%		(203,444,361)

NET ASSETS – 100.0%		$2,512,417,752

(†) See Note 2a of Notes to Financial Statements.
(‡) Principal amount stated in U.S. dollars unless otherwise noted.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

             At March 31, 2008, the net unrealized appreciation on investments based on a cost of $2,599,183,285 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$161,803,701
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(45,124,873)

Net unrealized appreciation		$116,678,828

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	Represents investment of securities lending collateral.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $233,431,580 or 9.3% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; CHF: Swiss Franc; COP: Colombian Peso; EGP: Egyptian Pound; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; JPY: Japanese Yen; KRW: South Korean Won; MYR: Malaysian Ringgit; PLN: Polish Zloty; SGD: Singapore Dollar; UYU: Uruguayan Peso

At March 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Notional Value	Unrealized Depreciation
U.S. Treasury Bond	06/19/2008	150	$17,819,531	($553,400)

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Treasuries	18.2%
Sovereigns	13.0
Banking	11.4
Mortgage Related	10.9
Supranational	4.1
Wirelines	3.2
Non-Captive Diversified	2.8
Government Guaranteed	2.5
Other, less than 2% each	27.7

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 94.3% of Net Assets

Automotive – 1.4%
Ford Motor Co., 6.625%, 2/15/2028		$20,000	$12,200
Ford Motor Co., 6.625%, 10/01/2028		185,000	112,850
Ford Motor Co., 7.450%, 7/16/2031		140,000	92,400
Ford Motor Co., 7.500%, 8/01/2026		15,000	9,600

			227,050

Brokerage – 0.6%
Goldman Sachs Group, Inc., 6.750%, 10/01/2037		100,000	93,033

Construction Machinery – 0.9%
Joy Global, Inc., 6.625%, 11/15/2036		165,000	152,984

Electric – 0.5%
Energy Future Holdings Corp., Series Q, 6.500%, 11/15/2024		10,000	7,101
Texas Competitive Electric Holdings Co., 10.250%, 11/01/2015, 144A		80,000	79,700

			86,801

Food & Beverage – 0.4%
Dean Foods Co., 6.900%, 10/15/2017		75,000	64,125

Independent Energy – 0.2%
Chesapeake Energy Corp., 6.500%, 8/15/2017		35,000	33,775

Lodging – 0.2%
Royal Caribbean Cruises Ltd., 7.500%, 10/15/2027		50,000	42,420

Metals & Mining – 0.3%
United States Steel Corp., 6.650%, 6/01/2037		55,000	46,492

Non-Captive Consumer – 0.8%
Residential Capital LLC, 8.500%, 4/17/2013(c)		50,000	24,250
SLM Corp., 5.050%, 11/14/2014		25,000	18,182
SLM Corp., Series A, MTN, 5.000%, 10/01/2013		30,000	22,581
SLM Corp., Series A, MTN, 5.000%, 4/15/2015		45,000	32,063
SLM Corp., Series A, MTN, 5.375%, 5/15/2014		5,000	3,752
SLM Corp., Series A, MTN, 5.625%, 8/01/2033		45,000	31,163

			131,991

Non-Captive Diversified – 2.9%
General Electric Capital Corp., Series GMTN, 2.960%, 5/18/2012	SGD	200,000	145,672
General Electric Capital Corp., Series A, GMTN, 3.485%, 3/08/2012	SGD	300,000	221,655
iStar Financial, Inc., 5.150%, 3/01/2012		35,000	25,900
iStar Financial, Inc., 5.375%, 4/15/2010		5,000	3,950
iStar Financial, Inc., 5.500%, 6/15/2012		5,000	3,700
iStar Financial, Inc., 5.650%, 9/15/2011		15,000	11,400
iStar Financial, Inc., 5.850%, 3/15/2017		5,000	3,450
iStar Financial, Inc., 5.875%, 3/15/2016		20,000	14,000
iStar Financial, Inc., 6.050%, 4/15/2015		5,000	3,550
iStar Financial, Inc., Series B, 5.125%, 4/01/2011		5,000	3,850
iStar Financial, Inc., Series B, 5.950%, 10/15/2013		55,000	40,150

			477,277

Paper – 0.4%
Georgia-Pacific Corp., 7.700%, 6/15/2015		70,000	65,800

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Pipelines – 0.2%
Colorado Interstate Gas Co., 5.950%, 3/15/2015		$3,000		$2,970
Southern Natural Gas Co., 7.350%, 2/15/2031		30,000		30,725

				33,695

Sovereigns – 0.9%
Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015	MXN	15,000	(††)	145,705

Technology – 1.1%
Agilent Technologies, Inc., 6.500%, 11/01/2017		105,000		105,364
Lucent Technologies, Inc., 6.450%, 3/15/2029		90,000		64,350
Lucent Technologies, Inc., 6.500%, 1/15/2028		15,000		10,725

				180,439

Textile – 0.0%
Jones Apparel Group, Inc., 6.125%, 11/15/2034		10,000		6,800

Treasuries – 81.0%
U.S. Treasury Inflation Index Bonds, 1.625%, 1/15/2018(b)		302,220		317,355
U.S. Treasury Inflation Index Bonds, 2.000%, 1/15/2026(b)		170,133		175,396
U.S. Treasury Inflation Index Bonds, 2.375%, 1/15/2017(b)		758,727		846,811
U.S. Treasury Inflation Index Bonds, 2.375%, 1/15/2025(b)		772,545		840,565
U.S. Treasury Inflation Index Bonds, 2.500%, 7/15/2016		297,834		335,505
U.S. Treasury Inflation Index Bonds, 3.375%, 4/15/2032		1,498,127		1,967,228
U.S. Treasury Inflation Index Notes, 0.875%, 4/15/2010(b)		880,076		900,633
U.S. Treasury Inflation Index Notes, 1.625%, 1/15/2015(b)		613,425		650,662
U.S. Treasury Inflation Index Notes, 1.875%, 7/15/2013(b)		930,763		1,003,915
U.S. Treasury Inflation Index Notes, 1.875%, 7/15/2015(b)		602,186		650,032
U.S. Treasury Inflation Index Notes, 2.000%, 4/15/2012(b)		109,204		117,574
U.S. Treasury Inflation Index Notes, 2.000%, 1/15/2014(b)		713,869		773,209
U.S. Treasury Inflation Index Notes, 2.000%, 7/15/2014		660,582		717,402
U.S. Treasury Inflation Index Notes, 2.000%, 1/15/2016(b)		441,282		478,481
U.S. Treasury Inflation Index Notes, 2.375%, 4/15/2011(b)		404,046		434,097
U.S. Treasury Inflation Index Notes, 2.375%, 1/15/2027(b)		413,375		451,225
U.S. Treasury Inflation Index Notes, 2.625%, 7/15/2017(b)		997,924		1,137,166
U.S. Treasury Inflation Index Notes, 3.000%, 7/15/2012(b)		721,875		809,063
U.S. Treasury Inflation Index Notes, 3.375%, 1/15/2012(b)		196,112		220,764

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Inflation Protected Securities Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Treasuries – continued
U.S. Treasury Inflation Index Notes, 3.500%, 1/15/2011		$339,528	$375,470
U.S. Treasury Inflation Index Notes, 4.250%, 1/15/2010		150,528	163,323

			13,365,876

Wireless – 0.6%
ALLTEL Corp., 7.875%, 7/01/2032		20,000	13,200
Sprint Capital Corp., 6.875%, 11/15/2028		120,000	89,400

			102,600

Wirelines – 1.9%
AT&T Corp., 8.000%, 11/15/2031		80,000	93,481
Bell Canada, 5.000%, 2/15/2017	CAD	30,000	22,863
Bell Canada, 6.550%, 5/01/2029, 144A	CAD	5,000	3,681
Bell Canada, 7.300%, 2/23/2032	CAD	15,000	11,954
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	35,000	24,951
Embarq Corp., 7.995%, 6/01/2036		165,000	150,687

			307,617

TOTAL BONDS AND NOTES
(Identified Cost $14,941,220)			15,564,480

		Shares

PREFERRED STOCKS – 0.7%

NON-CONVERTIBLE PREFERRED STOCKS – 0.7%

Thrifts & Mortgage Finance – 0.7%
Federal Home Loan Mortgage Corp., 8.375%		1,160	28,304
Federal National Mortgage Association, 8.250%		3,500	84,175

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $116,500)			112,479

TOTAL PREFERRED STOCKS
(Identified Cost $116,500)			112,479

		Principal Amount (‡)

SHORT-TERM INVESTMENTS – 29.7%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.25% to be repurchased at $743,026 on 4/01/08 collateralized by $755,000 Federal Home Loan Mortgage Corp., 5.510% due 1/23/23 valued at $758,956, including accrued interest (Note 2h of Notes to Financial Statements)		$743,000	743,000

		Shares
State Street Navigator Securities Lending Prime Portfolio(c)		4,165,445	4,165,445

Value (†)

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $4,908,445)	$4,908,445

TOTAL INVESTMENTS – 124.7%
(Identified Cost $19,966,165)(a)	20,585,404
Other assets less liabilities—(24.7)%	(4,076,398)

NET ASSETS – 100.0%	$16,509,006

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

             At March 31, 2008, the net unrealized appreciation on investments based on a cost of $20,057,553 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$788,262
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(260,411)

Net unrealized appreciation	$527,851

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Represents investment of securities lending collateral.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $83,381 or 0.5% of net assets.
GMTN	Global Medium Term Note
MTN	Medium Term Note

Key to Abbreviations: CAD Canadian Dollar; MXN: Mexican Peso; SGD: Singapore Dollar

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Treasuries	81.0%
Non-Captive Diversified	2.9
Other, less than 2% each	11.1

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Institutional High Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 85.4% of Net Assets

NON-CONVERTIBLE BONDS – 75.9%

Aerospace & Defense – 1.0%
Bombardier, Inc., 7.350%, 12/22/2026	CAD	600,000	$544,568
Bombardier, Inc., 7.450%, 5/01/2034, 144A		1,500,000	1,402,500

			1,947,068

Airlines – 0.6%
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011		34,639	33,470
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019		336,104	314,257
Continental Airlines, Inc., Series 2001-1B, 7.373%, 12/15/2015		180,851	163,670
Delta Air Lines, Inc., 8.954%, 8/10/2014, 144A		588,944	547,718

			1,059,115

Automotive – 6.2%
Cummins, Inc., 7.125%, 3/01/2028		350,000	345,395
FCE Bank PLC, Series EMTN, 7.125%, 1/16/2012	EUR	150,000	189,450
Ford Motor Co., 6.500%, 8/01/2018(b)		20,000	13,400
Ford Motor Co., 6.625%, 2/15/2028		30,000	18,300
Ford Motor Co., 6.625%, 10/01/2028		1,510,000	921,100
Ford Motor Co., 7.125%, 11/15/2025		190,000	125,400
Ford Motor Co., 7.450%, 7/16/2031		1,685,000	1,112,100
Ford Motor Co., 7.500%, 8/01/2026		30,000	19,200
Ford Motor Credit Co., 5.700%, 1/15/2010		2,980,000	2,588,869
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016		940,000	735,836
Ford Motor Credit Co. LLC, 8.625%, 11/01/2010		70,000	60,991
Ford Motor Credit Co. LLC, 9.750%, 9/15/2010		155,000	138,070
Ford Motor Credit Co. LLC, Series EMTN, 4.875%, 1/15/2010	EUR	130,000	172,688
General Motors Corp., 7.400%, 9/01/2025(b)		5,110,000	3,423,700
General Motors Corp., 8.250%, 7/15/2023		645,000	451,500
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028		1,750,000	1,426,250

			11,742,249

Banking – 3.6%
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	50,000,000	1,624,145
Barclays Financial LLC, Series EMTN, 4.100%, 3/22/2010, 144A	THB	11,000,000	357,067
BNP Paribas SA, Series EMTN, Zero Coupon Bond, 6/13/2011, 144A	IDR	10,477,600,000	817,264
HSBC Bank USA, 3.310%, 8/25/2010, 144A		500,000	603,600
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	6,846,018,000	548,053
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	5,376,000,000	429,963
JPMorgan Chase & Co., Zero Coupon Bond, 5/07/2012, 144A	BRL	2,200,000	999,476
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	9,533,078,500	804,901
Rabobank Nederland, 14.000%, 1/28/2009, 144A	ISK	40,000,000	530,728

			6,715,197

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Brokerage – 0.0%
Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	$10,000	$8,536
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	5,000	4,937
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	10,000	10,334

		23,807

Building Materials – 0.1%
Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)	125,000	91,250
USG Corp., 6.300%, 11/15/2016	175,000	138,250

		229,500

Chemicals – 3.2%
Borden, Inc., 7.875%, 2/15/2023	1,474,000	913,880
Borden, Inc., 9.200%, 3/15/2021	2,541,000	1,702,470
Georgia Gulf Corp., 10.750%, 10/15/2016(b)	500,000	327,500
Hercules, Inc., 6.500%, 6/30/2029	1,743,000	1,394,400
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	1,405,000	1,390,950
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	400,000	408,000

		6,137,200

Construction Machinery – 0.9%
Great Lakes Dredge & Dock Corp., 7.750%, 12/15/2013(b)	300,000	274,500
United Rentals North America, Inc., 7.000%, 2/15/2014	1,315,000	1,032,275
United Rentals North America, Inc., 7.750%, 11/15/2013(b)	430,000	350,450

		1,657,225

Electric – 5.5%
AES Corp. (The), 7.750%, 3/01/2014	1,185,000	1,192,406
AES Corp. (The), 7.750%, 10/15/2015	645,000	649,838
Dynegy Holdings, Inc., 7.125%, 5/15/2018	100,000	90,000
Dynegy Holdings, Inc., 7.625%, 10/15/2026	490,000	415,275
Dynegy Holdings, Inc., 7.750%, 6/01/2019	1,250,000	1,168,750
Dynegy Holdings, Inc., 8.375%, 5/01/2016	250,000	247,500
Energy Future Holdings Corp., Series P, 5.550%, 11/15/2014	920,000	718,374
Energy Future Holdings Corp., Series Q, 6.500%, 11/15/2024	1,515,000	1,075,768
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027	1,685,000	1,444,887
NRG Energy, Inc., 7.375%, 2/01/2016	575,000	563,500
Quezon Power Philippines Co., 8.860%, 6/15/2017	392,500	396,425
Reliant Energy, Inc., 7.875%, 6/15/2017(b)	1,025,000	1,019,875
TXU Corp., Series R, 6.550%, 11/15/2034	420,000	296,511
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(c)	1,000,000	1,025,397

		10,304,506

Entertainment – 0.0%
Six Flags, Inc., 9.625%, 6/01/2014(b)	140,000	79,100

Food & Beverage – 0.5%
Dean Foods Co., 7.000%, 6/01/2016	225,000	196,875
Dole Food Co., Inc., 8.625%, 5/01/2009	50,000	43,500
Sara Lee Corp., 6.125%, 11/01/2032	690,000	650,362

		890,737

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – 3.7%
HCA, Inc., 5.750%, 3/15/2014	$10,000	$8,250
HCA, Inc., 6.250%, 2/15/2013	10,000	8,700
HCA, Inc., 6.375%, 1/15/2015	545,000	461,206
HCA, Inc., 6.500%, 2/15/2016	550,000	463,375
HCA, Inc., 6.750%, 7/15/2013	20,000	17,700
HCA, Inc., 7.050%, 12/01/2027	1,000,000	729,184
HCA, Inc., 7.190%, 11/15/2015	35,000	29,776
HCA, Inc., 7.500%, 12/15/2023	395,000	310,153
HCA, Inc., 7.500%, 11/06/2033	2,120,000	1,637,700
HCA, Inc., 7.580%, 9/15/2025	560,000	438,336
HCA, Inc., 7.690%, 6/15/2025	700,000	554,782
HCA, Inc., 7.750%, 7/15/2036	180,000	138,218
HCA, Inc., 8.360%, 4/15/2024	170,000	141,114
Tenet Healthcare Corp., 6.875%, 11/15/2031	2,855,000	1,998,500

		6,936,994

Home Construction – 2.1%
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015(b)	185,000	123,950
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	1,068,000	720,900
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014(b)	425,000	286,875
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014(b)	272,000	183,600
K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016(b)	755,000	524,725
K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013(b)	10,000	5,300
KB Home, 7.250%, 6/15/2018	1,260,000	1,127,700
Lennar Corp., 7.625%, 3/01/2009	766,000	735,360
Lennar Corp., Series B, 5.500%, 9/01/2014	40,000	30,400
Pulte Homes, Inc., 6.000%, 2/15/2035	400,000	308,000

		4,046,810

Independent Energy – 1.9%
Chesapeake Energy Corp., 6.500%, 8/15/2017	155,000	149,575
Chesapeake Energy Corp., 6.875%, 11/15/2020	515,000	499,550
Connacher Oil and Gas Ltd., 10.250%, 12/15/2015, 144A	495,000	498,713
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	985,000	923,437
Pioneer Natural Resources Co., 6.875%, 5/01/2018	820,000	776,941
Pioneer Natural Resources Co., 7.200%, 1/15/2028	920,000	799,702

		3,647,918

Media Cable – 0.3%
Virgin Media Finance Plc, 9.125%, 8/15/2016	685,000	613,075

Media Non-Cable – 1.5%
Clear Channel Communications, Inc., 4.900%, 5/15/2015	705,000	472,350
Clear Channel Communications, Inc., 5.500%, 9/15/2014	455,000	327,600
Clear Channel Communications, Inc., 5.500%, 12/15/2016	1,285,000	848,100
Clear Channel Communications, Inc., 5.750%, 1/15/2013	225,000	178,875
R.H. Donnelley Corp., 8.875%, 10/15/2017, 144A	1,460,000	912,500
Tribune Co., 5.250%, 8/15/2015	160,000	61,600

		2,801,025

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Metals & Mining – 1.0%
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A		$1,245,000	$1,076,925
Ryerson, Inc., 12.000%, 11/01/2015, 144A		775,000	732,375

			1,809,300

Non-Captive Consumer – 3.0%
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011		120,000	107,022
Residential Capital LLC, 8.375%, 5/17/2013(d)	GBP	1,020,000	870,468
Residential Capital LLC, 8.500%, 6/01/2012(d)		90,000	44,100
Residential Capital LLC, 8.500%, 4/17/2013(d)		1,990,000	965,150
Residential Capital LLC, 8.875%, 6/30/2015(b)(d)		255,000	123,675
Residential Capital LLC, Series EMTN, 9.875%, 7/01/2014(d)	GBP	305,000	260,287
SLM Corp., 6.500%, 6/15/2010	NZD	4,720,000	3,239,543

			5,610,245

Non-Captive Diversified – 3.7%
CIT Group, Inc., 5.400%, 1/30/2016		20,000	15,826
CIT Group, Inc., 5.650%, 2/13/2017		190,000	147,335
CIT Group, Inc. Series MTN, 4.250%, 3/17/2015	EUR	450,000	418,214
CIT Group, Inc., Series EMTN, 3.800%, 11/14/2012	EUR	300,000	287,496
CIT Group, Inc., Series EMTN, 4.650%, 9/19/2016	EUR	250,000	236,360
CIT Group, Inc., Series GMTN, 4.250%, 9/22/2011	EUR	1,750,000	1,771,710
General Electric Capital Corp., 6.500%, 9/28/2015	NZD	3,035,000	2,205,681
General Electric Capital Corp., Series EMTN, 6.750%, 9/26/2016	NZD	250,000	185,595
GMAC Canada Ltd., Series EMTN, 6.625%, 12/17/2010	GBP	25,000	39,693
GMAC LLC, 6.000%, 12/15/2011		680,000	508,295
GMAC LLC, 6.625%, 5/15/2012		75,000	56,736
GMAC LLC, 6.750%, 12/01/2014		244,000	172,679
GMAC LLC, 6.875%, 9/15/2011		85,000	65,056
GMAC LLC, 6.875%, 8/28/2012		150,000	113,990
GMAC LLC, 7.000%, 2/01/2012		175,000	133,084
GMAC LLC, 8.000%, 11/01/2031		340,000	243,675
GMAC LLC, Series EMTN, 5.375%, 6/06/2011	EUR	400,000	436,964

			7,038,389

Packaging – 0.8%
Owens-Illinois, Inc., 7.800%, 5/15/2018		1,555,000	1,539,450

Paper – 1.8%
Abitibi-Consolidated, Inc., 5.250%, 6/20/2008(b)		200,000	200,000
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013		250,000	122,500
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018		15,000	6,600
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028		140,000	57,400
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029		15,000	6,825
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030(b)		90,000	40,050
Georgia-Pacific Corp., 7.250%, 6/01/2028		1,240,000	1,010,600
Georgia-Pacific Corp., 7.750%, 11/15/2029		1,165,000	978,600

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Paper – continued
Georgia-Pacific Corp., 8.000%, 1/15/2024		$250,000		$220,000
Georgia-Pacific LLC, 8.875%, 5/15/2031		765,000		680,850

				3,323,425

Pharmaceuticals – 2.2%
Elan Financial PLC, 7.750%, 11/15/2011		3,590,000		3,338,700
Elan Financial PLC, 8.875%, 12/01/2013		830,000		780,200

				4,118,900

Pipelines – 3.2%
Colorado Interstate Gas Co., 5.950%, 3/15/2015		22,000		21,778
El Paso Corp., 6.950%, 6/01/2028		15,000		14,025
El Paso Corp., 7.420%, 2/15/2037		1,055,000		1,028,804
El Paso Corp., 7.800%, 8/01/2031		500,000		513,370
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015		50,000		46,000
Southern Natural Gas Co., 7.350%, 2/15/2031		95,000		97,296
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(b)		890,000		886,800
Williams Cos., Inc., 7.500%, 1/15/2031		3,375,000		3,518,438

				6,126,511

Property & Casualty Insurance – 0.1%
MBIA Insurance Corp., 14.000%, 1/15/2033, 144A(b)(d)		240,000		235,200

Railroads – 0.1%
Missouri Pacific Railroad Co., 4.750%, 1/01/2020		30,000		25,500
Missouri Pacific Railroad Co., 5.000%, 1/01/2045		314,000		204,100

				229,600

Retailers – 4.0%
Dillard’s, Inc., 6.625%, 1/15/2018		500,000		375,000
Dillard’s, Inc., 7.000%, 12/01/2028		450,000		304,875
Dillard’s, Inc., 7.130%, 8/01/2018		750,000		581,250
Dillard’s, Inc., 7.750%, 7/15/2026		1,500,000		1,110,000
Foot Locker, Inc., 8.500%, 1/15/2022		1,679,000		1,477,520
Toys R Us, Inc., 7.375%, 10/15/2018		5,185,000		3,590,613
Toys R Us, Inc., 7.875%, 4/15/2013(b)		197,000		147,750

				7,587,008

Sovereigns – 3.9%
Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022	IDR	1,881,000,000		179,915
Indonesia Treasury Bond, Series ZC3, Zero Coupon Bond, 11/20/2012	IDR	4,897,000,000		333,331
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	95,000	(††)	929,313
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	365,000	(††)	3,649,400
Republic of Brazil, 10.250%, 1/10/2028	BRL	4,170,000		2,212,498

				7,304,457

Supermarkets – 1.2%
Albertson’s, Inc., 6.625%, 6/01/2028		240,000		204,175
Albertson’s, Inc., 7.450%, 8/01/2029		1,525,000		1,404,229

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Supermarkets – continued
Albertson’s, Inc., 8.000%, 5/01/2031		$480,000	$457,565
Albertson’s, Inc., 8.700%, 5/01/2030		180,000	180,629
American Stores Co., 8.000%, 6/01/2026		110,000	111,319

			2,357,917

Supranational – 3.6%
Inter-American Development Bank, Series EMTN, Zero Coupon Bond, 5/11/2009	BRL	11,000,000	5,290,933
Nordic Investment Bank, 13.000%, 9/12/2008	ISK	113,000,000	1,482,897

			6,773,830

Technology – 4.5%
Affiliated Computer Services, Inc., 5.200%, 6/01/2015		100,000	83,250
Amkor Technology, Inc., 7.125%, 3/15/2011		400,000	376,000
Amkor Technology, Inc., 7.750%, 5/15/2013		1,600,000	1,460,000
Corning, Inc., 6.850%, 3/01/2029		701,000	714,267
Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)		1,047,000	706,725
Lucent Technologies, Inc., 6.450%, 3/15/2029		4,115,000	2,942,225
Motorola, Inc., 5.220%, 10/01/2097		80,000	43,134
Motorola, Inc., 6.500%, 11/15/2028		70,000	54,614
Motorola, Inc., 6.625%, 11/15/2037		70,000	54,141
Nortel Networks Corp., 6.875%, 9/01/2023		1,000,000	615,000
Northern Telecom Capital Corp., 7.875%, 6/15/2026		2,225,000	1,390,625

			8,439,981

Textile – 0.2%
Kellwood Co., 7.625%, 10/15/2017(c)		500,000	325,000

Transportation Services – 3.1%
APL Ltd., 8.000%, 1/15/2024(c)		2,685,000	2,181,563
Atlas Air, Inc., Series 1999-1B, 7.630%, 1/02/2015(g)		397,855	437,641
Atlas Air, Inc., Series 1999-1C, 8.770%, 1/02/2011(g)		399,542	395,546
Atlas Air, Inc., Series 2000-1C, 9.702%, 7/02/2011(g)		40,344	39,537
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(g)		2,207,572	2,560,783
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)		289,324	248,818

			5,863,888

Treasuries – 4.5%
U.S. Treasury Bonds, 4.500%, 2/15/2036(b)		8,220,000	8,491,646

Wireless – 1.4%
ALLTEL Corp., 7.875%, 7/01/2032		625,000	412,500
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015		355,000	273,350
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014		60,000	44,400
Sprint Capital Corp., 6.875%, 11/15/2028		1,045,000	778,525
Sprint Capital Corp., 6.900%, 5/01/2019		725,000	570,938
True Move Co. Ltd., 10.750%, 12/16/2013, 144A		600,000	564,000

			2,643,713

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wirelines – 2.5%
Bell Canada, 5.000%, 2/15/2017	CAD	105,000	$80,022
Bell Canada, 7.300%, 2/23/2032	CAD	275,000	219,151
Bell Canada, Series M-17, 6.100%, 3/16/2035	CAD	220,000	156,836
Citizens Communications Co., 7.875%, 1/15/2027		860,000	737,450
Level 3 Financing, Inc., 8.750%, 2/15/2017		95,000	72,200
Level 3 Financing, Inc., 9.250%, 11/01/2014		290,000	237,075
Qwest Capital Funding, Inc., 6.500%, 11/15/2018		964,000	780,840
Qwest Capital Funding, Inc., 6.875%, 7/15/2028		800,000	628,000
Qwest Capital Funding, Inc., 7.625%, 8/03/2021		290,000	245,050
Qwest Capital Funding, Inc., 7.750%, 2/15/2031		1,550,000	1,302,000
Qwest Corp., 6.875%, 9/15/2033		190,000	152,000
Qwest Corp., 7.250%, 9/15/2025		15,000	13,050
Qwest Corp., 7.250%, 10/15/2035		225,000	185,625

			4,809,299

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $146,655,154)			143,459,285

CONVERTIBLE BONDS – 9.5%

Industrial Other – 0.6%
Incyte Corp., 3.500%, 2/15/2011		1,100,000	1,170,125

Media Non-Cable – 0.1%
Liberty Media LLC, 3.500%, 1/15/2031		62,373	43,583
Sinclair Broadcast Group, Inc., (Step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(f)		155,000	141,050

			184,633

Non-Captive Consumer – 0.2%
Countrywide Financial Corp., Series A, 0.758%, 4/15/2037(b)(d)		108,000	95,580
Countrywide Financial Corp., Series B, 0.815%, 5/15/2037(d)		292,000	249,660

			345,240

Pharmaceuticals – 3.9%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024		230,000	115,000
Human Genome Sciences, Inc., 2.250%, 8/15/2012		880,000	638,000
Nektar Therapeutics, 3.250%, 9/28/2012		1,180,000	911,550
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008		1,600,000	1,594,000
Valeant Pharmaceuticals International, 3.000%, 8/16/2010		1,230,000	1,119,300
Valeant Pharmaceuticals International, 4.000%, 11/15/2013		980,000	814,625
Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013		1,805,000	2,152,462

			7,344,937

Real Estate Investment Trusts – 0.4%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A		920,000	770,500

Technology – 1.5%
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008		595,000	556,325

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Technology – continued
Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	$130,000	$89,700
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	350,000	276,500
Maxtor Corp., 5.750%, 3/01/2012(c)	1,489,000	1,399,660
Nortel Networks Corp., 2.125%, 4/15/2014, 144A	795,000	493,894
Richardson Electronics, Ltd., 7.750%, 12/15/2011	132,000	121,440

		2,937,519

Textile – 0.9%
Dixie Yarns, Inc., 7.000%, 5/15/2012	22,000	20,570
Kellwood Co., (Step to 0.000% on 6/15/2011), 3.500%, 6/15/2034(f)	1,600,000	1,608,000

		1,628,570

Transportation Services – 0.0%
Builders Transportation, Inc., 8.000%, 8/15/2005(e)	75,000	—

Wirelines – 1.9%
Level 3 Communications, Inc., 2.875%, 7/15/2010	2,005,000	1,400,994
Level 3 Communications, Inc., 3.500%, 6/15/2012	155,000	106,175
Level 3 Communications, Inc., 6.000%, 9/15/2009	1,820,000	1,615,251
Level 3 Communications, Inc., 6.000%, 3/15/2010	575,000	464,312

		3,586,732

TOTAL CONVERTIBLE BONDS
(Identified Cost $18,370,717)		17,968,256

TOTAL BONDS AND NOTES
(Identified Cost $165,025,871)		161,427,541

	Shares

COMMON STOCKS – 3.8%

Biotechnology – 1.1%
Vertex Pharmaceuticals, Inc.(b)(g)	82,587	1,973,003

Communications Equipment – 0.9%
Corning, Inc.(b)	69,766	1,677,175

Containers & Packaging – 1.2%
Owens-Illinois, Inc.(b)(g)	40,621	2,292,243

Food Products – 0.0%
ConAgra Foods, Inc.	3,100	74,245

Household Durables – 0.1%
KB Home(b)	6,775	167,546

Pharmaceuticals – 0.1%
Bristol-Myers Squibb Co.	5,243	111,676

Real Estate Investment Trusts (REITs) – 0.4%
Apartment Investment & Management Co.(b)	4,462	159,784
Associated Estates Realty Corp.(b)	32,565	372,544
Developers Diversified Realty Corp.(b)	7,125	298,395

		830,723

TOTAL COMMON STOCKS
(Identified Cost $4,304,905)		7,126,611

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Institutional High Income Fund – continued

	Shares	Value (†)

PREFERRED STOCKS – 1.8%

CONVERTIBLE PREFERRED STOCKS – 1.8%

Automobiles – 0.4%
Ford Motor Co., Capital Trust II, 6.500%(b)	27,177	$796,830

Diversified Consumer Services – 0.2%
Six Flags, Inc., 7.250%(b)	39,950	485,392

Electric Utilities – 0.5%
AES Trust III, 6.750%	17,119	796,033
CMS Energy Trust I, 7.750%	4,150	186,750

		982,783

Machinery – 0.1%
United Rentals Trust, 6.500%	4,937	148,419

Oil, Gas & Consumable Fuels – 0.2%
Chesapeake Energy Corp., 5.000%	1,000	130,763
El Paso Energy Capital Trust I, 4.750%	5,700	207,480

		338,243

Real Estate Investment Trusts (REITs) – 0.0%
FelCor Lodging Trust, Inc., Series A, 1.950%	1,100	21,714

Semiconductors & Semiconductor Equipment – 0.4%
Lucent Technologies Capital Trust, 7.750%	1,050	735,000

TOTAL CONVERTIBLE PREFERRED STOCKS
(Identified Cost $4,271,593)		3,508,381

TOTAL PREFERRED STOCKS
(Identified Cost $4,271,593)		3,508,381

CLOSED END INVESTMENT COMPANIES – 1.7%
Western Asset High Income Opportunity Fund, Inc.	176,050	996,443
Western Asset Managed High Income Fund, Inc.(b)	222,550	1,219,573
BlackRock Senior High Income Fund, Inc.	15,920	77,530
DWS High Income Trust	22,522	102,926
Dreyfus High Yield Strategies Fund	78,008	270,688
Highland Credit Strategies Fund	31,505	410,195
Van Kampen High Income Trust II(b)	42,002	149,527

TOTAL CLOSED END INVESTMENT COMPANIES
(Identified Cost $3,511,223)		3,226,882

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 16.1%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $10,541,366 on 4/01/08 collateralized by $9,905,000 Federal Farm Credit Bank, 5.150% due 11/15/19 valued at $10,753,066, including accrued interest (Note 2h of Notes to Financial Statements)	$10,541,000	10,541,000

	Shares
State Street Navigator Securities Lending Prime Portfolio(h)	19,821,388	19,821,388

Value (†)

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $30,362,388)	$30,362,388

TOTAL INVESTMENTS – 108.8%
(Identified Cost $207,475,980)(a)	205,651,803
Other assets less liabilities—(8.8)%	(16,571,102)

NET ASSETS – 100.0%	$189,080,701

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $207,521,458 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$12,544,502
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(14,414,157)

Net unrealized depreciation	$(1,869,655)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Illiquid security. At March 31, 2008, the value of these securities amounted to $4,931,620 or 2.6% of net assets.
(d)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(e)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(f)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(g)	Non-income producing security.
(h)	Represents investments of security lending collateral.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $14,872,959 or 7.9% of net assets.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
Key to Abbreviations: BRL: Brazilian Real; CAD: Canadian Dollar; EUR: Euro; GBP: British Pound; IDR: Indonesian Rupiah; ISK: Iceland Krona; MXN: Mexican Peso; NZD: New Zealand Dollar; THB: Thailand Baht

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Automotive	6.2%
Pharmaceuticals	6.2
Technology	6.0
Electric	5.5
Treasuries	4.5
Wirelines	4.4
Retailers	4.0
Sovereigns	3.9
Non-Captive Diversified	3.7
Healthcare	3.7
Supranational	3.6
Banking	3.6
Chemicals	3.2
Pipelines	3.2
Non-Captive Consumer	3.2
Transportation Services	3.1
Home Construction	2.1
Other, less than 2% each	22.6

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – 97.5% of Net Assets

NON-CONVERTIBLE BONDS – 97.5%

Aerospace & Defense – 0.0%
Boeing Capital Corp., 6.100%, 3/01/2011(b)	$5,000	$5,320

Asset-Backed Securities – 5.6%
Americredit Automobile Receivables Trust, Series 2004-DF, Class A4, 3.430%, 7/06/2011	97,949	97,284
Capital Auto Receivables Asset Trust, Series 2004-2, Class A4, 3.750%, 7/15/2009	25,000	25,048
Countrywide Asset Backed Certificates, Series 2004-S1, Class A2, 3.872%, 3/25/2020	68,454	65,612
Countrywide Asset Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	135,000	107,323
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	346,150	337,644
DaimlerChrysler Auto Trust, Series 2004-C, Class A4, 3.280%, 12/08/2009	96,243	96,289
Ford Credit Auto Owner Trust, 4.380%, 1/15/2010	244,142	244,373
Honda Auto Receivables Owner Trust, Series 2004-3, Class A4, 3.280%, 2/18/2010	196,593	196,729
John Deere Owner Trust, Series 2005-A, Class A3, 3.980%, 6/15/2009	40	40
Navistar Financial Corp. Owner Trust, Series 2004-B, Class A4, 3.530%, 10/15/2012	233,916	233,897
USAA Auto Owner Trust, Series 2004-3, Class A4, 3.530%, 6/15/2011	246,100	246,474
USAA Auto Owner Trust, Series 2006-1, Class A3, 5.010%, 9/15/2010	98,965	99,708
WFS Financial Owner Trust, Series 2004-2, Class A4, 3.540%, 11/21/2011	188,752	188,789

		1,939,210

Automotive – 0.5%
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013(b)	235,000	183,305

Banking – 9.0%
Bank of America Corp., 6.250%, 4/01/2008	450,000	450,000
Bank One Corp., 5.900%, 11/15/2011(b)	5,000	5,305
Citigroup, Inc., 5.300%, 10/17/2012	670,000	671,672
Credit Suisse NY, 6.000%, 2/15/2018	110,000	109,737
HSBC Finance Corp., 4.750%, 4/15/2010(b)	350,000	348,103
JPMorgan Chase & Co., 5.600%, 6/01/2011	475,000	497,227
Suntrust Banks, Inc., 5.250%, 11/05/2012	190,000	187,196
Wachovia Corp., 5.300%, 10/15/2011(b)	530,000	535,108
Wells Fargo & Co., 5.250%, 10/23/2012	305,000	316,307

		3,120,655

Brokerage – 5.7%
Bear Stearns Cos., Inc., 5.350%, 2/01/2012(b)	130,000	125,023
Goldman Sachs Group, Inc., 4.500%, 6/15/2010	300,000	302,273
Goldman Sachs Group, Inc., 5.300%, 2/14/2012	10,000	10,130
Goldman Sachs Group, Inc., 5.450%, 11/01/2012	270,000	273,458
Lehman Brothers Holdings, Inc., 6.200%, 9/26/2014	100,000	98,632
Lehman Brothers Holdings, Inc., Series I, 5.250%, 2/06/2012	265,000	255,708

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Brokerage – continued
Lehman Brothers Holdings, Inc., Series MTN, 5.625%, 1/24/2013		$175,000	$170,164
Merrill Lynch & Co., Inc., 5.450%, 2/05/2013		350,000	344,351
Morgan Stanley, 5.300%, 3/01/2013		400,000	398,656

			1,978,395

Chemicals – 0.5%
Lubrizol Corp., 4.625%, 10/01/2009		5,000	5,018
PPG Industries, Inc., 5.750%, 3/15/2013		170,000	175,376

			180,394

Construction Machinery – 0.5%
Caterpillar Financial Services, Series MTN, 4.850%, 12/07/2012		160,000	163,637

Consumer Products – 1.0%
Koninklijke (Royal) Philips Electronics NV, 4.625%, 3/11/2013		175,000	175,893
Newell Rubberamid, Inc., 5.500%, 4/15/2013		170,000	170,931

			346,824

Diversified Manufacturing – 0.5%
Honeywell International, Inc., 4.250%, 3/01/2013		175,000	176,772

Electric – 2.2%
Carolina Power & Light Co., 6.500%, 7/15/2012		5,000	5,386
Duke Energy Corp., 5.625%, 11/30/2012(b)		300,000	318,968
Nisource Finance Corp., 7.875%, 11/15/2010		145,000	157,622
Pacific Gas & Electric Co., 3.600%, 3/01/2009		5,000	4,988
Virginia Electric and Power Co., 5.100%, 11/30/2012		260,000	270,149

			757,113

Entertainment – 1.7%
Time Warner, Inc., 5.875%, 11/15/2016		225,000	213,965
Time Warner, Inc., 6.500%, 11/15/2036(b)		45,000	41,284
Walt Disney Co., 5.700%, 7/15/2011		315,000	334,104

			589,353

Financial Other – 0.3%
Deere John Capital Corp., Series MTN, 4.500%, 4/03/2013		90,000	89,852

Food & Beverage – 1.5%
General Mills, Inc., 5.650%, 9/10/2012		225,000	234,009
HJ Heinz Finance Co., 6.000%, 3/15/2012		100,000	104,782
Kellogg Co., 5.125%, 12/03/2012		175,000	180,961
Kraft Foods, Inc., 5.625%, 11/01/2011(b)		5,000	5,094

			524,846

Government Sponsored – 1.0%
Federal National Mortgage Association, 2.290%, 2/19/2009	SGD	500,000	365,409

Healthcare – 2.0%
Hospira, Inc., 5.550%, 3/30/2012		250,000	258,409
Medco Health Solutions, Inc., 6.125%, 3/15/2013		170,000	172,198

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Healthcare – continued
UnitedHealth Group, Inc., 4.875%, 2/15/2013	$180,000	$177,802
WellPoint, Inc., 5.250%, 1/15/2016	100,000	94,037

		702,446

Healthcare Insurance – 0.5%
Aetna, Inc., 7.875%, 3/01/2011	170,000	187,886

Home Construction – 0.0%
Pulte Homes, Inc., 4.875%, 7/15/2009	5,000	4,724

Hybrid ARMS – 1.3%
Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1, 6.366%, 9/25/2036(c)	580,546	440,305

Independent Energy – 0.0%
XTO Energy, Inc., 4.900%, 2/01/2014(b)	5,000	4,995

Media Cable – 1.6%
Comcast Cable Communications, 7.125%, 6/15/2013	195,000	207,169
Comcast Corp., 4.950%, 6/15/2016	160,000	148,935
Cox Communications, Inc., 4.625%, 1/15/2010	5,000	5,003
Cox Communications, Inc., 5.450%, 12/15/2014	215,000	211,671

		572,778

Metals & Mining – 0.9%
United States Steel Corp., 6.050%, 6/01/2017(b)	175,000	161,870
Vale Overseas Ltd., 6.250%, 1/23/2017	165,000	164,320

		326,190

Mortgage Related – 22.9%
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.740%, 5/10/2045(c)	205,000	207,115
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	490,000	481,912
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	140,000	138,665
Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 6.027%, 7/25/2021(c)	310,274	266,812
Federal Home Loan Mortgage Corp., 4.500%, 12/01/2019	16,654	16,611
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2019	6,116	6,207
Federal Home Loan Mortgage Corp., 5.000%, 1/01/2020	7,603	7,705
Federal Home Loan Mortgage Corp., 5.000%, 8/15/2024	603,020	613,935
Federal Home Loan Mortgage Corp., 5.500%, 3/01/2013	11,854	12,155
Federal Home Loan Mortgage Corp., 5.500%, 8/01/2022	213,633	218,100
Federal Home Loan Mortgage Corp., 6.000%, 11/01/2012	20,389	21,097
Federal Home Loan Mortgage Corp., 6.500%, 1/01/2024	4,789	5,036
Federal Home Loan Mortgage Corp., 6.597%, 1/01/2035(c)	321,515	324,008

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal Home Loan Mortgage Corp., 7.000%, 2/01/2009	$413	$418
Federal Home Loan Mortgage Corp., 8.000%, 7/01/2025	502	546
Federal National Mortgage Association, 4.500%, 12/01/2019	20,935	20,899
Federal National Mortgage Association, 5.000%, 1/01/2019(d)	343,957	348,831
Federal National Mortgage Association, 5.000%, 2/01/2019	491,172	497,541
Federal National Mortgage Association, 5.500%, 1/01/2017	55,841	57,318
Federal National Mortgage Association, 5.500%, 1/01/2017	64,354	66,054
Federal National Mortgage Association, 5.500%, 2/01/2017	33,679	34,570
Federal National Mortgage Association, 5.500%, 8/01/2017	768,311	788,609
Federal National Mortgage Association, 5.500%, 9/01/2017	171,035	175,554
Federal National Mortgage Association, 5.500%, 11/01/2017	1,326	1,361
Federal National Mortgage Association, 5.500%, 1/01/2020	712,214	729,721
Federal National Mortgage Association, 5.500%, 3/01/2020	590,321	604,252
Federal National Mortgage Association, 6.000%, 9/01/2021	11,004	11,336
Federal National Mortgage Association, 7.500%, 6/01/2016	2,975	3,109
Federal National Mortgage Association, 8.000%, 6/01/2015	4,311	4,558
Government National Mortgage Association, 6.500%, 12/15/2023	11,742	12,254
Government National Mortgage Association, 8.500%, 9/15/2022	3,306	3,649
Government National Mortgage Association, 9.500%, 1/15/2019	8,039	8,976
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	205,000	198,940
GS Mortgage Securities Corporation. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039	410,000	405,129
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2, 5.861%, 4/15/2045(c)	375,000	375,864
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	230,000	223,162
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.426%, 2/12/2039(c)	320,000	317,688
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 5.910%, 6/12/2046(c)	210,000	214,071
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047	330,000	322,101
Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.742%, 8/12/2041(c)	205,000	205,014

		7,950,883

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Consumer – 0.9%
American Express Co., 5.500%, 9/12/2016		$85,000	$82,090
American Express Co., 6.150%, 8/28/2017		45,000	44,793
American General Finance Corp., Series H, 5.375%, 10/01/2012		5,000	4,908
Residential Capital LLC, 8.500%, 4/17/2013(b)(c)		345,000	167,325

			299,116

Non-Captive Diversified – 3.7%
CIT Group, Inc., 5.650%, 2/13/2017		255,000	197,739
CIT Group, Inc., 5.850%, 9/15/2016(b)		20,000	15,374
General Electric Capital Corp., Series GMTN, 3.485%, 3/08/2012	SGD	500,000	369,425
General Electric Capital Corp., Series MTN, 5.250%, 10/19/2012		345,000	358,497
International Lease Finance Corp., 5.750%, 6/15/2011		205,000	206,269
iStar Financial, Inc., 5.150%, 3/01/2012		170,000	125,800

			1,273,104

Oil Field Services – 0.5%
Weatherford International Ltd., 5.150%, 3/15/2013		175,000	175,152

Paper – 0.0%
MeadWestvaco Corp., 6.850%, 4/01/2012		5,000	5,190

Pharmaceuticals – 0.7%
Abbott Laboratories, 5.150%, 11/30/2012		240,000	255,596
Schering-Plough Corp., 5.550%, 12/01/2013		5,000	5,164

			260,760

Pipelines – 1.5%
Energy Transfer Partners LP, 6.000%, 7/01/2013		170,000	171,001
Kinder Morgan Energy Partners LP, 5.000%, 12/15/2013(b)		185,000	182,405
Spectra Energy Capital LLC, 5.668%, 8/15/2014(b)		175,000	175,957

			529,363

Railroads – 1.7%
Burlington Northern Santa Fe Corp., 6.125%, 3/15/2009		205,000	208,957
CSX Corp., 6.750%, 3/15/2011(b)		200,000	211,150
Union Pacific Corp., 5.750%, 11/15/2017		160,000	161,992

			582,099

Real Estate Investment Trusts – 3.2%
Camden Property Trust, 4.375%, 1/15/2010(b)		5,000	4,881
Colonial Realty LP, 4.750%, 2/01/2010		55,000	54,159
Developers Diversified Realty Corp., 3.875%, 1/30/2009		10,000	9,851
ERP Operating LP, 6.625%, 3/15/2012		10,000	10,161
Federal Realty Investment Trust, 5.400%, 12/01/2013		215,000	210,878
First Industrial LP, 5.250%, 6/15/2009		10,000	10,025
ProLogis Trust, 5.500%, 4/01/2012		410,000	411,010
Simon Property Group LP, 3.750%, 1/30/2009		400,000	397,005

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Real Estate Investment Trusts – continued
Simon Property Group LP, 4.600%, 6/15/2010	$5,000	$4,962
Simon Property Group LP, 4.875%, 3/18/2010	5,000	4,990

		1,117,922

Retailers – 1.2%
CVS Caremark Corp., 5.750%, 6/01/2017	160,000	162,490
J.C. Penney Co., Inc., 5.750%, 2/15/2018(b)	50,000	46,165
Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012	205,000	195,322

		403,977

Supermarkets – 0.6%
Kroger Co., 6.200%, 6/15/2012	50,000	52,378
Kroger Co., 6.400%, 8/15/2017(b)	35,000	36,938
Kroger Co., 6.750%, 4/15/2012	115,000	123,132

		212,448

Technology – 4.0%
Agilent Technologies, Inc., 6.500%, 11/01/2017	120,000	120,415
Corning, Inc., 6.200%, 3/15/2016	45,000	46,706
Equifax, Inc., 7.000%, 7/01/2037	85,000	75,911
IBM International Group Capital, 5.050%, 10/22/2012	230,000	240,248
Jabil Circuit, Inc., 5.875%, 7/15/2010	350,000	345,677
National Semiconductor Corp., 6.600%, 6/15/2017	175,000	173,435
Pitney Bowes, Inc., 5.250%, 1/15/2037	225,000	222,686
Xerox Corp., 6.400%, 3/15/2016	170,000	175,870

		1,400,948

Treasuries – 17.5%
U.S. STRIPS, Zero Coupon Bond, 2/15/2015	535,000	432,761
U.S. Treasury Inflation Index Notes, 2.625%, 7/15/2017(b)	646,614	736,837
U.S. Treasury Notes, 2.750%, 2/28/2013(b)	1,560,000	1,581,450
U.S. Treasury Notes, 4.000%, 11/15/2012(b)	575,000	617,451
U.S. Treasury Notes, 4.000%, 2/15/2015(b)(d)	320,000	344,100
U.S. Treasury Notes, 4.250%, 8/15/2014(b)	230,000	251,383
U.S. Treasury Notes, 4.750%, 5/15/2014(b)	175,000	196,451
U.S. Treasury Notes, 4.750%, 8/15/2017(b)	1,745,000	1,930,679

		6,091,112

Wireless – 0.9%
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	5,000	3,700
Sprint Nextel Corp., 6.000%, 12/01/2016	170,000	132,175
Vodafone Group Plc, 5.350%, 2/27/2012(b)	175,000	177,211

		313,086

Wirelines – 1.9%
AT&T, Inc., 5.100%, 9/15/2014	180,000	178,824
Embarq Corp., 7.995%, 6/01/2036	155,000	141,555
Qwest Corp., 5.625%, 11/15/2008	110,000	109,450
Verizon New England, Inc., 6.500%, 9/15/2011	5,000	5,224
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	230,000	223,623

		658,676

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $34,175,389)		33,934,245

TOTAL BONDS AND NOTES
(Identified Cost $34,175,389)		33,934,245

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Intermediate Duration Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

SHORT-TERM INVESTMENTS – 23.4%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $542,019 on 4/01/08 collateralized by $535,000 Federal National Mortgage Association 5.020% due 11/21/12 valued at $553,725 including accrued interest (Note 2h of Notes to Financial Statements)	$542,000	$542,000

	Shares
State Street Navigator Securities Lending Prime Portfolio(e)	7,600,779	7,600,779

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $8,142,779)		8,142,779

TOTAL INVESTMENTS – 120.9%
(Identified Cost $42,318,168)(a)		42,077,024
Other Assets Less Liabilities—(20.9)%		(7,282,785)

NET ASSETS – 100.0%		$34,794,239

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purpose. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.) :

             At March 31, 2008, the net unrealized depreciation on investments based on a cost of $42,379,603 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$509,700
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(812,279)

Net unrealized depreciation		$(302,579)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(d)	All or a portion of this security is held as collateral for open futures contracts.
(e)	Represents investment of securities lending collateral.
GMTN	Global Medium Term Note
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
Key to Abbreviation: SGD: Singapore Dollar

At March 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation
10 Year U.S. Treasury Note	6/19/2008	9	$1,070,578	$38,796

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE ON NET ASSETS (Unaudited)

Mortgage Related	22.9%	Non-Captive Diversified	3.7%
Treasuries	17.5	Real Estate Investment Trusts	3.2
Banking	9.0	Electric	2.2
Brokerage	5.7	Healthcare	2.0
Asset-Backed Securities	5.6	Other, less than 2% each	21.7
Technology	4.0

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – 85.4% of Net Assets

NON-CONVERTIBLE BONDS – 83.9%

Aerospace & Defense – 0.1%
Boeing Capital Corp., 6.500%, 2/15/2012		$165,000	$179,067

Airlines – 2.1%
Delta Air Lines, Inc., 8.021%, 8/10/2022, 144A		2,370,264	2,156,940
Qantas Airways Ltd., 6.050%, 4/15/2016, 144A		3,455,000	3,690,172

			5,847,112

Asset-Backed Securities – 1.3%
CNH Equipment Trust, Series 2004-A, Series A4B, 3.480%, 9/15/2011		245,900	246,354
Community Program Loan Trust, Series 1987-A, Class A5, 4.500%, 4/01/2029		2,500,000	2,220,802
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021		401,027	391,173
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, 6.287%, 6/25/2021(c)		455,000	213,621
Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.804%, 7/25/2034		500,000	384,002
Navistar Financial Corp. Owner Trust, Series 2005-A, Class A3, 4.220%, 2/15/2010		115,939	116,223

			3,572,175

Automotive – 0.7%
Ford Motor Co., 6.375%, 2/01/2029		2,665,000	1,599,000
Ford Motor Credit Co. LLC, 7.375%, 10/28/2009		150,000	136,670
General Motors Corp., 8.250%, 7/15/2023		50,000	35,000

			1,770,670

Banking – 8.1%
BAC Capital Trust VI, 5.625%, 3/08/2035		1,045,000	877,358
Barclays Financial LLC, 4.060%, 9/16/2010, 144A	KRW	940,000,000	988,455
Barclays Financial LLC, 4.160%, 2/22/2010, 144A	THB	70,000,000	2,273,803
Barclays Financial LLC, 4.460%, 9/23/2010, 144A	KRW	1,950,000,000	2,069,814
Barclays Financial LLC, Series EMTN, 4.100%, 3/22/2010, 144A	THB	17,000,000	551,831
BNP Paribas SA, Series EMTN, Zero Coupon Bond, 6/13/2011, 144A	IDR	7,484,000,000	583,760
Citibank NA, 15.000%, 7/02/2010, 144A	BRL	4,000,000	2,467,852
Countrywide Financial Corp., 6.250%, 5/15/2016		230,000	186,617
HSBC Bank USA, Zero Coupon Bond, 4/18/2012, 144A	MYR	2,015,000	621,793
HSBC Bank USA, 3.310%, 8/25/2010, 144A		2,000,000	2,414,400
JPMorgan Chase & Co., Zero Coupon Bond, 5/17/2010, 144A	BRL	8,035,000	3,650,359
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	8,972,574,000	718,293
JPMorgan Chase & Co., Zero Coupon Bond, 3/28/2011, 144A	IDR	5,376,000,000	429,963
JPMorgan Chase & Co., 6.750%, 2/01/2011		60,000	63,708
JPMorgan Chase & Co., Series EMTN, Zero Coupon Bond, 6/08/2012, 144A	MYR	1,663,795	463,636
JPMorgan Chase London, Zero Coupon Bond, 10/21/2010, 144A	IDR	9,533,078,500	804,900

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Banking – continued
Rabobank Nederland, Series EMTN, 14.000%, 1/28/2009, 144A	ISK	220,000,000	$2,919,005
Washington Mutual Finance Corp., 6.875%, 5/15/2011		135,000	142,179

			22,227,726

Brokerage – 1.4%
Bear Stearns Co., Inc. (The), 5.550%, 1/22/2017(b)		230,000	205,352
Lehman Brothers Holdings, Inc., Series G, MTN, 3.950%, 11/10/2009		230,000	219,066
Merrill Lynch & Co., Inc., Series C, MTN, 5.000%, 1/15/2015		235,000	218,385
Morgan Stanley, 4.750%, 4/01/2014		245,000	227,429
Morgan Stanley, Series F, MTN, 6.625%, 4/01/2018		3,045,000	3,046,072

			3,916,304

Building Materials – 0.2%
Masco Corp., 5.850%, 3/15/2017		500,000	455,334

Chemicals – 1.9%
Lubrizol Corp., 6.500%, 10/01/2034		1,680,000	1,684,219
Methanex Corp., 6.000%, 8/15/2015		980,000	950,600
PPG Industries, Inc., 6.650%, 3/15/2018		2,410,000	2,553,814

			5,188,633

Distributors – 0.8%
Equitable Resources, Inc., 6.500%, 4/01/2018		2,150,000	2,160,959

Diversified Manufacturing – 0.1%
General Electric Co., 5.000%, 2/01/2013		310,000	321,105

Electric – 3.3%
Bruce Mansfield Unit, 6.850%, 6/01/2034		1,550,000	1,665,196
Cleveland Electric Illuminating Co., 5.950%, 12/15/2036		960,000	827,149
Commonwealth Edison Co., 4.700%, 4/15/2015(b)		555,000	528,446
Commonwealth Edison Co., 4.750%, 12/01/2011(e)		51,000	46,131
Commonwealth Edison Co., 5.875%, 2/01/2033		1,180,000	1,065,099
Dominion Resources, Inc., 5.950%, 6/15/2035		385,000	363,568
Duke Energy Carolinas, 4.200%, 10/01/2008		460,000	461,617
Empresa Nacional de Electricidad SA (Endesa-Chile), 7.875%, 2/01/2027(b)		1,000,000	1,101,420
MidAmerican Energy Holdings Co., 6.125%, 4/01/2036		445,000	430,109
MidAmerican Energy Holdings Co., 6.500%, 9/15/2037		1,035,000	1,037,251
Nisource Finance Corp., 6.150%, 3/01/2013		195,000	201,556
Nisource Finance Corp., 6.400%, 3/15/2018(b)		1,255,000	1,256,813

			8,984,355

Entertainment – 1.2%
Time Warner, Inc., 6.500%, 11/15/2036		410,000	376,147
Time Warner, Inc., 6.625%, 5/15/2029		870,000	815,762
Time Warner, Inc., 6.950%, 1/15/2028		375,000	364,252
Time Warner, Inc., 7.625%, 4/15/2031		245,000	256,248

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Entertainment – continued
Time Warner, Inc., 7.700%, 5/01/2032		$160,000	$168,449
Viacom, Inc., Class B, 6.875%, 4/30/2036		1,325,000	1,275,917

			3,256,775

Food & Beverage – 1.4%
Anheuser-Busch Cos, Inc., 5.950%, 1/15/2033(b)		995,000	997,461
Anheuser-Busch Cos, Inc., 6.450%, 9/01/2037		1,270,000	1,370,635
Cia Brasileira de Bebidas, 8.750%, 9/15/2013		1,025,000	1,199,250
Kraft Foods, Inc., 6.250%, 6/01/2012		210,000	218,695

			3,786,041

Foreign Local Governments – 0.9%
Province of Alberta, 5.000%, 12/16/2008	CAD	2,000,000	1,982,191
Province of Alberta, 5.930%, 9/16/2016	CAD	431,408	465,325

			2,447,516

Government Owned – No Guarantee – 0.0%
Pemex Project Funding Master Trust, 6.125%, 8/15/2008		11,000	11,072

Healthcare – 1.3%
Covidien International Finance, 6.000%, 10/15/2017, 144A		900,000	927,633
Covidien International Finance, 6.550%, 10/15/2037, 144A		900,000	919,836
HCA, Inc., 5.750%, 3/15/2014		1,020,000	841,500
HCA, Inc., 6.250%, 2/15/2013		165,000	143,550
HCA, Inc., 6.375%, 1/15/2015		55,000	46,544
HCA, Inc., 6.500%, 2/15/2016		15,000	12,637
HCA, Inc., 6.750%, 7/15/2013		30,000	26,550
HCA, Inc., 7.050%, 12/01/2027		100,000	72,918
HCA, Inc., 7.190%, 11/15/2015		60,000	51,044
HCA, Inc., 7.500%, 12/15/2023		60,000	47,112
HCA, Inc., 7.690%, 6/15/2025		120,000	95,106
HCA, Inc., 7.750%, 7/15/2036		285,000	218,846
HCA, Inc., 8.360%, 4/15/2024		235,000	195,069

			3,598,345

Home Construction – 3.0%
Centex Corp., 5.250%, 6/15/2015		380,000	294,500
Lennar Corp., Series B, 5.600%, 5/31/2015		1,250,000	925,000
Lennar Corp., Series B, 6.500%, 4/15/2016		770,000	585,200
Pulte Homes, Inc., 5.200%, 2/15/2015		1,265,000	1,075,250
Pulte Homes, Inc., 6.000%, 2/15/2035		3,340,000	2,571,800
Pulte Homes, Inc., 6.375%, 5/15/2033		1,455,000	1,134,900
Toll Brothers Finance Corp., 5.150%, 5/15/2015		1,725,000	1,560,261

			8,146,911

Hybrid ARMS – 0.6%
Federal National Mortgage Association, 6.051%, 2/01/2037(d)		447,235	456,400
Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1, 6.367%, 9/25/2036(d)		592,475	449,352
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.588%, 7/25/2035(d)		433,485	436,600

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Hybrid ARMS – continued
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 4.996%, 10/25/2035(d)		$353,515	$317,922

			1,660,274

Independent Energy – 1.9%
Anadarko Petroleum Corp., 5.950%, 9/15/2016		1,365,000	1,411,612
Anadarko Petroleum Corp., 6.450%, 9/15/2036		1,215,000	1,237,299
Apache Corp., 6.000%, 1/15/2037		1,940,000	1,958,432
Talisman Energy, Inc., 5.850%, 2/01/2037		15,000	13,152
XTO Energy, Inc., 6.100%, 4/01/2036		65,000	64,311
XTO Energy, Inc., 6.750%, 8/01/2037		435,000	465,251

			5,150,057

Local Authorities – 1.5%
Queensland Treasury Corp., Series 11G, 6.000%, 6/14/2011	AUD	1,735,000	1,550,597
Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046		2,900,000	2,630,851

			4,181,448

Media Cable – 2.3%
Comcast Corp., 5.650%, 6/15/2035		2,090,000	1,774,784
Comcast Corp., 6.450%, 3/15/2037		1,230,000	1,159,077
Comcast Corp., 6.500%, 11/15/2035		1,570,000	1,484,881
Comcast Corp., 6.950%, 8/15/2037		1,925,000	1,928,860

			6,347,602

Media Non-Cable – 1.1%
Clear Channel Communications, Inc., 5.750%, 1/15/2013		250,000	198,750
News America, Inc., 6.200%, 12/15/2034		950,000	904,763
News America, Inc., 6.400%, 12/15/2035		1,980,000	1,921,628

			3,025,141

Metals & Mining – 0.0%
Teck Cominco Ltd., 7.000%, 9/15/2012		100,000	112,211

Mortgage Related – 7.4%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.353%, 9/10/2047(d)		160,000	159,182
Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045, Class A		220,000	217,592
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040		280,000	278,666
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class A4, 5.537%, 10/12/2041		360,000	356,353
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046		155,000	153,522
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.961%, 6/10/2046(d)		480,000	485,730

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 8/25/2020	$359,837	$338,863
Federal Home Loan Mortgage Corp., 4.000%, 7/01/2019	344,785	337,557
Federal Home Loan Mortgage Corp., 4.500%, 4/01/2019	703,009	701,197
Federal Home Loan Mortgage Corp., 5.000%, 5/01/2034	218,530	216,967
Federal Home Loan Mortgage Corp., 5.500%, 8/01/2033	541,881	548,988
Federal Home Loan Mortgage Corp., 5.500%, 2/01/2037	647,412	654,540
Federal Home Loan Mortgage Corp., 6.000%, 2/01/2020	244,688	251,974
Federal Home Loan Mortgage Corp., 6.000%, 6/01/2035	453,916	468,014
Federal Home Loan Mortgage Corp., 6.500%, 10/15/2008	43,312	43,262
Federal Home Loan Mortgage Corp., 10.000%, 8/01/2018	3,802	4,517
Federal Home Loan Mortgage Corp., 10.000%, 10/01/2018	2,596	3,073
Federal Home Loan Mortgage Corp., 10.250%, 12/01/2009	4,266	4,361
Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035	675,000	681,429
Federal National Mortgage Association, 4.000%, 1/01/2020	183,553	179,717
Federal National Mortgage Association, 4.500%, 3/01/2035	283,211	273,798
Federal National Mortgage Association, 4.500%, 9/01/2035	392,445	378,736
Federal National Mortgage Association, 5.000%, 2/01/2018	118,089	119,850
Federal National Mortgage Association, 5.000%, 6/01/2020	343,740	347,747
Federal National Mortgage Association, 5.000%, 4/01/2034	207,068	205,399
Federal National Mortgage Association, 5.000%, 5/01/2034	220,299	218,524
Federal National Mortgage Association, 5.000%, 5/01/2035	382,525	379,163
Federal National Mortgage Association, 5.000%, 6/01/2035	266,365	264,023
Federal National Mortgage Association, 5.000%, 6/01/2035	155,784	154,414
Federal National Mortgage Association, 5.000%, 8/01/2035	381,777	378,421
Federal National Mortgage Association, 5.500%, 9/01/2016	82,644	84,829
Federal National Mortgage Association, 5.500%, 8/01/2019	52,758	54,055
Federal National Mortgage Association, 5.500%, 12/01/2032	122,068	123,698

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal National Mortgage Association, 5.500%, 1/01/2033	$279,274	$283,003
Federal National Mortgage Association, 5.500%, 6/01/2033	410,345	416,021
Federal National Mortgage Association, 5.500%, 7/01/2033	604,999	612,715
Federal National Mortgage Association, 5.500%, 9/01/2034	239,056	241,929
Federal National Mortgage Association, 5.500%, 3/01/2035	80,803	81,774
Federal National Mortgage Association, 5.500%, 3/01/2035	69,568	70,368
Federal National Mortgage Association, 5.500%, 5/01/2035	80,589	81,516
Federal National Mortgage Association, 5.500%, 8/01/2035	151,933	153,680
Federal National Mortgage Association, 5.500%, 12/01/2035	341,254	345,179
Federal National Mortgage Association, 5.500%, 1/01/2036	18,492	18,705
Federal National Mortgage Association, 5.500%, 2/01/2036	7,776	7,865
Federal National Mortgage Association, 5.500%, 4/01/2036	431,475	436,437
Federal National Mortgage Association, 5.500%, 6/01/2036	101,955	103,046
Federal National Mortgage Association, 5.742%, 9/01/2036(d)	493,553	502,875
Federal National Mortgage Association, 6.000%, 12/01/2018	31,429	32,552
Federal National Mortgage Association, 6.000%, 12/01/2020	38,032	39,183
Federal National Mortgage Association, 6.000%, 3/01/2021	379,469	391,663
Federal National Mortgage Association, 6.000%, 10/01/2028	29,827	30,822
Federal National Mortgage Association, 6.000%, 10/01/2033	652,854	672,179
Federal National Mortgage Association, 6.500%, 2/01/2011	5,176	5,345
Federal National Mortgage Association, 6.500%, 10/01/2031	92,989	97,035
Federal National Mortgage Association, 6.500%, 10/01/2033	52,599	54,754
Federal National Mortgage Association, 6.500%, 10/01/2033	102,729	106,937
Federal National Mortgage Association, 6.500%, 10/01/2033	69,096	71,927
Federal National Mortgage Association, 6.500%, 11/01/2033	95,072	98,967
Federal National Mortgage Association, 7.000%, 4/25/2020	50,696	53,733
Government National Mortgage Association, 6.500%, 2/20/2028	162,410	169,984

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Government National Mortgage Association, 7.000%, 11/20/2025		$6,094	$6,522
Government National Mortgage Association, 10.000%, 5/15/2018		15,884	18,984
Government National Mortgage Association, 10.000%, 8/15/2018		10,047	12,008
Government National Mortgage Association, 10.000%, 12/15/2018		49,858	59,589
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037		485,000	482,005
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039		805,000	781,202
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039		350,000	346,636
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A4, 6.065%, 4/15/2045(d)		600,000	609,775
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.739%, 7/15/2030		480,000	465,462
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.883%, 6/15/2038(d)		180,000	183,402
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039		390,000	381,682
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2, 5.303%, 2/15/2040		915,000	893,243
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039(d)		335,000	332,107
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.104%, 6/12/2046(d)		235,000	239,556
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042		350,000	343,916
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047		425,000	414,827
Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021		363,905	355,567

			20,174,838

Non-Captive Consumer – 1.3%
American General Finance Corp., Series H, 5.375%, 10/01/2012		45,000	44,176
American General Finance Corp., Series J, MTN, 6.900%, 12/15/2017		2,355,000	2,301,480
Countrywide Financial Corp., Series A, MTN, 2.849%, 12/19/2008(d)		50,000	45,750
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011		144,000	128,426
HSBC Finance Corp., 8.000%, 7/15/2010		205,000	216,334
Residential Capital LLC, 8.500%, 6/01/2012(d)		380,000	186,200
Residential Capital LLC, 8.875%, 6/30/2015(d)		155,000	75,175
SLM Corp., 6.500%, 6/15/2010	NZD	970,000	665,754

			3,663,295

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Non-Captive Diversified – 3.9%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015		$180,000	$134,637
CIT Group, Inc., 5.000%, 2/13/2014		195,000	153,456
CIT Group, Inc., 5.000%, 2/01/2015(b)		40,000	31,333
CIT Group, Inc., 5.125%, 9/30/2014		450,000	346,500
CIT Group, Inc., 5.400%, 1/30/2016		40,000	31,653
CIT Group, Inc., 5.650%, 2/13/2017		185,000	143,458
CIT Group, Inc., 5.800%, 7/28/2011(b)		240,000	191,528
CIT Group, Inc., 5.800%, 10/01/2036(b)		170,000	132,290
CIT Group, Inc., 5.850%, 9/15/2016(b)		15,000	11,530
CIT Group, Inc., 6.000%, 4/01/2036		925,000	703,000
General Electric Capital Corp., 6.500%, 9/28/2015	NZD	5,535,000	4,022,552
General Electric Capital Corp., Series A, MTN, 6.000%, 6/15/2012		735,000	783,657
General Electric Capital Corp., Series EMTN, 6.750%, 9/26/2016	NZD	400,000	296,952
GMAC LLC, 5.625%, 5/15/2009(b)		2,500,000	2,278,260
International Lease Finance Corp., 4.350%, 9/15/2008		50,000	49,913
International Lease Finance Corp., 6.375%, 3/15/2009		725,000	733,571
International Lease Finance Corp., 6.375%, 3/25/2013		470,000	469,638
Prologis, 5.625%, 11/15/2015		40,000	36,511
Prologis, 5.750%, 4/01/2016		35,000	32,134
Simon Property Group LP, 5.750%, 12/01/2015		55,000	52,320

			10,634,893

Oil Field Services – 0.1%
Weatherford International Ltd., 6.500%, 8/01/2036		195,000	185,791

Paper – 1.0%
Georgia-Pacific Corp., 7.250%, 6/01/2028		1,500,000	1,222,500
International Paper Co., 4.000%, 4/01/2010		500,000	491,453
International Paper Co., 4.250%, 1/15/2009		1,000,000	999,644

			2,713,597

Pipelines – 1.4%
DCP Midstream LP, 6.450%, 11/03/2036, 144A		635,000	597,019
El Paso Corp., 6.950%, 6/01/2028		350,000	327,249
Enterprise Products Operating LP, 6.300%, 9/15/2017		680,000	683,332
Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014		145,000	142,480
NGPL Pipeco LLC, 7.119%, 12/15/2017, 144A		965,000	998,235
Southern Natural Gas Co., 5.900%, 4/01/2017, 144A		810,000	791,800
Spectra Energy Capital LLC, 5.500%, 3/01/2014(b)		230,000	233,150

			3,773,265

Property & Casualty Insurance – 1.7%
Allstate Corp., 5.950%, 4/01/2036		470,000	420,282
Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014		65,000	62,796

		Principal Amount (‡)		Value (†)

BONDS AND NOTES – continued

Property & Casualty Insurance – continued
Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015		$1,842,000		$1,803,460
Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033(b)		2,360,000		1,978,711
Progressive Corp., 7.000%, 10/01/2013		150,000		165,042
Willis North America, Inc., 6.200%, 3/28/2017		225,000		224,538

				4,654,829

Railroads – 1.0%
Canadian Pacific Railway Ltd., 4.900%, 6/15/2010, 144A	CAD	1,000,000		983,906
Canadian Pacific Railway Ltd., 5.950%, 5/15/2037		115,000		95,372
CSX Corp., 6.000%, 10/01/2036		210,000		180,786
CSX Corp., 6.250%, 3/15/2018		670,000		661,206
Missouri Pacific Railroad Co., 5.000%, 1/01/2045		190,000		123,500
Union Pacific Corp., 3.875%, 2/15/2009		325,000		326,382
Union Pacific Corp., 5.375%, 6/01/2033		415,000		363,837

				2,734,989

Real Estate Investment Trusts – 1.8%
Camden Property Trust, 5.700%, 5/15/2017		295,000		255,431
Colonial Realty LP, 4.800%, 4/01/2011		1,840,000		1,741,775
Colonial Realty LP, 5.500%, 10/01/2015		290,000		236,692
Duke Realty LP, 5.950%, 2/15/2017		90,000		78,048
Equity One, Inc., 6.000%, 9/15/2017		1,000,000		883,191
ERP Operating LP, 5.125%, 3/15/2016		30,000		25,990
ERP Operating LP, 5.750%, 6/15/2017		180,000		163,916
Highwoods Properties, Inc., 5.850%, 3/15/2017		80,000		68,336
Highwoods Properties, Inc., 7.500%, 4/15/2018		1,075,000		1,000,496
Realty Income Corp., 6.750%, 8/15/2019		500,000		474,148

				4,928,023

Retailers – 1.2%
J.C. Penney Corp., Inc., 6.375%, 10/15/2036		230,000		195,460
Lowes Cos., Inc., 6.650%, 9/15/2037		975,000		977,463
Macy’s Retail Holdings, Inc., 5.350%, 3/15/2012		355,000		338,241
Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037		2,275,000		1,801,434

				3,312,598

Sovereigns – 8.0%
Canadian Government, 4.000%, 6/01/2016	CAD	1,000,000		1,021,881
Canadian Government, 4.250%, 9/01/2008	CAD	5,410,000		5,308,647
Canadian Government, 4.250%, 9/01/2009	CAD	4,070,000		4,053,941
Canadian Government, Series WH31, 6.000%, 6/01/2008	CAD	2,050,000		2,009,957
Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023	MXN	140,000	(††)	1,369,514
Mexican Fixed Rate Bonds, Series MI-10, 9.000%, 12/20/2012	MXN	460,000	(††)	4,599,244
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010	AUD	26,250		2,408,074
New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012	AUD	1,355,000		1,200,503

				21,971,761

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

		Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Supranational – 3.4%
European Investment Bank, 4.600%, 1/30/2037, 144A	CAD	1,900,000	$1,791,436
Inter-American Development Bank, Series EMTN, Zero Coupon Bond, 5/11/2009	BRL	9,000,000	4,328,945
Inter-American Development Bank, Series EMTN, 6.000%, 12/15/2017	NZD	4,375,000	3,094,906

			9,215,287

Technology – 4.2%
Avnet, Inc., 6.000%, 9/01/2015		1,970,000	1,974,712
Avnet, Inc., 6.625%, 9/15/2016		270,000	278,701
Corning, Inc., 6.850%, 3/01/2029		10,000	10,189
Corning, Inc., 7.250%, 8/15/2036		1,565,000	1,688,162
Dun & Bradstreet Corp., 6.000%, 4/01/2013		1,970,000	1,975,863
International Business Machines Corp., 4.750%, 11/29/2012		795,000	822,793
Intuit, Inc., 5.750%, 3/15/2017		635,000	615,148
Koninklijke (Royal) Philips Electronics N.V., 6.875%, 3/11/2038		2,745,000	2,928,012
Motorola, Inc., 5.220%, 10/01/2097		1,000,000	539,180
Motorola, Inc., 6.500%, 9/01/2025		190,000	156,021
Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A		500,000	544,045

			11,532,826

Textile – 0.2%
Kellwood Co., 7.625%, 10/15/2017(e)		1,000,000	650,000

Tobacco – 0.3%
Reynolds American, Inc., 6.750%, 6/15/2017		735,000	743,425
Reynolds American, Inc., 7.250%, 6/15/2037		195,000	193,032

			936,457

Transportation Services – 1.5%
APL Ltd., 8.000%, 1/15/2024(e)		100,000	81,250
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)		3,429,237	3,977,915

			4,059,165

Treasuries – 3.6%
U.S. Treasury Bonds, 4.750%, 2/15/2037(b)		1,390,000	1,495,010
U.S. Treasury Bonds, 5.375%, 2/15/2031(b)		5,985,000	6,922,024
United States Treasury Bond, 6.000%, 2/15/2026(b)		330,000	399,712
United States Treasury Note, 4.250%, 11/15/2013(b)		330,000	360,113
United States Treasury STRIP, Zero Coupon Bond, 2/15/2036(b)		1,885,000	557,325

			9,734,184

Wireless – 1.2%
America Movil SAB de CV, 4.125%, 3/01/2009		500,000	501,000
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		140,000	110,600

	Principal Amount (‡)	Value (†)

BONDS AND NOTES – continued

Wireless – continued
Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	$470,000	$347,800
Sprint Capital Corp., 6.875%, 11/15/2028	359,000	267,455
Sprint Nextel Corp., 6.000%, 12/01/2016	366,000	284,565
Telefonica Emisones SAU, 6.421%, 6/20/2016	185,000	189,610
Vodafone Group Plc, 6.150%, 2/27/2037	1,725,000	1,607,866

		3,308,896

Wirelines – 5.5%
AT&T Corp., 6.500%, 3/15/2029	1,310,000	1,268,793
AT&T, Inc., 6.150%, 9/15/2034	545,000	523,489
AT&T, Inc., 6.500%, 9/01/2037	965,000	954,570
BellSouth Corp., 6.000%, 11/15/2034(b)	1,875,000	1,760,713
GTE Corp., 6.940%, 4/15/2028	50,000	50,468
New England Telephone & Telegraph, 7.875%, 11/15/2029	570,000	624,877
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	500,000	405,000
Telefonica Emisiones SAU, 7.045%, 6/20/2036	4,075,000	4,260,608
Verizon Communications, 5.850%, 9/15/2035	3,715,000	3,384,191
Verizon Maryland, Inc., 5.125%, 6/15/2033	290,000	232,283
Verizon New York, Inc., Series B, 7.375%, 4/01/2032	1,110,000	1,160,300
Verizon Virginia, Inc., Series A, 4.625%, 3/15/2013	505,000	490,998

		15,116,290

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $224,389,322)		229,647,817

CONVERTIBLE BONDS – 0.9%

Independent Energy – 0.4%
Devon Energy Corp., 4.900%, 8/15/2008	200,000	319,000
Devon Energy Corp., 4.950%, 8/15/2008	500,000	797,500

		1,116,500

Non-Captive Consumer – 0.1%
Countrywide Financial Corp., Series A, 0.758%, 4/15/2037(d)(b)	99,000	87,615
Countrywide Financial Corp., Series B, 0.815%, 5/15/2037(d)	265,000	226,575

		314,190

Pharmaceuticals – 0.2%
Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013(b)	298,000	355,365
Watson Pharmaceuticals, Inc., 1.750%, 3/15/2023(b)	125,000	120,312

		475,677

Technology – 0.2%
Avnet, Inc., 2.000%, 3/15/2034(b)	430,000	483,750
Maxtor Corp., 5.750%, 3/01/2012(e)	54,000	50,760
Richardson Electronics, Ltd., 7.750%, 12/15/2011	44,000	40,480

		574,990

Transportation Services – 0.0%
Builders Transportation, Inc., 6.500%, 5/01/2011(g)	129,000	—

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Investment Grade Fixed Income Fund – continued

	Shares	Value (†)

BONDS AND NOTES – continued

TOTAL CONVERTIBLE BONDS
(Identified Cost $2,024,182)		$2,481,357

MUNICIPALS – 0.6%

Michigan – 0.4%
Michigan Tobacco Settlement Finance Authority, 7.309%, 6/01/2034	1,110,000	1,078,110

Ohio – 0.2%
Buckeye Ohio Tobacco Settlement, Series A-2, 5.875%, 6/01/2047	750,000	659,910

TOTAL MUNICIPALS
(Identified Cost $1,838,109)		1,738,020

TOTAL BONDS AND NOTES
(Identified Cost $228,251,613)		233,867,194

PREFERRED STOCKS – 0.6%

NON-CONVERTIBLE PREFERRED STOCKS – 0.1%

Electric Utilities – 0.1%
Connecticut Light & Power Co., 2.200%	263	9,927
MDU Resources Group, Inc., 5.100%	307	30,729
Public Service Electric & Gas Co., 4.080%(b)	400	30,460
San Diego Gas & Electric Co., 4.500%	100	1,815
Union Electric Co., 4.500%	3,160	230,680

TOTAL NON-CONVERTIBLE PREFERRED STOCKS
(Identified Cost $222,664)		303,611

CONVERTIBLE PREFERRED STOCKS – 0.5%

Capital Markets – 0.5%
Newell Financial Trust I, 5.250%, 12/01/2027
(Identified Cost $1,294,828)	33,050	1,495,513

TOTAL PREFERRED STOCKS
(Identified Cost $1,517,492)		1,799,124

	Principal Amount (‡)

SHORT-TERM INVESTMENTS – 21.9%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $40,978,423 on 4/01/08 collateralized by $41,645,000 Federal Home Loan Mortgage Corp., 3.375% due 3/5/2010 valued at $41,801,169 including accrued interest (Note 2h Notes to Financial Statements)	$40,977,000	40,977,000

	Shares
State Street Navigator Securities Lending Prime Portfolio(h)	18,933,811	18,933,811

TOTAL SHORT-TERM INVESTMENT
(Identified Cost $59,910,811)		59,910,811

Value (†)

TOTAL INVESTMENTS – 107.9%
(Identified Cost $289,679,916)(a)	$295,577,129
Other assets less liabilities—(7.9)%	(21,662,730)

NET ASSETS – 100.0%	273,914,399

(‡) Principal amount stated in U.S. dollars unless otherwise noted.
(†) See Note 2a of Notes to Financial Statements.
(††) Amount shown represents units. One unit represents a principal amount of 100.

(a)         Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes.):

             At March 31, 2008, the net unrealized appreciation on investments based on a cost of $289,906,399 for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$13,769,863
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(8,099,133)

Net unrealized appreciation	$5,670,730

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(d)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(e)	Illiquid security. At March 31, 2008, the value of these securities amounted to $828,141 or 0.3% of net assets.
(f)	Non-income producing security.
(g)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(h)	Represents investment of securities lending collateral.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $34,358,886 or 12.5% of total net assets.
EMTN	Euro Medium Term Note
MTN	Medium Term Note

Key to Abbreviations: AUD: Australian Dollar; BRL: Brazilian Real; CAD: Canadian Dollar; IDR: Indonesian Rupiah; ISK: Iceland Krona; KRW: South Korean Won; MXN: Mexican Peso; MYR: Malaysian Ringgit; NZD: New Zealand Dollar; THB: Thailand Baht

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Banking	8.1%
Sovereigns	8.0
Mortgage Related	7.4
Wirelines	5.5
Technology	4.4
Non-Captive Diversified	3.9
Treasuries	3.6
Supranational	3.4
Electric	3.3
Home Construction	3.0
Media Cable	2.3
Independent Energy	2.3
Airline	2.1
Other, less than 2% each	28.7

CURRENCY EXPOSURE AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

United States Dollar	64.2%
Canadian Dollar	6.4
Brazilian Real	3.8
New Zealand Dollar	3.0
Mexican Peso	2.2
Other, less than 2% each	6.4

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008 (Unaudited)

	Bond Fund	Fixed Income Fund

Assets
Investments at cost	$18,093,920,665	$632,210,736
Net unrealized appreciation (depreciation)	(225,887,119)	14,013,968

Investments at value	17,868,033,546	646,224,704
Cash	1,164,342	600
Foreign currency at value (identified cost $7,727,453, $238,427, $42,863,198, $0, $77,549, $0 and $162,732)	7,628,994	235,329
Receivable for Fund shares sold	51,919,599	—
Receivable for securities sold	841,357	—
Receivable for forward foreign currency exchange contracts	—	—
Dividends and interest receivable	263,370,461	8,569,013
Tax reclaims receivable	—	1,557
Receivable from investment adviser (Note 4)	—	—
Securities lending income receivable	752,694	14,768
Receivable from broker—variation margin on open futures contracts	—	—
Other assets	2,248	—

Total Assets	18,193,713,241	655,045,971

Liabilities
Collateral on securities loaned, at value (Note 2)	1,075,922,564	22,359,618
Payable for securities purchased	111,112,601	2,520,133
Payable for Fund shares redeemed	14,618,026	5,045,394
Foreign taxes payable	307,081	21,965
Management fees payable (Note 4)	7,644,485	267,312
Administrative fees payable (Note 4)	1,396,604	51,938
Deferred Trustees’ fees (Note 4)	643,835	88,688
Service and distribution fees payable (Note 4)	174,383	—
Payable to broker—variation margin on open futures contracts	—	—
Payable for forward foreign currency exchange contracts	—	—
Other accounts payable and accrued expenses	1,551,849	19,565

Total Liabilities	1,213,371,428	30,374,613

Net Assets	$16,980,341,813	$624,671,358

Net Assets consist of:
Paid-in capital	$16,959,882,969	$594,455,281
Undistributed (Overdistributed) net investment income (loss)	(2,011,930)	8,867,345
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	250,171,564	7,462,274
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(227,700,790)	13,886,458

Net Assets	$16,980,341,813	$624,671,358

Net Asset Value and Offering Price
Institutional Class
Net assets	$8,696,777,237	$624,671,358

Shares of beneficial interest	616,718,920	46,542,039

Net asset value, offering and redemption price per share	$14.10	$13.42

Retail Class
Net assets	$8,053,192,720	$—

Shares of beneficial interest	572,825,967	—

Net asset value, offering and redemption price per share	$14.06	$—

Admin Class
Net assets	$230,371,856	$—

Shares of beneficial interest	16,419,004	—

Net asset value, offering and redemption price per share	$14.03	$—

Value of securities on loan (Note 2)	$1,057,109,090	$21,983,955

See accompanying notes to financial statements.

Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund

$2,594,679,991	$19,966,165	$207,475,980	$42,318,168	$289,679,916
121,182,122	619,239	(1,824,177)	(241,144)	5,897,213
2,715,862,113	20,585,404	205,651,803	42,077,024	295,577,129
87,348	983	290	7,665	358
43,856,226	—	77,549	—	160,240
7,659,209	9,306	212,528	36,476	—
19,691,090	—	45,882	87,206	—
1,123,091	—	—	—	—
31,248,652	130,353	3,332,970	333,663	2,821,317
69,848	—	—	—	—
—	7,169	—	5,098	—
277,348	3,042	15,028	6,543	10,620
—	—	—	2,250	—
—	—	—	—	—
2,819,874,925	20,736,257	209,336,050	42,555,925	298,569,664

283,468,823	4,165,445	19,821,388	7,600,779	18,933,811
20,041,362	—	218,900	89,852	5,021,657
2,145,898	133	24,852	—	500,664
—	—	6,095	—	8,689
1,300,552	3,362	98,889	7,352	91,726
198,382	1,289	16,510	2,877	22,322
158,448	37,556	50,678	40,957	58,876
24,036	—	—	—	—
39,844	—	—	—	—
35,777	—	—	—	—
44,051	19,466	18,037	19,869	17,520
307,457,173	4,227,251	20,255,349	7,761,686	24,655,265
$2,512,417,752	$16,509,006	$189,080,701	$34,794,239	$273,914,399

$2,373,698,706	$16,154,834	$185,852,254	$35,616,102	$262,874,640
(1,059,916)	(19,549)	3,031,128	(15,616)	5,524
15,826,313	(245,604)	2,047,988	(603,913)	5,155,214
123,952,649	619,325	(1,850,669)	(202,334)	5,879,021
$2,512,417,752	$16,509,006	$189,080,701	$34,794,239	$273,914,399

$1,335,171,998	$16,509,006	$189,080,701	$34,794,239	$273,914,399
81,092,647	1,509,055	24,898,681	3,649,153	21,409,486
$16.46	$10.94	$7.59	$9.53	$12.79

$1,177,245,754	$—	$—	$—	$—
72,068,698	—	—	—	—
$16.34	$—	$—	$—	$—

$—	$—	$—	$—	$—
—	—	—	—	—
$—	$—	$—	$—	$—
$278,294,925	$4,109,991	$19,743,246	$7,457,396	$18,618,521

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

	Bond Fund	Fixed Income Fund

Investment Income
Dividends	$16,766,291	$433,713
Interest	543,591,242	20,819,575
Securities lending income (Note 2)	5,799,439	118,160
Less net foreign taxes withheld	(53,651)	(1,905)

	566,103,321	21,369,543

Expenses
Management fees (Note 4)	41,533,341	1,544,516
Distribution fees—Retail Class (Note 4)	9,304,102	—
Service and distribution fees—Admin Class (Note 4)	543,762	—
Trustees’ fees and expenses (Note 4)	150,718	11,476
Administrative fees (Note 4)	4,193,824	161,668
Custodian fees and expenses	450,299	26,654
Transfer agent fees and expenses—Institutional Class (Note 4)	1,975,436	1,167
Transfer agent fees and expenses—Retail Class (Note 4)	3,534,010	—
Transfer agent fees and expenses—Admin Class (Note 4)	137,580	—
Audit and tax services fees	24,673	20,861
Registration fees	415,948	18,100
Shareholder reporting expenses	819,603	1,653
Legal fees	168,146	7,894
Expense recapture—Retail Class (Note 4)	215,069	—
Miscellaneous expenses	168,131	8,766

Total expenses	63,634,642	1,802,755
Less fee reduction and/or expense reimbursement (Note 4)	(225,974)	(7,812)

Net expenses	63,408,668	1,794,943

Net investment income	502,694,653	19,574,600

Net Realized And Unrealized Gain (Loss) On Investments, Futures Contracts and Foreign Currency Transactions
Net Realized Gain (Loss) on:
Investments	266,025,373	8,909,294
Futures contracts	—	—
Foreign currency transactions	2,638,742	37,475

Net Change in Unrealized Appreciation (Depreciation) on:
Investments*	(920,932,991)	(28,163,799)
Futures contracts	—	—
Foreign currency translations	(3,785,785)	(161,202)

Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(656,054,661)	(19,378,232)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(153,360,008)	$196,368

*	Including change in foreign capital gains tax accrual of $(307,081), $(21,965), $(6,095), and $(8,689) on Bond Fund, Fixed Income Fund, Institutional High Income Fund and Investment Grade Fixed Income Fund, respectively.

See accompanying notes to financial statements.

Global Bond Fund	Inflation Protected Securities Fund	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund

$819,765	$3,013	$407,731	$—	$52,761
51,513,426	348,719	7,599,078	898,406	8,165,633
637,783	12,618	130,698	26,607	73,966
(47,282)	—	(182)	—	—
52,923,692	364,350	8,137,325	925,013	8,292,360

5,944,132	18,445	606,886	42,602	531,268
1,276,167	—	—	—	—
—	—	—	—	—
25,072	4,952	6,885	5,203	7,704
571,420	3,860	52,953	8,917	69,513
102,728	8,627	13,991	9,587	16,541
94,486	3,119	3,308	811	703
467,084	—	—	—	—
—	—	—	—	—
22,294	18,880	19,957	17,554	18,268
67,154	14,212	17,941	13,825	14,999
65,013	417	2,220	1,035	1,029
23,097	181	2,453	520	3,031
176,808	—	—	—	—
24,647	2,068	4,007	2,288	4,796
8,860,102	74,761	730,601	102,342	667,852
(27,658)	(45,252)	(2,558)	(34,178)	(3,359)
8,832,444	29,509	728,043	68,164	664,493
44,091,248	334,841	7,409,282	856,849	7,627,867

28,738,526	82,687	2,351,463	122,544	2,002,708
(714,604)	—	—	57,191	—
2,016,356	466	10,119	(649)	3,898,855

69,435,294	789,858	(14,679,771)	20,959	(6,717,386)
(563,988)	—	—	38,796	—
1,735,851	(750)	(30,357)	14	(41,534)
100,647,435	872,261	(12,348,546)	238,855	(857,357)

$144,738,683	$1,207,102	$(4,939,264)	$1,095,704	$6,770,510

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

Bond Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$502,694,653	$602,981,854
Net realized gain on investments and foreign currency transactions	268,664,115	141,128,552
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(924,718,776)	288,741,579

Increase (decrease) in net assets from operations	(153,360,008)	1,032,851,985

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(298,335,850)	(367,518,277)
Retail Class	(256,363,877)	(254,215,109)
Admin Class	(7,179,816)	(8,202,969)
Capital Gains:
Institutional Class	—	—
Retail Class	—	—
Admin Class	—	—

Total distributions	(561,879,543)	(629,936,355)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	3,352,685,591	6,856,379,181

Redemption Fees
Institutional Class	339,157	440,675
Retail Class	303,345	303,180
Admin Class	8,867	10,693

Total increase in net assets	2,638,097,409	7,260,049,359
Net Assets
Beginning of period	14,342,244,404	7,082,195,045

End of period	$16,980,341,813	$14,342,244,404

Undistributed (Overdistributed) Net Investment Income (Loss)	$(2,011,930)	$57,172,960

Fixed Income Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$19,574,600	$30,944,356
Net realized gain on investments and foreign currency transactions	8,946,769	18,051,055
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(28,325,001)	6,460,609

Increase in net assets resulting from operations	196,368	55,456,020

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(43,626,372)	(30,011,559)
Capital Gains:
Institutional Class	(643,688)	—

Total distributions	(44,270,060)	(30,011,559)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	63,644,613	123,644,710

Total increase in net assets	19,570,921	149,089,171
Net Assets
Beginning of period	605,100,437	456,011,266

End of period	$624,671,358	$605,100,437

Undistributed Net Investment Income	$8,867,345	$32,919,117

See accompanying notes to financial statements.

Global Bond Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$44,091,248	$55,241,500
Net realized gain on investments, futures contracts and foreign currency transactions	30,040,278	14,783,271
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	70,607,157	56,531,746

Increase in net assets resulting from operations	144,738,683	126,556,517

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(31,641,710)	(46,911,889)
Retail Class	(26,260,410)	(37,021,466)
Capital Gains:
Institutional Class	—	—
Retail Class	—	—

Total distributions	(57,902,120)	(83,933,355)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	554,858,405	643,198,818

Redemption Fees
Institutional Class	54,032	59,521
Retail Class	47,604	51,588

Total increase in net assets	641,796,604	685,933,089
Net Assets
Beginning of period	1,870,621,148	1,184,688,059

End of period	$2,512,417,752	$1,870,621,148

Undistributed (Overdistributed) Net Investment Income (Loss)	$(1,059,916)	$12,750,956

Inflation Protected Securities Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$334,841	$535,955
Net realized gain (loss) on investments and foreign currency transactions	83,153	(18,387)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	789,108	114,691

Increase in net assets resulting from operations	1,207,102	632,259

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(356,116)	(595,612)
Capital Gains:
Institutional Class	—	—

Total distributions	(356,116)	(595,612)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	2,190,412	4,378,400

Total increase in net assets	3,041,398	4,415,047
Net Assets
Beginning of period	13,467,608	9,052,561

End of period	$16,509,006	$13,467,608

Undistributed (Overdistributed) Net Investment Income (Loss)	$(19,549)	$1,726

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS – continued

Institutional High Income Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$7,409,282	$10,809,328
Net realized gain on investments and foreign currency transactions	2,361,582	8,148,235
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(14,710,128)	(3,394,602)

Increase (decrease) in net assets from operations	(4,939,264)	15,562,961

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(12,543,920)	(9,165,373)
Capital Gains:
Institutional Class	(3,556,542)	—

Total distributions	(16,100,462)	(9,165,373)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	22,551,992	39,853,081

Total increase in net assets	1,512,266	46,250,669
Net Assets
Beginning of period	187,568,435	141,317,766

End of period	$189,080,701	$187,568,435

Undistributed Net Investment Income	$3,031,128	$8,165,766

Intermediate Duration Fixed Income Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$856,849	$1,737,447
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	179,086	(82,683)
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	59,769	42,252

Increase in net assets resulting from operations	1,095,704	1,697,016

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(877,378)	(1,835,942)
Capital Gains:
Institutional Class	—	—

Total distributions	(877,378)	(1,835,942)

Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (Note 7)	3,130,761	(10,267,100)

Total increase (decrease) in Net Assets	3,349,087	(10,406,026)
Net Assets
Beginning of period	31,445,152	41,851,178

End of period	$34,794,239	$31,445,152

Undistributed (Overdistributed) Net Investment Income (Loss)	$(15,616)	$4,913

See accompanying notes to financial statements.

Investment Grade Fixed Income Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$7,627,867	$11,275,232
Net realized gain on investments and foreign currency transactions	5,901,563	3,867,775
Net change in net unrealized appreciation (depreciation) on investments and foreign currency translations	(6,758,920)	5,644,073

Increase in net assets resulting from operations	6,770,510	20,787,080

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(10,038,789)	(14,190,258)
Capital Gains:
Institutional Class	—	—

Total distributions	(10,038,789)	(14,190,258)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	15,441,966	81,594,581

Total increase in net assets	12,173,687	88,191,403
Net Assets
Beginning of period	261,740,712	173,549,309

End of period	$273,914,399	$261,740,712

Undistributed Net Investment Income	$5,524	$2,416,446

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Bond Fund

Institutional Class
3/31/2008(h)	$14.71	$0.47	$(0.56)	$(0.09)	$(0.52)	$—	$(0.52)
9/30/2007	14.13	0.83	0.58	1.41	(0.83)	—	(0.83)
9/30/2006	13.81	0.72	0.47	1.19	(0.87)	—	(0.87)
9/30/2005	13.46	0.67	0.57	1.24	(0.89)	—	(0.89)
9/30/2004	12.66	0.72	0.82	1.54	(0.74)	—	(0.74)
9/30/2003	10.33	0.78	2.34	3.12	(0.79)	—	(0.79)

Retail Class
3/31/2008(h)	$14.67	$0.44	$(0.55)	$(0.11)	$(0.50)	$—	$(0.50)
9/30/2007	14.10	0.79	0.57	1.36	(0.79)	—	(0.79)
9/30/2006	13.78	0.69	0.47	1.16	(0.84)	—	(0.84)
9/30/2005	13.44	0.64	0.57	1.21	(0.87)	—	(0.87)
9/30/2004	12.65	0.69	0.82	1.51	(0.72)	—	(0.72)
9/30/2003	10.33	0.75	2.34	3.09	(0.77)	—	(0.77)

Admin Class
3/31/2008(h)	$14.64	$0.42	$(0.55)	$(0.13)	$(0.48)	$—	$(0.48)
9/30/2007	14.07	0.75	0.58	1.33	(0.76)	—	(0.76)
9/30/2006	13.75	0.65	0.48	1.13	(0.81)	—	(0.81)
9/30/2005	13.42	0.60	0.56	1.16	(0.83)	—	(0.83)
9/30/2004	12.64	0.65	0.82	1.47	(0.69)	—	(0.69)
9/30/2003	10.32	0.72	2.34	3.06	(0.74)	—	(0.74)

(a) Had certain expenses not been reduced during the period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) Amount rounds to less than $0.01 per share, if applicable.

(e) Includes expense recapture of 0.02%.

(f) Effective July 1, 2007, the Fund decreased its net expense limitations to 0.70%, 0.95% and 1.20% from 0.75%, 1.00% and 1.25% for the Institutional Class, Retail Class and Admin Class, respectively.

(g) Computed on an annualized basis for periods less than one year, if applicable.

(h) For the six months ended March 31, 2008 (Unaudited).

(i) Includes expense recapture of 0.00%.

(j) Includes expense recapture of 0.01%.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:
Redemption fees(d)	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(g)		Gross expenses (%)(g)		Net investment income (%)(g)	Portfolio turnover rate (%)

$0.00	$14.10	(0.6)	$8,696,777	0.64		0.64		6.41	16
0.00	14.71	10.3	7,716,061	0.67	(f)	0.67		5.75	20
0.00	14.13	9.0	4,742,622	0.75	(e)	0.75	(e)	5.20	26
0.00	13.81	9.5	3,303,997	0.75		0.79		4.91	22
0.00	13.46	12.5	2,365,199	0.75		0.79		5.48	42
—	12.66	30.9	1,730,165	0.75		0.78		6.64	35

$0.00	$14.06	(0.7)	$8,053,193	0.95	(j)	0.95	(j)	6.12	16
0.00	14.67	9.9	6,432,333	0.97	(f)	0.97		5.49	20
0.00	14.10	8.8	2,232,632	1.00		1.01		4.99	26
0.00	13.78	9.2	707,394	1.00		1.05		4.64	22
0.00	13.44	12.2	275,349	1.00		1.04		5.24	42
—	12.65	30.6	143,932	1.00		1.07		6.35	35

$0.00	$14.03	(0.9)	$230,372	1.20		1.22		5.86	16
0.00	14.64	9.7	193,850	1.23	(f)(i)	1.23	(i)	5.20	20
0.00	14.07	8.5	106,941	1.25		1.29		4.71	26
0.00	13.75	8.9	64,263	1.25		1.31		4.39	22
0.00	13.42	11.9	27,299	1.25		1.29		4.99	42
—	12.64	30.4	12,061	1.25		1.40		6.13	35

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Fixed Income Fund

Institutional Class
3/31/2008(g)	$14.49	$0.44	$(0.43)	$0.01	$(1.06)	$(0.02)	$(1.08)
9/30/2007	13.89	0.83	0.67	1.50	(0.90)	—	(0.90)
9/30/2006	13.88	0.74	0.30	1.04	(1.03)	—	(1.03)
9/30/2005	13.93	0.75	0.58	1.33	(1.38)	—	(1.38)
9/30/2004	13.24	0.82	0.79	1.61	(0.92)	—	(0.92)
9/30/2003	10.95	0.84	2.40	3.24	(0.95)	—	(0.95)

Global Bond Fund

Institutional Class
3/31/2008(g)	$15.83	$0.34	$0.73	$1.07	$(0.44)	$—	$(0.44)
9/30/2007	15.43	0.60	0.70	1.30	(0.90)	—	(0.90)
9/30/2006	15.57	0.48	0.16	0.64	(0.70)	(0.08)	(0.78)
9/30/2005	15.59	0.44	0.05	0.49	(0.46)	(0.05)	(0.51)
9/30/2004	14.93	0.48	0.78	1.26	(0.60)	—	(0.60)
9/30/2003	12.68	0.62	2.25	2.87	(0.62)	—	(0.62)

Retail Class
3/31/2008(g)	$15.71	$0.31	$0.73	$1.04	$(0.41)	$—	$(0.41)
9/30/2007	15.29	0.54	0.70	1.24	(0.82)	—	(0.82)
9/30/2006	15.43	0.44	0.15	0.59	(0.65)	(0.08)	(0.73)
9/30/2005	15.46	0.40	0.05	0.45	(0.43)	(0.05)	(0.48)
9/30/2004	14.83	0.43	0.79	1.22	(0.59)	—	(0.59)
9/30/2003	12.62	0.58	2.24	2.82	(0.61)	—	(0.61)

(a) Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) Amount rounds to less than $0.01 per share, if applicable.

(e) Includes expense recapture of 0.00% and 0.03% for Fixed Income Fund and Global Bond Fund, respectively.

(f) Includes expense recapture of 0.03%.

(g) For the six months ended March 31, 2008 (Unaudited).

(h) Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

				Ratios to Average Net Assets:
Redemption fees(d)	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(h)		Gross expenses (%)(h)		Net investment income (%)(h)	Portfolio turnover rate (%)

$—	$13.42	0.1	$624,671	0.58		0.58		6.34	10
—	14.49	11.3	605,100	0.60		0.60		5.96	22
—	13.89	8.1	456,011	0.60	(e)	0.60	(e)	5.48	40
—	13.88	9.9	444,552	0.65		0.65		5.47	34
—	13.93	12.6	358,652	0.65		0.66		6.17	35
—	13.24	31.5	412,521	0.65		0.67		7.03	33

$0.00	$16.46	6.9	$1,335,172	0.64	(f)	0.64	(f)	4.20	28
0.00	15.83	8.7	996,046	0.68		0.68		3.84	95
0.00	15.43	4.3	643,991	0.74	(e)	0.74	(e)	3.21	77
0.00	15.57	3.1	553,704	0.75		0.80		2.75	63
0.00	15.59	8.6	287,830	0.80		0.85		3.15	61
—	14.93	23.4	83,325	0.90		0.94		4.50	107

$0.00	$16.34	6.7	$1,177,246	1.00		1.00		3.84	28
0.00	15.71	8.4	874,575	1.00		1.04		3.53	95
0.00	15.29	4.0	540,697	1.00		1.09		2.93	77
0.00	15.43	2.8	699,498	1.00		1.09		2.57	63
0.00	15.46	8.4	413,652	1.04		1.10		2.88	61
—	14.83	23.1	55,487	1.15		1.21		4.13	107

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS – continued

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Inflation Protected Securities Fund

Institutional Class
3/31/2008(i)	$10.31	$0.24	$0.52	$0.76	$(0.13)	$—	$(0.13)
9/30/2007	10.30	0.47	0.03	0.50	(0.49)	—	(0.49)
9/30/2006	10.84	0.52	(0.38)	0.14	(0.63)	(0.05)	(0.68)
9/30/2005	11.02	0.42	(0.08)	0.34	(0.52)	—	(0.52)
9/30/2004	11.60	0.37	(0.12)	0.25	(0.54)	(0.29)	(0.83)
9/30/2003	11.94	0.43	0.05	0.48	(0.53)	(0.29)	(0.82)

Institutional High Income Fund

Institutional Class
3/31/2008(i)	$8.45	$0.29	$(0.48)	$(0.19)	$(0.52)	$(0.15)	$(0.67)
9/30/2007	8.11	0.55	0.30	0.85	(0.51)	—	(0.51)
9/30/2006	7.80	0.50	0.34	0.84	(0.53)	—	(0.53)
9/30/2005	7.50	0.55	0.39	0.94	(0.64)	—	(0.64)
9/30/2004	6.91	0.55	0.66	1.21	(0.62)	—	(0.62)
9/30/2003	4.81	0.59	1.69	2.28	(0.18)	—	(0.18)

Intermediate Duration Fixed Income Fund

Institutional Class
3/31/2008(i)	$9.47	$0.24	$0.07	$0.31	$(0.25)	$—	$(0.25)
9/30/2007	9.50	0.45	(0.01)	0.44	(0.47)	—	(0.47)
9/30/2006	9.60	0.42	(0.07)	0.35	(0.45)	—	(0.45)
9/30/2005	9.92	0.40	(0.25)	0.15	(0.45)	(0.02)	(0.47)
9/30/2004	10.10	0.45	(0.10)	0.35	(0.53)	—	(0.53)
9/30/2003	9.62	0.51	0.49	1.00	(0.52)	—	(0.52)

Investment Grade Fixed Income Fund

Institutional Class
3/31/2008(i)	$12.96	$0.37	$(0.05)	$0.32	$(0.49)	$—	$(0.49)
9/30/2007	12.63	0.70	0.53	1.23	(0.90)	—	(0.90)
9/30/2006	13.28	0.60	0.22	0.82	(0.92)	(0.55)	(1.47)
9/30/2005	13.54	0.57	0.27	0.84	(0.83)	(0.27)	(1.10)
9/30/2004	13.38	0.67	0.75	1.42	(0.88)	(0.38)	(1.26)
9/30/2003	11.56	0.77	1.87	2.64	(0.78)	(0.04)	(0.82)

(a) Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.

(b) The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fees during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.

(c) Per share net investment income has been calculated using the average shares outstanding during the period.

(d) Amount rounds to less than $0.01 per share, if applicable.

(e) Includes expense recapture of 0.00%.

(f) Effective July 1, 2005, the Intermediate Duration Fixed Income Fund and the Inflation Protected Securities Fund decreased their net expense limitations to 0.40% and 0.45%, respectively, from 0.45% and 0.50%, respectively.

(g) Includes expense recapture of 0.01%.

(h) Computed on an annualized basis for periods less than one year, if applicable.

(i) For the six months ended March 31, 2008 (Unaudited).

See accompanying notes to financial statements.

				Ratios to Average Net Assets:
Redemption fees(d)	Net asset value, end of the period	Total return (%)(a)	Net assets, end of the period (000’s)	Net expenses (%)(b)(h)		Gross expenses (%)(h)		Net investment income (%)(h)	Portfolio turnover rate (%)

$—	$10.94	8.6	$16,509	0.40		1.01		4.54	11
—	10.31	5.1	13,468	0.40		1.28		4.60	26
—	10.30	1.5	9,053	0.40		1.69		4.96	41
—	10.84	3.1	9,298	0.49	(f)	1.54		3.81	141
—	11.02	2.3	7,390	0.50		1.73		3.33	99
—	11.60	4.3	9,549	0.50		1.28		3.68	60

$—	$7.59	(2.4)	$189,081	0.72		0.72		7.33	18
—	8.45	10.8	187,568	0.75	(g)	0.75	(g)	6.60	31
—	8.11	11.6	141,318	0.75		0.79		6.40	23
—	7.80	13.0	110,533	0.75		0.82		7.24	22
—	7.50	18.1	97,109	0.75		0.88		7.66	59
0.00	6.91	48.7	86,141	0.75		0.91		10.01	53

$—	$9.53	3.3	$34,794	0.40		0.60		5.03	38
—	9.47	4.8	31,445	0.40		0.61		4.71	87
—	9.50	3.8	41,851	0.40		0.62		4.48	62
—	9.60	1.5	40,628	0.44	(f)	0.68		4.10	50
—	9.92	3.6	31,051	0.45		0.76		4.48	48
—	10.10	10.7	37,103	0.45		0.74		5.15	63

$—	$12.79	2.6	$273,914	0.50		0.50		5.74	14
—	12.96	10.2	261,741	0.53		0.53		5.52	23
—	12.63	6.8	173,549	0.55	(e)	0.55	(e)	4.79	50
—	13.28	6.4	186,749	0.55		0.58		4.28	42
—	13.54	11.1	177,094	0.55		0.60		5.03	34
—	13.38	23.8	142,271	0.55		0.62		6.22	32

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Shares of certain funds in the Trust were first registered under the Securities Act of 1933 (the “1933 Act”) effective March 7, 1997 (subsequent to their commencement of investment operations). Information presented in these financial statements pertains to the fixed income funds of the Trust; the financial statements for the equity funds of the Trust are presented in a separate report. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Bond Fund (the “Bond Fund”)

Loomis Sayles Fixed Income Fund (the “Fixed Income Fund”)

Loomis Sayles Global Bond Fund (the “Global Bond Fund”)

Loomis Sayles Inflation Protected Securities Fund (the “Inflation Protected Securities Fund”)

Loomis Sayles Institutional High Income Fund (the “Institutional High Income Fund”)

Loomis Sayles Intermediate Duration Fixed Income Fund (the “Intermediate Duration Fixed Income Fund”)

Loomis Sayles Investment Grade Fixed Income Fund (the “Investment Grade Fixed Income Fund”)

Each Fund offers Institutional Class Shares. Bond Fund and Global Bond Fund also offer Retail Class Shares. In addition, Bond Fund offers Admin Class Shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Futures contracts are priced at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates caused by fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Certain Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

d.  Forward Foreign Currency Contracts. Each Fund that may invest in foreign investments may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell may offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2008, the Global Bond Fund had the following open forward foreign currency exchange contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)
Sell	6/18/2008	Canadian Dollar	19,500,000	$18,967,765	$624,515
Sell	6/18/2008	Colombian Peso	17,480,000,000	9,383,371	(35,777)
Buy	6/18/2008	Iceland Krona	1,164,000,000	15,237,417	498,576

e.  Futures Contracts. The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid, respectively, by and to the holders of these positions. The amount received or paid is known as “variation margin.” Realized gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004 – 2007) and has concluded that no provisions for income tax are required. Fund Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for book and tax purposes of items such as net operating losses, foreign currency transactions, gains realized from passive foreign investment companies (“PFICs”), paydown gains and losses, equalization and premium amortization accruals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, unrealized gains on PFICs, premium amortization accruals, dividends payable, futures contracts mark to market, and defaulted bond interest. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$629,936,355	$—	$629,936,355
Fixed Income Fund	30,011,559	—	30,011,559
Global Bond Fund	83,933,355	—	83,933,355
Inflation Protected Securities Fund	595,612	—	595,612
Institutional High Income Fund	9,165,373	—	9,165,373
Intermediate Duration Fixed Income Fund	1,835,942	—	1,835,942
Investment Grade Fixed Income Fund	14,190,258	—	14,190,258

As of September 30, 2007, the capital loss carryforwards and post-October losses were as follows:

	Bond Fund	Fixed Income Fund	Global Bond Fund	Inflation Protected Securities Fund
Capital Loss Carryforward:
Expires September 30, 2011	$4,480,283	$—	$—	$—
Expires September 30, 2012	—	—	—	—
Expires September 30, 2013	—	—	—	—
Expires September 30, 2014	273,495	—	1,046,616	22,173
Expires September 30, 2015	—	—	5,497,643	155,005

Total Capital Loss Carryforward	4,753,778	—	6,544,259	177,178

Deferred net capital losses (post-October 2006)	—	—	3,593,453	49,001

	Institutional High Income Fund	Intermediate Duration Fixed Income Fund	Investment Grade Fixed Income Fund
Capital Loss Carryforward:
Expires September 30, 2011	$—	$—	$—
Expires September 30, 2012	—	—	—
Expires September 30, 2013	—	3,797	—
Expires September 30, 2014	—	186,919	309,092
Expires September 30, 2015	—	326,220	23,637

Total Capital Loss Carryforward	—	516,936	332,729

Deferred net capital losses (post-October 2006)	—	203,769	—

h.  Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian. At March 31, 2008, there were no delayed delivery commitments.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2008 were as follows:

	Value of Securities on Loan	Value of Collateral
Bond Fund	$1,057,109,090	$1,075,922,564
Fixed Income Fund	21,983,955	22,359,618
Global Bond Fund	278,294,925	283,468,823
Inflation Protected Securities Fund	4,109,991	4,165,445
Institutional High Income Fund	19,743,246	19,821,388
Intermediate Duration Fixed Income Fund	7,457,396	7,600,779
Investment Grade Fixed Income Fund	18,618,521	18,933,811

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments and will not have a material impact on the Funds’ net assets or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Purchases and Sales of Securities. For the six months ended March 31, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$187,563,405	$1,031,593,306	$4,806,862,313	$1,350,735,160
Fixed Income Fund	—	22,906,508	55,295,650	66,013,945
Global Bond Fund	234,490,108	180,251,176	832,553,087	393,264,975
Inflation Protected Securities Fund	2,623,642	1,027,408	450,463	544,120
Institutional High Income Fund	—	27,992,842	37,255,728	5,231,941
Intermediate Duration Fixed Income Fund	9,559,129	8,539,414	6,302,585	4,196,403
Investment Grade Fixed Income Fund	—	14,692,551	34,009,314	38,604,690

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the six months ended March 31, 2008, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $1 Billion	Next $1 Billion	Next $1 Billion	Next $12 Billion	Over $15 Billion
Bond Fund	0.60%	0.60%	0.60%	0.50%	0.49%
Fixed Income Fund	0.50%	0.50%	0.50%	0.50%	0.50%
Global Bond Fund	0.60%	0.50%	0.48%	0.48%	0.48%
Inflation Protected Securities Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Institutional High Income Fund	0.60%	0.60%	0.60%	0.60%	0.60%
Intermediate Duration Fixed Income Fund	0.25%	0.25%	0.25%	0.25%	0.25%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%	0.40%	0.40%

Prior to December 1, 2007, the management fees for the Bond Fund were 0.60% for the first $3 billion of average daily net assets of the Fund and 0.50% of such assets thereafter.

Loomis Sayles has given binding undertakings to the Funds to reduce management fees and/or reimburse certain expenses associated with the Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the six months ended March 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	0.70%	0.95%	1.20%
Fixed Income Fund	0.65%	—	—
Global Bond Fund	0.75%	1.00%	—
Inflation Protected Securities Fund	0.40%	—	—
Institutional High Income Fund	0.75%	—	—
Intermediate Duration Fixed Income Fund	0.40%	—	—
Investment Grade Fixed Income Fund	0.55%	—	—

For the six months ended March 31, 2008, the management fees for each Fund were as follows:

Fund	Management Fee	Percentage of Average Daily Net Assets
Bond Fund	$41,533,341	0.52%
Fixed Income Fund	1,544,516	0.50%
Global Bond Fund	5,944,132	0.54%
Inflation Protected Securities Fund	18,445	0.25%
Institutional High Income Fund	606,886	0.60%
Intermediate Duration Fixed Income Fund	42,602	0.25%
Investment Grade Fixed Income Fund	531,268	0.40%

For the six months ended March 31, 2008, expenses were reimbursed as follows:

Fund	Reimbursement
Bond Fund	$23,154
Fixed Income Fund	—
Global Bond Fund	—
Inflation Protected Securities Fund	45,067
Institutional High Income Fund	—
Intermediate Duration Fixed Income Fund	33,747
Investment Grade Fixed Income Fund	—

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreement (whether through a reduction of its management fee or otherwise) on a class by class basis in later periods to the extent the expenses of a Class fall below a Class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at March 31, 2008 were as follows:

	Expenses Subject to Possible Reimbursement Until September 30, 2008
Fund	Institutional Class	Retail Class	Admin Class	Total
Bond Fund	$—	$215,069	$—	$215,069
Fixed Income Fund	—	—	—	—
Global Bond Fund	—	268,311	—	268,311
Inflation Protected Securities Fund	102,653	—	—	102,653
Institutional High Income Fund	—	—	—	—
Intermediate Duration Fixed Income Fund	76,556	—	—	76,556
Investment Grade Fixed Income Fund	—	—	—	—

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

	Expenses Subject to Possible Reimbursement Until September 30, 2009
Fund	Institutional Class	Retail Class	Admin Class	Total
Bond Fund	$—	$—	$23,154	$23,154
Fixed Income Fund	—	—	—	—
Global Bond Fund	—	—	—	—
Inflation Protected Securities Fund	45,067	—	—	45,067
Institutional High Income Fund	—	—	—	—
Intermediate Duration Fixed Income Fund	33,747	—	—	33,747
Investment Grade Fixed Income Fund	—	—	—	—

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management Group, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), the Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $5 million, which is reevaluated on an annual basis. New funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Funds in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

For the six months ended March 31, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Bond Fund	$4,193,824	$202,820	$3,991,004
Fixed Income Fund	161,668	7,812	153,856
Global Bond Fund	571,420	27,658	543,762
Inflation Protected Securities Fund	3,860	185	3,675
Institutional High Income Fund	52,953	2,558	50,395
Intermediate Duration Fixed Income Fund	8,917	431	8,486
Investment Grade Fixed Income Fund	69,513	3,359	66,154

c.  Service and Distribution Fees. Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Bond Fund and the Global Bond Fund have adopted Distribution Plans relating to each Fund’s Retail Class shares (the “Retail Class Plan”) and the Bond Fund has adopted a separate Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the respective Retail Class and Admin Class Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class and Admin Class Shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Retail Class and Admin

Class Shares and/or maintenance of shareholder accounts. In addition, the Admin Class shares of the Bond Fund may pay an administrative service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold such shares.

For the six months ended March 31, 2008, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Admin Class	Retail Class	Admin Class	Retail Class
Bond Fund	$271,881	$—	$271,881	$9,304,102
Fixed Income Fund	—	—	—	—
Global Bond Fund	—	—	—	1,276,167
Inflation Protected Securities Fund	—	—	—	—
Institutional High Income Fund	—	—	—	—
Intermediate Duration Fixed Income Fund	—	—	—	—
Investment Grade Fixed Income Fund	—	—	—	—

d.  Sub-Transfer Agent Fees. Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally is a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

	Sub-Transfer Agent Fees
Fund	Institutional Class	Retail Class	Admin Class
Bond Fund	$1,692,241	$2,635,381	$111,203
Fixed Income Fund	—	—	—
Global Bond Fund	89,823	442,875	—
Inflation Protected Securities Fund	2,456	—	—
Institutional High Income Fund	2,392	—	—
Intermediate Duration Fixed Income Fund	281	—	—
Investment Grade Fixed Income Fund	—	—	—

e.  Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other Funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

f.  Redemption Fees. Shareholders of the Bond Fund and the Global Bond Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, any class of shares of the Bond Fund or the Global Bond Fund within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund.

The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, each fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

6.  Shareholders. At March 31, 2008, Loomis Sayles Distributors LP and Loomis Sayles Trust Co. LLC owned 235,652 shares, equal to 15.6% of Inflation Protected Securities Fund’s shares outstanding. At March 31, 2008, the Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and the Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of beneficial interest in the Funds as follows:

Fund	Pension Plan	Profit Sharing Retirement Plan
Bond Fund	1,141,264	1,419,387
Fixed Income Fund	—	—
Global Bond Fund	654,169	453,942
Inflation Protected Securities Fund	186,644	151,342
Institutional High Income Fund	—	963,708
Intermediate Duration Fixed Income Fund	—	59,991
Investment Grade Fixed Income Fund	—	—

In addition, two individuals affiliated with Institutional High Income Fund held approximately 12.1% of the Fund’s total outstanding shares.

At March 31, 2008, 5 shareholders individually owned more than 5% of the Fixed Income Fund’s total outstanding shares, representing, in aggregate, 31.7% of the Fund; 3 shareholders individually owned more than 5% of the Inflation Protected Securities Fund’s total outstanding shares, representing, in aggregate, 20.7% of the Fund; 9 shareholders individually owned more than 5% of the Institutional High Income Fund’s total outstanding shares, representing, in aggregate, 60.8% of the Fund; 3 shareholders individually owned more than 5% of the Intermediate Duration Fixed Income Fund’s total outstanding shares, representing, in aggregate, 82.9% of the Fund; and 7 shareholders individually owned more than 5% of the Investment Grade Fixed Income Fund’s total outstanding shares representing in aggregate, 67.8% of the Fund.

7.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Bond Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	137,014,872	$2,001,115,040	225,302,977	$3,259,332,205
Issued in connection with the reinvestment of distributions	17,760,915	256,756,858	21,376,443	307,439,341
Redeemed	(62,607,833)	(909,705,337)	(57,759,551)	(835,264,911)

Net change	92,167,954	$1,348,166,561	188,919,869	$2,731,506,635

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	179,231,284	$2,609,206,073	316,905,718	$4,574,277,582
Issued in connection with the reinvestment of distributions	16,694,991	240,505,343	16,459,304	236,127,467
Redeemed	(61,662,719)	(891,494,711)	(53,198,802)	(766,662,779)

Net change	134,263,556	$1,958,216,705	280,166,220	$4,043,742,270

Admin Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,823,830	$84,452,030	7,435,777	$106,930,369
Issued in connection with the reinvestment of distributions	425,957	6,124,542	484,814	6,942,995
Redeemed	(3,073,108)	(44,274,247)	(2,279,523)	(32,743,088)

Net change	3,176,679	$46,302,325	5,641,068	$81,130,276

Increase (decrease) from capital share transactions	229,608,189	$3,352,685,591	474,727,157	$6,856,379,181

	Fixed Income Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,714,048	$122,892,199	8,214,414	$114,350,567
Issued in connection with the reinvestment of distributions	3,076,075	41,096,367	2,112,444	28,412,372
Issued from subscriptions-in-kind*	—	—	1,358,851	18,602,665
Redeemed	(7,020,553)	(100,343,953)	(2,736,152)	(37,720,894)

Increase (decrease) from capital share transactions	4,769,570	$63,644,613	8,949,557	$123,644,710

*   Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on March, 1, 2007. Contribution includes $18,407,166 of cash and securities and $195,499 in receivables. The securities contributed were part of a portfolio that was previously managed by Loomis Sayles.

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

	Global Bond Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	22,125,983	$356,287,362	27,734,425	$431,703,225
Issued in connection with the reinvestment of distributions	1,718,654	27,531,967	2,446,517	37,807,115
Redeemed	(5,661,478)	(91,385,093)	(9,017,324)	(139,876,702)

Net change	18,183,159	$292,434,236	21,163,618	$329,633,638

Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	24,231,524	$388,170,973	30,549,761	$471,407,761
Issued in connection with the reinvestment of distributions	1,544,877	24,542,929	2,275,012	34,895,516
Redeemed	(9,370,502)	(150,289,733)	(12,534,751)	(192,738,097)

Net change	16,405,899	$262,424,169	20,290,022	$313,565,180

Increase (decrease) from capital share transactions	34,589,058	$554,858,405	41,453,640	$643,198,818

	Inflation Protected Securities Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	351,110	$3,811,737	513,841	$5,272,640
Issued in connection with the reinvestment of distributions	27,361	292,925	52,702	533,425
Redeemed	(175,769)	(1,914,250)	(139,248)	(1,427,665)

Increase (decrease) from capital share transactions	202,702	$2,190,412	427,295	$4,378,400

	Institutional High Income Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	5,231,922	$43,445,869	5,899,925	$49,270,705
Issued in connection with the reinvestment of distributions	1,889,032	14,526,657	912,481	7,327,229
Redeemed	(4,432,679)	(35,420,534)	(2,029,721)	(16,744,853)

Increase (decrease) from capital share transactions	2,688,275	$22,551,992	4,782,685	$39,853,081

	Intermediate Duration Fixed Income Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	441,547	$4,213,903	288,140	$2,734,830
Issued in connection with the reinvestment of distributions	62,243	592,291	132,904	1,257,767
Issued from subscriptions-in-kind*	—	—	112,853	1,070,978
Redeemed	(176,088)	(1,675,433)	(1,619,583)	(15,330,675)

Increase (decrease) from capital share transactions	327,702	$3,130,761	(1,085,686)	$(10,267,100)

*   Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on October, 30, 2006. Contribution includes $1,057,779 of securities and $13,199 in receivables. The securities contributed were part of a portfolio that was previously managed by Loomis Sayles.

	Investment Grade Fixed Income Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	2,754,698	$35,646,047	3,430,409	$43,194,911
Issued in connection with the reinvestment of distributions	523,190	6,707,438	902,151	11,398,175
Issued from subscriptions-in-kind*	—	—	3,389,172	43,211,946
Redeemed	(2,058,712)	(26,911,519)	(1,275,094)	(16,210,451)

Increase (decrease) from capital share transactions	1,219,176	$15,441,966	6,446,638	$81,594,581

*   Issued in exchange for portfolio securities contributed to the Fund in-kind by such shareholders on July, 12, 2007. Contributions include $42,946,879 of cash and securities and $265,067 in receivables. The securities contributed were part of portfolios that were previously managed by Loomis Sayles.

8.  Unfunded Loan Commitments. As of March 31, 2008, the Bond Fund had one unfunded loan commitment which could be extended at the option of the following Borrower, pursuant to the loan agreement:

Borrower	Unfunded Loan Commitment
Community Health Systems, Inc.	$210,000

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Securitized Asset Fund

SEMIANNUAL REPORT

MARCH 31, 2008 (Unaudited)

FUND AND MANAGER REVIEW

Loomis Sayles High Income Opportunities Fund

Matthew Eagan, CFA

Manager Since April 2004

Kathleen Gaffney, CFA

Manager Since April 2004

Dan Fuss, CFA, CIC

Manager Since April 2004

Elaine Stokes

Manager Since April 2004

KEY FUND FACTS

Symbol | LSIOX

Objective | High current income. Capital appreciation is the Fund’s secondary objective.

Strategy | Invests substantially all of its assets, and may invest up to 100% of its assets, in high income securities. High income securities are fixed-income securities that Loomis Sayles believes have the potential to generate relatively high levels of current income.

Fund Inception Date | 4/01/04

Commencement of Operations of Class | Institutional: 4/12/04

Total Net Assets | $77.3 million

PORTFOLIO REVIEW

The Fund outperformed its Benchmark, the Lehman High Yield Index, during the six months ended March 31, 2008, primarily due to sector allocation and individual security selection.

Throughout the period, investors moved to safe havens as economic conditions deteriorated and the credit crisis gained momentum. The Fund’s underweight position in financials enabled it to avoid some of the price declines in this sector, which was among the worst performing group for the period. US Treasurys continued to outperform all other fixed-income sectors, and the Fund’s allocation to Treasurys remained a source of excess return.

Our security selection in the investment grade sector contributed positively to performance. On an industry level, the more stable areas, such as energy, natural gas and healthcare, were the best performers during the period. Energy companies benefited from high oil prices, while the natural gas industry, which is mostly insulated from the subprime fallout and consumer worries, benefited from strong commodity prices. Healthcare, a relatively defensive area, held up better than most industries.

The utilities sector (investment grade and high yield) was one of the best performing sectors. Strong security selection among investment grade issues benefited the Fund. However, our relative underweight allocation in lower quality, higher yielding securities, combined with poor security selection, detracted from performance.

The TMT (technology, media, telecommunication) industry was a drag on performance, primarily due to lower-quality issues and those with exposure to leveraged buyout risks were out of favor with investors during the period. An over-supply of high yield bonds and loans, combined with weak consumer spending, further diminished returns.

OUTLOOK

Although the US economy has weakened, we see pockets of strength. For example, the industrials sector is relatively strong; the weak US dollar is improving the outlook for exports; corporate spending remains disciplined; and nonresidential construction is booming. We believe the Federal Reserve will ease once more before holding the fed funds target rate steady at 2.00%, while it continues to use other methods to maintain liquidity, as needed. By year-end, we believe the economy may show signs of recovery.

In our view, valuations outside of the Treasury sector are attractive. The shaky economy poses risks, but bond prices appear to reflect a more dismal scenario than we anticipate. Longer term, risk spreads should become less widespread, enabling markets to price risk more

1

appropriately. US high yield securities may offer more compelling value on a security-specific basis, although the potential for further fallout calls for caution. Near-term, we believe the US dollar may have further downside potential, as non-Japanese Asian currencies strengthen.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 year	3 years	Since Inception(a)

Loomis Sayles High Income Opportunities Fund
-4.12%	-3.28%	4.74%	6.34%

Lehman High Yield Index(b)
-4.27	-3.74	4.89	5.37

Lipper High Current Yield Funds Index(b)
-4.65	-4.05	4.29	4.93

Gross Expense Ratio (before reductions and reimbursements)(c)
Institutional: 0.68%

Net Expense Ratio (after reductions and reimbursements)(c)
Institutional: 0.00%

CUMULATIVE PERFORMANCE

Inception to March 31, 2008

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized. Index performance data is not available coincident with the Fund’s inception date.

(a) Since Index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value of the month-end closest to the Fund’s inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Gross Expense Ratio reflects the approximate amount that would be required to compensate Loomis Sayles for providing investment advisory services to the fund (not advisory fees charged for the entire “wrap fee” program or for an investor’s separate account with Loomis Sayles), and the amount of operating expenses of the Fund, which is paid for by Loomis Sayles. The amount shown under Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

2

FUND AND MANAGER REVIEW

Loomis Sayles Securitized Asset Fund

Clifton Rowe, CFA

Manager since March 2006

Fan Hu, CFA

Manager since April 2006

KEY FUND FACTS

Symbol | LSSAX

Objective | High current income consistent with capital preservation.

Strategy | Invest at least 80% of its net assets (plus any borrowings made for investment purposes) in a diversified portfolio of securitized assets, such as mortgage-backed and other asset-backed securities.

Fund Inception Date | 3/2/06

Commencement of Operations of Class | Institutional: 3/2/06

Total Net Assets | $362.9 million

PORTFOLIO REVIEW

The Fund underperformed its Benchmark, the Lehman Securitized Index, for the six months ended March 31, 2008, primarily due to its overweight position in mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), both of which lagged during the period.

The reporting period was characterized by a continuation of the liquidity and credit concerns that spread from subprime mortgages into prime MBS and the corporate credit markets, causing most spreads to widen. Investors preferred the safety and liquidity of higher-quality securities, despite their relatively modest income. MBS issued by GSEs (Government-Sponsored Entities) fared better than privately-issued securities. Similarly, GNMA issues performed relatively well, due to their explicit guarantee from the US government.

Non-GSE mortgages, which are perceived as having greater credit risk, were the worst performers. Many were rated AAA through some form of credit enhancement, but as the real estate market continued to deteriorate, investors grew cautious of all privately issued MBS, even prime issues. This weakness also spread to the corporate bond market and non-residential mortgages, including CMBS, which subsequently partially recovered.

As interest rates declined during the period, bonds with relatively longer maturities were among the best performers, because their prices are more sensitive to interest rate moves.

We increased the Fund’s position in short-duration, high-quality, asset-backed securities (ABS), including securities backed by automobile loans and credit-card receivables. We also added high-quality CMBS at attractive prices. These securities currently offer both high yields and strong credit quality, due to their secured status and additional credit enhancements. Credit enhancements include subordinated bonds, which are first to absorb any losses from underlying loans.

OUTLOOK

The Fund remains overweight in residential and commercial MBS, which are largely shielded from subprime issues. We expect these sectors to benefit significantly from their attractive yield advantages and from price appreciation. The GSE MBS derive their strong credit quality from conservative underwriting and guarantees from the issuing government agency. The commercial real estate market did not experience the proliferation of bad loans and speculative lending seen in the residential market. We believe our CMBS position remains of strong credit quality due to its significant credit enhancement. We believe these distinctions will draw investors back into these sectors in time.

3

The aggressive Federal Reserve rate cuts have resulted in a steep yield curve. In our view, longer maturity securities now offer significant yield advantages versus shorter alternatives. We are pursuing opportunities to take advantage of this situation.

AVERAGE ANNUAL TOTAL RETURNS

Periods Ended March 31, 2008

6 Months	1 year	Since Inception(a)

Loomis Sayles Securitized Asset Fund
1.70%	3.12%	4.62%

Lehman Securitized Index(b)
4.65	6.82	6.16

Lipper US Mortgage Funds Index(b)
2.91	4.39	4.84

Gross Expense Ratio (before reductions and reimbursements)(c)
Institutional: 0.35%

Net Expense Ratio (after reductions and reimbursements)(c)
Institutional: 0.00%

CUMULATIVE PERFORMANCE

Inception to March 31, 2008

Data quoted reflects past performance and cannot guarantee future results. Total returns assume reinvestment of dividends and capital gains distributions. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than quoted.

Returns do not reflect the taxes that a shareholder would pay on fund distributions or the redemption of shares. Periods of less than one year are not annualized.

(a) Since Index performance data is not available coincident with the Fund’s inception date, the beginning value of the index is the value of the month-end closest to the Fund’s inception date. (b) See page 5 for a description of the Indices. (c) The amount shown under Gross Expense Ratio reflects the approximate amount that would be required to compensate Loomis Sayles for providing investment advisory services to the fund (not advisory fees charged for the entire “wrap fee” program or for an investor’s separate account with Loomis Sayles), and the amount of operating expenses of the Fund, which is paid for by Loomis Sayles. The amount shown under Net Expense Ratio is 0.00% to reflect the fact that the Fund does not pay any advisory, administration or distribution and service fees, and that Loomis Sayles has agreed to pay certain expenses of the Fund.

WHAT YOU SHOULD KNOW

High yield securities are subject to a high degree of market and credit risk. The secondary market for these securities may lack liquidity, which may adversely affect the value of the Fund. Securities issued by US government agencies are not insured by and may not be guaranteed by the US government.

4

ADDITIONAL INFORMATION

Index Definitions

Lipper High Current Yield Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the high current yield funds investment objective.

Lipper US Mortgage Funds Index is an equally weighted, unmanaged index of typically the 30 largest mutual funds within the US mortgage funds investment objective.

Source: Lipper, Inc.

Lehman High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures, and 144As are also included.

Lehman Securitized Index is an unmanaged index of asset-backed securities, collateralized mortgage-backed securities (ERISA eligible) and fixed rate mortgage-backed securities.

Returns are adjusted for the reinvestment of capital gains distributions and income dividends. Indices are unmanaged and do not have expenses that affect results, unlike most mutual funds. It is not possible to invest directly in an index.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, (i) by calling Loomis Sayles at 800-633-3330; (ii) on the Funds’ website, www.loomissayles.com, and (iii) on the SEC’s website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available on (i) the Funds’ website and (ii) the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING FUND EXPENSES

Typically, mutual fund shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees; and (2) ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. However, the Funds are unlike other mutual funds; they do not charge any fees or expenses.

You should be aware that shares in the Funds are available only to institutional investment advisory clients of Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and to participants in “wrap-fee” programs sponsored by broker dealers and investment advisers that may be affiliated or unaffiliated with the Funds, Loomis Sayles or Natixis Advisors. The institutional investment advisory clients of Loomis Sayles and Natixis Advisors pay Loomis Sayles or Natixis Advisors a fee for their investment advisory services, while participants in “wrap fee” programs pay a “wrap” fee to the program’s sponsor. The “wrap fee” program sponsors, in turn, pay a fee to Natixis Advisors. “Wrap fee” program participants should read carefully the wrap fee brochure provided to them by their program’s sponsor and the fees paid by such sponsor to Natixis Advisors. Shareholders pay no additional fees or expenses to purchase shares of the Funds. However, shareholders will indirectly pay a proportionate share of those costs, such as brokerage commissions, taxes and extraordinary expenses, that are borne by the Funds through a reduction in each Fund’s net asset value.

The first line in each Fund’s table below shows the actual amount of Fund expenses ($0) you would have paid on a $1,000 investment in the Fund from October 1, 2007 through March 31, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Fund returns and expenses.

The second line in each Fund’s table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (0%) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Loomis Sayles High Income Opportunities Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$958.80	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00
* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

Loomis Sayles Securitized Asset Fund

Institutional Class	Beginning Account Value 10/1/2007	Ending Account Value 3/31/2008	Expenses Paid During Period* 10/1/2007 – 3/31/2008
Actual	$1,000.00	$1,017.00	$0.00
Hypothetical (5% return before expenses)	$1,000.00	$1,025.00	$0.00
* Expenses are equal to the Fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the half-year period).

5

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles High Income Opportunities Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 94.8% of Net Assets

NON-CONVERTIBLE BONDS – 89.7%

Aerospace & Defense – 2.0%
Bombardier, Inc., 7.450%, 5/01/2034, 144A	$1,670,000	$1,561,450

Airlines – 2.7%
American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011	112,576	108,776
Continental Airlines, Inc., Series 1997-4B, 6.900%, 1/02/2017	84,214	75,793
Continental Airlines, Inc., Series 1998-1, Class B, 6.748%, 3/15/2017	231,900	208,710
Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 4/02/2018	15,560	14,549
Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 12/15/2015	74,637	67,546
Continental Airlines, Inc., Series 971A, 7.461%, 4/01/2015	185,356	172,381
Delta Air Lines, Inc., 6.821%, 8/10/2022, 144A	243,210	228,617
Delta Air Lines, Inc., 8.021%, 8/10/2022, 144A	746,463	679,282
Northwest Airlines, Inc., Series 07-1, 8.028%, 11/01/2017(b)	540,000	507,600

		2,063,254

Automotive – 4.9%
Cummins, Inc., 6.750%, 2/15/2027	139,000	138,252
Ford Motor Co., 6.625%, 2/15/2028	165,000	100,650
Ford Motor Co., 6.625%, 10/01/2028	1,470,000	896,700
Ford Motor Co., 7.125%, 11/15/2025	35,000	23,100
Ford Motor Co., 7.450%, 7/16/2031(b)	695,000	458,700
Ford Motor Co., 7.500%, 8/01/2026	110,000	70,400
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	825,000	643,516
Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	370,000	303,927
Ford Motor Credit Co. LLC, 8.000%, 12/15/2016	100,000	78,280
General Motors Corp., 7.400%, 9/01/2025	45,000	30,150
General Motors Corp., 8.250%, 7/15/2023(b)	1,060,000	742,000
General Motors Corp., 8.375%, 7/15/2033(b)	25,000	17,625
Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	320,000	260,800

		3,764,100

Brokerage – 0.8%
Bear Stearns Cos., Inc. (The), 3.190%, 5/18/2010(c)	50,000	46,501
Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	5,000	4,268
Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	5,000	4,694
Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	10,000	9,874
Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	105,000	108,506
Nuveen Investments, Inc., 10.500%, 11/15/2015, 144A	550,000	471,625

		645,468

Building Materials – 0.7%
Owens Corning, Inc., 6.500%, 12/01/2016	85,000	70,465
Owens Corning, Inc., 7.000%, 12/01/2036	130,000	94,003
Texas Industries, Inc., 7.250%, 7/15/2013	70,000	68,075
USG Corp., 6.300%, 11/15/2016	365,000	288,350

		520,893

6

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Chemicals – 3.8%
Basell AF SCA, 8.375%, 8/15/2015, 144A	$200,000	$146,000
Borden, Inc., 7.875%, 2/15/2023	610,000	378,200
Borden, Inc., 8.375%, 4/15/2016	175,000	119,000
Borden, Inc., 9.200%, 3/15/2021	220,000	147,400
Chemtura Corp., 6.875%, 6/01/2016	365,000	324,850
Georgia Gulf Corp., 10.750%, 10/15/2016(b)	335,000	219,425
Hercules, Inc., 6.500%, 6/30/2029	675,000	540,000
LPG International, Inc., 7.250%, 12/20/2015(b)	100,000	99,625
Methanex Corp., 6.000%, 8/15/2015	150,000	145,500
Montell Finance Co., 8.100%, 3/15/2027, 144A	290,000	179,800
Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	235,000	232,650
Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	275,000	280,500
Nalco Finance Holdings, Inc., (step to 9.000% on 2/1/2009), Zero Coupon Bond, 2/01/2014(b)(d)	43,000	38,700
Polyone Corp., 8.875%, 5/01/2012(b)	80,000	80,800

		2,932,450

Construction Machinery – 0.3%
United Rentals North America, Inc., 7.000%, 2/15/2014	275,000	215,875

Consumer Cyclical Services – 0.2%
Kar Holdings, Inc., 10.000%, 5/01/2015(b)	165,000	142,725

Consumer Products – 0.3%
Church & Dwight Co., Inc., 6.000%, 12/15/2012	195,000	190,125
Jostens IH Corp., 7.625%, 10/01/2012	25,000	24,313

		214,438

Electric – 7.4%
AES Corp., 7.750%, 3/01/2014	160,000	161,000
Allegheny Energy Supply Co., LLC, 7.800%, 3/15/2011	40,000	42,400
Allegheny Generating Co., 6.875%, 9/01/2023	100,000	101,020
Dynegy Holdings, Inc., 7.125%, 5/15/2018	195,000	175,500
Dynegy Holdings, Inc., 7.500%, 6/01/2015	100,000	93,750
Dynegy Holdings, Inc., 7.625%, 10/15/2026	325,000	275,437
Dynegy Holdings, Inc., 7.750%, 6/01/2019	350,000	327,250
Dynegy Holdings, Inc., 8.375%, 5/01/2016(b)	280,000	277,200
Edison Mission Energy, 7.625%, 5/15/2027	525,000	493,500
Edison Mission Energy, 7.750%, 6/15/2016	515,000	530,450
Energy Future Holdings Corp., Series P, 5.550%, 11/15/2014	160,000	124,935
Energy Future Holdings Corp., Series Q, 6.500%, 11/15/2024	1,415,000	1,004,760
Enersis SA, 7.375%, 1/15/2014(b)	50,000	55,157
Enersis SA, 7.400%, 12/01/2016	175,000	189,133
NGC Corporation Capital Trust I, Series B, 8.316%, 6/01/2027	460,000	394,450
NSG Holdings LLC, 7.750%, 12/15/2025, 144A	355,000	344,350
Reliant Energy, Inc., 7.875%, 6/15/2017(b)	410,000	407,950
TXU Corp., Series R, 6.550%, 11/15/2034	515,000	363,579
White Pine Hydro Portfolio LLC, 7.260%, 7/20/2015(e)	365,000	374,270

		5,736,091

7

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Food & Beverage – 1.8%
Aramark Services, Inc., 5.000%, 6/01/2012	$950,000	$826,500
Cosan Finance Ltd., 7.000%, 2/01/2017, 144A	105,000	96,600
Marfrig Overseas Ltd., 9.625%, 11/16/2016, 144A(b)	110,000	105,050
Sara Lee Corp., 6.125%, 11/01/2032(b)	425,000	400,585

		1,428,735

Gaming – 0.5%
Harrah’s Operating Co., Inc., 5.750%, 10/01/2017	350,000	196,000
Harrah’s Operating Co., Inc., 10.750%, 2/01/2016, 144A	220,000	185,350

		381,350

Healthcare – 5.3%
Boston Scientific Corp., 5.450%, 6/15/2014	20,000	18,350
Boston Scientific Corp., 6.400%, 6/15/2016	135,000	125,888
Boston Scientific Corp., 7.000%, 11/15/2035	250,000	217,500
Community Health Systems, Inc., 8.875%, 7/15/2015	870,000	873,262
DaVita, Inc., 7.250%, 3/15/2015	155,000	151,125
HCA, Inc., 5.750%, 3/15/2014	15,000	12,375
HCA, Inc., 6.375%, 1/15/2015	510,000	431,587
HCA, Inc., 6.500%, 2/15/2016(b)	720,000	606,600
HCA, Inc., 7.050%, 12/01/2027	430,000	313,549
HCA, Inc., 7.500%, 12/15/2023	30,000	23,556
HCA, Inc., 7.500%, 11/06/2033	840,000	648,900
HCA, Inc., 7.690%, 6/15/2025	160,000	126,807
HCA, Inc., 8.360%, 4/15/2024	40,000	33,203
HCA, Inc., Series MTN, 7.580%, 9/15/2025	200,000	156,549
HCA, Inc., Series MTN, 7.750%, 7/15/2036	20,000	15,358
Tenet Healthcare Corp., 6.875%, 11/15/2031	450,000	315,000

		4,069,609

Home Construction – 4.4%
Centex Corp., 5.250%, 6/15/2015	125,000	96,875
D.R. Horton, Inc., 5.625%, 9/15/2014	65,000	55,250
Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	1,030,000	1,022,275
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015(b)	15,000	10,050
K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2016	690,000	465,750
K. Hovnanian Enterprises, Inc., 6.375%, 12/15/2014(b)	145,000	97,875
K. Hovnanian Enterprises, Inc., 6.500%, 1/15/2014(b)	130,000	87,750
K. Hovnanian Enterprises, Inc., 8.875%, 4/01/2012(b)	10,000	5,550
KB Home, 5.750%, 2/01/2014	90,000	77,400
KB Home, 5.875%, 1/15/2015	390,000	337,350
KB Home, 6.250%, 6/15/2015(b)	265,000	234,856
KB Home, 7.250%, 6/15/2018	290,000	259,550
Lennar Corp., Series B, 5.600%, 5/31/2015(b)	250,000	185,000
Pulte Homes, Inc., 6.000%, 2/15/2035	475,000	365,750
Pulte Homes, Inc., 6.375%, 5/15/2033	100,000	78,000
Toll Brothers Finance Corp., 5.150%, 5/15/2015	40,000	36,180

		3,415,461

Independent Energy – 6.1%
Chesapeake Energy Corp., 6.500%, 8/15/2017	570,000	550,050
Chesapeake Energy Corp., 6.875%, 1/15/2016	100,000	99,000
Chesapeake Energy Corp., 6.875%, 11/15/2020	405,000	392,850

8

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Independent Energy – continued
Encore Acquisition Co., 6.000%, 7/15/2015	$275,000	$247,500
Encore Acquisition Co., 7.250%, 12/01/2017	115,000	109,825
Forest Oil Corp., 7.250%, 6/15/2019, 144A	715,000	727,513
Hilcorp Energy I LP, 7.750%, 11/01/2015, 144A	430,000	403,125
Hilcorp Energy I LP, 9.000%, 6/01/2016, 144A	185,000	186,388
Pioneer Natural Resources Co., 5.875%, 7/15/2016	20,000	18,214
Pioneer Natural Resources Co., 7.200%, 1/15/2028	1,640,000	1,425,555
Swift Energy Co., 7.125%, 6/01/2017	600,000	550,500
Swift Energy Co., 7.625%, 7/15/2011	20,000	19,800

		4,730,320

Industrial Other – 1.0%
Baldor Electric Co., 8.625%, 2/15/2017	325,000	321,750
Chart Industries, Inc., 9.125%, 10/15/2015	305,000	298,900
Ranhill Labuan Ltd., 12.500%, 10/26/2011, 144A	155,000	124,000

		744,650

Lodging – 0.6%
Host Marriott LP, Series M, 7.000%, 8/15/2012	175,000	171,063
Host Marriott LP, Series O, 6.375%, 3/15/2015	50,000	46,500
Royal Caribbean Cruises Ltd., 7.250%, 6/15/2016	315,000	287,525

		505,088

Media Cable – 2.7%
Charter Communications Operating LLC/CAP, 8.000%, 4/30/2012, 144A	170,000	155,975
Comcast Corp., 5.650%, 6/15/2035	80,000	67,934
CSC Holdings, Inc., 6.750%, 4/15/2012	215,000	207,475
CSC Holdings, Inc., 7.625%, 7/15/2018	1,260,000	1,149,750
CSC Holdings, Inc., 7.875%, 2/15/2018	310,000	286,750
Virgin Media Finance PLC, 8.750%, 4/15/2014	30,000	26,925
Virgin Media Finance PLC, 9.125%, 8/15/2016	175,000	156,625

		2,051,434

Media Non-Cable – 2.1%
Clear Channel Communications, Inc., 4.900%, 5/15/2015	5,000	3,350
Clear Channel Communications, Inc., 5.500%, 12/15/2016	390,000	257,400
Clear Channel Communications, Inc., 5.750%, 1/15/2013	75,000	59,625
EchoStar DBS Corp., 7.125%, 2/01/2016	275,000	256,438
Idearc, Inc., 8.000%, 11/15/2016	455,000	294,612
Intelsat Corp., 6.875%, 1/15/2028	235,000	185,650
R.H. Donnelley Corp., 8.875%, 10/15/2017, 144A	160,000	100,000
R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	405,000	247,050
R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013	340,000	207,400

		1,611,525

Metals & Mining – 2.5%
Algoma Acquisition Corp., 9.875%, 6/15/2015, 144A	765,000	661,725
International Steel Group, Inc., 6.500%, 4/15/2014	75,000	77,218
Novelis, Inc., 7.250%, 2/15/2015	70,000	61,950
Peabody Energy Corp., 7.375%, 11/01/2016	110,000	113,850
United States Steel Corp., 6.050%, 6/01/2017	80,000	73,998

9

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Metals & Mining – continued
United States Steel Corp., 6.650%, 6/01/2037	$275,000	$232,458
Vale Overseas Ltd., 6.875%, 11/21/2036	740,000	722,029

		1,943,228

Non-Captive Consumer – 1.6%
Countrywide Financial Corp., Series A, MTN, 2.849%, 12/19/2008(c)	30,000	27,450
Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011	88,000	78,483
Residential Capital LLC, 8.125%, 11/21/2008(b)(c)	5,000	3,450
Residential Capital LLC, 8.375%, 6/30/2010(b)(c)	15,000	7,537
Residential Capital LLC, 8.500%, 6/01/2012(c)	80,000	39,200
Residential Capital LLC, 8.500%, 4/17/2013(c)	570,000	276,450
Residential Capital LLC, 8.875%, 6/30/2015(b)(c)	120,000	58,200
SLM Corp., MTN, 5.050%, 11/14/2014	60,000	43,636
SLM Corp., Series A, MTN, 5.000%, 10/01/2013	55,000	41,399
SLM Corp., Series A, MTN, 5.000%, 6/15/2018	65,000	46,475
SLM Corp., Series A, MTN, 5.375%, 5/15/2014	70,000	52,533
SLM Corp., Series A, MTN, 5.625%, 8/01/2033	850,000	588,625

		1,263,438

Non-Captive Diversified – 3.4%
CIT Group Funding Co. of Canada, 5.200%, 6/01/2015	288,000	215,419
CIT Group Holdings, Inc., 5.400%, 1/30/2016	10,000	7,913
CIT Group, Inc., 5.650%, 2/13/2017	78,000	60,485
GMAC LLC, 6.000%, 12/15/2011	490,000	366,272
GMAC LLC, 6.625%, 5/15/2012	782,000	591,569
GMAC LLC, 6.750%, 12/01/2014	1,010,000	714,778
GMAC LLC, 6.875%, 9/15/2011	175,000	133,939
GMAC LLC, 6.875%, 8/28/2012	65,000	49,395
GMAC LLC, 7.000%, 2/01/2012	100,000	76,048
GMAC LLC, 8.000%, 11/01/2031(b)	230,000	164,839
iStar Financial, Inc., 5.150%, 3/01/2012	130,000	96,200
iStar Financial, Inc., 5.650%, 9/15/2011	45,000	34,200
iStar Financial, Inc., 5.800%, 3/15/2011	20,000	15,600
iStar Financial, Inc., Series B, 5.950%, 10/15/2013	190,000	138,700

		2,665,357

Oil Field Services – 1.6%
Basic Energy Services, Inc., 7.125%, 4/15/2016	330,000	314,325
Grant Prideco, Inc., 6.125%, 8/15/2015	205,000	209,613
North American Energy Partners, Inc., 8.750%, 12/01/2011	620,000	613,800
Pride International, Inc., 7.375%, 7/15/2014	85,000	88,400

		1,226,138

Packaging – 1.7%
Owens-Illinois, Inc., 7.500%, 5/15/2010(b)	500,000	511,250
Owens-Illinois, Inc., 7.800%, 5/15/2018(b)	825,000	816,750

		1,328,000

Paper – 3.4%
Abitibi-Consolidated, Inc., 6.000%, 6/20/2013	75,000	36,750
Abitibi-Consolidated, Inc., 7.400%, 4/01/2018	40,000	17,600

10

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Paper – continued
Abitibi-Consolidated, Inc., 7.500%, 4/01/2028	$250,000	$102,500
Abitibi-Consolidated, Inc., 8.500%, 8/01/2029	25,000	11,375
Abitibi-Consolidated, Inc., 8.850%, 8/01/2030(b)	190,000	84,550
Bowater, Inc., 6.500%, 6/15/2013	435,000	287,100
Domtar Corp., 5.375%, 12/01/2013	250,000	218,750
Georgia-Pacific Corp., 7.250%, 6/01/2028	215,000	175,225
Georgia-Pacific Corp., 7.375%, 12/01/2025(b)	495,000	410,850
Georgia-Pacific Corp., 7.700%, 6/15/2015(b)	125,000	117,500
Georgia-Pacific Corp., 7.750%, 11/15/2029	525,000	441,000
Georgia-Pacific Corp., 8.000%, 1/15/2024	260,000	228,800
Georgia-Pacific LLC, 8.875%, 5/15/2031	225,000	200,250
Mercer International, Inc., 9.250%, 2/15/2013(b)	140,000	116,200
Sappi Papier Holding AG, 7.500%, 6/15/2032, 144A	290,000	198,308

		2,646,758

Pharmaceuticals – 1.9%
Elan Financial PLC, 7.750%, 11/15/2011	800,000	744,000
Elan Financial PLC, 8.875%, 12/01/2013	770,000	723,800

		1,467,800

Pipelines – 2.1%
El Paso Corp., 6.950%, 6/01/2028	250,000	233,749
Kinder Morgan Energy Partners, LP, 5.800%, 3/15/2035	60,000	50,750
Kinder Morgan Finance, 5.700%, 1/05/2016	130,000	123,175
Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	225,000	207,000
Tennessee Gas Pipeline Co., 7.000%, 10/15/2028(b)	150,000	149,461
Williams Cos., Inc., 7.500%, 1/15/2031	235,000	244,987
Williams Cos., Inc., 7.750%, 6/15/2031	85,000	90,313
Williams Partners LP, 7.250%, 2/01/2017	530,000	532,650

		1,632,085

Refining – 0.7%
Petroplus Finance Ltd., 6.750%, 5/01/2014, 144A	500,000	456,250
Petroplus Finance Ltd., 7.000%, 5/01/2017, 144A	75,000	66,938

		523,188

Restaurants – 0.1%
Denny’s Corp. Holdings, Inc., 10.000%, 10/01/2012(b)	120,000	110,400

Retailers – 3.4%
Dillard’s, Inc., 6.625%, 1/15/2018	155,000	116,250
Dillard’s, Inc., 7.000%, 12/01/2028	480,000	325,200
Dillard’s, Inc., 7.130%, 8/01/2018	175,000	135,625
Dillard’s, Inc., 7.875%, 1/01/2023	75,000	57,750
Foot Locker, Inc., 8.500%, 1/15/2022	280,000	246,400
Home Depot, Inc., 5.875%, 12/16/2036	785,000	640,849
Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	180,000	147,668
Macys Retail Holdings, Inc., 6.900%, 4/01/2029	300,000	253,877
Toys R Us, Inc., 7.375%, 10/15/2018	985,000	682,112

		2,605,731

Sovereigns – 0.4%
Republic of Brazil, 8.250%, 1/20/2034	235,000	280,825

11

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Supermarkets – 2.4%
Albertson’s, Inc., 6.625%, 6/01/2028	$605,000	$514,692
Albertson’s, Inc., 7.450%, 8/01/2029	1,075,000	989,866
Albertson’s, Inc., 7.750%, 6/15/2026	220,000	207,463
Albertson’s, Inc., 8.000%, 5/01/2031	30,000	28,598
American Stores Co., 8.000%, 6/01/2026	70,000	70,840
Couche-Tard US/Finance, 7.500%, 12/15/2013	40,000	39,900

		1,851,359

Technology – 6.2%
Activant Solutions, Inc., 9.500%, 5/01/2016	90,000	75,600
Flextronics International Ltd., 6.250%, 11/15/2014	380,000	349,600
Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	480,000	324,000
Lucent Technologies, Inc., 6.450%, 3/15/2029	3,020,000	2,159,300
Lucent Technologies, Inc., 6.500%, 1/15/2028	290,000	207,350
Nortel Networks Corp., 6.875%, 9/01/2023	125,000	76,875
Nortel Networks Ltd., 10.125%, 7/15/2013	370,000	338,550
Northern Telecom Capital Corp., 7.875%, 6/15/2026	860,000	537,500
Seagate Technology HDD Holdings, 6.800%, 10/01/2016	750,000	714,375
Unisys Corp, 8.000%, 10/15/2012	15,000	12,900

		4,796,050

Transportation Services – 0.8%
APL Ltd., 8.000%, 1/15/2024(e)	185,000	150,312
Atlas Air, Inc., Series B, 7.680%, 1/02/2014(f)	34,292	39,779
Atlas Air, Inc., Series C, 8.010%, 1/02/2010(f)	347,188	298,582
Overseas Shipholding Group, 7.500%, 2/15/2024	155,000	135,238

		623,911

Wireless – 1.5%
ALLTEL Corp., 6.500%, 11/01/2013	5,000	3,675
ALLTEL Corp., 6.800%, 5/01/2029	15,000	9,600
ALLTEL Corp., 7.000%, 7/01/2012	20,000	16,000
ALLTEL Corp., 7.875%, 7/01/2032	170,000	112,200
Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	85,000	65,450
Philippine Long Distance Telephone Co., 8.350%, 3/06/2017	150,000	166,875
Sprint Capital Corp., 6.875%, 11/15/2028	501,000	373,245
Sprint Nextel Corp., 6.000%, 12/01/2016	502,000	390,305

		1,137,350

Wirelines – 8.4%
Axtel SAB de CV, 7.625%, 2/01/2017, 144A	765,000	768,825
Cincinnati Bell Telephone Co., 6.300%, 12/01/2028(b)	185,000	148,000
Cincinnati Bell, Inc., 8.375%, 1/15/2014	800,000	750,000
Citizens Communications Co., 7.000%, 11/01/2025	15,000	10,875
Citizens Communications Co., 7.125%, 3/15/2019	325,000	284,375
Citizens Communications Co., 7.450%, 7/01/2035	325,000	235,625
Citizens Communications Co., 7.875%, 1/15/2027	540,000	463,050
Hanarotelecom, Inc., 7.000%, 2/01/2012, 144A	785,000	797,756
L-3 Communications Corp., Series B, 6.375%, 10/15/2015	25,000	24,438

12

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Wirelines – continued
Level 3 Financing, Inc., 8.750%, 2/15/2017	$790,000	$600,400
Level 3 Financing, Inc., 9.250%, 11/01/2014	835,000	682,612
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	860,000	696,600
Qwest Capital Funding, Inc., 6.875%, 7/15/2028	495,000	388,575
Qwest Capital Funding, Inc., 7.625%, 8/03/2021	315,000	266,175
Qwest Capital Funding, Inc., 7.750%, 2/15/2031	280,000	235,200
Qwest Corp., 6.875%, 9/15/2033	150,000	120,000
Qwest Corp., 7.250%, 9/15/2025	10,000	8,700

		6,481,206

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $76,991,573)		69,317,740

CONVERTIBLE BONDS – 5.1%

Healthcare – 0.1%
Invitrogen Corp., 1.500%, 2/15/2024	50,000	50,750

Industrial Other – 0.2%
Incyte Corp., 3.500%, 2/15/2011(b)	185,000	196,794

Media Non-Cable – 0.4%
Liberty Media LLC, 3.500%, 1/15/2031	153,854	107,505
Sinclair Broadcast Group, Inc., (step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(d)	190,000	172,900

		280,405

Non-Captive Consumer – 0.2%
Countrywide Financial Corp., 0.758%, 4/15/2037(c)(b)	54,000	47,790
Countrywide Financial Corp., 0.815%, 5/15/2037(c)	176,000	150,480

		198,270

Non-Captive Diversified – 0.0%
iStar Financial, Inc., 3.198%, 10/01/2012(c)	5,000	3,518

Pharmaceuticals – 1.4%
Epix Pharmaceuticals, Inc., 3.000%, 6/15/2024	45,000	22,500
Human Genome Sciences, Inc., 2.250%, 8/15/2012	275,000	199,375
Nektar Therapeutics, 3.250%, 9/28/2012	205,000	158,363
Regeneron Pharmaceuticals, Inc., 5.500%, 10/17/2008	160,000	159,400
Valeant Pharmaceuticals International, 3.000%, 8/16/2010	180,000	163,800
Valeant Pharmaceuticals International, 4.000%, 11/15/2013	510,000	423,937

		1,127,375

Real Estate Investment Trusts – 0.4%
Host Hotels & Resorts, Inc., 2.625%, 4/15/2027, 144A	405,000	339,187

Technology – 0.5%
JDS Uniphase Corp., 1.000%, 5/15/2026	200,000	158,250
Kulicke & Soffa Industries, Inc., 0.500%, 11/30/2008	50,000	46,750
Kulicke & Soffa Industries, Inc., 1.000%, 6/30/2010	45,000	35,550
Maxtor Corp., 5.750%, 3/01/2012(e)	123,000	115,620

		356,170

13

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Textile – 0.4%
Jones Apparel Group, Inc., 6.125%, 11/15/2034	$425,000	$289,000

Wirelines – 1.5%
Level 3 Communications, Inc., 2.875%, 7/15/2010	270,000	188,662
Level 3 Communications, Inc., 6.000%, 9/15/2009	105,000	93,188
Level 3 Communications, Inc., 6.000%, 3/15/2010(b)	1,062,000	857,565

		1,139,415

TOTAL CONVERTIBLE BONDS
(Identified Cost $4,402,218)		3,980,884

TOTAL BONDS AND NOTES
(Identified Cost $81,393,791)		73,298,624

	Shares

COMMON STOCKS – 0.7%

Chemicals – 0.5%
Hercules, Inc.(b)	20,651	377,707

Containers & Packaging – 0.2%
Owens-Illinois, Inc.(b)(f)	3,321	187,404

TOTAL COMMON STOCKS
(Identified Cost $513,304)		565,111

PREFERRED STOCKS – 1.8%

Automotive – 0.3%
Ford Motor Co., Capital Trust II(b)	6,225	182,517

Capital Markets – 0.1%
Newell Financial Trust I	1,675	75,794

Diversified Consumer Services – 0.0%
Six Flags, Inc.	2,100	25,515

Electric Utilities – 0.5%
AES Trust III(b)	7,975	370,837

Oil, Gas & Consumable Fuels – 0.9%
Chesapeake Energy Corp.	3,260	426,286
El Paso Energy Capital Trust I	8,050	293,020

		719,306

TOTAL PREFERRED STOCKS
(Identified Cost $1,355,825)		1,373,969

	Principal Amount

SHORT-TERM INVESTMENTS – 11.1%
Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $278,010 on 4/01/08 collateralized by $285,000 Federal Home Loan Mortgage Corp., 3.3750% due 3/05/10 valued at $286,069 including accrued interest (Note 2h of Notes to Financial Statements)	$278,000	278,000

14

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles High Income Opportunities Fund – continued

	Shares	Value (†)

SHORT-TERM INVESTMENTS – continued
State Street Navigator Securities Lending Prime Portfolio(g)	8,273,185	$8,273,185

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $8,551,185)		8,551,185

TOTAL INVESTMENTS – 108.4%
(Identified Cost $91,814,105)(a)		83,788,889
Other assets less liabilities—(8.4)%		(6,499,354)

NET ASSETS – 100.0%		$77,289,535

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Amortization of premium on debt securities is excluded for tax purposes):
At March 31, 2008, the net unrealized depreciation on investments based on a cost of $91,830,766 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$825,600
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(8,867,477)

Net unrealized depreciation		$(8,041,877)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(d)	Step Bond: Coupon is a fixed rate for an initial period then resets at a specified date and rate.
(e)	Illiquid security. At March 31, 2008, the value of these securities amounted to $640,202 or 0.8% of net assets.
(f)	Non-income producing security.
(g)	Represents investment of securities lending collateral.
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $8,984,114 or 11.6% of net assets.
MTN	Medium Term Note

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Wirelines	9.9%
Electric	7.4
Technology	6.7
Independent Energy	6.1
Healthcare	5.4
Automotive	5.2
Home Construction	4.4
Chemicals	4.3
Non-Captive Diversified	3.4
Paper	3.4
Retailers	3.4
Pharmaceuticals	3.3
Airlines	2.7
Media Cable	2.7
Media Non-Cable	2.5
Metals & Mining	2.5
Supermarkets	2.4
Pipelines	2.1
Aerospace & Defense	2.0
Other, less than 2% each	17.5

See accompanying notes to financial statements.

15

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Securitized Asset Fund

	Principal Amount	Value (†)

BONDS AND NOTES – 140.0% of Net Assets

NON-CONVERTIBLE BONDS – 140.0%

ABS Car Loan – 1.3%
Americredit Prime Automobile Receivables, Series 2007-2M, Class A2B, 3.438%, 11/08/2010(b)(c)	$1,705,000	$1,695,786
Capital Auto Receivables Asset Trust, Series 2008-1, Class A2B, 3.518%, 9/15/2010(b)(c)	3,000,000	2,991,234

		4,687,020

ABS Credit Card – 1.1%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 9/20/2019(c)	4,215,000	4,217,677

ABS Home Equity – 1.0%
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A1, 2.709%, 6/25/2021(b)(c)	4,326,268	3,768,430

Asset-Backed Securities – 3.3%
Chase Issuance Trust, Series 2005-A9, Class A9, 2.838%, 11/15/2011(b)(c)	500,000	493,585
CNH Equipment Trust, Series 2004-A, Series A4B, 3.480%, 9/15/2011(c)	3,791,619	3,798,626
CNH Equipment Trust, Series 2007-B, Class A2A, 5.460%, 6/15/2010(c)	850,000	856,304
Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035(c)	995,000	791,010
Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021(c)	768,284	749,405
Countrywide Asset-Backed Certificates, Series 2006-S3, Class A3, 6.287%, 6/25/2021(c)	895,000	420,199
Countrywide Asset-Backed Certificates, Series 2006-S7, Class A3, 5.712%, 11/25/2035(c)	2,355,000	1,263,601
Discover Card Master Trust, Series 2007-A1, Class A1, 5.650%, 3/16/2020(c)	3,305,000	3,299,679
Residential Asset Mortgage Products, Inc., Series 2004-RZ1, Class AI5, 4.070%, 7/25/2032(c)	250,290	242,613

		11,915,022

Auto Loan – 0.1%
Nissan Auto Receivables Owner Trust, Series 2005-A, Class A4, 3.820%, 7/15/2010(c)	219,669	219,755

Automotive – 1.4%
Daimler Chrysler Auto Trust, Series 2008-A, Class A2B, 3.908%, 10/08/2010(b)(c)	5,000,000	4,985,937

Hybrid ARMs – 14.3%
Countrywide Home Loans, Series 2004-HYB4, Class 6A2, 5.454%, 4/20/2035(b)(c)	780,850	605,999
Federal Home Loan Mortgage Corp., 5.947%, 11/01/2036(b)(c)	7,946,230	8,096,706
Federal National Mortgage Association, 6.047%, 2/01/2037(b)(c)	8,594,020	8,770,131
First Horizon Alternative Mortgage Securities, Series 2006-AA3, Class A1, 6.321%, 6/25/2036(b)(c)	6,492,475	5,175,622

16

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Hybrid ARMs – continued
Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1, 6.367%, 9/25/2036(b)(c)	$7,149,459	$5,422,384
JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.929%, 1/25/2037(b)(c)	1,499,945	1,516,041
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.588%, 7/25/2035(b)(c)	1,071,208	1,078,904
Washington Mutual Mortgage Pass Through Certificates, Series 2007-HY6, Class 2A1, 5.699%, 6/25/2037(b)(c)	7,775,191	7,058,419
Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY2, Class 2A2, 6.409%, 11/25/2036(b)(c)	13,734,154	13,249,033
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 3A2, 4.996%, 10/25/2035(b)(c)	976,988	878,621

		51,851,860

Mortgage Related – 117.5%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	120,000	119,144
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.353%, 9/10/2047(b)(c)	189,000	188,034
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4, 5.930%, 5/10/2045(b)(c)	350,000	353,611
Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A2, 5.522%, 7/10/2046(c)	460,000	455,438
Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049(c)	5,375,000	5,286,275
Bank of America-First Union NB Commercial Mortgage, Series 2001-3, Class A2, 5.464%, 4/11/2037(c)	430,000	428,927
Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.480%, 2/15/2035(c)	175,000	179,228
Bear Stearns Commercial Mortgage Securities, Series 2005-PW10, Class A2, 5.270%, 12/11/2040(c)	1,601,000	1,593,369
Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class A2, 4.556%, 2/13/2042(c)	171,000	169,218
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A2, 5.688%, 9/11/2038(c)	1,000,000	996,218
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 2/11/2044(c)	225,000	217,305
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A4, 5.902%, 6/11/2040(b)(c)	150,000	148,995
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046(c)	1,057,000	1,046,923
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A5, 5.617%, 10/15/2048(c)	5,000,000	4,970,956
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.961%, 6/10/2046(b)(c)	250,000	252,984
Countrywide Alternative Loan Trust, Series 2006-15CB, Class A1, 6.500%, 6/25/2036(c)	1,364,797	1,044,923
Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 6.027%, 7/25/2021(b)(c)	1,562,322	1,343,477

17

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 8/25/2020(c)	$349,042	$328,697
Federal Home Loan Mortgage Corp., 4.500%, 6/01/2021(c)	4,016,781	4,000,540
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2020(c)	63,614	64,474
Federal Home Loan Mortgage Corp., 5.000%, 10/01/2020(c)	390,578	395,369
Federal Home Loan Mortgage Corp., 5.000%, 7/01/2035(c)	666,300	660,794
Federal Home Loan Mortgage Corp., 5.000%, 9/01/2035(c)	843,973	836,999
Federal Home Loan Mortgage Corp., 5.000%, 12/01/2035(c)	166,977	165,598
Federal Home Loan Mortgage Corp., 5.000%, 2/01/2036(c)	314,968	312,365
Federal Home Loan Mortgage Corp., 5.000%, 2/01/2036(c)	694,690	688,950
Federal Home Loan Mortgage Corp., 5.500%, 9/01/2021(c)	9,040,504	9,236,500
Federal Home Loan Mortgage Corp., 5.500%, 12/01/2021(c)	4,363,845	4,458,451
Federal Home Loan Mortgage Corp., 5.500%, 5/01/2035(c)	466,545	472,002
Federal Home Loan Mortgage Corp., 5.500%, 7/01/2037(c)	4,161,142	4,205,886
Federal Home Loan Mortgage Corp., 5.500%, 7/01/2037(c)	1,907,997	1,928,514
Federal Home Loan Mortgage Corp., 5.500%, 8/01/2037(c)	4,818,570	4,870,383
Federal Home Loan Mortgage Corp., 5.990%, 2/01/2037(b)(c)	9,635,704	9,838,370
Federal Home Loan Mortgage Corp., 6.000%, 6/01/2037(c)	4,773,761	4,899,692
Federal Home Loan Mortgage Corp., 6.000%, 6/01/2037(c)	11,571,790	11,877,052
Federal Home Loan Mortgage Corp., 6.000%, 8/01/2037(c)	4,878,936	5,007,641
Federal Home Loan Mortgage Corp., 6.000%, 10/01/2037(c)	4,686,285	4,809,908
Federal Home Loan Mortgage Corp., 6.000%, 11/01/2037(c)	7,459,246	7,656,019
Federal Home Loan Mortgage Corp., 6.000%, 12/01/2037(c)	1,995,519	2,048,160
Federal Home Loan Mortgage Corp., 6.500%, 1/01/2038(c)	236,916	245,977
Federal Home Loan Mortgage Corp., 6.595%, 1/01/2035(b)(c)	473,550	477,221
Federal Home Loan Mortgage Corp. (TBA), 5.500%, 1/01/2035(d)	14,000,000	14,135,632
Federal Home Loan Mortgage Corp. (TBA), 6.000%, 9/01/2035(d)	17,000,000	17,430,304
Federal Home Loan Mortgage Corp., Series 2613, Class HI, 5.500%, 2/15/2033(c)	1,025,293	125,478

18

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal Home Loan Mortgage Corp., Series 2912, Class EH, 5.500%, 1/15/2035(c)	$2,797,000	$2,823,641
Federal National Mortgage Association, 4.500%, 7/01/2020(c)	1,021,856	1,020,119
Federal National Mortgage Association, 4.500%, 3/01/2021(c)	666,522	663,377
Federal National Mortgage Association, 4.500%, 10/01/2035(c)	876,480	845,865
Federal National Mortgage Association, 5.500%, 5/01/2035(c)	160,336	162,181
Federal National Mortgage Association, 5.500%, 12/01/2035(c)	240,121	242,883
Federal National Mortgage Association, 5.500%, 4/01/2036(c)	165,281	167,050
Federal National Mortgage Association, 5.500%, 4/01/2036(c)	397,925	402,182
Federal National Mortgage Association, 5.500%, 4/01/2036(c)	85,262	86,174
Federal National Mortgage Association, 5.500%, 4/01/2036(c)	2,527,790	2,556,864
Federal National Mortgage Association, 5.500%, 5/01/2036(c)	418,722	423,202
Federal National Mortgage Association, 5.500%, 5/01/2036(c)	671,552	678,738
Federal National Mortgage Association, 5.500%, 6/01/2036(c)	851,063	860,169
Federal National Mortgage Association, 5.500%, 6/01/2036(c)	1,496,765	1,512,779
Federal National Mortgage Association, 5.500%, 6/01/2036(c)	615,604	622,191
Federal National Mortgage Association, 5.500%, 6/01/2036(c)	4,216,981	4,262,101
Federal National Mortgage Association, 5.500%, 8/01/2036(c)	693,591	701,012
Federal National Mortgage Association, 5.500%, 9/01/2036(c)	1,510,241	1,526,400
Federal National Mortgage Association, 5.500%, 12/01/2036(c)	8,965,719	9,061,648
Federal National Mortgage Association, 5.500%, 6/01/2037(c)	3,296,756	3,331,070
Federal National Mortgage Association, 5.742%, 9/01/2036(b)(c)	4,799,439	4,890,085
Federal National Mortgage Association, 6.000%, 5/01/2021(c)	219,969	226,623
Federal National Mortgage Association, 6.000%, 10/01/2034(c)	79,551	81,774
Federal National Mortgage Association, 6.000%, 4/01/2036(c)	329,490	337,911
Federal National Mortgage Association, 6.000%, 6/01/2036(c)	5,561,082	5,703,216
Federal National Mortgage Association, 6.000%, 6/01/2036(c)	1,916,333	1,965,312
Federal National Mortgage Association, 6.000%, 9/01/2036(c)	1,330,718	1,364,730

19

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Federal National Mortgage Association, 6.000%, 10/01/2036(c)	$1,683,388	$1,726,414
Federal National Mortgage Association, 6.000%, 11/01/2036(c)	4,400,912	4,513,394
Federal National Mortgage Association, 6.000%, 1/01/2037(c)	1,018,748	1,044,786
Federal National Mortgage Association, 6.000%, 10/01/2037(c)	6,365,927	6,527,048
Federal National Mortgage Association, 7.000%, 12/01/2037(c)	233,133	244,885
Federal National Mortgage Association (TBA), 5.500%, 12/01/2034(d)	12,000,000	12,112,500
Federal National Mortgage Association (TBA), 6.000%, 10/01/2035(d)	49,000,000	50,194,375
Federal National Mortgage Association (TBA), 6.500%, 11/01/2034(d)	53,450,000	55,354,156
Federal National Mortgage Association, Series 2003-26, Class 0I, 5.500%, 11/25/2032(c)	24,838,541	3,725,781
Federal National Mortgage Association, Series 2004-2, Class QK, 4.000%, 9/25/2017(c)	10,000,000	10,010,502
Government National Mortgage Association, 5.500%, 8/15/2033(c)	85,476	87,379
Government National Mortgage Association, 5.500%, 12/15/2035(c)	369,449	377,496
Government National Mortgage Association, 5.500%, 9/15/2036(c)	2,514,498	2,568,297
Government National Mortgage Association, 6.000%, 6/15/2036(c)	231,477	239,248
Government National Mortgage Association, 6.000%, 5/15/2037(c)	378,280	390,964
Government National Mortgage Association, 6.500%, 9/15/2036(c)	1,087,468	1,131,650
Government National Mortgage Association, 6.500%, 2/15/2037(c)	1,078,905	1,122,744
Government National Mortgage Association, 6.500%, 7/20/2037(c)	3,377,677	3,517,014
Government National Mortgage Association (TBA), 5.500%, 8/01/2034(d)	10,130,000	10,326,269
Government National Mortgage Association (TBA), 6.000%, 1/01/2035(d)	6,000,000	6,191,250
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037(c)	305,000	303,117
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.381%, 3/10/2039(c)	2,005,000	1,963,280
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039(c)	5,000,000	4,864,737
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.396%, 8/10/2038(c)	125,000	126,773
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A2, 4.475%, 7/10/2039(c)	1,130,000	1,113,165
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039(c)	7,495,000	7,273,428
GS Mortgage Securities Corp. II, Series 2006-GG6, Class A2, 5.506%, 4/10/2038(c)	500,000	497,340

20

PORTFOLIO OF INVESTMENTS – as of March 31, 2008 (Unaudited)

Loomis Sayles Securitized Asset Fund – continued

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
GS Mortgage Securities Corporation. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039(c)	$4,449,000	$4,396,144
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2001-CIBC, Class A3, 6.260%, 3/15/2033(c)	182,759	186,140
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A4, 5.345%, 12/15/2044(b)(c)	7,000,000	6,978,698
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A2, 6.051%, 4/15/2045(b)(c)	1,065,000	1,067,453
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class A3, 5.420%, 1/15/2049(c)	4,085,000	3,952,713
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030(c)	275,000	266,824
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A4, 5.661%, 3/15/2039(c)	2,440,000	2,447,088
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2, 5.300%, 11/15/2038(c)	2,460,000	2,415,129
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A2, 5.303%, 2/15/2040(c)	11,060,000	10,797,011
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A2, 5.439%, 5/12/2039(b)(c)	1,000,000	996,212
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.439%, 2/12/2039	4,895,000	4,852,729
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.600%, 2/12/2039(b)(c)	1,000,000	992,774
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4, 6.105%, 6/12/2046(b)(c)	250,000	254,846
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-3, Class A4, 5.414%, 7/12/2046(c)	1,000,000	981,164
Morgan Stanley Capital I, Class A, 5.328%, 11/12/2041(c)	5,000,000	4,874,359
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A, 4.989%, 8/13/2042(c)	5,280,000	5,188,220
Morgan Stanley Capital I, Series 2005-HQ7, Class A4, 5.379%, 11/14/2042(b)(c)	5,965,000	6,019,624
Morgan Stanley Capital I, Series 2005-T19, Class A4A, 4.890%, 6/12/2047(c)	1,267,000	1,236,672
Morgan Stanley Capital I, Series 2006-T23, Series A2, 5.915%, 8/12/2041(b)(c)	555,000	555,039
Residential Accredit Loans, Inc., Series 2006-QS13, Class 2A1, 5.750%, 9/25/2021(c)	762,800	705,814
Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.750%, 12/25/2021(c)	3,226,626	3,152,697
Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1, 6.000%, 6/25/2021(c)	170,653	167,313

21

	Principal Amount	Value (†)

BONDS AND NOTES – continued

Mortgage Related – continued
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A2, 4.380%, 10/15/2041(c)	$79,832	$78,814

		426,602,767

TOTAL NON-CONVERTIBLE BONDS
(Identified Cost $510,785,413)		508,248,468

TOTAL BONDS AND NOTES
(Identified Cost $510,785,413)		508,248,468

SHORT-TERM INVESTMENTS – 3.4%
Federal Home Loan Bank, Discount Notes, 4/14/2008	9,300,000	9,293,168

Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation dated 3/31/08 at 1.250% to be repurchased at $2,934,102 on 4/01/08 collateralized by $2,895,000 Federal National Mortgage Association, 5.020% due 11/21/12 valued at $2,996,325 including accrued interest (Note 2h of Notes to Financial Statements)	2,934,000	2,934,000

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $12,227,168)		12,227,168

TOTAL INVESTMENTS – 143.4%
(Identified Cost $523,012,581)(a)		520,475,636
Other assets less liabilities—(43.4)%		(157,599,071)

NET ASSETS – 100.0%		$362,876,565

(†) See Note 2a of Notes to Financial Statements.
(a) Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes:
At March 31, 2008, the net unrealized depreciation on investments based on a cost of $523,012,581 for federal income tax purposes was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost		$7,481,477
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value		(10,018,422)

Net unrealized depreciation		$(2,536,945)

(b)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(c)	All or a portion of this security has been segregated to cover requirements on TBA obligations and future contracts.
(d)	Delayed Delivery. (See Note 2i of Notes to Financial Statements).
ARM	Adjustable Rate Mortgages.
TBA	To Be Announced.

At March 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Notional Value	Unrealized Depreciation
10 Year U.S. Treasury Note	06/19/2008	88	$10,467,875	$(380,348)
5 Year U.S. Treasury Note	06/30/2008	82	9,367,219	(139,166)

Total unrealized depreciation				$(519,514)

HOLDINGS AT MARCH 31, 2008 AS A PERCENTAGE OF NET ASSETS (Unaudited)

Mortgage Related	117.5%
Hybrid ARMS	14.3
Asset-Backed Securities	3.3
Other, less than 2% each	4.9

See accompanying notes to financial statements.

22

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008 (Unaudited)

	High Income Opportunities Fund	Securitized Asset Fund

Assets
Investments at cost	$91,814,105	$523,012,581
Net unrealized depreciation	(8,025,216)	(2,536,945)

Investments at value	83,788,889	520,475,636
Cash	447	485,387
Receivable for Fund shares sold	76,110	3,083,907
Receivable for securities sold	28,235	37,222,427
Dividends and interest receivable	1,727,097	2,371,579
Tax reclaims receivable	570	—
Securities lending income receivable	4,309	—

Total Assets	85,625,657	563,638,936

Liabilities
Collateral on securities loaned, at value (Note 2)	8,273,185	—
Payable for securities purchased	36,224	—
Payable for delayed delivery securities purchased	—	200,565,017
Payable for Fund shares redeemed	26,713	156,135
Payable to broker—variation margin on open futures contracts	—	41,219

Total Liabilities	8,336,122	200,762,371

Net Assets	$77,289,535	$362,876,565

Net Assets consist of:
Paid-in capital	$84,557,301	$368,439,659
Undistributed net investment income	591,514	1,737,717
Accumulated net realized gain (loss) on investments and futures contracts	165,936	(4,244,352)
Net unrealized depreciation on investments and futures contracts	(8,025,216)	(3,056,459)

Net Assets	$77,289,535	$362,876,565

Net Asset Value and Offering Price
Institutional Class
Net assets	$77,289,535	$362,876,565

Shares of beneficial interest	8,113,023	36,486,924

Net asset value, offering and redemption price per share	$9.53	$9.95

Value of securities on loan (Note 2)	$8,081,482	$—

See accompanying notes to financial statements.

23

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

	High Income Opportunities Fund	Securitized Asset Fund

Investment Income
Dividends	$51,606	$—
Interest	3,323,806	10,311,047
Securities lending income (Note 2)	30,491	—

Net investment income	3,405,903	10,311,047

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net Realized Gain (Loss) on:
Investments	187,874	2,827,372
Futures contracts	—	(5,043,254)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(7,020,261)	(1,951,007)
Futures contracts	—	(448,889)

Net realized and unrealized gain (loss) on investments and futures contracts	(6,832,387)	(4,615,778)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,426,484)	$5,695,269

See accompanying notes to financial statements.

24

STATEMENTS OF CHANGES IN NET ASSETS

High Income Opportunities Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$3,405,903	$4,937,988
Net realized gain on investments	187,874	548,692
Net change in net unrealized appreciation (depreciation) on investments	(7,020,261)	(1,332,208)

Increase (decrease) in net assets from operations	(3,426,484)	4,154,472

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(3,363,018)	(4,658,683)
Capital Gains:
Institutional Class	(543,232)	(10,790)

Total distributions	(3,906,250)	(4,669,473)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	549,002	41,741,681

Total increase (decrease) in net assets	(6,783,732)	41,226,680
Net Assets
Beginning of period	84,073,267	42,846,587

End of period	$77,289,535	$84,073,267

Undistributed Net Investment Income	$591,514	$548,629

Securitized Asset Fund

	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
From Operations:
Net investment income	$10,311,047	$13,048,141
Net realized loss on investments and futures contracts	(2,215,882)	(1,735,124)
Net change in net unrealized appreciation (depreciation) on investments and futures contracts	(2,399,896)	(1,369,392)

Increase (decrease) in net assets from operations	5,695,269	9,943,625

From Distributions to Shareholders:
Net Investment Income:
Institutional Class	(10,349,631)	(11,831,185)
Capital Gains:
Institutional Class	—	(53,435)

Total distributions	(10,349,631)	(11,884,620)

Increase in Net Assets Derived from Capital Shares Transactions (Note 7)	20,377,536	278,101,365

Total increase (decrease) in net assets	15,723,174	276,160,370
Net Assets
Beginning of period	347,153,391	70,993,021

End of period	$362,876,565	$347,153,391

Undistributed Net Investment Income	$1,737,717	$1,776,301

See accompanying notes to financial statements.

25

THIS PAGE INTENTIONALLY LEFT BLANK

26

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income(e)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains(g)
High Income Opportunities Fund

Institutional Class
3/31/2008(i)	$10.42	$0.42	$(0.83)	$(0.41)	$(0.41)	$(0.07)
9/30/2007	10.39	0.77	0.01 (h)	0.78	(0.75)	(0.00)
9/30/2006	10.50	0.76	(0.10)	0.66	(0.73)	(0.04)
9/30/2005	10.32	0.78	0.17	0.95	(0.77)	—
9/30/2004(a)	10.00	0.33	0.25	0.58	(0.26)	—

Securitized Asset Fund

Institutional Class
3/31/2008(i)	$10.07	$0.29	$(0.12)	$0.17	$(0.29)	$(0.00)
9/30/2007	10.13	0.55	(0.10)	0.45	(0.51)	(0.00)
9/30/2006(f)	10.00	0.30	0.02	0.32	(0.19)	—

(a) For the period April 12, 2004 (commencement of operations) through September 30, 2004.

(b) Periods less than one year, if applicable, are not annualized.

(c) Loomis Sayles has agreed to pay, without reimbursement from the Fund, all expenses associated with the operations of the Fund.

(d) Computed on an annualized basis for periods less than one year, if applicable

(e) Per share net investment income has been calculated using the average shares outstanding during the period.

(f) For the period March 2, 2006 (commencement of operations) through September 30, 2006.

(g) Amount rounds to less than $0.01 per share, if applicable.

(h) The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the fund.

(i) For the six months ended March 31, 2008 (Unaudited).

See accompanying notes to financial statements.

27

				Ratios to Average Net Assets:
Total distributions	Net asset value, end of the period	Total return (%)(b)	Net assets, end of the period (000’s)	Net expenses (%)(c)	Gross expenses (%)(c)	Net investment income (%)(d)	Portfolio turnover rate (%)

$(0.48)	$9.53	(4.1)	$77,290	—	—	8.34	11
(0.75)	10.42	7.7	84,073	—	—	7.35	29
(0.77)	10.39	6.6	42,847	—	—	7.36	26
(0.77)	10.50	9.5	13,115	—	—	7.40	22
(0.26)	10.32	5.9	9,079	—	—	7.03	45

$(0.29)	$9.95	1.7	$362,877	—	—	5.76	202
(0.51)	10.07	4.6	347,153	—	—	5.43	73
(0.19)	10.13	3.3	70,993	—	—	3.02	55

See accompanying notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.  Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles High Income Opportunities Fund (the “High Income Opportunities Fund”)

Loomis Sayles Securitized Asset Fund (the “Securitized Asset Fund”)

Each Fund offers Institutional Class Shares. The Funds’ shares are offered exclusively to investors in “wrap fee” programs approved by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and/or Loomis Sayles & Company, L.P. (“Loomis Sayles”) and to institutional advisory clients of Natixis Advisors or Loomis Sayles that, in each case, meet the Funds’ policies as established by Loomis Sayles.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Markets are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Futures contracts are priced at their most recent settlement price. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The High Income Opportunities Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b.  Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

29

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates caused by fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the High Income Opportunities Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The High Income Opportunities Fund may use foreign currency exchange contracts to facilitate transactions in foreign denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

The High Income Opportunities Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts. The High Income Opportunities Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge the Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2008, there were no open foreign forward currency contracts.

e.  Futures Contracts. The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy and sell a particular commodity, instrument or index (e.g., an interest-bearing security) for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash or short-term high-quality securities. As the value of the contract changes, the value of the futures contract position increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid, respectively, by and to the holders of these positions. The amount received or paid is known as “variation margin.” Realized gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

f.  Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has performed an analysis of the Funds’ tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004 – 2007) and has concluded that no provisions for income tax are required. Fund Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and interpretations thereof.

30

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

The High Income Opportunities Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as premium amortization, distribution redesignations and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to defaulted bond income accruals, premium amortization accruals and futures contracts marked to market. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Opportunities Fund	$4,658,683	$10,790	$4,669,473
Securitized Asset Fund	11,884,620	—	11,884,620
As of September 30, 2007, post-October losses were as follows:
	High Income Opportunities Fund	Securitized Asset Fund
Deferred net capital losses (post-October 2006)	$—	$2,099,095

h.  Repurchase Agreements. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Delayed Delivery Commitments. Each Fund may purchase or sell securities on a when issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

j.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2008 were as follows:

	Value of Securities on Loan	Value of Collateral
High Income Opportunities Fund	$8,081,482	$8,273,185
Securitized Asset Fund	—	—

31

k.  Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds’ enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience the Funds expect the risk of loss to be remote.

l.  New Accounting Pronouncements. In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments and will not have a material impact on the Funds’ net assets or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

3.  Purchases and Sales of Securities. For the six months ended March 31, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Opportunities Fund	$—	$1,384,083	$11,245,872	$7,118,711
Securitized Asset Fund	1,057,465,336	1,041,855,963	42,170,737	8,902,344

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis Sayles has agreed to pay, without reimbursement from the Funds or the Trust, the following expenses of the Funds: compensation to Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; the charges and expenses of any entity appointed by the Funds for custodial, paying agent, shareholder servicing and plan agent services; charges and expenses of the independent registered public accounting firm retained by the Funds; charges and expenses of any transfer agents and registrars appointed by the Funds; any cost of certificates representing shares of the Funds; legal fees and expenses in connection with the day-to-day affairs of the Funds, including registering and qualifying its shares with Federal and State regulatory authorities; expenses of meetings of shareholders and Trustees of the Trust; the costs of services, including services of counsel, required in connection with the preparation of the Funds’ registration statements and prospectuses, including amendments and revisions thereto, annual, semi-annual and other periodic reports of the Funds, and notices and proxy solicitation material furnished to shareholders of the Funds or regulatory authorities, and any costs of printing or mailing these items; and the Funds’ expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

Loomis Sayles serves as investment adviser to each Fund. Under the terms of each management agreement, Loomis Sayles does not charge the Funds an investment advisory fee, also known as a management fee, or any other fee for those services or for bearing those expenses. Although the Funds do not compensate Loomis Sayles directly for services under the advisory agreement, Loomis Sayles will typically receive an advisory fee from the sponsors of “wrap programs,” who in turn charge the programs’ participants.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Loomis Sayles has agreed to pay, without reimbursement from the Trust or Funds, fees to Natixis Advisors for services to the Funds under each agreement.

c.  Service and Distribution Fees. The Trust has entered into a distribution agreement with Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US. Pursuant to this agreement, Natixis Distributors serves as principal

32

NOTES TO FINANCIAL STATEMENTS – continued

March 31, 2008 (Unaudited)

underwriter of the Funds. Natixis Distributors currently is not paid a fee for serving as distributor for the Funds. Loomis Sayles has agreed to reimburse Natixis Distributors to the extent that Natixis Distributors incurs expenses in connection with any redemption of Fund shares.

d.  Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

5.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, each fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

6.  Concentration of Risk. The Securitized Asset Fund is a non-diversified fund. Compared with diversified mutual funds, the Securitized Asset Fund may invest a greater percentage of its assets in a particular company. Therefore, the Securitized Asset Fund’s returns could be significantly affected by the performance of any one of the small number of bonds in its portfolio.

7.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	High Income Opportunities Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

	Shares	Amount	Shares	Amount
Issued from the sale of shares	721,246	$7,296,471	5,003,754	$52,835,635
Issued in connection with the reinvestment of distributions	188,351	1,887,816	190,501	1,995,422
Redeemed	(868,482)	(8,635,285)	(1,244,842)	(13,089,376)

Increase (decrease) from capital share transactions	41,115	$549,002	3,949,413	$41,741,681

33

	Securitized Asset Fund

	Six Months Ended March 31, 2008		Year Ended September 30, 2007

	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,846,285	$68,843,063	34,557,748	$349,398,198
Issued in connection with the reinvestment of distributions	8,466	85,118	12,259	123,960
Redeemed	(4,834,036)	(48,550,645)	(7,110,836)	(71,420,793)

Increase (decrease) from capital share transactions	2,020,715	$20,377,536	27,459,171	$278,101,365

34

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Not applicable.

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	May 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert J. Blanding
Name:	Robert J. Blanding
Title:	President and Chief Executive Officer
Date:	May 22, 2008

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	May 22, 2008